[GRAPHIC OMITTED]
                         ARMADA FUNDS 2001 ANNUAL REPORT

         EQUITY, ASSET ALLOCATION, FIXED INCOME AND TAX FREE BOND FUNDS

                                 [LOGO OMITTED]
                                ARMADA[R] FUNDS
                          DESIGN YOUR OWN DESTINY[TM]
                              WWW.ARMADAFUNDS.COM

                                  ARMADA FUNDS
                         ANNUAL REPORT -- MAY 31, 2001

ARMADA EQUITY, ASSET
   ALLOCATION, FIXED INCOME
   AND TAX FREE BOND FUNDS:

CORE EQUITY FUND

EQUITY GROWTH FUND

EQUITY INDEX FUND

INTERNATIONAL EQUITY FUND

LARGE CAP ULTRA FUND

LARGE CAP VALUE FUND

MID CAP GROWTH FUND

SMALL CAP GROWTH FUND

SMALL CAP VALUE FUND

TAX MANAGED EQUITY FUND

AGGRESSIVE ALLOCATION FUND

BALANCED ALLOCATION FUND

CONSERVATIVE ALLOCATION FUND

BOND FUND

GNMA FUND

INTERMEDIATE BOND FUND

LIMITED MATURITY BOND FUND

TOTAL RETURN ADVANTAGE FUND

U.S. GOVERNMENT INCOME FUND

MICHIGAN MUNICIPAL BOND FUND

NATIONAL TAX EXEMPT BOND FUND

OHIO TAX EXEMPT BOND FUND

PENNSYLVANIA MUNICIPAL BOND FUND

ARMADA ALSO OFFERS
   THE FOLLOWING MONEY
   MARKET FUNDS:

GOVERNMENT MONEY MARKET FUND

MONEY MARKET FUND

OHIO MUNICIPAL MONEY MARKET FUND

PENNSYLVANIA TAX EXEMPT ~MONEY MARKET FUND

TAX EXEMPT MONEY~MARKET FUND

TREASURY MONEY MARKET FUND

TREASURY PLUS MONEY MARKET FUND


Chairman's Message ......................................      1

Economic and Market Overview ............................      2

Fund Overviews ..........................................      4

Additional Armada Performance Information ...............     28

Report of Independent Auditors ..........................     29

Financial Highlights ....................................     30

Schedules of Investments .................................    41

Statements of Assets and Liabilities .....................    95

Statements of Operations .................................   100

Statements of Changes in Net Assets ......................   104

Notes to Financial Statements ............................   112

Notice to Shareholders ...................................   125


--------------------------------------------------------------------------------
                NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE
--------------------------------------------------------------------------------

   National City Investment Management Company (IMC) serves as investment adviser to Armada Funds, for which it receives an investment advisory fee. Armada Funds are distributed by SEI Investments Distribution Company (SIDC), Oaks, PA 19456. SIDC is not affiliated with IMC and is not a bank. Mutual funds involve risk including possible loss of principal. Current performance may be lower than the performance figures quoted herein due to recent market volatility. For more complete information about Armada Funds, including charges and expenses, please contact your investment professional or call 1-800-622-FUND (3863) for a prospectus. Read it carefully before you invest or send money.

--------------------------------------------------------------------------------

                                                              CHAIRMAN'S MESSAGE
================================================================================



JULY 12, 2001

DEAR SHAREHOLDERS:

   During the 12-month period ending May 31, investors have seen evidence of a slowing economy - rising energy prices, growing unemployment and faltering technology stocks. The period highlights the benefits of maintaining a well-diversified portfolio. By investing across several different asset sectors, an investor can seek to limit exposure to losses while seeking to take advantage of gains.
   During this period, total assets of the Fund complex (including the former Parkstone Group of Funds) grew by $1 billion to $16.9 billion. Assets in the money market funds increased 20% to $9.45 billion. Assets in the equity, asset allocation, fixed income, and tax free bond funds decreased 8% primarily because of the market decline.

ADDITIONS TO THE FUND FAMILY
   Once again, we have expanded Armada's investment offerings. In March, the Aggressive Allocation Fund and the Conservative Allocation Fund were added to expand the Asset Allocation offerings of the Fund Family. With these new investment options, shareholders will find it easier to develop a well-diversified portfolio.
   The name of the Armada Equity Income Fund has been changed to Armada Large Cap Value Fund to reflect a change in its investment objective. The portfolio management team is now able to fully execute its value investment strategy (as used with the Armada Small Cap Value Fund) with the Large Cap Value Fund.
   The following pages of this report provide important information on your investment(s) and other funds offered through the fund family. I encourage you to review them to help you stay informed about your investments.
   If you have additional questions regarding the Armada Funds, please contact your financial advisor, an Investor Services Representative at 1-800-622-FUND
(3863) or visit our web site at WWW.ARMADAFUNDS.COM.


Sincerely,

/S/Robert D. Neary
Robert D. Neary
Chairman



[LOGO OMITTED]
ARMADA[R} FUNDS

ECONOMIC OVERVIEW
================================================================================


DEAR INVESTOR:
   What a difference a year can make. From an unimaginable 7.3% annualized growth rate in the first quarter of 2000, gross domestic product (GDP) growth fell rapidly and steeply and plummeted to 1.2% for the first three months of 2001. For calendar year 2001, GDP is expected to climb a modest 1%.
   A number of factors conspired to slam the brakes on U.S. economic growth. For starters, the aggressive tightening moves by the Federal Reserve Board ("Fed") and other central banks in 1999 and early 2000 finally dried up some of the excess liquidity in the equity and bond markets. At the same time, skyrocketing energy prices eroded corporate profits and consumer disposable income. Moreover, corporate technology spending--the most significant driver of the expansion -- came to a virtual standstill. Within just a few months, Y2K-related investing ended, free-spending dot-com companies began to close their doors (virtual and otherwise), and a wave of consolidations and bankruptcies swept the communications services sector.
   Signs of the slowdown can be felt in nearly every corner of the economy and perhaps nowhere as much as in the manufacturing sector. At the end of May, industrial production had declined for the seventh consecutive month. The nation's overall unemployment figures jumped 15% year-over-year to 4.5%, and that number is likely to climb further still.
   Clearly, these have not been the best of times. Still, National City Investment Management Company (IMC) does not believe that a recession (as defined by two consecutive quarters of a decline in GDP) is on the horizon. For that, we can thank U.S. consumers and the Federal Reserve Board's aggressive monetary policy. Consumers kept the economy on track during a difficult period as retail sales continued to advance during the second quarter of 2001. Consumer confidence and the index of leading economic indicators appear to have stabilized.
   As for the Fed, it completely wiped out its previous cycle of tightenings and lowered short-term interest rates 50 basis points (1/2 of a percentage point) five separate times during the first five months of 2001 and most recently by an additional 25 basis points. By their actions, Mr. Greenspan and company have made it clear that they are prepared to take whatever steps are necessary to re-ignite growth. As a result of these efforts, we expect to see signs of a genuine recovery ~in 2002.
   Other factors will contribute to this scenario, including passage of President Bush's record $1.35 trillion tax cut. While many pieces of the plan will take effect gradually over the next 10 years, every U.S. taxpayer who paid Federal income taxes will receive a rebate on their 2000 tax bill no later than this autumn. Energy prices are also likely to stabilize after their dizzying climb. OPEC, for example, has indicated that it will likely raise oil production to keep prices from spiking above current levels.

VALUE STOCKS CORRECT A DECADE OF UNDERPERFORMANCE
   The dramatic slowdown in the economy has certainly taken its toll on the U.S. equity markets. The S&P 500 Composite Index, a leading large cap indicator, fell 10.55% for the 12 months ended May 31, 2001. These numbers belie the fact that growth-oriented equities, particularly technology and telecom stocks, accounted for nearly all of the market's decline. Boasting the loftiest valuations, these sectors were punished most severely as earnings shortfalls and inventory backlogs mounted. Tech sector prices dropped 46%, and the tech-heavy Nasdaq Composite Index finished the period 58% off the all-time high it had reached only 14 months earlier. On May 31, communications equipment manufacturer Cisco Systems--the tech boom's poster child--closed 76% off the 52-week high it had reached in July 2000.
   As we had forecasted, many value sectors actually performed strongly during this period as investors sought shelter in long-ignored old-economy stocks. Value stocks actually made up for a decade of underperformance versus their growth counterparts during the past 12 months. While the S&P 500/BARRA Growth Index plunged 25.97%, the S&P 500/BARRA Value Index climbed 7.13%. Stock prices in the transportation sector soared 33.39%, utilities jumped 24.23%, and basic materials rose 11%. Small cap performance roughly mirrored that of the large cap universe. The Russell 2000 Growth Index finished the past 12 months down 15.74%, while the Russell 2000 Value Index returned 29.42%.
   Will value continue to enjoy the upper hand versus growth? Frankly, we're rather neutral on this question. However, we believe that cyclical stocks--be they in traditional growth-or value-oriented sectors--are poised to outperform non-cyclicals. Retail, basic materials, capital goods, and transportation stocks should be among the chief beneficiaries of the Fed's easing. Despite its cyclical bent, we do not expect to see signs of a genuine recovery in technology for at least six months. The Nasdaq Composite's 29% rise from April 4 through May 31 was welcome, but that gain is more likely a sign that tech prices have gotten ahead of the tough conditions many such companies still face.
   Additionally, we expect to see a significant diver-

                                                               ECONOMIC OVERVIEW
================================================================================


gence in the performance of small caps and large caps. Given their lower relative valuations and higher forecasted earnings growth, we believe that small cap stocks are poised to outperform their growth counterparts for the foreseeable future. Small caps also tend to perform better in the early part of a rate cut cycle as investors willingly add more risk to their portfolios.

CORPORATE BONDS STAGE A COMEBACK
   Bond investors had reason to celebrate during the past year. With the Lehman U.S. Aggregate Bond Index returning 13.11% for the 12 months ended May 31, 2001, the bond market outperformed stocks by the widest margin in more than two decades. In the Treasury market, the Fed's actions in lowering interest rates sent prices on the short end of the yield curve soaring since the yield on the three-month Treasury bill (which moves in the opposite direction of its price) fell 2.28% from January 1. The long end of the curve did not fare quite as well. Despite the U.S. Treasury's continued debt buyback, longer-maturity issues have had to contend with the higher yield offered by corporate bonds and with concern about the potentially inflationary effect of the current rate cuts.
   As we had expected, corporate bonds staged a major comeback during the second half of the reporting period. After dramatically underperforming Treasuries in 2000, prices for corporates of every credit quality soared as the rate cuts sent liquidity back to the non-government--or spread--sectors of the bond market. Investment-grade corporate bonds outperformed equivalent duration Treasuries by 275 basis points from January through May.
   Given their gains, we are less positive on corporates going forward. The sector's massive exposure to credit risk --witness Lucent Technologies' downgrade to double-B-plus on June 13 -- means that industry and security selection will remain key. In addition, the sector will face a flood of new issues over the next few months. We prefer more exposure to the mortgage-backed sector, which should benefit from the end of the recent refinancing cycle and which remains a safer place for credit risk exposure.

THE EURO TREADS WATER; JAPAN STRUGGLES
   Across the Atlantic, Europe's GDP growth surpassed that of the United States for the first time in a decade. However, the high cost of energy and raw materials continued to exact a stiff toll because of the region's reliance on a manufacturing base. With worldwide energy prices denominated in dollars, Europe also was negatively impacted by the euro's anemic performance versus the dollar. Throughout the past 12 months, the euro traded in a range of 82.65 cents to
96.48 cents versus the dollar. It closed at 84.8 cents on May 31, 2001, and parity is a long way off. As a result, the euro currency zone's core inflation rate has risen to 3.1%, far above the European Central Bank's (ECB) 2% target. Moreover, that number will likely climb further. With growth in Europe slowing, the ECB went back on its promise to hold interest rates steady and in May eased 25 basis points to 4 1/4%.
   Despite current challenges, we remain very constructive on the euro zone's long-term prospects. They are liberalizing markets and reducing capital gains taxes, albeit at a relatively slow pace. We've also witnessed clear signs of an emerging shareholder culture, which should help drive accountability and improve shareholder value. We also believe that the euro is unlikely to continue trading at its current low levels over the long term. Eventual lower energy prices will allow inflation in Europe to recede and make it easier for the ECB to ease further. Newfound liquidity in Europe's financial markets should then drive the demand for euro-denominated assets, leading the currency to appreciate significantly against the dollar.
   Our outlook for Japan is far less optimistic. True, the election of a reform-minded prime minister has brought hope that genuine structural reforms may be on the horizon. As a result, the Nikkei Index and TOPIX have been among the best-performing major market averages since March. Still, Japan's banking system requires massive reform, and the country's debt as a percentage of national economic output remains the world's largest among developed countries. In addition, Moody's Investors Service lowered the country's credit rating in September to double-A. Until the pace of reform quickens and Japanese consumers increase spending on a meaningful basis, Japan's economy will remain firmly in the doldrums. Sincerely,




/S/Donald L. Ross

President and Chief Investment Officer
National City Investment Management Company

EQUITY FUNDS
ARMADA CORE EQUITY FUND OVERVIEW
================================================================================


COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

    A massive correction in technology stocks largely contributed to a 10.55% drop in the S&P 500 Index(A) for the 12 month period ended May 31, 2001. As a result, investors focused on the consistent earnings growth and reasonable valuations to be found in long-ignored sectors of the economy. The portfolio management team's investment strategy helped the Armada Core Equity Fund post a total return (before sales charge) of negative 6.49% for Class B investors and negative 5.63% for Class I investors during this ~difficult period, outperforming the benchmark by a wide margin.
    The Fund was well positioned as the fiscal year began, with value stocks accounting for a substantial portion of assets. An overemphasis in financials, which we maintained for the entire 12 months, proved particularly advantageous. Within this sector, Radian Group and Citigroup were among the Fund's top performers.
    Although our market weighting in technology exerted a drag on performance, careful stock selection insulated us from the full force of the sector's stunning 46% decline. For example, the portfolio management team had already taken profits from many semiconductor holdings, such as Xilinx and Linear Technology, by March 2000. The Philadelphia Semiconductor Index, the industry's leading indicator, would eventually fall 40% during the reporting period. Moreover, our requirement that all holdings show positive earnings meant that the Fund had virtually no exposure to the many dot-com stocks that were punished so severely. Instead, we favored the predictable earnings offered by companies such as check processor Fiserv.
    With the Fed beginning to lower interest rates aggressively in January, financial stocks continued to outperform the market. Capital goods, basic materials, and other cyclical sectors also benefited, with Ingersoll-Rand, Praxair, and Alcoa among the Fund's top performers from January through May.
    As the period came to a close, the portfolio management team continued to seek out companies with attractive valuations and positive long-term fundamentals. The Fund also took a position in contract manufacturer Sanmina, whose prospects appear bright as Cisco Systems, Nortel Networks, and other core customers outsource more of their manufacturing.
    On April 18, 2001, responsibility for managing the Fund shifted from National Asset Management to National City Investment Management Company as a result of the former's merger with AMVESCAP, PLC. This change has not resulted in a change in the investment objective.

(A) SEE PAGE 28 FOR ADDITIONAL INFORMATION REGARDING THE S&P 500 INDEX.

GROWTH OF A $10,000 INVESTMENT(5)

[LINE GRAPH OMITTED]

[PLOT POINTS TO FOLLOW:]
           ARMADA CORE EQUITY FUND ARMADA CORE EQUITY FUND
           (CLASS B SHARES)(2),(4)    (CLASS I SHARES)           S&P 500 INDEX
8/1/97             10,000                    10,000                   10,000
5/31/98            11,364                    11,404                   11,585
5/31/99            14,224                    14,378                   14,024
5/31/00            15,833                    16,148                   15,492
5/31/01            14,506                    15,239                   13,858

ARMADA CORE EQUITY FUND
-----------------------
Average Annual Total Returns, as of 5/31/01



--------------------------------------------------------------------------------
                                              SINCE  CUMULATIVE SINCE
                       1 YEAR     3 YEAR   INCEPTION1   INCEPTION1
--------------------------------------------------------------------------------
Class I Shares          (5.63)%   10.14%      11.62%       52.37%
--------------------------------------------------------------------------------
Class A Shares          (5.91)%    9.84%      11.34%       50.89%
--------------------------------------------------------------------------------
Class A Shares
with Sales Charge      (11.08)%    7.79%       9.71%       42.61%
--------------------------------------------------------------------------------
Class B Shares          (6.49)%    9.22%      11.32%       44.01%
--------------------------------------------------------------------------------
Class B Shares
 with Sales Charge     (10.56)%    8.09%      10.63%       41.01%
--------------------------------------------------------------------------------
Class C Shares3, 4      (6.48)%    9.24%      (4.42)%      (5.97)%
--------------------------------------------------------------------------------
Class C Shares3, 4
with Sales Charge       (7.30)%    N/A        (5.03)%      (6.79)%
--------------------------------------------------------------------------------


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: AUGUST 1, 1997 (CLASS I SHARES); AUGUST 1, 1997 (CLASS A SHARES); JANUARY 6, 1998 (CLASS B SHARES) AND JANUARY 20, 2000 (CLASS C SHARES).

2 CLASS B SHARES RETURNS PRIOR TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

3 CLASS C SHARES RETURNS FOR THE PERIOD MAY 31, 1998 TO JANUARY 20, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

4 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 28.

                                                                    EQUITY FUNDS
                                              ARMADA EQUITY GROWTH FUND OVERVIEW
================================================================================

COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

    The dramatic economic slowdown that began in 2000 and the ensuing falloff in corporate earnings took their toll on the large cap growth universe for the 12 months ended May 31, 2001. Given their extended valuations, many technology and telecom equipment stocks felt the full force of the market's decline. Indeed, the tech-heavy Nasdaq Stock Market finished the period 58% off the all-time high it had reached only 14 months earlier. Seeking consistent--if unspectacular--earnings growth, investors focused anew on reasonably-priced value stocks in long-ignored sectors of the economy.
    In this environment, the Armada Equity Growth Fund posted a total return (before sales charge) of negative 13.10% for Class B investors, and negative 12.26% for Class I investors for the 12 months ended May 31, 2001. Over the same period, the Fund's benchmark, the S&P 500 Index(A), returned negative 10.55%. Frankly, it would have been difficult to match the benchmark's performance given the growth orientation of our portfolio. However, the Fund outperformed its large cap growth peer group average by a wide margin thanks to a year-long relative underweight to the technology sector. The Lipper Large Cap Growth Peer Group(B) results plummeted 23.53% during the reporting period.
    The Fund actually outperformed the S&P 500 through December, but our emphasis on stocks at the high end of the benchmark's market cap range detracted from our results after January. Stocks with lower price-to-earnings ratios, predominantly grouped at the lower end of the market cap range, outperformed.
    As early as December, when it became clear that the Fed might begin easing rates, we added a number of financial stocks that tend to thrive in a low-rate environment. They include Fannie Mae, Freddie Mac, Washington Mutual, and Golden West Financial. We also took a position in Lowe's Companies, the nation's second-largest home-improvement chain. The portfolio management team believes that Lowe's stands to benefit from the housing turnover cycle that rate reductions usually trigger.
    We gradually reduced the defensive aspect of the Portfolio by selling positions in stocks such as Anheuser-Busch Companies, The Gillette Company, and Coca-Cola. The portfolio management team believes that the Fed's aggressive series of interest-rate reductions, coupled with the government tax cuts passed in May, could help spur an economic recovery over the next 12 months.
    We've begun adding selectively to the Fund's technology holdings, with the market seemingly at or near bottom. The portfolio management team particularly likes the prospects for Check Point Software Technologies and VERITAS Software, well-positioned in the growing market for security software.

(A) SEE PAGE 28 FOR ADDITIONAL INFORMATION REGARDING THE S&P 500 INDEX.

(B) LARGE CAP GROWTH FUNDS - FUNDS THAT, BY PORTFOLIO PRACTICE, INVEST AT LEAST 75% OF THEIR EQUITY ASSETS IN COMPANIES WITH MARKET CAPITALIZATIONS (ON A THREE-YEAR WEIGHTED BASIS) GREATER THAN 300% OF THE DOLLAR-WEIGHTED MEDIAN MARKET CAPITALIZATION OF THE MIDDLE 1,000 SECURITIES OF THE S&P SUPER COMPOSITE 1500 INDEX. LARGE CAP GROWTH FUNDS TYPICALLY HAVE AN ABOVE-AVERAGE PRICE-TO-EARNINGS RATIO, PRICE-TO-BOOK RATIO, AND THREE-YEAR SALES-PER-SHARE GROWTH VALUE, COMPARED TO THE S&P 500 INDEX.

GROWTH OF A $10,000 INVESTMENT(5)
[LINE GRAPH OMITTED]
[PLOT POINTS TO FOLLOW:]
        ARMADA EQUITY GROWTH FUND  ARMADA EQUITY GROWTH FUND
         (CLASS B SHARES)(2),(4)       (CLASS I SHARES)       S&P 500 INDEX
5/31/91        10,000                      10,000                  10,000
5/31/92        10,848                      10,888                  10,988
5/31/93        11,607                      11,669                  12,262
5/31/94        11,737                      11,834                  12,780
5/31/95        12,952                      13,092                  15,355
5/31/96        16,105                      16,316                  19,719
5/31/97        20,814                      21,140                  25,517
5/31/98        26,621                      27,197                  33,343
5/31/99        31,737                      32,680                  40,362
5/31/00        37,348                      38,722                  44,587
5/31/01        32,456                      33,975                  39,883

ARMADA EQUITY GROWTH FUND
-------------------------
Average Annual Total Returns, as of 5/31/01


---------------------------------------------------------------------------------------
                                                                            CUMULATIVE
                                                                SINCE          SINCE
                    1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION(1)   INCEPTION1
---------------------------------------------------------------------------------------
Class I Shares       (12.26)%   7.70%     15.80%    13.01%       13.71%        335.07%
---------------------------------------------------------------------------------------
Class A Shares       (12.53)%   7.42%     15.50%    12.72%       12.82%        239.24%
---------------------------------------------------------------------------------------
Class A Shares
with Sales Charge    (17.33)%   5.42%     14.20%    12.08%       12.19%        220.61%
---------------------------------------------------------------------------------------
Class B Shares2,4    (13.10)%   6.83%     15.05%    12.49%        8.86%         33.46%
---------------------------------------------------------------------------------------
Class B Shares
with Sales Charge2,4 (17.27)%   5.65%     14.82%      N/A         8.13%         30.46%
---------------------------------------------------------------------------------------
Class C Shares3,4    (13.06)%   6.86%     15.06%    12.50%       (9.08)%       (12.00)%
---------------------------------------------------------------------------------------
Class C Shares
with Sales Charge3,4 (13.89)%    N/A        N/A       N/A        (9.73)%       (12.85)%
---------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: DECEMBER 20, 1989 (CLASS I SHARES); APRIL 15, 1991 (CLASS A SHARES); JANUARY 6, 1998 (CLASS B SHARES) AND JANUARY 27, 2000 (CLASS C SHARES).

2 CLASS B SHARES RETURNS FOR THE PERIOD MAY 31, 1991 TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

3 CLASS C SHARES RETURNS FOR THE PERIOD MAY 31, 1991 TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD JANUARY 6, 1998 TO JANUARY 27, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

4 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 28.

EQUITY FUNDS
ARMADA EQUITY INDEX FUND OVERVIEW
================================================================================


COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

    A dramatic slowdown in technology spending and a drop in corporate earnings took their toll on the large cap growth universe during the past year. As a result, the S&P 500 Index(A) lost 10.55% of its value for the 12 months ended May 31, 2001. By owning all 500 component companies in the benchmark's exact proportions, the Armada Equity Index Fund tracked its performance very closely. The Fund posted a total return (before sales charge) of negative 11.47% for Class B investors, and negative 10.64% for Class I investors for same period.
    The plunge in richly valued technology stocks, which had accounted for more than 29% of the S&P 500's market capitalization when the fiscal year began, was by far the most significant factor in the Index's disappointing results. Given the benchmark's market-weighted nature, share price movements among stocks with the largest market caps have the most impact on its overall value.
    Tech sector prices dropped 46%, led by steep declines in such former stalwarts as Intel, Cisco Systems, Sun Microsystems, and JDS Uniphase. By the end of the reporting period, tech stocks accounted for less than 19% of the S&P 500's market cap. The communications services sector suffered as well, dropping 26% percent. AT&T, WorldCom, and Sprint-to name just three-all lost more than half their market value.
    As investors focused on the consistent earnings growth to be found among selected value stocks, the S&P 500/BARRA Value Index actually finished the 12-month period up 7%. The transportation and utilities sectors posted outstanding results, with the former returning 33.39% and the latter 24.23%. However, their modest weighting in the benchmark meant that neither had a significant impact on overall results.
    As the Fed began cutting interest rates in January 2001, it became clear that Mr. Greenspan and company were prepared to take whatever steps it deemed necessary to avoid a recession. With technology and other cyclical sectors likely to be among the chief beneficiaries of the Fed's easing, as of May 31 the S&P 500 had gained 14% from its low on April 4th.
    Looking ahead, the portfolio management team believes that an economic recovery is likely to occur over the next 12 months. At the same time, more attractive valuations and a better earnings outlook for the smaller names in the Index mean that they will likely outperform those at the larger end of its market cap range.

(A) -See page 28 for additional information regarding the S&P 500 Index.

GROWTH OF A $10,000 INVESTMENT(4)
[LINE GRAPH OMITTED]
[PLOT POINTS TO FOLLOW:

        ARMADA EQUITY INDEX FUND ARMADA EQUITY INDEX FUND
         (CLASS B SHARES)(2),(3)   (CLASS I SHARES)           S&P 500 INDEX
7/1/98             10,000                10,000                      10,000
5/31/99            11,377                11,414                      11,632
5/31/00            12,449                12,546                      12,850
5/31/01            10,663                11,211                      11,494


ARMADA EQUITY INDEX FUND
------------------------
Average Annual Total Returns, as of 5/31/01


--------------------------------------------------------------------------------
                                                 CUMULATIVE
                                    SINCE           SINCE
                     1 YEAR      INCEPTION1       INCEPTION1
--------------------------------------------------------------------------------
 Class I Shares     (10.64)%        4.04%          12.13%
--------------------------------------------------------------------------------
 Class A Shares     (10.82)%        7.90%          22.11%
--------------------------------------------------------------------------------
 Class A Shares
 with Sales Charge  (14.19)%        6.36%          17.59%
--------------------------------------------------------------------------------
 Class B Shares     (11.47)%       (7.35)%        (10.17)%
--------------------------------------------------------------------------------
 Class B Shares
 with Sales Charge  (15.89)%       (10.66)%       (14.65)%
--------------------------------------------------------------------------------
 Class C Shares     (11.51)%       (10.66)%       (14.32)%
--------------------------------------------------------------------------------
 Class C Shares
 with Sales Charge  (12.40)%       (11.31)%       (15.17)%
--------------------------------------------------------------------------------


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: JULY 10, 1998 (CLASS I
  SHARES); OCTOBER 15, 1998 (CLASS A SHARES); JANUARY 4, 2000 (CLASS B SHARES) AND JANUARY 17, 2000 (CLASS C SHARES).

2 CLASS B SHARES RETURNS PRIOR TO OCTOBER 15, 1998 REFLECT THE PERFORMANCE OF
  THE FUND'S CLASS I SHARES, AND RETURNS FOR THE PERIOD OCTOBER 15, 1998 TO JANUARY 4, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

3 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL
  PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

4 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B
  PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 28.

                                                                    EQUITY FUNDS
                                       ARMADA INTERNATIONAL EQUITY FUND OVERVIEW
================================================================================


COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

    Rising energy prices and a slowing global economy took a toll on world equity markets over the past year. In particular, growth-oriented funds such as this one suffered as technology and telecom stocks were punished for a string of disappointing earnings announcements.
    For the 12 months ended May 31, 2001, the Armada International Equity Fund posted a total return (before sales charges) of negative 23.47% for Class B investors, and negative 22.74% for Class I investors. During the same period, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far
East) Index posted a total return of negative 17.47%. However, dividing the benchmark into its growth and value components offers a telling comparison. While EAFE value lost a relatively modest 8%, EAFE Growth dropped 28.33% during the period.
    It was a frustrating year, to be sure, for growth investors. However, the Fund was rewarded by a heavy allocation to European equities and a significant underweight in Japan relative to the benchmark. The Fund's investments in Switzerland -- with its concentration in the defensive banking, insurance, and pharmaceutical sectors -- as well as in The Netherlands proved particularly beneficial.
    Among the Fund's Swiss holdings, Union Bank of Switzerland was rewarded for solid growth in assets under management even as stock prices plummeted. Swiss Re profited from an improved pricing environment in the insurance sector, while pharmaceutical company Novartis was buoyed by a strong product pipeline and FDA approval of leukemia drug Gleevec. In The Netherlands, positions in Ahold, ING Groep, Heineken, and Royal Dutch Petroleum all produced solid returns.
    As the year came to a close, the portfolio management team reduced the Fund's heavy exposure to European equities and added to its positions in Japan and the developing economies of Brazil and Mexico. Although Japan is still burdened by heavy debt and its banking system is desperately in need of reform, a new prime minister has brought hope that genuine structural reforms may be on the horizon. We remain underweight in Japan but increased our holdings to 16 percent of assets at the end of May from a low of 11 percent.
    Relatively good economic growth and low inflation have made the Mexican and Brazilian markets among Latin America's most attractive. In the former, we like the prospects for Cemex, the world's second-largest cement producer and a company with excellent operating margins. In Brazil, aircraft manufacturer Embraer is benefiting from the growth of regional airlines in the United States and Europe.

GROWTH OF A $10,000 INVESTMENT(5)

[LINE GRAPH OMITTED]
[PLOT POINTS TO FOLLOW:]

 ARMADA INTERNATIONAL INDEX FUND  ARMADA INTERNATIONAL INDEX FUND
     (CLASS B SHARES)(2),(4)          (CLASS I SHARES)          MSCI EAFE INDEX
8/1/97       10,000                     10,000                     10,000
5/31/98      10,839                     10,875                     10,361
5/31/99      10,849                     10,978                     10,813
5/31/00      14,630                     15,249                     12,666
5/31/01      11,126                     11,781                     10,453

ARMADA INTERNATIONAL EQUITY FUND
--------------------------------
Average Annual Total Returns, as of 5/31/01


--------------------------------------------------------------------------------
                                                       CUMULATIVE
                                            SINCE         SINCE
                       1 YEAR    3 YEARS  INCEPTION1   INCEPTION1
--------------------------------------------------------------------------------
 Class I Shares       (22.74)%    2.70%     4.37%       17.82%
--------------------------------------------------------------------------------
 Class A Shares       (22.88)%    2.51%     4.10%       16.64%
--------------------------------------------------------------------------------
 Class A Shares
 with Sales Charge    (27.11)%    0.59%     2.58%       10.24%
--------------------------------------------------------------------------------
 Class B Shares       (23.47)%    1.78%     6.22%       22.77%
--------------------------------------------------------------------------------
 Class B Shares
 with Sales Charge    (27.05)%    0.50%     5.45%       19.77%
--------------------------------------------------------------------------------
 Class C Shares3,4    (23.40)%    1.81%    (19.38)%    (26.09)%
--------------------------------------------------------------------------------
 Class C Shares
 with Sales Charge3,4 (24.11)%     N/A     (19.92)%    (26.78)%
--------------------------------------------------------------------------------


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: AUGUST 1, 1997 (CLASS I SHARES); AUGUST 1, 1997 (CLASS A SHARES); JANUARY 6, 1998 (CLASS B SHARES) AND JANUARY 5, 2000 (CLASS C SHARES).

2 CLASS B SHARES RETURNS PRIOR TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

3 CLASS C SHARES RETURNS FOR THE PERIOD MAY 31, 1998 TO JANUARY 5, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

4 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 28.

EQUITY FUNDS
ARMADA LARGE CAP ULTRA FUND OVERVIEW
================================================================================


COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

    A slowing economy and a steep drop in technology and telecom spending triggered earnings disappointments throughout the large cap growth universe for much of the past fiscal year. The tech-dominated Nasdaq Stock Market finished the period 58% off the all-time high it had reached only 14 months earlier. In this environment, the Armada Large Cap Ultra Fund posted a total return (before sales charge) of negative 26.88% for Class B investors, and negative 26.18% for Class I investors for the 12 months ended May 31, 2001. Over the same period, the S&P 500(A)/BARRA Growth Index posted a return of negative 25.97%.
    The Fund benefited early on from a reduced holdings position in technology stocks relative to the benchmark. Then, believing that the aggressive rate-cutting posture the Fed assumed in January would help bolster technology shares, the portfolio management team began increasing our tech exposure in February. Our moves proved a bit premature, though, and it would take until April before the market appeared to hit bottom.
    Even during the first half of the reporting period, the dismal performance of such holdings as Computer Sciences and Power-One showed that it was impossible to avoid entirely the effects of the tech downturn. Computer Sciences fell victim to renewed competition and lost more than half its market capitalization. Power-One suffered from the falloff in spending by Cisco Systems--its largest customer--and by the telecom industry in general.
    Fortunately, solid gains from our stake in oil services stocks such as Transocean Sedco Forex, Schlumberger, and Weatherford International countered some of the technology sector's negative impact. The Fund also benefited from strong stock selection in other sectors. For example, information outsource holding Concord EFS, which the Fund held all year, doubled in value thanks to its stable earnings profile and good growth in its core operations. Baxter International, another stock held for the entire period, jumped 45% due to accelerating earnings in its blood products business.
    As the year drew to a close, the portfolio management team increased the Fund's exposure to technology stocks and other cyclical sectors. Five interest rate cuts since January have convinced us that the Fed is prepared to take whatever steps it deems necessary to re-ignite economic growth.
    Recent additions to the Portfolio include Check Point Software Technologies and DST Systems. Our oil services holdings should continue to perform well as energy companies step up their exploration and production efforts.

(A) SEE PAGE 28 FOR ADDITIONAL INFORMATION REGARDING THE S&P 500 INDEX.

GROWTH OF A $10,000 INVESTMENT(5)

[LINE GRAPH OMITTED]
[PLOT POINTS TO FOLLOW:]

     ARMADA LARGE CAP ULTRA FUND   ARMADA LARGE CAP ULTRA FUND   S&P 500/BARRA
         (CLASS I SHARES)            (CLASS B SHARES)(2),(4)     GROWTH INDEX
12/28/95    10,000                          10,000                  10,000
5/31/96     11,221                          11,176                  11,151
5/31/97     13,861                          13,688                  14,864
5/31/98     18,485                          18,086                  19,664
5/31/99     22,860                          22,133                  25,199
5/31/00     29,089                          27,646                  29,624
5/31/01     21,474                          20,361                  21,931

ARMADA LARGE CAP ULTRA FUND
---------------------------
Average Annual Total Returns, as of 5/31/01



                                                              CUMULATIVE
                                                     SINCE       SINCE
                       1 YEAR   3 YEARS  5 YEARS  INCEPTION1   INCEPTION1
--------------------------------------------------------------------------------
Class I Shares        (26.18)%    5.12%   13.86%     15.13%      114.72%
--------------------------------------------------------------------------------
Class A Shares        (26.36)%    4.80%   13.56%     14.38%      104.64%
--------------------------------------------------------------------------------
Class A Shares
with Sales Charge     (30.40)%    2.85%   12.28%     13.17%       93.41%
--------------------------------------------------------------------------------
Class B Shares        (26.88)%    4.03%   12.74%     13.57%       97.09%
--------------------------------------------------------------------------------
Class B Shares
with Sales Charge     (29.98)%    3.11%   12.50%      N/A           N/A
--------------------------------------------------------------------------------
Class C Shares3,4     (26.52)%    4.20%   12.86%      N/A        (30.66)%
--------------------------------------------------------------------------------
Class C Shares3,4
with Sales Charge     (27.14)%     N/A     N/A        N/A        (31.25)%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: DECEMBER 28, 1995 (CLASS I SHARES); FEBRUARY 1, 1996 (CLASS A SHARES); FEBRUARY 1, 1996 (CLASS B SHARES) AND JUNE 15, 2000 (CLASS C SHARES).

2 CLASS B SHARES RETURNS PRIOR TO FEBRUARY 1, 1996 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

3 CLASS C SHARES RETURNS FOR THE PERIOD MAY 31, 1996 TO JUNE 15, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

4 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 28.

                                                                    EQUITY FUNDS
                                            ARMADA LARGE CAP VALUE FUND OVERVIEW
================================================================================

COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

    A dramatic decline in economic growth resulted in the first year of negative performance for the S&P 500 Index(A) since 1994. Technology stocks, many of which carried lofty valuations, suffered as spending slowed, the Internet bubble burst, and earnings disappointments mounted. As a result, investors focused anew on the consistent earnings growth and reasonable valuations to be found in long-ignored sectors of the economy.
    In this environment, the Armada Large Cap Value Fund (formerly the Armada Equity Income Fund) produced a total return (before sales charges) of 11.69% for Class B investors, and 12.67% for Class I investors for the 12 months ended May 31, 2001. Its benchmark, the S&P 500/BARRA Value Index, returned 7.13% over the same period.
    Although the management team has always maintained a value-oriented approach to investing, the Fund's new name reflects an end to a requirement that all holdings distribute dividends effective March 1, 2001. In the past, that guideline had kept us from investing in a number of stocks that fit our "good value, good news" criteria in all other respects. Holdings Quest Diagnostics and Tenet Healthcare, both solid performers during the past year, are two such examples.
    The Fund's performance can be attributed largely to its overweight in the property and casualty and defense and aeronautics sectors. The Fund also benefited from significant underexposure to technology stocks, avoiding semiconductor issues in particular. A less competitive pricing environment contributed to the strong performance of insurers The Chubb Corporation and The St. Paul Companies. In defense and aeronautics, new commercial aircraft orders and the likelihood of increased military spending pushed shares of The Boeing company and General Dynamics up substantially.
    Since January, the Fed's aggressive rate cutting has convinced us to take another look at many of the cyclical sectors we had previously avoided. As a result, we took positions in semiconductor capital equipment stock Applied Materials and retailer TJX Companies. Both are among the most successful companies in their respective industries, reasonably valued, and could benefit if Mr. Greenspan and company succeed at reigniting growth.
    Among financial stocks, we took some profits in SouthTrust and PNC Financial Services Group while adding First Union and FleetBoston Financial to the portfolio. The latter two are attractively priced, and the below-average credit quality of their loan portfolios should be less of an issue in a resurgent economy.

(A) SEE PAGE 28 FOR ADDITIONAL INFORMATION REGARDING THE S&P 500 INDEX.

GROWTH OF A $10,000 INVESTMENT(5

[LINE GRAPH OMITTED]
[PLOT POINTS TO FOLLOW:]

     ARMADA LARGE CAP VALUE FUND  ARMADA LARGE CAP VALUE FUND   S&P 500/BARRA
       (CLASS B SHARES)(2),(4)        (CLASS I SHARES)          VALUE INDEX
7/1/94            10,000                  10,000                     10,000
5/31/95           11,272                  11,309                     12,041
5/31/96           13,455                  13,540                     15,213
5/31/97           16,728                  16,872                     19,087
5/31/98           21,007                  21,206                     24,607
5/31/99           22,927                  23,458                     27,828
5/31/00           20,917                  21,593                     28,545
5/31/01           23,514                  24,329                     30,581

ARMADA LARGE CAP VALUE FUND
---------------------------
Average Annual Total Returns, as of 5/31/01


--------------------------------------------------------------------------------
                                                                  CUMULATIVE
                                                        SINCE        SINCE
                         1 YEAR   3 YEARS   5 YEARS   INCEPTION1  INCEPTION1
--------------------------------------------------------------------------------
 Class I Shares          12.67%    4.69%     12.44%    13.72%      143.32%
--------------------------------------------------------------------------------
 Class A Shares          12.42%    4.41%     12.16%    13.31%      133.19%
--------------------------------------------------------------------------------
 Class A Shares
 with Sales Charge        6.24%    2.46%     10.89%    12.37%      120.30%
--------------------------------------------------------------------------------
 Class B Shares2,4       11.69%    3.60%     11.67%     5.93%       21.65%
--------------------------------------------------------------------------------
 Class B Shares
 with Sales Charge2,4     6.69%    2.37%     11.41%     5.16%       18.65%
--------------------------------------------------------------------------------
 Class C Shares3,4       11.67%    3.60%     11.67%    12.29%       16.86%
--------------------------------------------------------------------------------
 Class C Shares
 with Sales Charge3,4    10.67%    N/A         N/A     11.57%       15.86%
--------------------------------------------------------------------------------



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: JULY 1, 1994 (CLASS I
  SHARES); AUGUST 22, 1994 (CLASS A SHARES); JANUARY 6, 1998 (CLASS B SHARES) AND JANUARY 27, 2000 (CLASS C SHARES).

2 CLASS B SHARES RETURNS PRIOR TO AUGUST 22, 1994 REFLECT THE PERFORMANCE OF THE
  FUND'S CLASS I SHARES, AND RETURNS FOR THE PERIOD AUGUST 22, 1994 TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

3 CLASS C SHARES RETURNS FOR THE PERIOD MAY 31, 1996 TO JANUARY 6, 1998 REFLECT
  THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD JANUARY 6, 1998 TO JANUARY 27, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES

4 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL
  PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B
  PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 28.

EQUITY FUNDS
ARMADA MID CAP GROWTH FUND OVERVIEW
================================================================================


COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

    The technology-dominated mid-cap growth market suffered from a slowing economy and a steep falloff in technology spending for much of the past year. The Russell Midcap Growth Index, the Fund's benchmark, dropped 23% in the final quarter of 2000 alone and then another 25% in the first quarter of 2001. In this difficult environment, the Armada Mid Cap Growth Fund posted a total return (before sales charges) of negative 24.69% for Class B investors, and negative 23.89% for Class I investors for the 12 months ended May 31, 2001. The Russell Midcap Growth Index returned negative 25.05% over the same period.
    As a result of our "growth at a reasonable price" philosophy, the Fund was punished early on as valuations soared for technology and biotech issues that we had avoided. However, our caution proved beneficial when many of these technology stocks later pummeled. Driven by disappointing earnings forecasts, we underemphasized a position in technology holdings versus the benchmark. That month the tech-heavy Nasdaq Composite Index would slide 19.7%.
    In search of stocks that were somewhat less sensitive to an economic downturn, we increased the Fund's stake in financials, information outsourcing, and energy. Among our financial holdings, sub-prime auto lender AmeriCredit benefited from less competition in its market segment and declining interest rates, while insurer The Progressive Corporation enjoyed an improved pricing environment.
    Information outsourcing holdings Fiserv, Paychex, Jack Henry & Associates, and Concord EFS, all of which enjoy the stability of long-term contracts, posted solid returns. Our modest overweight to energy stocks, including land driller Nabors Industries and offshore contract driller ENSCO International, contributed to performance as natural gas prices skyrocketed.
    Despite the Fund's modest exposure to health care stocks, Cytyc Corporation and King Pharmaceuticals were among the Fund's strongest performers. Cytyc has benefited from the positive response to its ThinPrep System--a replacement for the conventional Pap smear--from the medical and insurance industries. King's AltacE drug for hypertension yielded strong results in clinical trials, positioning the company to gain share in a competitive market.
    At year-end, the Fund overemphasized the energy, retail, and financial sectors. Our exposure to technology stocks remained lower than the benchmark's, although we began adding selectively to the portfolio as valuations appeared more attractive. The portfolio management team likes the prospects for semiconductor capital equipment stocks, such as KLA-Tencor, which should benefit from the introduction of new process technologies such as 300mm wafers.

GROWTH OF A $10,000 INVESTMENT(5)
[LINE GRAPH OMITTED]
[PLOT POINTS TO FOLLOW:]

      ARMADA MID CAP GROWTH FUND ARMADA MID CAP GROWTH FUND   RUSSELL MIDCAP
        (CLASS B SHARES)(2),(4)     (CLASS I SHARES)          GROWTH INDEX
5/31/91          10,000                   10,000                    10,000
5/31/92          11,501                   11,501                    10,932
5/31/93          13,202                   13,184                    12,637
5/31/94          13,253                   14,002                    13,425
5/31/95          14,251                   15,201                    15,535
5/31/96          20,327                   21,889                    20,699
5/31/97          19,906                   21,565                    22,970
5/31/98          24,019                   26,206                    28,466
5/31/99          25,746                   28,355                    32,918
5/31/00          38,721                   43,071                    47,310
5/31/01          29,161                   32,782                    35,819

ARMADA MID CAP GROWTH FUND
--------------------------
Average Annual Total Returns, as of 5/31/01



--------------------------------------------------------------------------------
                                                                     CUMULATIVE
                                                             SINCE      SINCE
                      1 YEAR   3 YEARS 5 YEARS  10 YEARS  INCEPTION1  INCEPTION1
--------------------------------------------------------------------------------
 Class I Shares       (23.89)%   7.75%   8.41%  12.61%       13.17%    374.61%
--------------------------------------------------------------------------------
 Class A Shares       (24.23)%   7.45%   8.23%  12.46%       13.05%    368.32%
--------------------------------------------------------------------------------
 Class A Shares
 with Sales Charge    (28.38)%   5.44%   7.02%  11.82%       12.55%    342.65%
--------------------------------------------------------------------------------
 Class B Shares 2,4   (24.69)%   6.68%   7.49%  11.30%       10.46%    107.23%
--------------------------------------------------------------------------------
 Class B Shares
 with Sales Charge2,4 (27.04)%   6.14%   7.39%   N/A          N/A        N/A
--------------------------------------------------------------------------------
 Class C Shares 3,4   (24.03)%   6.99%   7.67%  11.39%        N/A      (29.86)%
--------------------------------------------------------------------------------
 Class C Shares
 with Sales Charge3,4 (24.51)%    N/A      N/A    N/A         N/A      (30.30)%
--------------------------------------------------------------------------------


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: OCTOBER 31, 1988 (CLASS I SHARES); OCTOBER 31, 1988 (CLASS A SHARES); FEBRUARY 4, 1994 (CLASS B SHARES) AND JUNE 15, 2000 (CLASS C SHARES).

2 CLASS B SHARES RETURNS FOR THE PERIOD MAY 31, 1991 TO FEBRUARY 4, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

3 CLASS C SHARES RETURNS FOR THE PERIOD MAY 31, 1991 TO FEBRUARY 4, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD FEBRUARY 4, 1994 TO JUNE 15, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

4 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 28.

                                                                    EQUITY FUNDS
                                           ARMADA SMALL CAP GROWTH FUND OVERVIEW
================================================================================


COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

    A slowing economy and a steep drop in technology and telecom spending triggered earnings disappointments throughout the small cap growth market for much of the past year. Technology stocks, which had commanded the market's loftiest valuations, were punished the most severely as the period progressed. In this environment, the Armada Small Cap Growth Fund produced a total return (before sales charges) of negative 15.59% for Class B investors, and negative 14.72% for Class I investors for the 12 months ended May 31, 2001. Over the same period, the Fund's benchmark, the Russell 2000 Growth Index, had a negative return of 15.74%.
    After the Fund's favorable performance in fiscal 2000, the management team was obviously disappointed with the past year's results. However, we were pleased that the investment strategy helped the Fund outperform the benchmark during a difficult period. Most significantly, the Fund benefited from a limited exposure to technology stocks relative to the benchmark throughout most of the period. In particular, the Fund had far less exposure to the pure e-commerce companies whose share prices fell so dramatically. At the same time, the Fund emphasized holdings in the retail, financial, and energy sectors.
    By April, the Fed's aggressive series of rate cuts demonstrated that Chairman Greenspan and company were prepared to take whatever steps it deemed necessary to stave off a recession. A low interest rate environment -- combined with the end of tax-season selling and increasingly attractive multiples -- convinced us that we had witnessed the bottom in the small cap growth market. As a result, we began adding to the Fund's technology holdings with a focus on semiconductor capital equipment stocks.
    At the same time, the Fund's portfolio management team moved to a modest emphasis in healthcare by adding Titan Pharmaceuticals to the portfolio as well as medical device companies Cytyc Corporation and ESC Medical Systems. Titan's Zomaril, a promising schizophrenia drug, is in Phase III trials and one of many products in the company's pipeline. Cytyc's ThinPrep System -- a replacement for the conventional Pap smear to detect cervical cancer -- has been well received by the medical and insurance industries. A new management team at ESC Medical has rejuvenated that company's line of IPL and laser products, identified new markets, and gained market share by acquiring a key competitor.

GROWTH OF A $10,000 INVESTMENT(5)

[LINE GRAPH OMITTED]
[PLOT POINTS TO FOLLOW:]

      ARMADA SMALL CAP GROWTH FUND  ARMADA SMALL CAP GROWTH FUND   RUSSELL 2000
         (CLASS B SHARES)(2),(4)        (CLASS I SHARES)           GROWTH INDEX
8/1/97          10,000                      10,000                     10,000
5/31/98         11,697                      11,735                     10,659
5/31/99         10,146                      10,285                     11,078
5/31/00         14,777                      15,123                     13,259
5/31/01         12,174                      12,897                     11,172


ARMADA SMALL CAP GROWTH FUND
----------------------------
Average Annual Total Returns, as of 5/31/01


--------------------------------------------------------------------------------
                                                          CUMULATIVE
                                               SINCE         SINCE
                       1 YEAR      3 YEARS   INCEPTION1    INCEPTION1
--------------------------------------------------------------------------------
 Class I Shares        (14.72)%      3.20%     6.87%          28.97%
--------------------------------------------------------------------------------
 Class A Shares        (14.97)%      2.89%     6.58%          27.65%
--------------------------------------------------------------------------------
 Class A Shares
 with Sales Charge     (19.64)%      0.97%     5.02%          20.65%
--------------------------------------------------------------------------------
 Class B Shares       (15.59)%       2.17      4.69%          16.87%
--------------------------------------------------------------------------------
 Class B Shares
 with Sales Charge    (19.42)%       0.93%     3.89%          13.87%
--------------------------------------------------------------------------------
 Class C Shares3,4    (15.32)%       2.25%   (18.11)%        (23.84)%
--------------------------------------------------------------------------------
 Class C Shares
 with Sales Charge3,4 (16.09)%        N/A    (18.66)%        (24.53)%
--------------------------------------------------------------------------------



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: AUGUST 1, 1997 (CLASS I SHARES); AUGUST 1, 1997 (CLASS A SHARES); JANUARY 6, 1998 (CLASS B SHARES) AND JANUARY 20, 2000 (CLASS C SHARES).

2 CLASS B SHARES RETURNS PRIOR TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

3 CLASS C SHARES RETURNS FOR THE PERIOD AUGUST 1, 1997 TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A~SHARES, AND RETURNS FOR THE PERIOD JANUARY 6, 1998 TO JANUARY 20, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

4 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 28.

EQUITY FUNDS
ARMADA SMALL CAP VALUE FUND OVERVIEW
================================================================================


COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

    While many richly valued small cap growth stocks suffered from a decline in technology spending and disappointing earnings, the value portion of the small cap market turned in its best performance in three years. Seeking a place to put their money, investors were attracted by reasonable valuations, positive fundamentals, and steady revenue growth.
    Guided by the portfolio management team's "good value, good news" approach to stock selection, the Armada Small Cap Value Fund turned in the best one-year performance in its history. The Fund posted a total return (before sales charge) of 29.62% for Class B investors, and 30.89% for Class I investors for the 12 months ended May 31, 2001. Its benchmark, the Russell 2000 Value Index, returned 19.45% over the same period.
    The Fund's outstanding performance can be attributed largely to an overweight relative to the benchmark in the healthcare services, property and casualty, and defense and aeronautics sectors. The portfolio also benefited from significant underexposure to technology stocks, avoiding semiconductor issues in particular. The Philadelphia Semiconductor Index fell more than 40% during the first seven months of the reporting period.
    More generous Medicare reimbursements proved a key driver of earnings growth in the healthcare sector, leading to share price increases in holdings such as Life Point Hospitals and Province Healthcare. In addition, Laboratory Corporation of America and Quest Diagnostics both nearly doubled in value thanks to better pricing from HMOs and consolidation in the clinical testing industry. Among our insurance assets, a less competitive pricing environment lifted returns for Everest Re Group and Harleysville Group up 90% and 60%, respectively. Meanwhile, defense contractors Alliant Techsystems and Newport News Shipbuilding benefited from an expected increase in military spending.
    Although the Fund was roughly market weighted in basic materials, coal producers Consol Energy and Arch Coal both tripled in value as rising gas prices raised demand for alternative fuel sources. This environment also proved beneficial for natural gas utility Equitable Resources, up 53%.
    The Fed's aggressive rate cutting posture since January has convinced us to take another look at many of the cyclical sectors we have largely avoided. As a result, we took positions in South African paper manufacturer Sappi Limited, ball bearing and specialty steel manufacturer Timken Company, and shipper Consolidated Freightways. The latter's aggressive cost-cutting has resulted in significant margin improvement. We also returned to the semiconductor sector with stakes in capital equipment stock Therma-Wave as well as Fairchild Semiconductor International and Microsemi Corp. Both Fairchild and Microsemi make chips for a broad number of applications and are not limited to the highly volatile computer and telecom industries.


GROWTH OF A $10,000 INVESTMENT(5)

[LINE GRAPH OMITTED]
[PLOT POINTS TO FOLLOW:]

      ARMADA SMALL CAP VALUE FUND  ARMADA SMALL CAP VALUE FUND  RUSSELL 2000
          (CLASS I SHARES)           (CLASS B SHARES)(2),(4)     VALUE INDEX
7/26/94      10,000                        10,000                 10,000
5/31/95      11,464                        11,416                 11,084
5/31/96      14,059                        13,959                 14,049
5/31/97      17,378                        17,206                 16,946
5/31/98      20,823                        20,496                 21,465
5/31/99      20,058                        19,444                 19,420
5/31/00      22,640                        21,753                 19,369
5/31/01      29,634                        28,196                 25,068

ARMADA SMALL CAP VALUE FUND
---------------------------
Average Annual Total Returns, as of 5/31/01



--------------------------------------------------------------------------------
                                                                 CUMULATIVE
                                                      SINCE         SINCE
                       1 YEAR   3 YEARS   5 YEARS   INCEPTION1    INCEPTION1
--------------------------------------------------------------------------------
 Class I Shares        30.89%   12.48%     16.08%     17.19%       196.33%
--------------------------------------------------------------------------------
 Class A Shares        30.55%   12.01%     15.67%     16.50%       182.21%
--------------------------------------------------------------------------------
 Class A Shares
 with Sales Charge     23.37%    9.92%     14.37%     15.54%       166.73%
--------------------------------------------------------------------------------
 Class B Shares2,4     29.62%   11.22%     15.10%     10.13%        38.84%
--------------------------------------------------------------------------------
 Class B Shares2,4
 with Sales Charge     24.62%   10.13%     14.87%      9.43%        35.84%
--------------------------------------------------------------------------------
 Class C Shares3,4     29.62%   11.22%     15.10%     31.84         44.99%
--------------------------------------------------------------------------------
 Class C Shares
 with Sales Charge3,4  28.62%    N/A        N/A       31.16         43.99%
--------------------------------------------------------------------------------



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: JULY 26, 1994 (CLASS I
  SHARES); AUGUST 15, 1994 (CLASS A SHARES); JANUARY 6, 1998 (CLASS B SHARES) AND JANUARY 27, 2000 (CLASS C SHARES).

2 CLASS B SHARES RETURNS PRIOR TO AUGUST 15, 1994 REFLECT THE PERFORMANCE OF THE
  FUND'S CLASS I SHARES, AND RETURNS FOR THE PERIOD AUGUST 15, 1994 TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

3 CLASS C SHARES RETURNS FOR THE PERIOD MAY 31, 1996 TO JANUARY 6, 1998 REFLECT
  THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD JANUARY 6, 1998 TO JANUARY 27, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

4 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL
  PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B
  PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 28.

                                                                    EQUITY FUNDS
                                         ARMADA TAX MANAGED EQUITY FUND OVERVIEW
================================================================================


COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM


    A slowing economy and a steep decline in technology spending contributed to a 10.55% drop for the S&P 500 Index(A) for the 12 months ended May 31, 2001. Growth-oriented stocks, which had carried the loftiest valuations, were punished most severely for a string of earnings disappointments. In this environment, the Armada Tax Managed Equity Fund produced a total return (before sales charges) of negative 12.39% for Class B investors, and negative 11.53%~for Class I investors for the 12 months ended May 31, 2001.
    The Fund's emphasis on low turnover means that management favors stocks which offer potential for consistent, long-term growth. A significant portion of such companies are among the largest in the index. Stocks at the smaller end of the S&P 500's market cap range, many of them cyclical in nature, produced superior results during the reporting period. However, consistent with the Fund's objective, we kept Portfolio turnover low (under 10%) and distributed a modest three cents per share in taxable gains for calendar year 2000.
    While the Fund benefited from a year-long underweight in technology stocks, healthcare, its largest sector allocation on a relative basis, yielded mixed results. These stocks outperformed the market during the second half of calendar 2000 as investors sought shelter from the volatility of the technology and telecom sectors. However, the Fed's aggressive series of rate cuts from January 2001 forward enhanced the appeal of more cyclical issues. Furthermore, concerns about patent expirations and potentially damaging legislation weighed heavily on the pharmaceutical industry during the first five months of 2001.
    For example, shares of Pfizer, the Fund's largest pharmaceutical holding, climbed 3% from May 31, 2000 through the end of 2000, outperforming the S&P 500 by nearly 10 percentage points. Its shares then dropped nearly 6% during the first five months of 2001, modestly trailing the benchmark's performance. Fortunately, holding Abbott Laboratories bucked this trend, with an improving pipeline of drugs in clinical trials helping shares gain 27% during the reporting period. The Fund also saw strong performance elsewhere from such holdings as Southwest Airlines, Fannie Mae, Minnesota Mining and Manufacturing, and Harley-Davidson, Inc.
    As the reporting period came to a close, we began increasing our exposure to technology stocks and modestly decreased our exposure to healthcare. Despite the inevitable volatility of the sector, the portfolio management team believes that technology will continue to be a driver of growth due to its ability to enhance productivity. In particular, we like the prospects for software companies such as VERITAS Software and Check Point Software Technologies.

(A) SEE PAGE 28 FOR ADDITIONAL INFORMATION REGARDING THE S&P 500 INDEX.

GROWTH OF A $10,000 INVESTMENT(7)
[LINE GRAPH OMITTED]
[PLOT POINTS TO FOLLOW:]

       ARMADA TAX MANAGED EQUITY FUND  ARMADA TAX MANAGED EQUITY FUND  S&P 500
           (CLASS B SHARES)(4),(6)        (CLASS I SHARES)(2),(6)      INDEX
5/31/91            10,000                       10,000                 10,000
5/31/92            10,903                       10,903                 10,988
5/31/93            11,824                       11,824                 12,262
5/31/94            11,982                       11,982                 12,780
5/31/95            13,421                       13,421                 15,355
5/31/96            16,892                       16,892                 19,719
5/31/97            21,736                       21,736                 25,517
5/31/98            29,108                       29,108                 33,343
5/31/99            35,602                       35,751                 40,362
5/31/00            41,637                       42,207                 44,587
5/31/01            36,478                       37,341                 39,883

ARMADA TAX MANAGED EQUITY FUND
-----------------------------
Average Annual Total Returns, as of 5/31/01




--------------------------------------------------------------------------------
                                                                     CUMULATIVE
                                                           SINCE       SINCE
                      1 YEAR  3 YEARS 5 YEARS  10 YEARS  INCEPTION1  INCEPTION1
--------------------------------------------------------------------------------
 Class I Shares6      (11.53)%  8.65%  17.19%  14.08%       8.01%      27.38%
--------------------------------------------------------------------------------
 Class A Shares3,6    (11.76)%  8.61%  17.16%  14.07%       7.92%      26.20%
--------------------------------------------------------------------------------
 Class A Shares
 with Sales Charge3,6 (16.59)%  6.57%  15.83%  13.43%       5.93%      19.23%
--------------------------------------------------------------------------------
 Class B Shares4,6    (12.39)%  7.81%  16.65%  13.82%       6.62%      21.76%
--------------------------------------------------------------------------------
 Class B Shares
 with Sales Charge4,6 (16.76)%  6.65%  16.43%    N/A        5.76%      18.76%
--------------------------------------------------------------------------------
 Class C Shares5,6    (12.60)%  7.73%  16.59%  13.79%      (8.54)%    (11.67)%
--------------------------------------------------------------------------------
 Class C Shares
 with Sales Charge5,6 (13.48)%   N/A    N/A     N/A        (9.20)%    (12.55)%
--------------------------------------------------------------------------------


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: APRIL 9, 1998 (CLASS I SHARES); MAY 11, 1998 (CLASS A SHARES); MAY 4, 1998 (CLASS B SHARES) AND JANUARY 10, 2000 (CLASS C SHARES).

2 CLASS I SHARES RETURNS PRIOR TO APRIL 19, 1998 REFLECT THE PERFORMANCE OF A PREDECESSOR TRUST FUND WHICH COMMENCED OPERATIONS ON JUNE 30, 1984.

3 CLASS A SHARES RETURNS FOR THE PERIOD APRIL 9, 1998 TO MAY 4, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES; RETURNS FOR THE PERIOD MAY 4, 1998 TO MAY 11, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

4 CLASS B SHARES RETURNS FOR THE PERIOD APRIL 9, 1998 TO MAY 4, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

5 CLASS C SHARES RETURNS FOR THE PERIOD APRIL 9, 1998 TO MAY 4, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES; RETURNS FOR THE PERIOD MAY 4, 1998 TO JANUARY 10, 2000 REFLECT PERFORMANCE OF THE FUND'S CLASS B SHARES.

6 THE PERFORMANCE HISTORY FOR EACH CLASS INCLUDES PERFORMANCE OF A PREDECESSOR TRUST FUND WHICH COMMENCED OPERATIONS ON JUNE 30, 1984. WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

7 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 28.

ASSET ALLOCATION FUNDS
ARMADA BALANCED ALLOCATION FUND OVERVIEW
================================================================================


COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

    A dramatic slowdown in economic growth and a falloff in corporate earnings led the S&P 500 Index(A) to fall 10.55% for the 12 months ended May 31, 2001. Meanwhile, the Lehman U.S. Aggregate Bond Index soared 13.12%, resulting in the widest out performance for bonds versus stocks since the 1970s. The Armada Balanced Allocation Fund posted a total return (before sales charge) of negative 2.67% for Class B investors, and negative 1.68% for Class I investors for the 12 months ended May 31, 2001, marginally trailing the negative 1.28% return of the Balanced Allocation Hybrid Benchmark Index return.
    The equity portion of the portfolio benefited from an emphasis on value stocks as they made up for a decade of underperformance versus their growth counterparts. A large position in small cap stocks, 20% of the Fund's equity allocation, also proved helpful. However, a significant international stake, roughly 25% of our equity allocation, detracted from results as did the portfolio management team's decision in September to increase the Portfolio's equity weighting. Economic growth came to a virtual standstill faster than we would have thought possible.
    As the Federal Reserve Board began aggressively lowering interest rates in January, the portfolio management team increased the Fund's equity weighting again to 65%. In retrospect, that move proved a bit premature. It would take until April before the equity market rallied.
    The Fund maintained a neutral weighting in corporate bonds throughout the period, which accounted for disappointing returns during the fourth quarter amid the sector's mounting credit concerns. That situation reversed itself from January onward as newfound liquidity, courtesy of Mr. Greenspan, sent prices soaring. The Fund was also well positioned when the Fed's easing led Treasury prices on the short end of the yield to skyrocket.
    At year-end, equities accounted for 62% of assets, fixed income comprised 33%, and 5% of assets were in cash reserves. Stimulating monetary and fiscal policies should eventually get corporate profits back on track, and the stock market will likely anticipate this recovery. Small cap stocks, which now account for 30% of our equity allocation, are poised to outperform large caps based on relative earnings strength and valuations. On a sector basis, cyclicals stand to benefit most from the Fed's recent actions, leading the portfolio management team to increase exposure in basic materials, capital goods, transportation, and consumer cyclicals.
    In fixed-income, we remain neutral on corporates, which, despite their gains, must still contend with significant credit risk and a flood of new issues on the horizon. Instead, we will continue to overemphasize the mortgage-backed and asset-backed sectors. Mortgage-backed securities should benefit from the end of the recent refinancing cycle and remain a safer means of assuming credit risk.

(A) SEE PAGE 28 FOR ADDITIONAL INFORMATION REGARDING THE S&P 500 INDEX.

GROWTH OF A $10,000 INVESTMENT(4)

[LINE GRAPH OMITTED]
[PLOT POINTS TO FOLLOW:]

           ARMADA BALANCED       ARMADA BALANCED              LEHMAN       60% S&P 500/
           ALLOCATION FUND       ALLOCATION FUND   S&P 500   AGGREGATE      40% LEHMAN
       (CLASS B SHARES)(2),(3)  (CLASS I SHARES)    INDEX    BOND INDEX    AGGREGATE BLEND
7/1/98         10,000                10,000         10,000      10,000        10,000
5/31/99        10,435                10,457         11,632      10,346        11,165
5/31/00        11,978                12,101         12,850      10,563        11,986
5/31/01        11,259                11,898         11,494      11,948        11,832

ARMADA BALANCED ALLOCATION FUND
-------------------------------
Average Annual Total Returns, as of 5/31/01


--------------------------------------------------------------------------------
                                                CUMULATIVE
                                  SINCE           SINCE
                     1 YEAR      INCEPTION1       INCEPTION1
--------------------------------------------------------------------------------
 Class I Shares      (1.68)%        6.20%          18.97%
--------------------------------------------------------------------------------
 Class A Shares      (1.92)%        7.11%          21.48%
--------------------------------------------------------------------------------
 Class A Shares
 with Sales Charge   (6.56)%        5.27%          15.66%
--------------------------------------------------------------------------------
 Class B Shares      (2.67)%        6.88%          18.51%
--------------------------------------------------------------------------------
 Class B Shares
 with Sales Charge   (6.83)%        5.46%          14.55%
--------------------------------------------------------------------------------
 Class C Shares      (2.70)%       (3.77)%         (4.18)%
--------------------------------------------------------------------------------
 Class C Shares
 with Sales Charge   (3.53)%       (4.51)%         (4.99)%
--------------------------------------------------------------------------------


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: JULY 10, 1998 (CLASS I
  SHARES); JULY 31, 1998 (CLASS A SHARES); NOVEMBER 11, 1998 (CLASS B SHARES) AND APRIL 20, 2000 (CLASS C SHARES)

2 CLASS B SHARES RETURNS PRIOR TO JULY 31, 1998 REFLECT THE PERFORMANCE OF THE
  FUND'S CLASS I SHARES, AND RETURNS FOR THE PERIOD JULY 31, 1998 TO NOVEMBER 11, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

3 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL
  PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

4 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B
  PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 28.

                                                              FIXED INCOME FUNDS
                                                       ARMADA BOND FUND OVERVIEW
================================================================================


COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

    A dramatic slowdown in the economy, deterioration of credit quality in the corporate bond sector, and significant increases in default rates and bankruptcies, made it a difficult year for bond selection. For the 12 months ended May 31, 2001, the Armada Bond Fund produced a total return (before sales charges) of 9.46% for Class B investors and 10.50% for Class I investors. The Fund underperformed its benchmark, the Lehman U.S. Aggregate Bond Index, which reported a return of 13.11% for the same period.
    During the last quarter of 2000, the Fund was negatively impacted as credit problems forced corporate bond prices down versus treasuries. Security selection in the corporate bond sector was also a factor. Throughout the 12 months, the Fund had a neutral weighting in corporate bonds, as well as a reduced exposure in agencies and treasuries. Instead, the Fund favored mortgages, asset-backed securities, and commercial mortgage-backed securities.
    In May of 2000, the Federal Funds rate peaked at 6.5%. We began to see conditions improve during the first quarter of 2001 in response to the Fed's actions on interest rates beginning with a surprise interest rate cut in January 2001. The cut, brought on by an increase in unemployment and overall economic slowing, was the first in a series of five 50 basis points cuts totaling 250 basis points. As of May 2001, the Federal Funds rate was 4%. The rate cuts sparked renewed confidence and liquidity in the corporate bond sector. We have seen corporate bonds outperform Treasuries for the first five months of 2001.
    As of May 31, 2001, 12% of the Fund's net assets were invested in U.S. Treasury securities, 47% in mortgage-backed securities, 26% in corporate bonds, 13% in asset backed securities and 2% in cash reserves. As of the same date, the average maturity of the Fund was 8.45 years with an average credit quality of triple-A.
    In light of the period of increased volatility and economic uncertainty that we just experienced, we have taken a number of steps to strengthen the Fund's strategy and positioning. We have fortified our portfolio management team with additional seasoned professionals including two first-rate credit analysts. We have also made the portfolio more diversified by buying from a greater variety of issuers to help decrease the impact of any future sector and security volatility.
    Looking ahead, the portfolio management team anticipates positive conditions for bonds. Although we can't pinpoint the precise timing, we expect to be approaching a period of economic recovery. We believe that the Fed may move short-term interest rates still lower, however, we think that long-term rates should remain generally stable. Overall, the bond market has responded favorably to the Fed's actions. This should be good news for Bond Fund investors.

GROWTH OF A $10,000 INVESTMENT(5)

[LINE GRAPH OMITTED]
[PLOT POINTS TO FOLLOW:]

             ARMADA BOND FUND    ARMADA BOND FUND    LEHMAN U.S. AGGREGATE
         (CLASS B SHARES)(2),(4) (CLASS I SHARES)        BOND INDEX
5/31/91            10,000             10,000                10,000
5/31/92            11,135             11,138                11,244
5/31/93            12,422             12,413                12,516
5/31/94            12,370             12,478                12,602
5/31/95            13,565             13,818                14,051
5/31/96            13,984             14,371                14,667
5/31/97            14,969             15,543                15,887
5/31/98            16,361             17,166                17,622
5/31/99            16,632             17,624                18,387
5/31/00            16,541             17,690                18,773
5/31/01            18,106             19,547                21,234

ARMADA BOND FUND
---------------
Average Annual Total Returns, as of 5/31/01

--------------------------------------------------------------------------------
                                                                   CUMULATIVE
                                                         SINCE       SINCE
                     1 YEAR 3 YEARS 5 YEARS  10 YEARS  INCEPTION1  INCEPTION1
--------------------------------------------------------------------------------
 Class I Shares       10.50% 4.42%    6.34%    6.93%      7.30%      142.65%
--------------------------------------------------------------------------------
 Class A Shares       10.26% 4.22%    6.08%    6.70%      7.11%      137.29%
--------------------------------------------------------------------------------
 Class A Shares
 with Sales Charge     5.00% 2.55%    5.06%    6.18%      6.70%      126.07%
--------------------------------------------------------------------------------
 Class B Shares2,4     9.46% 3.44%    5.30%    6.12%      4.66%       39.56%
--------------------------------------------------------------------------------
 Class B Shares2,4
 with Sales Charge     4.46% 2.24%    4.98%     N/A        N/A         N/A
--------------------------------------------------------------------------------
 Class C Shares3,4     9.37% 3.41%    5.29%    6.11%       N/A         8.06%
--------------------------------------------------------------------------------
 Class C Shares
 with Sales Charge3,4  8.37%  N/A      N/A      N/A        N/A         7.06%
--------------------------------------------------------------------------------


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: OCTOBER 31, 1988 (CLASS I SHARES); OCTOBER 31, 1988 (CLASS A SHARES); FEBRUARY 4, 1994 (CLASS B SHARES) AND JUNE 12, 2000 (CLASS C SHARES).

2 CLASS B SHARES RETURNS FOR THE PERIOD MAY 31, 1991 TO FEBRUARY 4, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

3 CLASS C SHARES RETURNS FOR THE PERIOD MAY 31, 1991 TO FEBRUARY 4, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD FEBRUARY 4, 1994 TO JUNE 12, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

4 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 28.

FIXED INCOME FUNDS
ARMADA GNMA FUND OVERVIEW
================================================================================


COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

   OVERALL, THE LAST YEAR WAS A POSITIVE TIME FOR THE GNMA MARKET AS CREDIT QUALITY HELPED TO INSULATE INVESTORS FROM THE CREDIT PROBLEMS EXPERIENCED BY THE CORPORATE BOND MARKET AND THE VOLATILITY OF THE EQUITY MARKET. GNMA SECURITIES ARE BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT.
   FOR THE 12-MONTH PERIOD ENDED MAY 31, 2001, THE ARMADA GNMA FUND POSTED A TOTAL RETURN (BEFORE SALES CHARGES) OF 10.50% FOR CLASS B INVESTORS AND 11.45% FOR CLASS I INVESTORS. THE FUND CLOSELY TRACKED ITS BENCHMARK, THE LEHMAN GNMA INDEX, WHICH POSTED A TOTAL RETURN OF 12.74% FOR THE PERIOD.
   DURING THE THIRD QUARTER OF 2000, INTEREST RATES APPEARED TO BE STABLE AND THE U.S. TREASURY MARKET STRUGGLED WITH HEIGHTENED SELLING PRESSURES RESULTING FROM A SHIFT OUT OF TREASURY SECURITIES INTO HIGHER-YIELDING CORPORATE BONDS. THIS WAS DRIVEN BY A NEAR-RECORD CORPORATE BOND-OFFERING CALENDAR. BUT, IN THE FOURTH QUARTER OF 2000, CREDIT PROBLEMS FORCED CORPORATE BOND PRICES DOWN VERSUS U.S. TREASURIES.
   THE FUND EMPHASIZES HIGH INCOME AND LOW CREDIT RISK BY INVESTING EXCLUSIVELY IN MORTGAGE-BACKED SECURITIES, GUARANTEED BY THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA). BECAUSE OF THE HIGH CREDIT QUALITY OF THE SECURITIES IN THE FUND, IT WAS NOT IMPACTED BY THE CREDIT PROBLEMS IN THE CORPORATE BOND MARKET. THEREFORE, THE FUND EARNED A BETTER RETURN THAN OTHER TYPES OF BOND FUNDS FOR THE PERIOD.
   THE FEDERAL FUNDS RATE, WHICH PEAKED AT 6.5% IN MAY 2000, REMAINED STEADY UNTIL A SURPRISE INTEREST RATE CUT IN JANUARY 2001. AN INCREASE IN UNEMPLOYMENT AND GENERAL ECONOMIC SLOWING CAUSED THE FIRST IN A SERIES OF FIVE 50 BASIS POINTS CUTS TOTALING 250 BASIS POINTS. AS OF MAY 2001, THE FEDERAL FUNDS RATE WAS 4%. THE RATE CUTS SPARKED A WAVE OF REFINANCING THAT NEGATIVELY IMPACTED THE MORTGAGE MARKET. HOWEVER, BECAUSE THE FUND INVESTS IN A BALANCED PORTFOLIO OF VARYING COUPONS, REFINANCING DID NOT SIGNIFICANTLY IMPACT ITS RETURN.
   AS OF MAY 31, 2001, 93% OF THE FUND'S NET ASSETS WERE INVESTED IN GNMA SECURITIES, 3% IN OTHER MORTGAGE-BACKED SECURITIES AND 4% IN CASH RESERVES. AS OF THE SAME DATE, THE AVERAGE MATURITY OF THE FUND WAS 6.92 YEARS.
   LOOKING AHEAD, THE PORTFOLIO MANAGEMENT TEAM ANTICIPATES THAT THE ECONOMY WILL APPROACH A PERIOD OF RECOVERY. WE BELIEVE THAT THE FED MAY MOVE SHORT-TERM INTEREST RATES STILL LOWER, HOWEVER, WE THINK THAT LONG-TERM RATES SHOULD REMAIN GENERALLY STABLE. THE TEAM EXPECTS A VERY POSITIVE ENVIRONMENT FOR BONDS WITH A MORE STABLE INTEREST RATE ENVIRONMENT, AN END TO THE REFINANCING WAVE, AND MORE LIQUIDITY IN THE MARKETPLACE.


GROWTH OF A $10,000 INVESTMENT(6)
[LINE GRAPH OMITTED]
[PLOT POINTS TO FOLLOW:]

            ARMADA GNMA FUND    ARMADA GNMA FUND      LEHMAN GNMA
       (CLASS B SHARES)(3),(5) (CLASS I SHARES)         INDEX
8/10/94            10,000             10,000              10,000
5/31/95            10,962             10,961              10,960
5/31/96            11,468             11,466              11,547
5/31/97            12,495             12,513              12,643
5/31/98            13,607             13,661              13,857
5/31/99            14,120             14,210              14,538
5/31/00            14,360             14,562              15,002
5/31/01            15,868             16,230              16,913

ARMADA GNMA FUND
----------------
AVERAGE ANNUAL TOTAL RETURNS, AS OF 5/31/01

--------------------------------------------------------------------------------
                                                             CUMULATIVE
                                                   SINCE        SINCE
                    1 YEAR   3 YEARS   5 YEARS   INCEPTION1   INCEPTION1
--------------------------------------------------------------------------------
CLASS I SHARES       11.45%    5.91%     7.20%     7.38%         62.34%
--------------------------------------------------------------------------------
CLASS A SHARES2,5    11.27%    5.72%     6.99%     7.02%         37.76%
--------------------------------------------------------------------------------
CLASS A SHARES
WITH SALES CHARGE2,5  5.95%    4.01%     5.96%     5.93%         31.21%
--------------------------------------------------------------------------------
CLASS B SHARES3,5    10.50%    5.26%     6.71%     8.05%         14.99%
--------------------------------------------------------------------------------
CLASS B SHARES
WITH SALES CHARGE3,5  5.50%    4.05%     6.40%     5.42%          9.99%
--------------------------------------------------------------------------------
CLASS C SHARES4,5    10.39%    5.22%     6.69%     9.35%         12.77%
--------------------------------------------------------------------------------
CLASS C SHARES
WITH SALES CHARGE4,5  9.39%     N/A      N/A       8.63%         11.77%
--------------------------------------------------------------------------------



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 ACTIVITY FOR THE PERIOD PRESENTED INCLUDES THAT OF A PREDECESSOR FUND THROUGH SEPTEMBER 6, 1996. THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: AUGUST 10, 1994 (CLASS I SHARES); SEPTEMBER 11, 1996 (CLASS A SHARES); AUGUST 11, 1999 (CLASS B SHARES) AND JANUARY 27, 2000 (CLASS C SHARES).

2 CLASS A SHARES RETURNS FOR THE PERIOD MAY 31, 1996 TO SEPTEMBER 11, 1996 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

3 CLASS B SHARES RETURNS PRIOR TO SEPTEMBER 11, 1996 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, AND RETURNS FOR THE PERIOD SEPTEMBER 11, 1996 TO AUGUST 11, 1999 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

4 CLASS C SHARES RETURNS FOR THE PERIOD MAY 31, 1996 TO SEPTEMBER 11, 1996 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, RETURNS FOR THE PERIOD SEPTEMBER 11, 1996 TO AUGUST 11, 1999 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD AUGUST 11, 1999 TO JANUARY 27, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

5 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

6 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 28.

                                                              FIXED INCOME FUNDS
                                          ARMADA INTERMEDIATE BOND FUND OVERVIEW
================================================================================


COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

    A dramatic slowdown in the economy, deterioration of credit quality in the corporate bond sector, and significant increases in default rates and bankruptcies, made it a difficult year for bond selection. For the 12 months ended May 31, 2001, the Armada Intermediate Bond Fund produced a total return (before sales charges) of 9.00% for Class B investors and 10.16% for Class I investors. The Fund underperformed its benchmark, the Lehman Intermediate Government/Credit Index, which reported a return of 12.58% for the same period.
    During the last quarter of 2000, the Fund was negatively impacted as credit problems forced corporate bond prices down versus U.S. Treasury securities. The Fund had a large exposure within the corporate bond sector to higher yielding, lower-credit securities that underperformed significantly during the 12-month period. Although the Fund has kept a solid corporate bond weighting, the management team added additional credit resources to improve security selection in this sector.
    We began to see conditions improve during the first quarter of 2001 in response to the Fed's actions on interest rates. The Federal Funds rate was stable until an unexpected interest rate cut in January 2001. The move, due to an increase in unemployment and overall economic slowing, was the first in a series of five 50 basis points cuts totaling 250 basis points. As of May 2001, the Federal Funds rate was 4%. The rate cuts sparked renewed confidence and liquidity in the corporate bond sector. We have seen corporate bonds outperform Treasuries for the first five months of 2001.
    To further improve the Fund's credit quality without sacrificing yield, the management team has increased the Fund's exposure to Agency and mortgage-backed securities. And, we continue to maintain a high weighting in asset-backed securities and mortgage-backed securities.
    As of May 31, 2001, 21% of the Fund's net assets were invested in U.S. Treasury securities, 27% in mortgage-backed securities, 34% in corporate bonds, 16% in asset backed securities and 2% in cash reserves. As of the same date, the average maturity of the Fund was 7.30 years with an average credit quality of triple-A.
    In light of the period of increased volatility and economic uncertainty that we just experienced, we have taken a number of steps to strengthen the Fund's strategy and positioning. We have fortified our portfolio management team with additional seasoned professionals including two first-rate credit analysts. We have also made the portfolio more diversified by buying from a greater variety of issuers to help decrease the impact of any future sector and security volatility.
    As we look forward, we believe that the economy is approaching a period of recovery. We anticipate that the Fed may move short-term interest rates still lower, however, we think that long-term rates should remain generally stable. Overall, the bond market has responded favorably to the Fed's actions. This should be positive news for Intermediate Bond Fund investors.

GROWTH OF A $10,000 INVESTMENT(5)

[LINE GRAPH OMITTED]
[PLOT POINTS TO FOLLOW:]

         ARMADA INTERMEDIATE       ARMADA INTERMEDIATE LEHMAN INTERMEDIATE
             BOND FUND                  BOND FUND        U.S. GOVERNMENT/
       (CLASS B SHARES)(2),(4)       (CLASS I SHARES)      CREDIT INDEX
5/31/91         10,000                     10,000              10,000
5/31/92         11,263                     11,261              11,159
5/31/93         12,504                     12,535              12,320
5/31/94         12,475                     12,535              12,480
5/31/95         13,631                     13,732              13,683
5/31/96         14,100                     14,252              14,311
5/31/97         14,996                     15,197              15,367
5/31/98         16,103                     16,426              16,722
5/31/99         16,559                     17,080              17,522
5/31/00         16,665                     17,336              17,954
5/31/01         18,165                     19,098              20,213

ARMADA INTERMEDIATE BOND FUND
-----------------------------
Average Annual Total Returns, as of 5/31/01


--------------------------------------------------------------------------------
                                                                     CUMULATIVE
                                                            SINCE       SINCE
                     1 YEAR  3 YEARS   5 YEARS  10 YEARS  INCEPTION1  INCEPTION1
-------------------------------------------------------------------------------
 Class I Shares       10.16%   5.15%    6.03%    6.68%        6.98%     116.40%
-------------------------------------------------------------------------------
 Class A Shares        9.88%   4.83%    5.70%    6.35%        6.36%      86.71%
-------------------------------------------------------------------------------
 Class A Shares
 with Sales Charge     4.70%   3.14%    4.67%    5.83%        5.85%      77.77%
-------------------------------------------------------------------------------
 Class B Shares        9.00%   4.10%    5.20%    6.15%        3.98%      14.20%
-------------------------------------------------------------------------------
 Class B Shares
 with Sales Charge     4.00%   2.90%    4.87%     N/A         3.20%      11.32%
-------------------------------------------------------------------------------
 Class C Shares3,4     9.22%   4.17%    5.24%    6.17%        9.43%       9.46%
-------------------------------------------------------------------------------
 Class C Shares
 with Sales Charge3,4  8.22%    N/A      N/A     N/A          8.43%       8.46%
-------------------------------------------------------------------------------


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: DECEMBER 20, 1989 (CLASS I SHARES); APRIL 15, 1991 (CLASS A SHARES); JANUARY 6, 1998 (CLASS B SHARES) AND MAY 30, 2000 (CLASS C SHARES).

2 CLASS B SHARES RETURNS FOR THE PERIOD MAY 31, 1991 TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

3 CLASS C SHARES RETURNS FOR THE PERIOD MAY 31, 1991 TO JANUARY 6, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD JANUARY 6, 1998 TO MAY 30, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

4 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 28.

FIXED INCOME FUNDS
ARMADA LIMITED MATURITY BOND FUND OVERVIEW
================================================================================


COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

    The deterioration of credit quality in the corporate bond sector, significant increases in default rates and bankruptcies, and a dramatic slowdown in the economy made it a difficult year for bond selection. For the 12-month period ended May 31, 2001, the Armada Limited Maturity Bond Fund posted a total return (before sales charges) of 7.16% for Class B investors and 8.21% for Class I investors. The Fund underperformed its benchmarks, the Merrill Lynch 1-3 Year Corporate/Government Index, which posted a total return of 10.20% for the period.
    During the last quarter of 2000, the Fund overemphasized the corporate bond sector with higher-yielding, lower-quality bonds. The Fund was negatively impacted by this position as credit problems forced corporate bond prices down versus Treasuries. Security selection in the corporate bond sector was also a factor. The portfolio management team has significantly decreased the Fund's corporate bond exposure and its emphasis to all types of higher-yielding, lower-credit quality bonds. This had a positive impact on performance over the last four months of the period.
    The portfolio management team began to see conditions improve during the first quarter of 2001 in response to the Fed's actions on interest rates. The Federal Funds rate remained steady until a surprise interest rate cut in January 2001. The cut was the result of an increase in unemployment and overall economic slowing. It was the first in a series of five 50 basis points cuts totaling 250 basis points since its 6.5% high in May 2000. As of May 2001, the Federal Funds rate was 4%. The rate cuts sparked renewed confidence and liquidity in the economy.
    The Fund is currently focusing more on higher-credit quality bonds in the area of asset-backed finance, such as triple-A rated credit card securities, auto loans, and commercial mortgage-backed securities. By investing more in these triple-A rated, asset-backed securities, the portfolio management team has increased the Fund's overall credit quality. These securities are earning an incremental yield over Treasuries and Agencies with only a very minor sacrifice in credit quality.
    As of May 31, 2001, 7% of the Fund's net assets were invested in U.S. Treasury securities, 13% in mortgage-backed securities, 34% in corporate bonds, 43% in asset backed securities, 1% in Agencies and 2% in cash reserves. As of the same date, the average maturity of the Fund was 3.60 years with an average credit quality of triple-A.
    In light of the period of increased volatility and economic uncertainty that we recently experienced, we have taken a number of steps to strengthen the Fund's strategy and positioning. We have fortified our portfolio management team with additional seasoned professionals, including two first-rate credit analysts. We have also made the portfolio more diversified by buying from a greater variety of issuers to help decrease the impact of any future sector and security volatility.
    The team expects to see improving conditions as we approach a period of economic recovery, but the timing is uncertain. We believe that the Fed may move short-term interest rates still lower, however, we think that long-term rates should remain generally stable. Overall, the bond market has responded favorably to the Fed's actions. This should be positive news for Limited Maturity Bond Fund investors.


GROWTH OF A $10,000 INVESTMENT(5

[LINE GRAPH OMITTED]
[PLOT POINTS TO FOLLOW:]

            ARMADA LIMITED         ARMADA LIMITED          MERRILL LYNCH        MERRILL LYNCH 1-3 YEAR
          MATURITY BOND FUND     MATURITY BOND FUND       1-3 YEAR U.S.            U.S. TREASURY
        (CLASS B SHARES)(2),(4)  (CLASS I SHARES)    CORPORATE/GOVERNMENT INDEX      BILL INDEX
7/7/94          10,000              10,000                     10,000                   10,000
5/31/95         10,577              10,577                     10,722                   10,714
5/31/96         11,119              11,142                     11,294                   11,276
5/31/97         11,776              11,812                     12,048                   12,020
5/31/98         12,563              12,601                     12,895                   12,859
5/31/99         13,183              13,248                     13,592                   13,541
5/31/00         13,530              13,675                     14,149                   14,104
5/31/01         14,499              14,798                     15,592                   15,484


ARMADA LIMITED MATURITY BOND FUND
--------------------------------
Average Annual Total Returns, as of 5/31/01

--------------------------------------------------------------------------------
                                                               CUMULATIVE
                                                      SINCE      SINCE
                       1 YEAR   3 YEARS   5 YEARS  INCEPTION1  INCEPTION1
--------------------------------------------------------------------------------
 Class I Shares         8.21%    5.50%    5.84%       5.85%     47.98%
--------------------------------------------------------------------------------
 Class A Shares         7.99%    5.45%    5.79%       5.80%     46.12%
--------------------------------------------------------------------------------
 Class A Shares
 with Sales Charge      4.97%    4.46%    5.21%       5.36%     42.04%
--------------------------------------------------------------------------------
 Class B Shares2,4      7.16%    4.89%    5.45%       5.18%      9.54%
--------------------------------------------------------------------------------
 Class B Shares
 with Sales Charge2,4   2.16%    3.69%    5.13%       2.49%      4.54%
--------------------------------------------------------------------------------
 Class C Shares3,4      7.06%    4.86%    5.43%       5.65%      7.66%
--------------------------------------------------------------------------------
 Class C Shares
 with Sales Charge3,4   6.06%    N/A       N/A        4.92%      6.66%
--------------------------------------------------------------------------------


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: JULY 7, 1994 (CLASS I SHARES); SEPTEMBER 9, 1994 (CLASS A SHARES); AUGUST 11, 1999 (CLASS B SHARES) AND JANUARY 27, 2000 (CLASS C SHARES).


2 CLASS B SHARES RETURNS PRIOR TO SEPTEMBER 9, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, AND RETURNS FOR THE PERIOD SEPTEMBER 9, 1994 TO AUGUST 11, 1999 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

3 CLASS C SHARES RETURNS FOR THE PERIOD MAY 31, 1996 TO AUGUST 11, 1999 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, RETURNS AUGUST 11, 1999 TO JANUARY 27, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

4 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 28.

                                                              FIXED INCOME FUNDS
                                     ARMADA TOTAL RETURN ADVANTAGE FUND OVERVIEW
================================================================================


COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

     The bond market benefited from falling interest rates during the last 12 months creating an overall positive period for investors in investment-grade fixed income securities. For the 12-month period ended May 31, 2001, the Armada Total Return Advantage Fund produced a total return (before sales charges) of 11.18% for Class B investors and 12.04% for Class I investors. The Fund underperformed its benchmark, the Lehman Intermediate Government/Credit Index, which reported a return of 12.58% for the period. The underperformance may be attributed primarily to security sales due to anticipated redemptions at fiscal year end, as well as underweightings in Yankee securities and triple B-rated securities.
     From May 2000 through March 2001 interest rates as referenced by the 10-year Treasury moved down. This was due to slowing economic fundamentals causing anticipation of a reduction in the Federal Funds rate by the Federal Reserve. The Federal Funds rate, which hit a high of 6.5% in May of 2000, remained steady until a surprise interest rate cut in January 2001. The move, caused by an increase in unemployment and an overall slowing of the economy, was the first in a series of five 50 basis points cuts by the Fed in less than five months. As of May 2001, the Federal Funds rate was 4%
     Ten-year interest rates moved up through the end of May 2001. This was primarily due to investors' concerns that interest rates had gotten ahead of themselves and concerns that the lower interest rates might bring inflation back into the economy.
     Throughout the 12-month period the Fund's duration posture remained slightly longer than its benchmark in anticipation that interest rates would come down. This proved to have a slightly positive impact on performance for most of the year. However, at the end of the period, the longer duration posture was a slight negative for performance as 10-year interest rates moved up.
     In terms of sectors, the Fund had a neutral corporate exposure, an overweight in asset-backed securities, and an underweight in Agency securities. All three of these sectors performed well during the 12-month period. Agencies and asset-backed securities outperformed corporate bonds due to their higher credit quality in this period of deteriorating fundamentals. Overall, net sector exposure had a slightly positive effect on the Fund's performance.
     Performance was hurt by lack of exposure to Yankee securities such as those issued by Korean and Mexican companies which had strong performance. An underweighting in weak triple B-rated securities during the first quarter of 2001 also proved to be negative since these securities performed extremely well.
     The Fund is diversified in both sectors and issues throughout the states. As of May 31, 2001, 33% of the assets were invested in U.S. Treasury securities, 47% in corporate bonds, 7% in mortgage-backed securities, 11% in asset backed securities and 2% in cash reserves. As of the fiscal year end, the average maturity of the Fund was 9.45 years with an average credit quality of triple-A.
     Looking ahead, we will maintain the Fund's current strategies. We will continue to be heavily weighted in corporate bonds which we believe could have strong performance. We also think that our overweight in spread products such as mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities will prove to be a positive factor as we expect this area to perform well.
     We are looking forward to what we believe will be a period of recovery. We anticipate that the Fed may move short-term interest rates still lower, however, we think that long-term rates should remain generally stable. We are optimistic that conditions will continue to be generally favorable for investors in investment grade fixed-income securities.

GROWTH OF A $10,000 INVESTMENT(5)

[LINE GRAPH OMITTED]
[PLOT POINTS TO FOLLOW:]

        ARMADA TOTAL RETURN ADVANTAGE    ARMADA TOTAL RETURN ADVANTAGE FUND   LEHMAN U.S. GOVERNMENT/
         FUND (CLASS B SHARES)(2),(4)        FUND (CLASS I SHARES)                CREDIT INDEX
7/7/94              10,000                          10,000                           10,000
5/31/95             11,044                          11,113                           11,187
5/31/96             11,455                          11,579                           11,645
5/31/97             12,411                          12,564                           12,565
5/31/98             13,661                          13,864                           14,008
5/31/99             14,096                          14,355                           14,577
5/31/00             14,317                          14,610                           14,852
5/31/01             15,918                          16,369                           16,764



ARMADA TOTAL RETURN ADVANTAGE FUND
----------------------------------
Average Annual Total Returns, as of 5/31/01

--------------------------------------------------------------------------------
                                                                CUMULATIVE
                                                      SINCE        SINCE
                      1 YEAR   3 YEARS   5 YEARS   INCEPTION1   INCEPTION1
--------------------------------------------------------------------------------
 Class I Shares        12.04%    5.69%    7.17%       7.40%       63.68%
--------------------------------------------------------------------------------
 Class A Shares        12.00%    5.43%    6.93%       7.05%       58.21%
--------------------------------------------------------------------------------
 Class A Shares
 with Sales Charge      6.71%    3.74%    5.89%       6.27%       50.65%
--------------------------------------------------------------------------------
 Class B Shares2,4     11.18%    5.23%    6.80%       7.93%       13.60%
--------------------------------------------------------------------------------
 Class B Shares
 with Sales Charge2,4   6.18%    4.03%    6.49%       5.06%        8.60%
--------------------------------------------------------------------------------
 Class C Shares3,4     11.13%    5.21%    6.79%        N/A         6.54%
--------------------------------------------------------------------------------
 Class C Shares
 with Sales Charge3,4  10.13%    N/A       N/A         N/A         5.54%
--------------------------------------------------------------------------------



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: JULY 7, 1994 (CLASS I
  SHARES); SEPTEMBER 6, 1994 (CLASS A SHARES); SEPTEMBER 29, 1999 (CLASS B SHARES) AND OCTOBER 3, 2000 (CLASS C SHARES)

2 CLASS B SHARES RETURNS PRIOR TO SEPTEMBER 6, 1994 REFLECT THE PERFORMANCE OF
  THE FUND'S CLASS I SHARES, AND RETURNS FOR THE PERIOD SEPTEMBER 6, 1994 TO SEPTEMBER 29, 1999 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.
3 CLASS C SHARES RETURNS FOR THE PERIOD MAY 31, 1996 TO SEPTEMBER 29, 1999
  REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD SEPTEMBER 29, 1999 TO OCTOBER 3, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES

4 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL
  PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B
  PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 28.

FIXED INCOME FUNDS
ARMADA U.S. GOVERNMENT INCOME FUND OVERVIEW
================================================================================


COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

    The last year was generally a positive time for the U.S. Government bond market. Higher credit quality helped to insulate investors from the credit problems experienced by the corporate bond market and the volatility of the equity market. For the 12 months ended May 31, 2001, the Armada U.S. Government Income Fund posted a total return (before sales charges) of 10.90% for Class B investors and 11.95% for Class I investors. The Fund closely tracked its benchmark, the Lehman Mortgage-Backed Securities Index, which posted a total return of 13.42% for the period.
    In the fourth quarter of 2000, credit problems forced corporate bond prices down versus U.S. Treasuries. The Fund emphasizes high income and low credit risk by investing virtually all of its assets in government or agency-backed securities. Because of the high credit quality of the securities in the Fund and because the Fund does not invest in corporate bonds, it was not impacted by the credit problems in the corporate bond market. However, in the first half of 2001, mortgage-backed securities lagged corporates as lower interest rates brought renewed confidence and liquidity to the corporate bond sector.
    The lower interest rate environment began with a surprise interest rate cut in January 2001. The move, motivated by an increase in unemployment and overall economic slowing, was the first in a series of five 50 basis points cuts totaling 250 basis points. As of May 2001, the Federal Funds rate was 4%, down from its May 2000 high of 6.5%. The rate cuts sparked a wave of refinancing that negatively impacted the mortgage market. Because the Fund invests in a diversified portfolio of securities, refinancing did not significantly impact its return.
    As of May 31, 2001, 14% of the Fund's net assets were invested in mortgage-backed securities, 81% in government agency obligations, and 5% in cash reserves As of the same date, the average maturity of the Fund was 7.43 years.
    Looking forward, the portfolio management team anticipates that the economy is approaching a period of recovery. We believe that the Fed may move short-term interest rates still lower, however, we think that long-term rates should remain generally stable. The team expects to see a very positive environment for bonds with a more stable interest rate environment, an end to the refinancing wave, and more liquidity in the marketplace.

GROWTH OF A $10,000 INVESTMENT(5)

[LINE GRAPH OMITTED]
[PLOT POINTS TO FOLLOW:]

        ARMADA U.S. GOVERNMENT ARMADA U.S. GOVERNMENT LEHMAN MORTGAGE-BACKED
              INCOME FUND            INCOME FUND             SECURITIES
         (CLASS B SHARES)(2),(4)   (CLASS I SHARES)            INDEX
11/12/92         10,000               10,000                   10,000
5/31/93          10,436               10,436                   10,575
5/31/94          10,591               10,641                   10,567
5/31/95          11,351               11,513                   11,759
5/31/96          11,908               12,190                   12,348
5/31/97          12,624               13,040                   13,499
5/31/98          13,600               14,194                   14,804
5/31/99          14,113               14,866                   15,526
5/31/00          14,268               15,202                   15,911
5/31/01          15,824               17,018                   18,047

ARMADA U.S. GOVERNMENT INCOME FUND
----------------------------------
Average Annual Total Returns, as of 5/31/01



--------------------------------------------------------------------------------
                                                               CUMULATIVE
                                                     SINCE       SINCE
                      1 YEAR   3 YEARS   5 YEARS   INCEPTION1   INCEPTION1
--------------------------------------------------------------------------------
 Class I Shares       11.95%    6.23%    6.90%        6.42%      70.17%
--------------------------------------------------------------------------------
 Class A Shares       11.66%    5.95%    6.65%        6.20%      67.28%
--------------------------------------------------------------------------------
 Class A Shares
 with Sales Charge     6.33%    4.26%    5.62%        5.60%      59.31%
--------------------------------------------------------------------------------
 Class B Shares       10.90%    5.18%    5.85%        5.32%      46.15%
--------------------------------------------------------------------------------
 Class B Shares
 with Sales Charge     5.90%    3.96%    5.53%         N/A         N/A
--------------------------------------------------------------------------------
 Class C Shares3,4    11.40%    5.33%    5.95%         N/A        9.51%
--------------------------------------------------------------------------------
 Class C Shares
 with Sales Charge3,4 10.40%    N/A       N/A          N/A        8.51%
--------------------------------------------------------------------------------


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: NOVEMBER 12, 1992 (CLASS I SHARES); NOVEMBER 12, 1992 (CLASS A SHARES); FEBRUARY 4, 1994 (CLASS B SHARES) AND JUNE 21, 2000 (CLASS C SHARES).

2 CLASS B SHARES RETURNS PRIOR TO FEBRUARY 4, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

3 CLASS C SHARES RETURNS FOR THE PERIOD MAY 31, 1996 TO JUNE 21, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

4 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE
SALES CHARGES, PLEASE REFER TO PAGE 28.

                       This Page Left Intentionally Blank

TAX FREE BOND FUNDS
ARMADA MICHIGAN MUNICIPAL BOND FUND OVERVIEW
================================================================================


COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

    The last 12 months has been an overall positive period for investors in Michigan municipal bonds. Like the rest of the bond market, municipals benefited from falling interest rates. For the 12 months ended May 31, 2001, the Armada Michigan Municipal Bond Fund produced a total return (before sales charges) of 9.31% for Class B investors and 10.36% for Class I investors. The Fund closely tracked its benchmark, the Lehman 7-Year Municipal Bond Index, which reported a return of 11.08% for the period.
    During the period, the credit rating of the state of Michigan's debt obligations was upgraded to a triple-A rating by both Moody's and Standard & Poor's. This was the result of a strong state economy, which is heavily influenced by the auto industry. The Fund benefited from the upgrade because of its concentration in Michigan State general obligation bonds, as well as its sector emphasis on school district general obligation bonds. The Fund is heavily invested in school districts that qualify for the state's School Bond Loan Fund
(SBLF). The state has pledged to lend these districts the money to pay principal and interest on their bonds if, for some reason, the districts themselves cannot pay; consequently, these bonds were also upgraded to a triple-A rating.
    New issue supply for the 12 months was in line with previous years and with the historical average. A lot of municipalities simply did not need to raise debt, due to strong economic conditions experienced in previous years. However, school districts remained active issuers. One of the Fund's strategies is to take advantage of regularly scheduled school district bond issues. Because they are often issued at certain times of the year, the added supply tends to make the market a bit cheaper; therefore, the Fund attempts to buy school district bonds at those times.
    In mid-2000, intermediate-range interest rates began to fall. The Federal Funds rate peaked at 6.5% in May 2000. It remained steady until a surprise interest rate cut by the Federal Reserve in January 2001. An increase in unemployment and an overall slowing of the economy motivated the move. The cut was the first in a series of five 50-basis point cuts by the Fed in less than five months. As of May 2001, the Federal Funds rate was 4%.
    Also during 2000, the market anticipated the likelihood of lower marginal tax rates under tax reform and adjusted accordingly. The municipal market lagged the taxable market for most of the period, in part due to these anticipated tax cuts. However, the actual tax bill was not as severe a blow to the tax-exempt market as was originally expected and the market has recently outperformed Treasury securities.
    The Fund's duration was in line, or slightly longer, than its benchmark index for the period. In terms of sectors, the Fund was underweighted in hospitals, as Michigan is experiencing some deteriorating credit conditions in the hospital sector. The hospital bonds owned by the Fund are mostly higher quality, double-A rated (or higher) issues. The Fund is heavily weighted in school district bonds, State agency debt, essential service revenue bonds, higher education bonds, and State general obligation bonds.
    The Fund is diversified in both sectors and issues throughout the state. As of May 31, 2001, 36% of the Fund was invested in general obligation securities, and 16% in pre-refunded and escrowed-to-maturity securities. Of the Fund's revenue bonds, agencies accounted for 31%, utilities for 12%, and hospitals for 5% of the total portfolio. As of fiscal year end, the average maturity of the Fund was 7.14 years.
    Recently, we have seen some signs of decline in Michigan's economy, as some of the major auto manufacturers are beginning to feel the effects of the nation's overall economic slowdown. We will continue to closely monitor the State's conditions.
    We are optimistic that the nation's economy is approaching a period of recovery. However, the timing is uncertain. We believe that the Fed may move short-term interest rates still lower. But, we think that long-term rates should remain generally stable. We remain committed to managing for income and maintaining the Fund's high credit quality, as we favor high-quality general obligation and essential service revenue securities.
    Looking ahead, the Fund will continue to focus on maximizing after-tax income and controlling volatility. We plan to maintain our neutral to slightly longer duration position, and we are optimistic that conditions will continue to be generally favorable for investors in Michigan municipal securities.

                                                             TAX FREE BOND FUNDS
                                    ARMADA MICHIGAN MUNICIPAL BOND FUND OVERVIEW
================================================================================

GROWTH OF A $10,000 INVESTMENT(4)
[LINE GRAPH OMITTED]
[PLOT POINTS TO FOLLOW:]

        ARMADA MICHIGAN MUNICIPAL BOND   ARMADA MICHIGAN MUNICIPAL   LEHMAN 7-YEAR MUNICIPAL
          FUND (CLASS B SHARES)(2),(3)  BOND FUND (CLASS I SHARES)         BOND INDEX
5/31/91           10,000                          10,000                   10,000
5/31/92           10,763                          10,763                   10,899
5/31/93           11,781                          11,782                   12,041
5/31/94           12,080                          12,126                   12,437
5/31/95           12,880                          13,043                   13,452
5/31/96           13,212                          13,507                   14,076
5/31/97           13,890                          14,342                   15,041
5/31/98           14,731                          15,360                   16,254
5/31/99           15,102                          15,904                   17,023
5/31/00           14,889                          15,837                   17,066
5/31/01           16,275                          17,478                   18,957


ARMADA MICHIGAN MUNICIPAL BOND FUND
-----------------------------------
Average Annual Total Returns, as of 5/31/01



--------------------------------------------------------------------------------
                                                                  CUMULATIVE
                                                        SINCE        SINCE
                    1 YEAR 3 YEARS 5 YEARS  10 YEARS   INCEPTION1  INCEPTION1
--------------------------------------------------------------------------------
 Class I Shares      10.36%  4.40%   5.29%   5.74%       5.92%       87.27%
--------------------------------------------------------------------------------
 Class A Shares      10.13%  4.18%   5.05%   5.56%       5.75%       83.97%
--------------------------------------------------------------------------------
 Class A Shares
 with Sales Charge    4.88%  2.51%   4.04%   5.04%       5.27%       75.21%
--------------------------------------------------------------------------------
 Class B Shares2,3    9.31%  3.38%   4.26%   4.99%       3.68%       30.25%
--------------------------------------------------------------------------------
 Class B Shares
 with Sales Charge2,3 4.31%  2.13%   3.92%    N/A         N/A          N/A
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: JULY 2, 1990 (CLASS I SHARES); JULY 2, 1990 (CLASS A SHARES), AND FEBRUARY 4, 1994 (CLASS B SHARES).

2 CLASS B SHARES RETURNS PRIOR TO FEBRUARY 4, 1994 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

3 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

4 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN CLASS A.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 28.

TAX FREE BOND FUNDS
ARMADA NATIONAL TAX EXEMPT BOND FUND OVERVIEW
================================================================================


COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

    The last 12 months has been an overall positive period for investors in municipal bonds nationally. Like the rest of the bond market, municipals benefited from falling interest rates. For the 12 months ended May 31, 2001, the Armada National Tax Exempt Bond Fund posted a total return (before sales charges) of 9.09% for Class B investors and 10.07% for Class I investors. The Fund performed well versus its peers and closely tracked its benchmark, the Lehman 7-year Municipal Bond Index, which posted a total return of 11.08% for the period. The Lehman 10-Year Municipal Bond Index posted a total return of 11.80% for the last 12 months. For internal purposes, the portfolio management team also uses the Lehman 10-Year Municipal Bond Index because it offers a relevant alternative with a range of maturities comparable to those within the portfolio.
    In mid-2000, intermediate-range interest rates began to fall. The Federal Funds rate peaked at 6.5% in May 2000. Starting in January 2001, interest rates were cut significantly by the Federal Reserve. A series of five 50-basis point cuts in less than five months were due to an increase in unemployment and an overall slowing of the economy. As of May 2001, the Federal Funds rate was 4%.
    Also during 2000, the market anticipated the likelihood of lower marginal tax rates under tax reform and adjusted accordingly. The municipal market lagged the taxable market for most of the period, in part due to these anticipated tax cuts. However, the actual tax bill was not as severe a blow to the tax-exempt market as was originally expected, and the market has recently outperformed Treasury securities.
    The supply of new issues in 2001 has been running way ahead of where it has been the past couple of years, as municipalities take advantage of the lower interest rate environment. This trend is likely to continue, especially with a gigantic $13 billion California issue on the horizon.
    As of May 31, 2001, 44% of the Fund was invested in general obligation securities and 11% in pre-refunded and escrowed-to-maturity securities. Of the Fund's revenue bonds, agencies accounted for 27%, utilities for 17%, and hospitals for 1% of the total portfolio.
As of the fiscal year end, the average maturity of the Fund was 6.48 years.
    The portfolio management team believes that the economy is approaching a period of recovery. We think that the Fed may move short-term interest rates still lower, however, we think that long-term rates should remain generally stable. We will continue to remain diversified among a vast variety of states with an emphasis on the upper mid-western part of the country. The team has strategically avoided investing in California bonds, since the current power crisis there shows no immediate prospects for improvement.
    The portfolio management team remains committed to maximizing after-tax income and maintaining higher credit quality as we favor high-quality, general obligation and essential service revenue securities. Looking ahead, we are optimistic that conditions will continue to be generally favorable for investors in tax-exempt securities across the nation.

GROWTH OF A $10,000 INVESTMENT(6)

[LINE GRAPH OMITTED]
[PLOT POINTS TO FOLLOW:]

      ARMADA NATIONAL TAX   ARMADA NATIONAL TAX  LEHMAN 7-YEAR  LEHMAN 10-YEAR
        EXEMPT BOND FUND      EXEMPT BOND FUND     MUNICIPAL      MUNICIAL
      (CLASS I SHARES)(5) (CLASS B SHARES)(3),(5)  BOND INDEX    BOND INDEX
5/31/91    10,000                10,000            10,000            10,000
5/31/92    10,856                10,856            10,899            10,929
5/31/93    12,367                12,367            12,041            12,274
5/31/94    12,483                12,483            12,437            12,693
5/31/95    13,502                13,502            13,452            13,833
5/31/96    13,440                13,440            14,076            14,487
5/31/97    14,163                14,163            15,041            15,671
5/31/98    15,255                15,252            16,254            17,123
5/31/99    15,876                15,839            17,023            17,914
5/31/00    15,838                15,673            17,066            17,882
5/31/01    17,433                17,098            18,957            19,992

ARMADA NATIONAL TAX EXEMPT BOND FUND
------------------------------------
Average Annual Total Returns, as of 5/31/01

--------------------------------------------------------------------------------
                                                                     CUMULATIVE
                                                           SINCE        SINCE
                      1 YEAR  3 YEARS 5 YEARS  10 YEARS INCEPTION1   INCEPTION1
--------------------------------------------------------------------------------
 Class I Shares5      10.07%    4.55%   5.34%   5.71%      4.66%       15.39%
--------------------------------------------------------------------------------
 Class A Shares2,5     9.94%    4.58%   5.35%   5.72%      4.54%       13.94%
--------------------------------------------------------------------------------
 Class A Shares
 with Sales Charge2,5  4.67%    2.90%   4.34%   5.21%      2.83%        8.54%
--------------------------------------------------------------------------------
 Class B Shares3,5     9.09%    3.89%   4.94%   5.51%      2.78%        6.63%
--------------------------------------------------------------------------------
 Class B Shares
 with Sales Charge3,5  4.09%    2.64%   4.60%    N/A       1.15%        2.72%
--------------------------------------------------------------------------------
 Class C Shares4,5     8.30%    3.41%   4.65%   5.37%      6.59%        8.40%
--------------------------------------------------------------------------------
 Class C Shares
 with Sales Charge4,5  7.30%     N/A      N/A    N/A       5.81%        7.40%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: APRIL 9, 1998 (CLASS I SHARES); JUNE 19, 1998 (CLASS A SHARES); JANUARY 29, 1999 (CLASS B SHARES) AND FEBRUARY 24, 2000 (CLASS C SHARES).

2 CLASS A SHARES RETURNS FOR THE PERIOD APRIL 9, 1998 TO JUNE 19, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

3 CLASS B SHARES RETURNS FOR THE PERIOD APRIL 9, 1998 TO JUNE 19, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, RETURNS FOR THE PERIOD JUNE 19, 1998 TO JANUARY 29, 1999 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

4 CLASS C SHARES RETURNS FOR THE PERIOD APRIL 9, 1998 TO JUNE 19, 1998 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, RETURNS FOR THE PERIOD JUNE 19, 1998 TO JANUARY 29, 1999 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES, AND RETURNS FOR THE PERIOD JANUARY 29, 1999 TO FEBRUARY 24, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS B SHARES.

5 THE PERFORMANCE HISTORY FOR EACH CLASS INCLUDES PERFORMANCE OF A PREDECESSOR TRUST FUND WHICH COMMENCED OPERATIONS ON JULY 31, 1984. WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

6 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS B SHARES ONLY. CLASS B PERFORMANCE REFLECTS APPLICABLE DEFERRED SALES CHARGE AT THE END OF THE PERIOD. THE PERFORMANCE OF CLASS A AND CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THOSE CLASSES.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 28.

                                                             TAX FREE BOND FUNDS
                                       ARMADA OHIO TAX EXEMPT BOND FUND OVERVIEW
================================================================================


COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

    Investors in Ohio municipal bonds have enjoyed an overall positive period during the last 12 months. Like the rest of the bond market, municipals benefited from falling interest rates. For the 12 months ended May 31, 2001, the Armada Ohio Tax Exempt Bond Fund produced a total return (before sales charges) of 9.81% for Class A investors and 10.00% for Class I investors. The Fund closely tracked its benchmark, the Lehman 7-year Municipal Bond Index, which reported a return of 11.08% for the same period.
    In mid-2000, intermediate-range interest rates began to fall. A surprise interest rate cut by the Federal Reserve in January 2001 was motivated by an increase in unemployment and an overall slowing of the economy. This was the first in a series of five 50-basis point cuts by the Fed in less than five months. As of May 2001, the Federal Funds rate was 4%, down from its peak at 6.5% in May 2000.
    Also during 2000, the market anticipated the likelihood of lower marginal tax rates under tax reform and adjusted accordingly. The municipal market lagged the taxable market for most of the period, in part due to these anticipated tax cuts. However, the actual tax bill was not as severe a blow to the tax-exempt market as was originally expected, and the market has recently outperformed Treasury securities.
    Bond supply in Ohio has been way ahead of where it has been the past couple of years. This has been primarily due to the issuance of debt to fund a large number of voted initiatives throughout the state. This is expected to continue, as municipalities take advantage of the current lower interest rate environment.
    The current economic slowdown is beginning to affect tax collections for a number of states and Ohio is no exception. We are closely monitoring Ohio's state sales tax data as a leading indicator of the state's economic growth. Although we do not expect a long-term problem at this point, we have seen an end to the surpluses that were experienced over the last few years. We are also continuing to watch the Ohio school situation. The Ohio Supreme Court has given the state until June 2001 to close the funding gap between its poorest and most affluent school districts. We believe that school districts will benefit from higher state funding and we will continue to emphasize school district bonds in the Fund's portfolio.
    The Fund is diversified in both sectors and issues throughout the state. As of May 31, 2001, 49% of the Fund was invested in general obligation securities, and 6% in pre-refunded and escrowed-to-maturity securities. Of the Fund's revenue bonds, agencies accounted for 24%, utilities for 15%, and hospitals for 6% of the total portfolio. As of fiscal year end, the average maturity of the Fund was 6.51 years.
    We expect economic conditions to improve as we approach a period of recovery. We believe that the Fed may move short-term interest rates still lower, however, we think that long-term rates should remain generally stable. We remain committed to maximizing after-tax income and maintaining higher credit quality as we favor high-quality, general obligation securities. Looking ahead, we are optimistic that conditions will continue to be generally favorable for investors in Ohio municipal securities.

GROWTH OF A $10,000 INVESTMENT(4)

[LINE GRAPH OMITTED]
[PLOT POINTS TO FOLLOW:]

          ARMADA OHIO TAX EXEMPT BOND FUND   ARMADA OHIO TAX EXEMPT BOND FUND  LEHMAN 7-YEAR MUNICIPAL
                  (CLASS A SHARES)                    (CLASS I SHARES)               BOND INDEX
5/31/91                 9,700                               10,000                    10,000
5/31/92                10,304                               10,619                    10,899
5/31/93                11,362                               11,677                    12,041
5/31/94                11,622                               11,943                    12,437
5/31/95                12,394                               12,732                    13,452
5/31/96                12,933                               13,287                    14,076
5/31/97                13,758                               14,134                    15,041
5/31/98                14,775                               15,184                    16,254
5/31/99                15,355                               15,782                    17,023
5/31/00                15,277                               15,719                    17,066
5/31/01                16,776                               17,291                    18,957

ARMADA OHIO TAX EXEMPT BOND FUND
--------------------------------
Average Annual Total Returns, as of 5/31/01

--------------------------------------------------------------------------------
                                                                    CUMULATIVE
                                                           SINCE      SINCE
                     1 YEAR  3 YEARS 5 YEARS  10 YEARS  INCEPTION1  INCEPTION1
--------------------------------------------------------------------------------
 Class I Shares       10.00%   4.43%   5.41%   5.63%       5.63%       86.65%
--------------------------------------------------------------------------------
 Class A Shares        9.81%   4.32%   5.34%   5.63%       5.62%       73.93%
--------------------------------------------------------------------------------
 Class A Shares
 with Sales Charge     6.55%   3.28%   4.70%   5.31%       5.30%       68.76%
--------------------------------------------------------------------------------
 Class C Shares2,3     8.93%   4.04%   5.17%   5.55%        N/A         7.08%
--------------------------------------------------------------------------------
 Class C Shares
 with Sales Charge2,3  7.93%    N/A     N/A     N/A         N/A         6.08%
--------------------------------------------------------------------------------


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: JANUARY 5, 1990 (CLASS I SHARES), APRIL 15, 1991 (CLASS A SHARES) AND JUNE 23, 2000 (C SHARES).

2 CLASS C SHARES RETURNS FOR THE PERIOD MAY 31, 1991 TO JUNE 23, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

3 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

4 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS A SHARES ONLY. CLASS A PERFORMANCE REFLECTS APPLICABLE FRONT-END SALES CHARGE. THE PERFORMANCE OF CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN CLASS C.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 28.

TAX FREE BOND FUNDS
ARMADA PENNSYLVANIA MUNICIPAL BOND FUND OVERVIEW
================================================================================


COMMENTS FROM THE
PORTFOLIO MANAGEMENT TEAM

    Investors in Pennsylvania municipal bonds experienced an overall positive period during the last 12 months. Like the rest of the bond market, municipals benefited from falling interest rates. For the 12 months ended May 31, 2001, the Armada Pennsylvania Municipal Bond Fund posted a total return of (before sales charges) of 9.52% for Class A investors and 9.64% for Class I investors. The Fund slightly underperformed its benchmark, the Lehman 7-Year Municipal Bond Index, which posted an average annual total return of 11.08% for the period. The Fund's performance was impacted by its underweight in the electric utility and hospital sectors versus the Index, as well as its focus on after-tax income rather than total return.
    Bond supply in Pennsylvania was down slightly for the period over previous years. During the second half of 2000, the economy was strong, tax collections were high, and many municipalities didn't have the need to issue new debt. This helped keep the price of Pennsylvania municipals higher than usual. The Fund's duration was slightly less than its benchmark, primarily due to supply conditions and the Fund's emphasis on income.
    Intermediate-range interest rates began to fall in mid-2000. The Federal Funds rate remained steady until a surprise interest rate cut by the Federal Reserve in January 2001, after its 6.5% high in May 2000. The cut was due to an increase in unemployment and an overall slowing of the economy. Four more 50-basis point cuts by the Fed followed in less than five months. As of May 2001, the Federal Funds rate was 4%.
    Also during 2000, the market anticipated the likelihood of lower marginal tax rates under tax reform and adjusted accordingly. The municipal market lagged the taxable market for most of the period, in part due to these anticipated tax cuts. However, the actual tax bill was not as severe a blow to the tax-exempt market as was originally expected, and the market has recently outperformed Treasury securities.
    In terms of sector allocation, the Fund emphasized higher-education bonds, including bonds issued by higher education authorities, universities, colleges, and school district general obligation bonds. The Fund was also invested in State Agency and essential service revenue bonds, such as water and sewer revenue bonds and turnpike authority bonds. The portfolio management team underemphasized the electric utility sector and the hospital sector. The hospital sector in Pennsylvania is still suffering some effects from credit problems associated with the Allegheny Health Education Research Foundation bankruptcy. However, the team has seen some improvement in some areas of this sector and will continue to monitor conditions.
    The Fund is diversified in both sectors and issues throughout the state. As of May 31, 2001, 19% of the Fund was invested in general obligation securities and 23% in pre-refunded and escrowed-to-maturity securities. Of the Fund's revenue bonds, agencies accounted for 49%, and utilities for 9% of the total portfolio. As of the fiscal year end, the average maturity of the Fund was 6.55 years.
    The timing is unclear, but the portfolio management team expects that the economy is approaching a period of recovery. We think that long-term rates should remain generally stable. However, we believe that the Fed may move short-term interest rates still lower.
    The portfolio management team remains committed to managing for income and maintaining higher credit quality as we favor high-quality, general obligation securities. Looking ahead, the team is optimistic that conditions will continue to be generally favorable for investors in Pennsylvania municipal securities.

                                                             TAX FREE BOND FUNDS
                                ARMADA PENNSYLVANIA MUNICIPAL BOND FUND OVERVIEW
================================================================================

GROWTH OF A $10,000 INVESTMENT(5)

[LINE GRAPH OMITTED]
[PLOT POINTS TO FOLLOW:]

        ARMADA PENNSYLVANIA MUNICIPAL       ARMADA PENNSYLVANIA MUNICIPAL   LEHMAN 7-YEAR MUNICIPAL
         BOND FUND (CLASS A SHARES)(2),(4)   BOND FUND (CLASS I SHARES)          BOND INDEX
8/10/94             9,700                           10,000                        10,000
5/31/95            10,203                           10,518                        10,685
5/31/96            10,532                           10,858                        11,181
5/31/97            11,178                           11,532                        11,946
5/31/98            11,942                           12,334                        12,910
5/31/99            12,445                           12,853                        13,521
5/31/00            12,439                           12,845                        13,555
5/31/01            13,623                           14,084                        15,057

ARMADA PENNSYLVANIA MUNICIPAL BOND FUND
---------------------------------------
Average Annual Total Returns, as of 5/31/01


--------------------------------------------------------------------------------
                                                            CUMULATIVE
                                                   SINCE       SINCE
                     1 YEAR   3 YEARS   5 YEARS  INCEPTION1  INCEPTION1
--------------------------------------------------------------------------------
 Class I Shares       9.64%    4.52%    5.34%     5.16%        40.83%
--------------------------------------------------------------------------------
 Class A Shares2,4    9.52%    4.49%    5.28%     5.24%        27.27%
--------------------------------------------------------------------------------
 Class A Shares
 with Sales Charge2,4 6.20%    3.44%    4.65%     4.57%        23.49%
--------------------------------------------------------------------------------
 Class C Shares3,4    5.18%    2.78%    4.25%     4.03%         5.12%
--------------------------------------------------------------------------------
 Class C Shares
 with Sales Charge3,4 4.18%     N/A      N/A      3.24%         4.12%
--------------------------------------------------------------------------------


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

1 ACTIVITY FOR THE PERIOD PRESENTED INCLUDES THAT OF A PREDECESSOR FUND THROUGH SEPTEMBER 6, 1996. THE INCEPTION DATE FOR EACH CLASS IS AS FOLLOWS: AUGUST 10, 1994 (CLASS I SHARES); SEPTEMBER 11, 1996 (CLASS A SHARES) AND FEBRUARY 24, 2000 (CLASS C SHARES).

2 CLASS A SHARES RETURNS PRIOR TO SEPTEMBER 11, 1996 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES.

3 CLASS C SHARES RETURNS FOR THE PERIOD MAY 31, 1996 TO SEPTEMBER 11, 1996 REFLECT THE PERFORMANCE OF THE FUND'S CLASS I SHARES, AND RETURNS FOR THE PERIOD SEPTEMBER 11, 1996 TO FEBRUARY 24, 2000 REFLECT THE PERFORMANCE OF THE FUND'S CLASS A SHARES.

4 WHERE PERFORMANCE OF AN OLDER SHARE CLASS IS USED TO CALCULATE HISTORICAL PERFORMANCE OF A NEWER SHARE CLASS, THE PERFORMANCE OF THE OLDER CLASS HAS NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE NEWER CLASS. IF IT HAD, PERFORMANCE WOULD HAVE BEEN LOWER.

5 THE LINE GRAPH SHOWS PERFORMANCE OF CLASS I AND CLASS A SHARES ONLY. CLASS A PERFORMANCE REFLECTS APPLICABLE FRONT-END SALES CHARGE. THE PERFORMANCE OF CLASS C WOULD BE GREATER THAN OR LESS THAN THAT SHOWN IN THE GRAPH BASED ON THE DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN CLASS C.

FOR MORE INFORMATION REGARDING PERFORMANCE AND THE APPLICABLE SALES CHARGES, PLEASE REFER TO PAGE 28.

ADDITIONAL ARMADA PERFORMANCE INFORMATION
================================================================================

   The following information is helpful for a complete understanding of the performance figures presented within this report.

   The return and principal value of an investment will fluctuate. When redeemed, shares may be worth more or less than their original cost.

   Certain sales charges are associated with the purchase of Class A, B and C Shares. Based on a $10,000 purchase, the following sales charges were in effect as of May 31, 2001 and were used to calculate performance for the respective share classes of each fund.

o Each of the equity funds have a front-end sales charge of 5.50% for Class A Shares except the Equity Index Fund which has a 3.75% front-end sales charge.

o There is a 4.75% front-end sales charge for Class A Shares for the following funds: Aggressive Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Bond Fund, GNMA Fund, Intermediate Bond Fund, Total Return Advantage Fund, U.S. Government Income Fund, Michigan Municipal Bond Fund and the National Tax Exempt Bond Fund.

o The Limited Maturity Bond Fund has a 2.75% front-end sales charge for Class A Shares.

o The Ohio Tax Exempt Bond Fund and the Pennsylvania Municipal Bond Fund have a front-end sales charge of 3.00% for Class A Shares.

o All Class B Shares have a maximum deferred sales charge of 5.00%. This charge declines from 5.00% in the first year to 0.00% after five years, as outlined in the prospectus.

o All Class C Shares have a maximum deferred sales charge of 1.00%. This charge is applied on redemptions of shares that are held for less than 18 months.

   Class I Shares are sold primarily to banks and trust companies which are affiliated with National City Corporation. Certain account level charges may apply.

S&P 500 COMPOSITE INDEX:
   The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. Actual investments cannot be made in an index.

   "S&P 500" is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by National City Investment Management Company. The product is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard and Poor's makes no representation regarding the advisability of investing in the product.

                                                  REPORT OF INDEPENDENT AUDITORS
================================================================================


To the Shareholders and Board of Trustees
Armada Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Armada Core Equity Fund, Armada Equity Growth Fund, Armada Equity Index Fund, Armada International Equity Fund, Armada Large Cap Ultra Fund, Armada Large Cap Value Fund, Armada Mid Cap Growth Fund, Armada Small Cap Growth Fund, Armada Small Cap Value Fund, Armada Tax Managed Equity Fund, Armada Aggressive Allocation Fund, Armada Balanced Allocation Fund, Armada Conservative Allocation Fund, Armada Bond Fund, Armada GNMA Fund, Armada Intermediate Bond Fund, Armada Limited Maturity Bond Fund, Armada Total Return Advantage Fund, Armada U.S. Government Income Fund, Armada Michigan Municipal Bond Fund, Armada National Tax Exempt Bond Fund, Armada Ohio Tax Exempt Bond Fund, Armada Pennsylvania Municipal Bond Fund (the "Funds") as of May 31, 2001, and the related statements of operations and changes in net assets for each of the periods indicated therein. We have also audited the financial highlights for each of the periods indicated therein for the Armada Core Equity Fund, Armada Equity Growth Fund, Armada Equity Index Fund, Armada International Equity Fund, Armada Large Cap Value Fund, Armada Small Cap Growth Fund, Armada Small Cap Value Fund, Armada Tax Managed Equity Fund, Armada Aggressive Allocation Fund, Armada Balanced Allocation Fund, Armada Conservative Allocation Fund, Armada GNMA Fund, Armada Intermediate Bond Fund, Armada Limited Maturity Bond Fund, Armada Total Return Advantage Fund, Armada National Tax Exempt Bond Fund, Armada Ohio Tax Exempt Bond Fund and Armada Pennsylvania Municipal Bond Fund and for each of the two years in the period ended May 31, 2001 for the Armada Large Cap Ultra Fund, Armada Mid Cap Growth Fund, Armada Bond Fund, Armada U.S. Government Income Fund and Armada Michigan Municipal Bond Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through May 31, 1999 for the Armada Large Cap Ultra Fund, Armada Mid Cap Growth Fund, Armada Bond Fund, Armada U.S. Government Income Fund and Armada Michigan Municipal Bond Fund were audited by other auditors whose report dated July 22, 1999 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds at May 31, 2001, the results of their operations and changes in their net assets for each of the periods indicated therein, and for the Armada Core Equity Fund, Armada Equity Growth Fund, Armada Equity Index Fund, Armada International Equity Fund, Armada Large Cap Value Fund, Armada Small Cap Growth Fund, Armada Small Cap Value Fund, Armada Tax Managed Equity Fund, Armada Aggressive Allocation Fund, Armada Balanced Allocation Fund, Armada Conservative Allocation Fund, Armada GNMA Fund, Armada Intermediate Bond Fund, Armada Limited Maturity Bond Fund, Armada Total Return Advantage Fund, Armada National Tax Exempt Bond Fund, Armada Ohio Tax Exempt Bond Fund and Armada Pennsylvania Municipal Bond Fund, the financial highlights for each of the periods indicated therein, and for the Armada Large Cap Ultra Fund, Armada Mid Cap Growth Fund, Armada Bond Fund, Armada U.S. Government Income Fund and Armada Michigan Municipal Bond Fund, the financial highlights for each of the two years in the period ended May 31, 2001 in conformity with accounting principles generally accepted in the United States.



/S/ERNST & YOUNG LLP
ERNST & YOUNG LLP
Philadelphia, Pennsylvania
July 6, 2001

FINANCIAL HIGHLIGHTS
================================================================================
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET              REALIZED AND   DIVIDENDS  DISTRIBUTIONS                                    RATIO OF
           VALUE,         NET      UNREALIZED   FROM NET     FROM NET     NET ASSET           NET ASSETS    EXPENSES
          BEGINNING   INVESTMENT GAINS (LOSSES) INVESTMENT   REALIZED    VALUE, END  TOTAL      END OF     TO AVERAGE
          OF PERIOD INCOME/(LOSS) ON SECURITIES   INCOME   CAPITAL GAINS OF PERIOD  RETURN+  PERIOD (000)   NET ASSETS
------------------------------------------------------------------------------------------------------------------------
----------------
CORE EQUITY FUND
----------------
  CLASS I
  2001     $14.88     $ 0.02      $(0.71)        $(0.00)       $(1.92)   $12.27      (5.63)%  $ 126,203      0.99%
  2000      13.75       0.02        1.65          (0.01)        (0.53)    14.88      12.31      141,207      1.00
  1999(1)   11.35      (0.02)       2.94          (0.01)        (0.51)    13.75      26.08      145,603      0.98
  1998(2)   10.00       0.05        1.35          (0.05)        (0.00)    11.35      14.03      110,504      0.89

  CLASS A
  2001     $14.80     $(0.02)     $(0.70)        $(0.00)       $(1.92)   $12.16      (5.91)%    $ 3,987      1.24%
  2000      13.71      (0.00)       1.62          (0.00)        (0.53)    14.80      11.98        4,146      1.25
  1999(1)   11.34      (0.05)       2.93          (0.00)        (0.51)    13.71      25.78        1,731      1.23
  1998(2)   10.00       0.04        1.34          (0.04)        (0.00)    11.34      13.85          408      1.14

  CLASS B
  2001     $14.62     $(0.06)     $(0.73)        $(0.00)       $(1.92)   $11.91      (6.49)%    $ 2,052      1.94%
  2000      13.63      (0.07)       1.59          (0.00)        (0.53)    14.62      11.31        1,840      1.96
  1999(1)   11.33      (0.16)       2.97          (0.00)        (0.51)    13.63      25.17        1,106      1.94
  1998(2)   10.25      (0.00)       1.08          (0.00)        (0.00)    11.33      10.54            2      1.83

  CLASS C
  2001     $14.63     $(0.06)     $(0.73)        $(0.00)       $(1.92)   $11.92      (6.48)%   $     50      1.94%
  2000(2)   14.55      (0.05)       0.13          (0.00)        (0.00)    14.63       0.55            2      1.96

------------------
EQUITY GROWTH FUND
------------------
  CLASS I
  2001(1)  $28.89     $(0.01)     $(3.40)        $(0.00)       $(1.12)   $24.36     (12.26)%  $ 965,165      0.93%
  2000(1)   24.61       0.00        4.55          (0.01)        (0.26)    28.89      18.49    1,251,015      0.90
  1999(1)   21.35      (0.03)       4.28          (0.00)        (0.99)    24.61      20.16    1,262,154      0.92
  1998      18.63      (0.00)       5.00          (0.01)        (2.27)    21.35      28.65      352,413      0.98
  1997      18.02       0.09        4.66          (0.11)4       (4.03)    18.63      29.57      255,594      0.97

  CLASS A
  2001(1)  $28.76     $(0.07)     $(3.40)        $(0.00)       $(1.12)   $24.17     (12.53)%  $ 139,717      1.18%
  2000(1)   24.55      (0.06)       4.53          (0.00)        (0.26)    28.76      18.22      180,000      1.15
  1999(1)   21.35      (0.09)       4.28          (0.00)        (0.99)    24.55      19.88      156,356      1.17
  1998      18.67      (0.04)       4.99          (0.00)        (2.27)    21.35      28.32       12,380      1.23
  1997      18.05       0.05        4.66          (0.06)4       (4.03)    18.67      29.24        6,931      1.22

  CLASS B
  2001(1)  $28.37     $(0.26)     $(3.32)        $(0.00)       $(1.12)   $23.67     (13.10)%    $ 3,770      1.88%
  2000(1)   24.33      (0.26)       4.56          (0.00)        (0.26)    28.37      17.68        3,713      1.86
  1999(1)   21.28      (0.27)       4.31          (0.00)        (0.99)    24.33      19.22        1,400      1.88
  1998(3)   19.44      (0.24)       2.08          (0.00)        (0.00)    21.28       9.47           24      1.92

  CLASS C
  2001(1)  $28.38     $(0.26)     $(3.31)        $(0.00)       $(1.12)   $23.69     (13.06)%     $  436      1.88%
  2000(1,3) 28.04      (0.08)       0.42          (0.00)        (0.00)    28.38       1.21          263      1.86

                             RATIO      RATIO OF NET
            RATIO OF NET  OF EXPENSES INVESTMENT INCOME/
             INVESTMENT   TO AVERAGE  (LOSS) TO AVERAGE
            INCOME/(LOSS)  NET ASSETS     NET ASSETS     PORTFOLIO
             TO AVERAGE   (BEFORE FEE    (BEFORE FEE     TURNOVER
             NET ASSETS     WAIVERS)       WAIVERS)        RATE
----------------------------------------------------------------
----------------
CORE EQUITY FUND
----------------
  CLASS I
  2001          0.08 %    1.04%        0.03%             34%
  2000          0.03      1.06        (0.03)             37
  1999(1)      (0.15)     0.98        (0.15)             43
  1998(2)       0.61      1.06         0.44              60

  CLASS A
  2001         (0.17)%    1.29%       (0.22)%            34%
  2000         (0.22)     1.31        (0.28)             37
  1999(1)      (0.40)     1.23        (0.40)             43
  1998(2)       0.14      1.30         0.04              60

  CLASS B
  2001         (0.87)%    1.94%       (0.87)%            34%
  2000         (0.93)     1.96        (0.93)             37
  1999(1)      (1.11)     1.94        (1.11)             43
  1998(2)      (0.51)     2.00        (0.50)             60

  CLASS C
  2001         (0.87)%    1.94%       (0.87)%            34%
  2000(2)      (0.93)     1.96        (0.93)             37

------------------
EQUITY GROWTH FUND
------------------
  CLASS I
  2001(1)      (0.03)%    0.98%       (0.08)%            18%
  2000(1)       0.01      0.96        (0.05)             25
  1999(1)      (0.11)     0.92        (0.11)             57
  1998         (0.01)     0.98        (0.01)            260
  1997          0.49      0.97         0.49             197

  CLASS A
  2001(1)      (0.28)%    1.23%       (0.33)%            18%
  2000(1)      (0.24)     1.21        (0.30)             25
  1999(1)      (0.36)     1.17        (0.36)             57
  1998         (0.26)     1.23        (0.26)            260
  1997          0.25      1.22         0.25             197

  CLASS B
  2001(1)      (0.98)%    1.88%       (0.98)%            18%
  2000(1)      (0.95)     1.86        (0.95)             25
  1999(1)      (1.07)     1.88        (1.07)             57
  1998(3)      (0.92)     1.92        (0.92)            260

  CLASS C
  2001(1)      (0.98)%    1.88%       (0.98)%            18%
  2000(1,3)    (0.95)     1.86        (0.95)             25



+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.
(1) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
(2) CORE EQUITY FUND CLASS I, CLASS A, CLASS B AND CLASS C COMMENCED OPERATIONS ON AUGUST 1, 1997, AUGUST 1, 1997, JANUARY 6, 1998 AND JANUARY 20, 2000, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
(3) EQUITY GROWTH FUND CLASS B AND CLASS C COMMENCED OPERATIONS ON JANUARY 6, 1998 AND JANUARY 27, 2000, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.
(4) INCLUDES DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME OF $(0.02) AND $(0.01) FOR CLASS I AND CLASS A, RESPECTIVELY OF THE EQUITY GROWTH FUND.

                             See Accompanying Notes

FINANCIAL HIGHLIGHTS
================================================================================
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



           NET ASSET              REALIZED AND   DIVIDENDS  DISTRIBUTIONS                                    RATIO OF
            VALUE,         NET      UNREALIZED   FROM NET     FROM NET     NET ASSET           NET ASSETS    EXPENSES
           BEGINNING   INVESTMENT GAINS (LOSSES) INVESTMENT   REALIZED    VALUE, END  TOTAL      END OF     TO AVERAGE
           OF PERIOD INCOME/(LOSS) ON SECURITIES   INCOME   CAPITAL GAINS OF PERIOD  RETURN+  PERIOD (000)   NET ASSETS
-------------------------------------------------------------------------------------------------------------------------

-----------------
EQUITY INDEX FUND
-----------------
  CLASS I
  2001     $12.25        $ 0.11      $(1.41)       $(0.11)   $(0.00)        $10.84    (10.64)%  $332,015      0.36%
  2000      11.32          0.13        0.99         (0.13)    (0.06)         12.25      9.92     354,637      0.34
  1999(1)   10.00          0.11        1.29         (0.08)    (0.00)         11.32     14.16     253,854      0.20

  CLASS A
  2001     $12.22        $ 0.08      $(1.40)       $(0.08)   $(0.00)        $10.82    (10.82)%  $ 7,777       0.61%
  2000      11.29          0.09        1.01         (0.11)    (0.06)         12.22      9.70      8,253       0.59
  1999(1)    9.09          0.07        2.18         (0.05)    (0.00)         11.29     24.83      3,892       0.36

  CLASS B
  2001     $12.20        $ 0.01      $(1.41)       $(0.01)   $(0.00)        $10.79    (11.47)%  $ 1,080       1.36%
  2000(1)   12.04          0.01        0.17         (0.02)    (0.00)         12.20      1.46        524       1.34

  CLASS C
  2001     $12.20        $ 0.00      $(1.40)       $(0.01)   $(0.00)        $10.79    (11.51)%  $   649       1.36%
  2000(1)   12.61          0.01       (0.41)        (0.01)    (0.00)         12.20     (3.17)       277       1.34

-------------------------
INTERNATIONAL EQUITY FUND
-------------------------
  CLASS I
  2001(2)  $15.05        $ 0.03      $(3.19)       $(0.00)   $(1.00)        $10.89    (22.74)% $607,113       1.45%
  2000      10.91          0.01        4.23         (0.03)    (0.07)         15.05     38.90    425,328       1.43
  1999      10.86         (0.01)       0.11         (0.05)    (0.00)         10.91      0.95    199,205       1.43
  1998(3)   10.00          0.08        0.79         (0.01)    (0.00)         10.86      8.76    135,942       1.09

  CLASS A
  2001(2)  $14.97        $(0.01)     $(3.15)       $(0.00)   $(1.00)        $10.81    (22.88)% $ 15,390       1.70%
  2000      10.87         (0.03)       4.21         (0.01)    (0.07)         14.97     38.50      3,618       1.68
  1999      10.82         (0.01)       0.10         (0.04)    (0.00)         10.87      0.84      1,127       1.68
  1998(3)   10.00          0.04        0.79         (0.01)    (0.00)         10.82      8.28        276       1.39

  CLASS B
  2001(2)  $14.83        $(0.10)     $(3.11)       $(0.00)   $(1.00)        $10.62    (23.47)%  $ 5,317       2.41%
  2000      10.83         (0.10)       4.17         (0.00)    (0.07)         14.83     37.61        623       2.39
  1999      10.83         (0.07)       0.08         (0.01)    (0.00)         10.83      0.10         42       2.43
  1998(3)    9.30          0.05        1.48         (0.00)    (0.00)         10.83     16.45          1       2.08

  CLASS C
  2001(2)  $14.83        $(0.10)     $(3.10)       $(0.00)   $(1.00)        $10.63    (23.40)%  $   364       2.41%
  2000(3)   15.37         (0.04)      (0.50)        (0.00)    (0.00)         14.83     (3.51)       165       2.39


                             RATIO      RATIO OF NET
            RATIO OF NET  OF EXPENSES INVESTMENT INCOME/
             INVESTMENT   TO AVERAGE  (LOSS) TO AVERAGE
            INCOME/(LOSS)  NET ASSETS     NET ASSETS     PORTFOLIO
             TO AVERAGE   (BEFORE FEE    (BEFORE FEE     TURNOVER
             NET ASSETS     WAIVERS)       WAIVERS)        RATE
-------------------------------------------------------------------

-----------------
EQUITY INDEX FUND
-----------------
  CLASS I
  2001           0.94%         0.61%           0.69%        15%
  2000           1.02          0.59            0.77         48
  1999(1)        1.38          0.55            1.03          9

  CLASS A
  2001           0.69%         0.86%           0.44%        15%
  2000           0.77          0.84            0.52         48
  1999(1)        1.22          0.71            0.87          9

  CLASS B
  2001          (0.06)%        1.51%          (0.21)%       15%
  2000(1)        0.02          1.49           (0.13)        48

  CLASS C
  2001          (0.06)%        1.51%          (0.21)%       15%
  2000(1)        0.02          1.49           (0.13)        48

-------------------------
INTERNATIONAL EQUITY FUND
-------------------------
  CLASS I
  2001(2)        0.21%         1.50%           0.16%       161%
  2000           0.06          1.49            0.00        124
  1999           0.12          1.43            0.12         78
  1998(3)        1.19          1.24            1.04         28

  CLASS A
  2001(2)       (0.11)%        1.75%          (0.16)%      161%
  2000          (0.19)         1.74           (0.25)       124
  1999          (0.04)         1.68           (0.04)        78
  1998(3)        1.49          1.47            1.41         28

  CLASS B
  2001(2)       (0.81)%        2.41%          (0.81)%      161%
  2000          (0.90)         2.39           (0.90)       124
  1999          (0.80)         2.43           (0.80)        78
  1998(3)        0.59          2.14            0.53         28

  CLASS C
  2001(2)       (0.41)%        2.41%          (0.41)%      161%
  2000(3)       (0.90)         2.39           (0.90)       124


+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

(1) EQUITY INDEX FUND CLASS I, CLASS A, CLASS B AND CLASS C COMMENCED OPERATIONS ON JULY 10, 1998, OCTOBER 15, 1998, JANUARY 4, 2000 AND JANUARY 17, 2000, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

(2) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(3) INTERNATIONAL EQUITY FUND CLASS I, CLASS A, CLASS B AND CLASS C COMMENCED OPERATIONS ON AUGUST 1, 1997, AUGUST 1, 1997, JANUARY 6, 1998 AND JANUARY 5, 2000, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

                             See Accompanying Notes

FINANCIAL HIGHLIGHTS
================================================================================
FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



            NET ASSET              REALIZED AND   DIVIDENDS  DISTRIBUTIONS                                    RATIO OF
              VALUE,         NET      UNREALIZED   FROM NET     FROM NET     NET ASSET           NET ASSETS    EXPENSES
            BEGINNING   INVESTMENT GAINS (LOSSES) INVESTMENT   REALIZED    VALUE, END  TOTAL      END OF     TO AVERAGE
            OF PERIOD INCOME/(LOSS) ON SECURITIES   INCOME   CAPITAL GAINS OF PERIOD  RETURN+  PERIOD (000)   NET ASSETS
---------------------------------------------------------------------------------------------------------------------------

--------------------
LARGE CAP ULTRA FUND
--------------------
  CLASS I
  2001(1)    $20.09      $(0.06)     $(4.75)       $(0.00)      $(2.59)      $12.69   (26.18)%   $182,343      0.98%
  2000        19.81       (0.02)       5.08         (0.00)       (4.78)       20.09    27.25      278,697      1.05
  1999        16.27       (0.06)       3.90         (0.00)       (0.30)       19.81    23.67      409,107      1.10
  1998(2)     14.48       (0.03)       3.52         (0.03)6      (1.67)       16.27    26.18      358,221      1.10
  1997(3)     11.25        0.03        3.31         (0.03)       (0.08)       14.48    29.81      338,388      1.12
  1996(3,4)   10.00        0.03        1.25         (0.03)       (0.00)       11.25    12.86      274,150      2.19

  CLASS A
  2001(1)    $19.81      $(0.10)     $(4.67)       $(0.00)      $(2.59)      $12.45   (26.36)%   $ 13,114      1.22%
  2000        19.67       (0.06)       4.98         (0.00)       (4.78)       19.81    26.66       21,550      1.30
  1999        16.19       (0.11)       3.89         (0.00)       (0.30)       19.67    23.42       24,513      1.35
  1998(2)     14.44       (0.06)       3.51         (0.03)6      (1.67)       16.19    25.95       21,628      1.35
  1997(3)     11.23       (0.00)       3.30         (0.01)       (0.08)       14.44    29.52       12,260      1.37
  1996(3,4)   10.00        0.03        1.23         (0.03)       (0.00)       11.23     8.99        1,657      1.40

  CLASS B
  2001(1)    $19.08      $(0.21)     $(4.46)       $(0.00)      $(2.59)      $11.82   (26.88)%   $ 10,123      1.93%
  2000        19.21       (0.13)       4.78         (0.00)       (4.78)       19.08    25.81       15,770      2.05
  1999        15.95       (0.23)       3.79         (0.00)       (0.30)       19.21    22.38       14,128      2.11
  1998(2)     14.34       (0.12)       3.43         (0.03)6      (1.67)       15.95    25.12       10,169      2.09
  1997(3)     11.22       (0.05)       3.25         (0.00)       (0.08)       14.34    28.62        4,130      2.12
  1996(3,4)   10.00        0.01        1.23         (0.02)7      (0.00)       11.22     8.77          832      1.78

  CLASS C
  2001(1,4)  $20.22      $(0.17)     $(5.57)       $(0.00)      $(2.59)      $11.89   (30.66)%     $  123      1.93%

--------------------
LARGE CAP VALUE FUND
--------------------
  CLASS I
  2001       $16.03       $0.25       $1.71        $(0.28)      $(0.32)      $17.39    12.67%    $700,811      0.97%
  2000        18.80        0.35       (1.85)        (0.36)       (0.91)       16.03    (7.95)     500,135      0.92
  1999        17.53        0.30        1.50         (0.28)       (0.25)       18.80    10.62      548,361      0.93
  1998        14.87        0.27        3.44         (0.32)       (0.73)       17.53    25.69      193,923      0.92
  1997        12.66        0.30        2.73         (0.31)       (0.51)       14.87    24.62      127,130      1.01

  CLASS A
  2001       $16.00       $0.21       $1.71        $(0.24)      $(0.32)      $17.36    12.42%    $ 43,511      1.22%
  2000        18.79        0.30       (1.87)        (0.31)       (0.91)       16.00    (8.30)       9,070      1.17
  1999        17.51        0.21        1.55         (0.23)       (0.25)       18.79    10.40       11,075      1.18
  1998        14.86        0.26        3.41         (0.29)       (0.73)       17.51    25.41        2,151      1.17
  1997        12.65        0.31        2.68         (0.27)       (0.51)       14.86    24.33          410      1.26

  CLASS B
  2001       $15.93       $0.09       $1.72        $(0.13)      $(0.32)      $17.29    11.69%    $ 12,458      1.92%
  2000        18.69        0.19       (1.84)        (0.20)       (0.91)       15.93    (8.77)       1,357      1.88
  1999        17.54        0.17        1.39         (0.16)       (0.25)       18.69     9.14          997      1.89
  1998(5)     16.28        0.46        0.86         (0.06)       (0.00)       17.54     9.39            3      1.86

  CLASS C
  2001       $15.93       $0.09       $1.72$        (0.15)      $(0.32)      $17.27    11.67%    $    187      1.93%
  2000(5)     15.27        0.08        0.63         (0.05)       (0.00)       15.93     4.65          105      1.88



                             RATIO      RATIO OF NET
            RATIO OF NET  OF EXPENSES INVESTMENT INCOME/
             INVESTMENT   TO AVERAGE  (LOSS) TO AVERAGE
             INCOME/(LOSS)  NET ASSETS     NET ASSETS     PORTFOLIO
             TO AVERAGE   (BEFORE FEE    (BEFORE FEE     TURNOVER
             NET ASSETS     WAIVERS)       WAIVERS)        RATE
-------------------------------------------------------------------

--------------------
LARGE CAP ULTRA FUND
--------------------
  CLASS I
  2001(1)        (0.37)%       1.03%         (0.42)%         102%
  2000           (0.36)        1.05          (0.36)           82
  1999           (0.33)        1.10          (0.33)           51
  1998(2)        (0.19)        1.10          (0.19)           25
  1997(3)         0.19         1.12           0.19            48
  1996(3,4)       1.26         2.26           1.19            86

  CLASS A
  2001(1)        (0.61)%       1.27%         (0.66)%         102%
  2000           (0.61)        1.30          (0.61)           82
  1999           (0.59)        1.35          (0.59)           51
  1998(2)        (0.45)        1.35          (0.45)           25
  1997(3)        (0.14)        1.37          (0.14)           48
  1996(3,4)       0.31         2.62          (0.91)           86

  CLASS B
  2001(1)        (1.32)%       1.93%         (1.32)%         102%
  2000           (1.36)        2.05          (1.36)           82
  1999           (1.34)        2.11          (1.34)           51
  1998(2)        (1.21)        2.09          (1.21)           25
  1997(3)        (0.88)        2.12          (0.88)           48
  1996(3,4)      (0.32)        4.07          (2.61)           86

  CLASS C
  2001(1,4)      (1.32)%       1.93%         (1.32)%         102%

--------------------
LARGE CAP VALUE FUND
--------------------
  CLASS I
  2001            1.54%        1.02%          1.49%           67%
  2000            2.07         0.98           2.01            40
  1999            2.07         0.93           2.07            19
  1998            1.80         0.92           1.80            18
  1997            2.44         1.01           2.44            35

  CLASS A
  2001            1.29%        1.27%          1.24%           67%
  2000            1.82         1.23           1.76            40
  1999            1.82         1.18           1.82            19
  1998            1.62         1.17           1.62            18
  1997            2.17         1.26           2.17            35

  CLASS B
  2001            0.59%        1.92%          0.59%           67%
  2000            1.11         1.88           1.11            40
  1999            1.11         1.89           1.11            19
  1998(5)         0.68         1.86           0.68            18

  CLASS C
  2001            0.59%        1.93%          0.59%           67%
  2000(5)         1.11         1.88           1.11            40


+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

(1) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) FOR THE ELEVEN MONTH PERIOD ENDED MAY 31, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(3) FOR THE YEAR ENDED JUNE 30.

(4) LARGE CAP ULTRA FUND CLASS I, CLASS A, CLASS B AND CLASS C COMMENCED OPERATIONS ON DECEMBER 28, 1995, FEBRUARY 1, 1996, FEBRUARY 1, 1996 AND JUNE 15, 2000, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

(5) LARGE CAP VALUE FUND CLASS B AND CLASS C COMMENCED OPERATIONS ON JANUARY 6, 1998 AND JANUARY 27, 2000, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

(6) INCLUDES A TAX RETURN OF CAPITAL OF $(0.03), $(0.03) AND $(0.03) FOR CLASS I, CLASS A, AND CLASS B, RESPECTIVELY, OF THE LARGE CAP ULTRA FUND.

(7) INCLUDES A TAX RETURN OF CAPITAL OF $(0.02) FOR CLASS C OF THE LARGE CAP ULTRA FUND.

                             See Accompanying Notes

                                                            FINANCIAL HIGHLIGHTS
================================================================================


FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



       NET ASSET              REALIZED AND   DIVIDENDS  DISTRIBUTIONS                                    RATIO OF
        VALUE,         NET      UNREALIZED   FROM NET     FROM NET     NET ASSET           NET ASSETS    EXPENSES
       BEGINNING   INVESTMENT GAINS (LOSSES) INVESTMENT   REALIZED    VALUE, END  TOTAL      END OF     TO AVERAGE
       OF PERIOD INCOME/(LOSS) ON SECURITIES   INCOME   CAPITAL GAINS OF PERIOD  RETURN+  PERIOD (000)   NET ASSETS
---------------------------------------------------------------------------------------------------------------------

-------------------
MID CAP GROWTH FUND
-------------------
  CLASS I
  2001(1)  $15.84   $(0.08)     $(3.14)       $(0.00)       $(4.54)   $ 8.08   (23.89)%    $195,291        1.26%
  2000(1)   14.27    (0.12)       6.34         (0.00)        (4.65)    15.84    51.90       281,161        1.29
  1999      15.12    (0.14)       1.13         (0.00)        (1.84)    14.27     8.20       319,733        1.32
  1998(2)   15.82    (0.11)       2.52         (0.00)        (3.11)    15.12    16.98       518,080        1.30
  1997(3)   20.83    (0.13)       1.25         (0.00)        (6.13)    15.82     5.58       544,082        1.31
  1996(3)   16.62    (0.16)       5.03         (0.00)        (0.66)    20.83    29.83       650,495        1.29

  CLASS A
  2001(1)  $15.53   $(0.10)     $(3.09)       $(0.00)       $(4.54)   $ 7.80   (24.23)%    $ 28,107        1.50%
  2000(1)   14.10    (0.15)       6.23         (0.00)        (4.65)    15.53    51.48        46,183        1.54
  1999      14.98    (0.19)       1.15         (0.00)        (1.84)    14.10     8.08        50,605        1.57
  1998(2)   15.72    (0.14)       2.51         (0.00)        (3.11)    14.98    16.84        90,183        1.55
  1997(3)   20.71    (0.16)       1.30         (0.00)        (6.13)    15.72     5.78        80,634        1.56
  1996(3)   16.56    (0.16)       4.97         (0.00)        (0.66)    20.71    29.57        66,260        1.54

  CLASS B
  2001(1)  $13.95   $(0.16)     $(2.70)       $(0.00)       $(4.54)   $ 6.55   (24.69)%    $ 11,339        2.21%
  2000(1)   13.14    (0.24)       5.70         (0.00)        (4.65)    13.95    50.40        18,584        2.29
  1999      14.20    (0.28)       1.06         (0.00)        (1.84)    13.14     7.19        16,629        2.32
  1998(2)   15.12    (0.23)       2.42         (0.00)        (3.11)    14.20    16.27        23,780        2.30
  1997(3)   20.28    (0.24)       1.21         (0.00)        (6.13)    15.12     4.94        21,994        2.31
  1996(3)   16.35    (0.23)       4.82         (0.00)        (0.66)    20.28    28.59        15,840        2.29

  CLASS C
  2001(1,4)$15.11   $(0.12)     $(3.81)       $(0.00)       $(4.54)   $ 6.64   (29.86)%      $  142        2.21%

---------------------
SMALL CAP GROWTH FUND
---------------------
  CLASS I
  2001(1)  $14.91   $(0.06)     $(1.93)       $(0.00)       $(1.36)   $11.56   (14.72)%    $304,754        1.27%
  2000(1)   10.14    (0.04)       4.81         (0.00)        (0.00)    14.91    47.04       157,306        1.23
  1999(1)   11.69    (0.03)      (1.41)        (0.00)        (0.11)    10.14   (12.36)       80,145        1.27
  1998(5)   10.00     0.01        1.72         (0.01)        (0.03)    11.69    17.35        54,476        0.98

  CLASS A
  2001(1)  $14.81   $(0.09)     $(1.92)       $(0.00)       $(1.36)   $11.44   (14.97)%    $ 31,327        1.52%
  2000(1)   10.11    (0.07)       4.77         (0.00)        (0.00)    14.81    46.49         2,710        1.48
  1999(1)   11.68    (0.05)      (1.41)        (0.00)        (0.11)    10.11   (12.54)        1,089        1.51
  1998(5)   10.00     0.01        1.71         (0.01)        (0.03)    11.68    17.18           331        1.23

  CLASS B
  2001(1)  $14.58   $(0.18)     $(1.88)       $(0.00)       $(1.36)   $11.16   (15.59)%    $ 13,010        2.22%
  2000(1)   10.01    (0.17)       4.74         (0.00)        (0.00)    14.58    45.65           372        2.19
  1999(1)   11.66    (0.10)      (1.44)        (0.00)        (0.11)    10.01   (13.26)          139        2.23
  1998(5)   10.64    (0.01)       1.03         (0.00)        (0.00)    11.66     9.59             1        1.92

  CLASS C
  2001(1)  $14.57   $(0.18)     $(1.84)       $(0.00)       $(1.36)   $11.19   (15.32)%    $    374        2.22%
  2000(1,5) 16.20    (0.07)      (1.56)        (0.00)        (0.00)    14.57   (10.06)           77        2.19



                             RATIO      RATIO OF NET
            RATIO OF NET  OF EXPENSES INVESTMENT INCOME/
             INVESTMENT   TO AVERAGE  (LOSS) TO AVERAGE
            INCOME/(LOSS)  NET ASSETS     NET ASSETS     PORTFOLIO
             TO AVERAGE   (BEFORE FEE    (BEFORE FEE     TURNOVER
             NET ASSETS     WAIVERS)       WAIVERS)        RATE
--------------------------------------------------------------------

-------------------
MID CAP GROWTH FUND
-------------------
  CLASS I
  2001(1)       (0.64)%         1.31%        (0.69)%        191%
  2000(1)       (0.75)          1.29         (0.75)         110
  1999          (0.75)          1.32         (0.75)         100
  1998(2)       (0.77)          1.30         (0.77)          38
  1997(3)       (0.80)          1.31         (0.80)          38
  1996(3)       (0.68)          1.29         (0.68)          49

  CLASS A
  2001(1)       (0.88)%         1.55%        (0.93)%        191%
  2000(1)       (1.00)          1.54         (1.00)         110
  1999          (1.00)          1.57         (1.00)         100
  1998(2)       (1.02)          1.551        (1.02)          38
  1997(3)       (1.05)          1.56         (1.05)          38
  1996(3)       (0.94)          1.54         (0.94)          49

  CLASS B
  2001(1)       (1.59)%         2.21%        (1.59)%        191%
  2000(1)       (1.75)          2.29         (1.75)         110
  1999          (1.75)          2.32         (1.75)         100
  1998(2)       (1.77)          2.30         (1.77)          38
  1997(3)       (1.80)          2.31         (1.80)          38
  1996(3)       (1.70)          2.29         (1.70)          49

  CLASS C
  2001(1,4)     (1.59)%         2.21%        (1.59)%        191%

---------------------
SMALL CAP GROWTH FUND
---------------------
  CLASS I
  2001(1)       (0.44)%         1.32%        (0.49)%        174%
  2000(1)       (0.28)          1.29         (0.34)         155
  1999(1)       (0.27)          1.27         (0.27)         159
  1998(5)        0.14           1.09          0.03           31

  CLASS A
  2001(1)       (0.69)%         1.57%          (0.74)%      174%
  2000(1)       (0.53)          1.54           (0.59)       155
  1999(1)       (0.51)          1.51           (0.51)       159
  1998(5)       (0.32)          1.34           (0.43)        31

  CLASS B
  2001(1)       (1.39)%         2.22%          (1.39)%      174%
  2000(1)       (1.24)          2.19           (1.24)       155
  1999(1)       (1.23)          2.23           (1.23)       159
  1998(5)       (0.87)          3.06           (2.01)        31

  CLASS C
  2001(1)       (1.39)%         2.22%          (1.39)%      174%
  2000(1,5)     (1.24)          2.19           (1.24)       155

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

(1) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) FOR THE ELEVEN MONTH PERIOD ENDED MAY 31, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(3) FOR THE YEAR ENDED JUNE 30.

(4) MID CAP GROWTH FUND CLASS C COMMENCED OPERATIONS ON JUNE 15, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(5) SMALL CAP GROWTH FUND CLASS I, CLASS A, CLASS B AND CLASS C COMMENCED OPERATIONS ON AUGUST 1, 1997, AUGUST 1, 1997, JANUARY 6, 1998 AND JANUARY 20, 2000, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

                             See Accompanying Notes

FINANCIAL HIGHLIGHTS
================================================================================


FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET              REALIZED AND   DIVIDENDS  DISTRIBUTIONS                                    RATIO OF
           VALUE,         NET      UNREALIZED   FROM NET     FROM NET     NET ASSET           NET ASSETS    EXPENSES
          BEGINNING   INVESTMENT GAINS (LOSSES) INVESTMENT   REALIZED    VALUE, END  TOTAL      END OF     TO AVERAGE
          OF PERIOD INCOME/(LOSS) ON SECURITIES   INCOME   CAPITAL GAINS OF PERIOD  RETURN+  PERIOD (000)   NET ASSETS
------------------------------------------------------------------------------------------------------------------------
--------------------
SMALL CAP VALUE FUND
--------------------
  CLASS I
  2001     $15.15         $0.22       $4.36        $(0.25)   $(0.41)       $19.07     30.89%  $549,218          1.20%
  2000      13.65          0.27        1.45         (0.22)    (0.00)        15.15     12.87    354,347          1.21
  1999      15.72          0.09       (0.78)        (0.05)    (1.33)        13.65     (3.67)   270,382          1.12
  1998      15.15          0.06        2.87         (0.07)    (2.29)        15.72     19.82    284,295          0.98
  1997      13.10          0.09        2.90         (0.09)    (0.85)        15.15     23.61    199,311          0.97

  CLASS A
  2001     $14.77         $0.19       $4.23        $(0.21)   $(0.41)       $18.57     30.55%  $ 12,315          1.45%
  2000      13.31          0.27        1.38         (0.19)    (0.00)        14.77     12.59      9,727          1.46
  1999      15.47          0.06       (0.85)        (0.04)    (1.33)        13.31     (4.38)    11,542          1.38
  1998      14.95          0.01        2.84         (0.04)    (2.29)        15.47     19.51     10,634          1.23
  1997      12.94          0.08        2.83         (0.05)    (0.85)        14.95     23.26      4,929          1.22

  CLASS B
  2001     $14.62         $0.09       $4.16        $(0.12)   $(0.41)       $18.34     29.62%   $ 1,483          2.15%
  2000      13.19          0.14        1.41         (0.12)    (0.00)        14.62     11.87        742          2.17
  1999      15.42         (0.03)      (0.87)        (0.00)    (1.33)        13.19     (5.13)       515          2.08
  1998(1)   15.28          0.00        0.14         (0.00)    (0.00)        15.42      0.92         61          1.92

  CLASS C
  2001     $14.62         $0.11       $4.14        $(0.12)   $(0.41)       $18.34     29.62%    $  361          2.15%
  2000(1)   13.07          0.01        1.54         (0.00)    (0.00)        14.62     11.86         68          2.17
-----------------------
TAX MANAGED EQUITY FUND
-----------------------
  CLASS I
  2001     $14.29         $0.02      $(1.67)       $(0.01)   $(0.03)       $12.60    (11.53)% $220,077          0.97%
  2000      12.13          0.03        2.16         (0.02)    (0.01)        14.29     18.06    257,548          0.95
  1999       9.93          0.05        2.21         (0.05)    (0.01)        12.13     22.82    241,501          0.83
  1998(2)   10.00         (0.00)      (0.07)        (0.00)    (0.00)         9.93     (0.70)   158,867          0.29

  CLASS A
  2001     $14.33        $(0.01)     $(1.67)       $(0.00)   $(0.03)       $12.62    (11.76)% $ 17,645          1.22%
  2000      12.16          0.00        2.18         (0.00)    (0.01)        14.33     18.01     17,372          1.20
  1999       9.93          0.04        2.24         (0.04)    (0.01)        12.16     23.03      7,353          1.09
  1998(2)   10.10         (0.00)      (0.17)        (0.00)    (0.00)         9.93     (1.49)        10          0.54

  CLASS B
  2001     $14.16        $(0.10)     $(1.65)       $(0.00)   $(0.03)       $12.38    (12.39)% $ 10,771          1.92%
  2000      12.12         (0.07)       2.12         (0.00)    (0.01)        14.16     16.95     11,135          1.91
  1999       9.93         (0.02)       2.23         (0.01)    (0.01)        12.12     22.31      5,377          1.79
  1998(2)   10.21         (0.00)      (0.28)        (0.00)    (0.00)         9.93     (2.84)        85          1.23

  CLASS C
  2001     $14.16        $(0.12)     $(1.66)       $(0.00)   $(0.03)       $12.35    (12.60)% $    880          1.92%
  2000(2)   14.01         (0.03)       0.18         (0.00)    (0.00)        14.16      1.07        453          1.91



                           RATIO      RATIO OF NET
          RATIO OF NET  OF EXPENSES INVESTMENT INCOME/
           INVESTMENT   TO AVERAGE  (LOSS) TO AVERAGE
          INCOME/(LOSS)  NET ASSETS     NET ASSETS     PORTFOLIO
           TO AVERAGE   (BEFORE FEE    (BEFORE FEE     TURNOVER
           NET ASSETS     WAIVERS)       WAIVERS)        RATE
------------------------------------------------------------------
--------------------
SMALL CAP VALUE FUND
--------------------
  CLASS I
  2001        1.35%         1.25%        1.30%           128%
  2000        1.97          1.27         1.91            120
  1999        0.70          1.12         0.70             79
  1998        0.43          0.98         0.43             89
  1997        0.83          0.97         0.83             64

  CLASS A
  2001        1.10%         1.50%        1.05%           128%
  2000        1.72          1.52         1.66            120
  1999        0.44          1.38         0.44             79
  1998        0.19          1.23         0.19             89
  1997        0.57          1.22         0.51             64

  CLASS B
  2001        0.40%         2.15%        0.40%           128%
  2000        1.01          2.17         1.01            120
  1999       (0.26)         2.08        (0.26)            79
  1998(1)    (0.48)         1.92        (0.48)            89

  CLASS C
  2001        0.40%         2.15%        0.40%           128%
  2000(1)     1.01          2.17         1.01            120
-----------------------
TAX MANAGED EQUITY FUND
-----------------------
  CLASS I
  2001        0.11%         1.02%        0.06%             1%
  2000        0.19          1.01         0.13              3
  1999        0.37          1.01         0.19              5
  1998(2)     0.91          1.02         0.18              0

  CLASS A
  2001       (0.14)%        1.27%       (0.19)%            1%
  2000       (0.06)         1.26        (0.12)             3
  1999        0.11          1.27        (0.07)             5
  1998(2)     0.63          1.24        (0.07)             0

  CLASS B
  2001       (0.84)%        1.92%       (0.84)%            1%
  2000       (0.77)         1.91        (0.77)             3
  1999       (0.59)         1.97        (0.77)             5
  1998(2)     0.43          1.98         1.18              0

  CLASS C
  2001       (0.84)%        1.92%       (0.84)%            1%
  2000(2)    (0.77)         1.91        (0.77)             3

 + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

(1) SMALL CAP VALUE FUND CLASS B AND CLASS C COMMENCED OPERATIONS ON JANUARY 6, 1998 AND JANUARY 27, 2000, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

(2) TAX MANAGED EQUITY FUND CLASS I, CLASS A, CLASS B AND CLASS C COMMENCED OPERATIONS ON APRIL 9, 1998, MAY 11, 1998, MAY 4, 1998 AND JANUARY 10, 2000, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

                             See Accompanying Notes

                                                            FINANCIAL HIGHLIGHTS
================================================================================


FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET              REALIZED AND   DIVIDENDS  DISTRIBUTIONS                                    RATIO OF
           VALUE,         NET      UNREALIZED   FROM NET     FROM NET     NET ASSET           NET ASSETS    EXPENSES
          BEGINNING   INVESTMENT GAINS (LOSSES) INVESTMENT   REALIZED    VALUE, END  TOTAL      END OF     TO AVERAGE
          OF PERIOD INCOME/(LOSS) ON SECURITIES   INCOME   CAPITAL GAINS OF PERIOD  RETURN+  PERIOD (000)   NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
--------------------------
AGGRESSIVE ALLOCATION FUND
--------------------------
  CLASS I
  2001(1)  $10.00      $0.02       $(0.06)      $(0.01)      $(0.00)      $ 9.95    (0.36)%     $ 2,492      0.38%

  CLASS A
  2001(1)  $10.00      $0.02       $(0.06)      $(0.01)      $(0.00)      $ 9.95    (0.38)%     $ 2,500      0.63%

  CLASS B
  2001(1)  $ 9.98      $0.00       $(0.03)      $(0.00)      $(0.00)      $ 9.95    (0.30)%        $  7      1.23%
------------------------
BALANCED ALLOCATION FUND
------------------------
  CLASS I
  2001     $11.68      $0.28      $(0.42)       $(0.27)      $(1.55)      $ 9.72    (1.68)%    $186,724      1.03%
  2000      10.31       0.26        1.35         (0.24)       (0.00)       11.68    15.72        69,517      1.01
  1999(2)   10.00       0.18        0.28         (0.15)       (0.00)       10.31     4.57        85,027      1.06

  CLASS A
  2001     $11.68      $0.29      $(0.46)       $(0.24)      $(1.55)      $ 9.72    (1.92)%    $ 13,592      1.28%
  2000      10.31       0.23        1.35         (0.21)       (0.00)       11.68    15.48         3,965      1.26
  1999(2)    9.74       0.14        0.57         (0.14)       (0.00)       10.31     7.26         1,466      1.31

  CLASS B
  2001     $11.70      $0.21      $(0.46)       $(0.17)      $(1.55)      $ 9.73    (2.67)%    $  5,551      1.98%
  2000      10.33       0.15        1.36         (0.14)       (0.00)       11.70    14.79           691      1.97
  1999(2)    9.82       0.10        0.51         (0.10)       (0.00)       10.33     6.07           385      2.02

  CLASS C
  2001     $11.70      $0.21      $(0.46)       $(0.18)      $(1.55)      $ 9.72    (2.70)%    $     22      1.98%
  2000(2)   11.88       0.02       (0.20)        (0.00)       (0.00)       11.70    (1.52)            3      1.97
----------------------------
CONSERVATIVE ALLOCATION FUND
----------------------------
  CLASS I
  2001(3)  $10.00      $0.07      $ 0.02        $(0.05)      $(0.00)      $10.04     0.94%     $  2,523      0.37%

  CLASS A
  2001(3)  $10.00      $0.07      $ 0.02        $(0.05)      $(0.00)      $10.04     0.90%     $  2,522      0.62%

  CLASS C
  2001(3)  $10.14      $0.00      $(0.10)       $(0.00)      $(0.00)      $10.04    (0.99)%    $     55      1.22%
----------
BOND FUND*
----------
  CLASS I
  2001     $ 9.37      $0.62      $ 0.34        $(0.62)      $(0.00)      $ 9.71    10.50%     $842,906      0.72%
  2000       9.93       0.59       (0.56)        (0.59)       (0.00)        9.37     0.35       294,308      0.87
  1999      10.25       0.57       (0.30)        (0.57)       (0.02)        9.93     2.70       366,230      0.94
  1998(4)    9.93       0.57        0.32         (0.57)       (0.00)       10.25     9.15       481,998      0.94
  1997(5)    9.76       0.60        0.17         (0.60)       (0.00)        9.93     8.20       492,102      0.94
  1996(5)    9.92       0.60       (0.16)        (0.60)       (0.00)        9.76     4.49       549,336      0.94

  CLASS A
  2001     $ 9.40      $0.59      $ 0.34        $(0.60)      $(0.00)      $ 9.73    10.26%     $  8,944      0.97%
  2000       9.95       0.57       (0.55)        (0.57)       (0.00)        9.40     0.05        10,237      1.12
  1999      10.27       0.53       (0.29)        (0.54)       (0.02)        9.95     2.55        11,916      1.19
  1998(4)    9.95       0.53        0.33         (0.54)       (0.00)       10.27     8.83        16,669      1.19
  1997(5)    9.78       0.58        0.17         (0.58)       (0.00)        9.95     7.92        19,760      1.19
  1996(5)    9.94       0.59       (0.16)        (0.59)       (0.00)        9.78     4.27        20,175      1.19

  CLASS B
  2001     $ 9.38      $0.54      $ 0.33        $(0.53)      $(0.00)      $ 9.72     9.46%     $  2,317      1.67%
  2000       9.93       0.50       (0.56)        (0.49)       (0.00)        9.38    (0.58)        2,373      1.87
  1999      10.25       0.47       (0.30)        (0.47)       (0.02)        9.93     1.66         4,548      1.94
  1998(4)    9.93       0.47        0.33         (0.48)       (0.00)       10.25     8.18         6,423      1.94
  1997(5)    9.75       0.51        0.16         (0.49)       (0.00)        9.93     7.09         5,967      1.94
  1996(5)    9.92       0.51       (0.17)        (0.51)       (0.00)        9.75     3.46         4,426      1.94

  CLASS C
  2001(6)  $ 9.48      $0.52      $ 0.23        $(0.52)      $(0.00)      $ 9.71     8.06%     $     62      1.67%



                            RATIO      RATIO OF NET
           RATIO OF NET  OF EXPENSES INVESTMENT INCOME/
            INVESTMENT   TO AVERAGE  (LOSS) TO AVERAGE
           INCOME/(LOSS)  NET ASSETS     NET ASSETS     PORTFOLIO
            TO AVERAGE   (BEFORE FEE    (BEFORE FEE     TURNOVER
            NET ASSETS     WAIVERS)       WAIVERS)        RATE
------------------------------------------------------------------
--------------------------
AGGRESSIVE ALLOCATION FUND
--------------------------
  CLASS I
  2001(1)    1.10%        0.76%          0.72%            5%

  CLASS A
  2001(1)    0.85%        1.01%          0.47%            5%

  CLASS B
  2001(1)    0.25%        1.56%         (0.08)%           5%
------------------------
BALANCED ALLOCATION FUND
------------------------
  CLASS I
  2001       2.31%        1.08%          2.26%          161%
  2000       2.20         1.07           2.14           182
  1999(2)    2.25         1.06           2.25           116

  CLASS A
  2001       2.06%        1.33%          2.00%          161%
  2000       1.95         1.32           1.89           182
  1999(2)    2.50         1.31           2.50           116

  CLASS B
  2001       1.69%        1.98%          1.69%          161%
  2000       1.24         1.97           1.24           182
  1999(2)    1.29         2.02           1.29           116

  CLASS C
  2001       1.69%        1.98%          1.69%          161%
  2000(2)    1.24         1.97           1.24           182
----------------------------
CONSERVATIVE ALLOCATION FUND
----------------------------
  CLASS I
  2001(3)    3.20%        0.75%          2.82%            5%

  CLASS A
  2001(3)    2.95%        1.00%          2.57%            5%

  CLASS C
  2001(3)    2.35%        1.55%          2.00%            5%
----------
BOND FUND*
----------
  CLASS I
  2001       6.39%        0.77%          6.34%           73%
  2000       6.14         0.89           6.12           155
  1999       5.53         1.03           5.44           269
  1998(4)    6.06         1.04           5.96           546
  1997(5)    6.13         1.03           6.04           827
  1996(5)    5.96         1.03           5.87         1,189

  CLASS A
  2001       6.14%        1.02%          6.09%           73%
  2000       5.89         1.14           5.87           155
  1999       5.29         1.28           5.20           269
  1998(4)    5.81         1.28           5.72           546
  1997(5)    5.88         1.28           5.79           827
  1996(5)    5.71         1.28           5.62         1,189

  CLASS B
  2001       5.44%        1.67%          5.44%           73%
  2000       5.14         1.89           5.12           155
  1999       4.53         2.03           4.44           269
  1998(4)    5.07         2.03           4.98           546
  1997(5)    5.15         2.03           5.06           827
  1996(5)    4.97         2.03           4.88         1,189

  CLASS C
  2001(6)    5.44%        1.67%          5.44%           73%

* EFFECTIVE JUNE 9, 2000, THE PARKSTONE BOND FUND WAS MERGED INTO THE ARMADA BOND FUND. THE FINANCIAL HIGHLIGHTS FOR THE PERIODS PRIOR TO JUNE 9, 2000 REFLECT THE PERFORMANCE HISTORY OF THE PARKSTONE BOND FUND. THE NET ASSET VALUES AT THE BEGINNING OF EACH PERIOD AND THE CHANGES IN NET ASSET VALUES, INCLUDING THE NET ASSET VALUES AT THE END OF EACH PERIOD LISTED HAVE BEEN RESTATED TO REFLECT THE CONVERSION RATIOS OF .9799154 FOR CLASS I, .9725738 FOR CLASS A AND .9756871 FOR CLASS B ON THE DATE OF REORGANIZATION.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

(1) THE AGGRESSIVE ALLOCATION FUND CLASS I, CLASS A AND CLASS B COMMENCED OPERATIONS ON MARCH 6, 2001, MARCH 6, 2001 AND MAY 8, 2001, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

(2) THE BALANCED ALLOCATION FUND CLASS I, CLASS A, CLASS B AND CLASS C COMMENCED OPERATIONS ON JULY 10, 1998, JULY 31, 1998, NOVEMBER 11, 1998 AND APRIL 20, 2000, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

(3) THE CONSERVATIVE ALLOCATION FUND CLASS I, CLASS A AND CLASS C COMMENCED OPERATIONS ON MARCH 6, 2001, MARCH 6, 2001 AND MAY 23, 2001, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

(4) FOR THE ELEVEN MONTH PERIOD ENDED MAY 31, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(5) FOR THE YEAR ENDED JUNE 30.

(6) THE BOND FUND CLASS C COMMENCED OPERATIONS ON JUNE 12, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.


                             See Accompanying Notes

                                                            FINANCIAL HIGHLIGHTS
================================================================================


FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



           NET ASSET              REALIZED AND   DIVIDENDS  DISTRIBUTIONS                                    RATIO OF
            VALUE,         NET      UNREALIZED   FROM NET     FROM NET     NET ASSET           NET ASSETS    EXPENSES
           BEGINNING   INVESTMENT GAINS (LOSSES) INVESTMENT   REALIZED    VALUE, END  TOTAL      END OF     TO AVERAGE
           OF PERIOD     INCOME   ON SECURITIES   INCOME   CAPITAL GAINS   OF PERIOD RETURN+  PERIOD (000)   NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
---------
GNMA FUND
---------
  CLASS I
  2001     $ 9.74        $0.63       $0.46         $(0.62)   $(0.00)        $10.21   11.45%       $133,658      0.80%
  2000      10.10         0.59       (0.36)         (0.59)    (0.00)          9.74    2.48         119,653      0.80
  1999      10.36         0.61       (0.20)         (0.60)    (0.07)         10.10    4.02          96,808      0.78
  1998      10.15         0.61        0.31          (0.61)    (0.10)         10.36    9.17          83,624      0.84
  1997(1)   10.03         0.65        0.22          (0.65)    (0.10)4        10.15    9.03          64,501      0.86

  CLASS A
  2001     $ 9.75        $0.60       $0.47         $(0.59)   $(0.00)        $10.23   11.27%        $ 1,113      1.05%
  2000      10.10         0.57       (0.35)         (0.57)    (0.00)          9.75    2.33           1,231      1.05
  1999      10.36         0.59       (0.20)         (0.58)    (0.07)         10.10    3.77           1,497      1.03
  1998      10.15         0.58        0.31          (0.58)    (0.10)         10.36    8.90             549      1.09
  1997(2)   10.02         0.45        0.23          (0.45)    (0.10)4        10.15    7.06             128      1.12

  CLASS B
  2001     $ 9.75        $0.53       $0.47         $(0.52)   $(0.00)        $10.23   10.50%         $  208      1.75%
  2000(2)    9.76         0.40       (0.01)         (0.40)    (0.00)          9.75    4.07             161      1.76

  CLASS C
  2001     $ 9.75        $0.53       $0.46         $(0.52)   $(0.00)        $10.22   10.39%          $  60      1.75%
  2000(2)    9.72         0.18        0.03          (0.18)    (0.00)          9.75    2.16              84      1.76

----------------------
INTERMEDIATE BOND FUND
----------------------
  CLASS I
  2001     $ 9.90        $0.64       $0.34         $(0.64)   $(0.00)        $10.24   10.16%       $345,059      0.59%
  2000      10.39         0.64       (0.48)         (0.64)    (0.01)          9.90    1.50         294,998      0.58
  1999      10.59         0.56       (0.14)         (0.56)    (0.06)         10.39    3.98         313,368      0.61
  1998      10.37         0.60        0.22          (0.60)    (0.00)         10.59    8.09         166,710      0.65
  1997      10.30         0.60        0.07          (0.60)    (0.00)         10.37    6.63         121,271      0.70

  CLASS A
  2001     $ 9.92        $0.62       $0.34         $(0.62)   $(0.00)        $10.26    9.88%        $ 8,172      0.84%
  2000      10.41         0.61       (0.48)         (0.61)    (0.01)          9.92    1.25           3,874      0.83
  1999      10.63         0.54       (0.16)         (0.54)    (0.06)         10.41    3.54           5,129      0.86
  1998      10.42         0.58        0.21          (0.58)    (0.00)         10.63    7.71           3,288      0.91
  1997      10.35         0.57        0.07          (0.57)    (0.00)         10.42    6.36           3,720      0.96

  CLASS B
  2001     $ 9.93        $0.56       $0.31         $(0.54)   $(0.00)        $10.26    9.00%        $ 1,392      1.54%
  2000      10.41         0.54       (0.47)         (0.54)    (0.01)          9.93    0.64             733      1.54
  1999      10.63         0.45       (0.15)         (0.46)    (0.06)         10.41    2.83             709      1.57
  1998(3)   10.70         0.20       (0.07)         (0.20)    (0.00)         10.63    1.24               2      1.60

  CLASS C
  2001     $ 9.93        $0.55       $0.35         $(0.55)   $(0.00)        $10.28    9.22%         $  180      1.54%
  2000(3)    9.91        (0.00)       0.02          (0.00)    (0.00)          9.93    0.22             191      1.54


                            RATIO
           RATIO OF NET  OF EXPENSES     INVESTMENT
            INVESTMENT   TO AVERAGE  INCOME TO AVERAGE
              INCOME     NET ASSETS     NET ASSETS     PORTFOLIO
            TO AVERAGE   (BEFORE FEE    (BEFORE FEE     TURNOVER
            NET ASSETS     WAIVERS)       WAIVERS)        RATE
-----------------------------------------------------------------
---------
GNMA FUND
---------
  CLASS I
  2001         6.19%     0.85%              6.14%          47%
  2000         6.04      0.86               5.98           79
  1999         5.92      0.78               5.92           85
  1998         5.83      0.84               5.83          291
  1997(1)      6.45      1.01               6.30           57

  CLASS A
  2001         5.94%     1.10%              5.89%          47%
  2000         5.79      1.11               5.73           79
  1999         5.67      1.03               5.67           85
  1998         5.54      1.09               5.54          291
  1997(2)      6.17      1.12               6.17           57

  CLASS B
  2001         5.24%     1.75%              5.24%          47%
  2000(2)      5.08      1.76               5.08           79

  CLASS C
  2001         5.24%     1.75%              5.24%          47%
  2000(2)      5.08      1.76               5.08           79

----------------------
INTERMEDIATE BOND FUND
----------------------
  CLASS I
  2001         6.34%     0.79%              6.14%         133%
  2000         6.22      0.79               6.01          201
  1999         5.21      0.75               5.07          256
  1998         5.71      0.80               5.56          160
  1997         5.76      0.79               5.66          217

  CLASS A
  2001         6.09%     1.04%              5.89%         133%
  2000         5.97      1.04               5.76          201
  1999         4.96      1.00               4.82          256
  1998         5.48      1.06               5.33          160
  1997         5.52      1.05               5.44          217

  CLASS B
  2001         5.39%     1.69%              5.24%         133%
  2000         5.26      1.69               5.11          201
  1999         4.25      1.71               4.11          256
  1998(3)      3.38      1.49               3.49          160

  CLASS C
  2001         5.39%     1.69%              5.24%         133%
  2000(3)      5.26      1.69               5.11          201

 + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED, UNLESS OTHERWISE INDICATED. TOTAL RETURN EXCLUDES SALES CHARGE.

(1) ACTIVITY FOR THE PERIOD PRESENTED IN THE GNMA FUND CLASS I INCLUDES THAT OF THE PREDECESSOR FUND THROUGH SEPTEMBER 6, 1996.

(2) GNMA FUND CLASS A, CLASS B AND CLASS C COMMENCED OPERATIONS ON SEPTEMBER 11, 1996, AUGUST 11, 1999 AND JANUARY 27, 2000, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

(3) INTERMEDIATE BOND FUND CLASS B AND CLASS C COMMENCED OPERATIONS ON JANUARY 6, 1998 AND MAY 30, 2000, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

(4) INCLUDES DISTRIBUTIONS IN EXCESS OF NET REALIZED CAPITAL GAINS OF $(0.09) AND $(0.09) FOR CLASS I AND CLASS A, RESPECTIVELY, OF THE GNMA FUND.


                             See Accompanying Notes

                                                            FINANCIAL HIGHLIGHTS
================================================================================


FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



           NET ASSET              REALIZED AND   DIVIDENDS  DISTRIBUTIONS                                    RATIO OF
            VALUE,         NET      UNREALIZED   FROM NET     FROM NET     NET ASSET           NET ASSETS    EXPENSES
           BEGINNING   INVESTMENT GAINS (LOSSES) INVESTMENT   REALIZED    VALUE, END  TOTAL      END OF     TO AVERAGE
           OF PERIOD INCOME/(LOSS) ON SECURITIES   INCOME   CAPITAL GAINS OF PERIOD  RETURN+  PERIOD (000)   NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
--------------------------
LIMITED MATURITY BOND FUND
--------------------------
  CLASS I
  2001     $ 9.70       $ 0.60       $0.17         $(0.60)   $(0.00)        $ 9.87    8.21%    $190,243      0.55%
  2000       9.96         0.57       (0.26)         (0.57)    (0.00)          9.70    3.22       93,652      0.54
  1999      10.06         0.56       (0.05)         (0.56)    (0.05)          9.96    5.14       72,291      0.43
  1998       9.99         0.57        0.08          (0.57)    (0.01)         10.06    6.68       71,888      0.33
  1997      10.01         0.58        0.01          (0.58)    (0.03)          9.99    6.02       61,031      0.21

  CLASS A
  2001     $ 9.74       $ 0.60       $0.16         $(0.60)   $(0.00)        $ 9.90    7.99%     $ 5,022      0.65%
  2000       9.99         0.56       (0.24)         (0.57)    (0.00)          9.74    3.47          873      0.64
  1999      10.08         0.56       (0.05)         (0.55)    (0.05)          9.99    4.94          550      0.53
  1998      10.00         0.57        0.09          (0.57)    (0.01)         10.08    6.68          559      0.41
  1997      10.02         0.57        0.01          (0.57)    (0.03)         10.00    5.91        2,051      0.31

  CLASS B
  2001     $ 9.73       $ 0.51       $0.17         $(0.51)   $(0.00)        $ 9.90    7.16%      $  742      1.53%
  2000(1)    9.90         0.39       (0.17)         (0.39)    (0.00)          9.73    2.22          180      1.54

  CLASS C
  2001     $ 9.73       $ 0.51       $0.16         $(0.51)   $(0.00)        $ 9.89    7.06%       $  64      1.53%
  2000(1)    9.85         0.18       (0.12)         (0.18)    (0.00)          9.73    0.56           18      1.54
---------------------------
TOTAL RETURN ADVANTAGE FUND
---------------------------
  CLASS I
  2001     $ 9.48       $ 0.59       $0.54         $(0.59)   $(0.00)        $10.02   12.04%    $355,344      0.51%
  2000       9.99         0.60       (0.45)         (0.60)    (0.06)          9.48    1.78      331,026      0.48
  1999      10.25         0.58       (0.22)         (0.58)    (0.04)          9.99    3.54      328,417      0.45
  1998       9.89         0.64        0.36          (0.64)    (0.00)         10.25   10.35      296,075      0.31
  1997       9.88         0.67        0.15          (0.67)    (0.14)4         9.89    8.51      259,228      0.16

  CLASS A
  2001     $ 9.47       $ 0.55       $0.56         $(0.56)   $(0.00)        $10.02   12.00%     $ 1,183      0.76%
  2000       9.98         0.57       (0.44)         (0.58)3   (0.06)          9.47    1.41        5,035      0.73
  1999      10.25         0.56       (0.23)         (0.56)    (0.04)          9.98    3.18        4,686      0.69
  1998       9.89         0.61        0.36          (0.61)    (0.00)         10.25   10.08          640      0.54
  1997       9.87         0.64        0.16          (0.64)    (0.14)4         9.89    8.35        2,186      0.41

  CLASS B
  2001     $ 9.50       $ 0.48       $0.56         $(0.49)   $(0.00)        $10.05    11.18%     $  147      1.49%
  2000(2)    9.73         0.39       (0.19)         (0.37)    (0.06)          9.50     2.17           1      1.47

  CLASS C
  2001(2)  $ 9.73       $ 0.32       $0.31         $(0.32)   $(0.00)        $10.04     6.54%      $  20      1.49%


                             RATIO      RATIO OF NET
            RATIO OF NET  OF EXPENSES INVESTMENT INCOME/
             INVESTMENT   TO AVERAGE  (LOSS) TO AVERAGE
            INCOME/(LOSS)  NET ASSETS     NET ASSETS     PORTFOLIO
             TO AVERAGE   (BEFORE FEE    (BEFORE FEE     TURNOVER
             NET ASSETS     WAIVERS)       WAIVERS)        RATE
-------------------------------------------------------------------
--------------------------
LIMITED MATURITY BOND FUND
--------------------------
  CLASS I
  2001            5.98%         0.73%           5.80%        87%
  2000            5.84          0.74            5.64         90
  1999            5.49          0.65            5.27        190
  1998            5.69          0.69            5.33        135
  1997            5.74          0.66            5.29        225

  CLASS A
  2001            5.88%         0.83%           5.70%        87%
  2000            5.74          0.84            5.54         90
  1999            5.39          0.75            5.17        190
  1998            5.65          0.80            5.26        135
  1997            5.63          0.75            5.18        225

  CLASS B
  2001            5.00%         1.63%           4.90%        87%
  2000(1)         4.84          1.64            4.74         90

  CLASS C
  2001            5.00%         1.63%           4.90%        87%
  2000(1)         4.84          1.64            4.74         90
---------------------------
TOTAL RETURN ADVANTAGE FUND
---------------------------
  CLASS I
  2001            5.95%         0.79%           5.67%       182%
  2000            6.17          0.77            5.88        121
  1999            5.72          0.65            5.52        142
  1998            6.29          0.72            5.88        170
  1997            6.70          0.71            6.15        169

  CLASS A
  2001            5.70%         1.04%           5.42%       182%
  2000            5.92          1.02            5.63        121
  1999            5.48          0.89            5.28        142
  1998            6.14          0.97            5.71        170
  1997            6.46          0.96            5.91        169

  CLASS B
  2001            4.97%         1.69%           4.77%       182%
  2000(2)         5.18          1.67            4.98        121

  CLASS C
  2001(2)         4.97%         1.69%           4.77%       182%

 + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

(1) LIMITED MATURITY BOND FUND CLASS B AND CLASS C COMMENCED OPERATIONS ON AUGUST 11, 1999 AND JANUARY 27, 2000, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

(2) TOTAL RETURN ADVANTAGE FUND CLASS B AND CLASS C COMMENCED OPERATIONS ON SEPTEMBER 29, 1999 AND OCTOBER 3, 2000, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

(3) INCLUDES DISTRIBUTION IN EXCESS OF NET INVESTMENT INCOME OF $(0.01) FOR CLASS A OF THE TOTAL RETURN ADVANTAGE FUND.

(4) INCLUDES DISTRIBUTION IN EXCESS OF NET REALIZED CAPITAL GAINS OF $(0.14) AND $(0.14) FOR CLASS I AND CLASS A, RESPECTIVELY, OF THE TOTAL RETURN ADVANTAGE FUND.


                             See Accompanying Notes

FINANCIAL HIGHLIGHTS
================================================================================


FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET              REALIZED AND   DIVIDENDS  DISTRIBUTIONS                                    RATIO OF
            VALUE,         NET      UNREALIZED   FROM NET     FROM NET    NET ASSET           NET ASSETS    EXPENSES
          BEGINNING   INVESTMENT GAINS (LOSSES) INVESTMENT   REALIZED    VALUE, END  TOTAL      END OF     TO AVERAGE
          OF PERIOD INCOME/(LOSS) ON SECURITIES   INCOME   CAPITAL GAINS OF PERIOD  RETURN+  PERIOD (000)   NET ASSETS
------------------------------------------------------------------------------------------------------------------------
---------------------------
U.S. GOVERNMENT INCOME FUND
---------------------------
  CLASS I
  2001     $ 8.77      $0.57          $0.45     $(0.57)       $(0.00)      $ 9.22    11.95%     $155,683      0.79%
  2000       9.13       0.56          (0.36)     (0.56)        (0.00)        8.77     2.26       134,250      0.83
  1999       9.27       0.57          (0.14)     (0.57)        (0.00)        9.13     4.73       150,113      0.75
  1998(1)    9.15       0.63           0.08      (0.59)4       (0.00)        9.27     8.04       161,567      0.75
  1997(2)    9.25       0.72          (0.10)     (0.72)5       (0.00)        9.15     6.91       148,854      0.77
  1996(2)    9.42       0.75          (0.17)     (0.75)6       (0.00)        9.25     6.34       130,615      0.76

  CLASS A
  2001     $ 8.77      $0.55          $0.45     $(0.55)       $(0.00)      $ 9.22    11.66%     $ 13,863      1.03%
  2000       9.13       0.54          (0.37)     (0.53)        (0.00)        8.77     1.96        20,790      1.08
  1999       9.27       0.55          (0.14)     (0.55)        (0.00)        9.13     4.46        38,190      1.00
  1998(1)    9.15       0.61           0.08      (0.57)4       (0.00)        9.27     7.80        54,710      1.00
  1997(2)    9.25       0.70          (0.10)     (0.70)5       (0.00)        9.15     6.86        58,589      1.02
  1996(2)    9.42       0.73          (0.17)     (0.73)6       (0.00)        9.25     5.97        52,250      1.01

  CLASS B
  2001     $ 8.74      $0.49          $0.44     $(0.48)       $(0.00)      $ 9.19    10.90%     $  7,160      1.74%
  2000       9.11       0.48          (0.38)     (0.47)        (0.00)        8.74     1.10         9,192      1.83
  1999       9.24       0.47          (0.13)     (0.47)        (0.00)        9.11     3.76        16,373      1.75
  1998(1)    9.13       0.55           0.07      (0.51)4       (0.00)        9.24     6.98        23,739      1.75
  1997(2)    9.21       0.63          (0.09)     (0.62)5       (0.00)        9.13     6.06        23,448      1.77
  1996(2)    9.39       0.66          (0.18)     (0.66)6       (0.00)        9.21     5.22        19,556      1.76

  CLASS C
  2001(3)  $ 8.83      $0.45          $0.37     $(0.45)       $(0.00)      $ 9.20     9.51%     $    113      1.74%
----------------------------
MICHIGAN MUNICIPAL BOND FUND
----------------------------
  CLASS I
  2001     $10.38      $0.50          $0.56     $(0.50)       $(0.00)      $10.94    10.36%     $148,726      0.60%
  2000      10.91       0.47          (0.52)     (0.47)        (0.01)       10.38    (0.42)      156,734      0.81
  1999      11.06       0.47          (0.08)     (0.47)        (0.07)       10.91     3.54       192,536      0.76
  1998(1)   10.89       0.44           0.23      (0.47)        (0.03)       11.06     6.30       206,246      0.74
  1997(2)   10.77       0.51           0.14      (0.49)        (0.04)       10.89     6.11       194,950      0.76
  1996(2)   10.76       0.50           0.04      (0.50)        (0.03)       10.77     5.12       185,191      1.77

  CLASS A
  2001     $10.38      $0.49          $0.55     $(0.49)       $(0.00)      $10.93    10.13%     $ 13,816      0.70%
  2000      10.91       0.45          (0.53)     (0.44)        (0.01)       10.38    (0.68)       14,799      1.06
  1999      11.06       0.44          (0.08)     (0.44)        (0.07)       10.91     3.38        28,305      1.01
  1998(1)   10.89       0.42           0.23      (0.45)        (0.03)       11.06     5.96        38,536      0.99
  1997(2)   10.76       0.49           0.14      (0.46)        (0.04)       10.89     5.89        38,302      1.01
  1996(2)   10.75       0.47           0.04      (0.47)        (0.03)       10.76     4.87        36,681      1.02

  CLASS B
  2001     $10.39      $0.40          $0.56     $(0.40)       $(0.00)      $10.95     9.31%     $  1,937      1.55%
  2000      10.92       0.37          (0.53)     (0.36)        (0.01)       10.39    (1.41)        1,881      1.81
  1999      11.07       0.36          (0.08)     (0.36)        (0.07)       10.92     2.52         3,217      1.76
  1998(1)   10.90       0.34           0.23      (0.37)        (0.03)       11.07     5.32         3,983      1.74
  1997(2)   10.76       0.41           0.13      (0.36)        (0.04)       10.90     5.05         3,503      1.76
  1996(2)   10.75       0.40           0.04      (0.40)        (0.03)       10.76     4.13         3,565      1.77


                            RATIO      RATIO OF NET
           RATIO OF NET  OF EXPENSES INVESTMENT INCOME/
            INVESTMENT   TO AVERAGE  (LOSS) TO AVERAGE
           INCOME/(LOSS)  NET ASSETS     NET ASSETS     PORTFOLIO
            TO AVERAGE   (BEFORE FEE    (BEFORE FEE     TURNOVER
            NET ASSETS     WAIVERS)       WAIVERS)        RATE
-------------------------------------------------------------------
---------------------------
U.S. GOVERNMENT INCOME FUND
---------------------------
  CLASS I
  2001         6.27%       0.84%         6.22%          78%
  2000         6.28        0.94          6.17           74
  1999         6.15        1.09          5.81           53
  1998(1)      7.44        1.09          7.10          279
  1997(2)      7.90        1.11          7.56          500
  1996(2)      7.94        1.10          7.60          348

  CLASS A
  2001         6.03%       1.08%         5.98%          78%
  2000         6.03        1.19          5.92           74
  1999         5.92        1.34          5.58           53
  1998(1)      7.20        1.34          6.862          79
  1997(2)      7.64        1.36          7.30          500
  1996(2)      7.70        1.35          7.36          348

  CLASS B
  2001         5.32%       1.74%         5.32%          78%
  2000         5.28        1.94          5.17           74
  1999         5.15        2.09          4.81           53
  1998(1)      6.45        2.09          6.11          279
  1997(2)      6.89        2.11          6.55          500
  1996(2)      6.92        2.10          6.58          348

  CLASS C
  2001(3)      5.32%       1.74%         5.32%          78%
----------------------------
MICHIGAN MUNICIPAL BOND FUND
----------------------------
  CLASS I
  2001         4.62%       0.80%         4.42%          16%
  2000         4.46        0.91          4.36           10
  1999         4.21        1.05          3.92            7
  1998(1)      4.34        1.03          4.05           26
  1997(2)      4.73        1.05          4.44           28
  1996(2)      4.57        1.06          4.28           28

  CLASS A
  2001         4.52%       0.90%         4.32%          16%
  2000         4.21        1.16          4.11           10
  1999         3.96        1.29          3.68            7
  1998(1)      4.09        1.28          3.80           26
  1997(2)      4.48        1.30          4.19           28
  1996(2)      4.32        1.31          4.03           28

  CLASS B
  2001         3.67%       1.70%         3.52%          16%
  2000         3.46        1.91          3.36           10
  1999         3.21        2.05          2.92           7
  1998(1)      3.34        2.03          3.05           26
  1997(2)      3.73        2.05          3.44           28
  1996(2)      3.57        2.06          3.28           28

 + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN EXCLUDES SALES CHARGE.

(1) FOR THE ELEVEN MONTH PERIOD ENDED MAY 31, 1998. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(2) FOR THE YEAR ENDED JUNE 30.

(3) U.S. GOVERNMENT INCOME FUND CLASS C COMMENCED OPERATIONS ON JUNE 21, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. (4)INCLUDES A TAX RETURN OF CAPITAL OF $(0.04), $(0.04) AND $(0.04) FOR CLASS I, CLASS A, AND CLASS B, RESPECTIVELY, OF THE U.S. GOVERNMENT INCOME FUND.

(5) INCLUDES A TAX RETURN OF CAPITAL OF $(0.11), $(0.11) AND $(0.10) FOR CLASS I, CLASS A, AND CLASS B, RESPECTIVELY, OF THE U.S. GOVERNMENT INCOME FUND.

(6) INCLUDES A TAX RETURN OF CAPITAL OF $(0.08), $(0.08) AND $(0.07) FOR CLASS I, CLASS A, AND CLASS B, RESPECTIVELY, OF THE U.S. GOVERNMENT INCOME FUND.

                             See Accompanying Notes

                                                            FINANCIAL HIGHLIGHTS
================================================================================


FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



           NET ASSET              REALIZED AND   DIVIDENDS  DISTRIBUTIONS                                    RATIO OF
             VALUE,         NET      UNREALIZED   FROM NET     FROM NET     NET ASSET           NET ASSETS    EXPENSES
           BEGINNING   INVESTMENT GAINS (LOSSES) INVESTMENT   REALIZED    VALUE, END  TOTAL      END OF     TO AVERAGE
           OF PERIOD      INCOME   ON SECURITIES   INCOME   CAPITAL GAINS OF PERIOD  RETURN+  PERIOD (000)   NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
-----------------------------
NATIONAL TAX EXEMPT BOND FUND
-----------------------------
  CLASS I
  2001     $ 9.50          $0.43       $0.51       $(0.43)      $(0.00)      $10.01    10.07%   $162,015         0.60%
  2000       9.96           0.42       (0.45)       (0.42)       (0.01)        9.50    (0.24)     95,634         0.54
  1999      10.03           0.45       (0.04)       (0.45)       (0.03)        9.96     4.07     100,638         0.36
  1998(1)   10.00           0.07        0.03        (0.07)       (0.00)       10.03     0.97      80,259         0.33

  CLASS A
  2001     $ 9.54          $0.42       $0.51       $(0.42)      $(0.00)      $10.05     9.94%    $ 6,644         0.70%
  2000       9.97           0.41       (0.42)       (0.41)       (0.01)        9.54    (0.02)      4,009         0.64
  1999(1)   10.04           0.41       (0.04)       (0.41)       (0.03)        9.97     3.67       4,205         0.46

  CLASS B
  2001     $ 9.50          $0.35       $0.50       $(0.35)      $(0.00)      $10.00     9.09%      $ 500         1.40%
  2000       9.96           0.34       (0.45)       (0.34)       (0.01)        9.50    (1.05)        224         1.35
  1999(1)   10.23           0.13       (0.26)       (0.14)       (0.00)        9.96    (1.22)        275         1.17

  CLASS C
  2001++   $ 9.50          $0.27       $0.51       $(0.27)      $(0.00)      $10.01     8.30%       $ 82         1.55%
  2000(1)    9.52           0.03       (0.02)       (0.03)       (0.00)        9.50     0.09          --         1.50
-------------------------
OHIO TAX EXEMPT BOND FUND
-------------------------
  CLASS I
  2001     $10.49          $0.48       $0.55       $(0.48)      $(0.00)      $11.04    10.00%   $156,655         0.56%
  2000      11.03           0.48       (0.53)       (0.48)       (0.01)       10.49    (0.40)    166,164         0.52
  1999      11.13           0.53       (0.09)       (0.53)       (0.01)       11.03     3.94     205,365         0.28
  1998      10.86           0.51        0.28        (0.51)       (0.01)       11.13     7.43     165,395         0.25
  1997      10.70           0.51        0.16        (0.51)       (0.00)       10.86     6.37      91,366         0.24

  CLASS A
  2001     $10.46          $0.47       $0.54       $(0.47)      $(0.00)      $11.00     9.81%   $ 8,460          0.66%
  2000      11.00           0.47       (0.53)       (0.47)       (0.01)       10.46    (0.51)     5,173          0.62
  1999      11.09           0.52       (0.08)       (0.52)       (0.01)       11.00     3.93      4,808          0.38
  1998      10.82           0.51        0.28        (0.51)       (0.01)       11.09     7.39      4,037          0.25
  1997      10.66           0.51        0.16        (0.51)       (0.00)       10.82     6.38      3,535          0.24

  CLASS C
  2001(3)  $10.61          $0.36       $0.38       $(0.35)      $(0.00)      $11.00     7.08%    $  281          1.51%



                            RATIO      RATIO OF NET
           RATIO OF NET  OF EXPENSES INVESTMENT INCOME/
            INVESTMENT   TO AVERAGE  (LOSS) TO AVERAGE
            INCOME/(LOSS)  NET ASSETS     NET ASSETS     PORTFOLIO
            TO AVERAGE   (BEFORE FEE    (BEFORE FEE     TURNOVER
            NET ASSETS     WAIVERS)       WAIVERS)        RATE
-------------------------------------------------------------------
-----------------------------
NATIONAL TAX EXEMPT BOND FUND
-----------------------------
  CLASS I
  2001         4.39%          0.80%         4.19%          27%
  2000         4.37           0.81          4.10           65
  1999         4.39           0.87          3.88           23
  1998(1)      4.62           0.87          4.08           --

  CLASS A
  2001         4.29%          0.90%         4.09%          27%
  2000         4.27           0.91          4.00           65
  1999(1)      4.29           0.97          3.78           23

  CLASS B
  2001         3.59%          1.55%         3.44%          27%
  2000         3.56           1.56          3.35           65
  1999(1)      3.58           1.68          3.07           23

  CLASS C
  2001++       3.44%          1.70%         3.29%          27%
  2000(1)      3.41           1.65          3.26           65
-------------------------
OHIO TAX EXEMPT BOND FUND
-------------------------
  CLASS I
  2001         4.44%          0.76%         4.24%          20%
  2000         4.52           0.80          4.24           31
  1999         4.77           0.78          4.27           19
  1998         4.67           0.80          4.12           15
  1997         4.71           0.79          4.16           23

  CLASS A
  2001         4.34%          0.86%         4.14%          20%
  2000         4.42           0.90          4.14           31
  1999         4.67           0.88          4.17           19
  1998         4.59           0.80          4.04           15
  1997         4.71           0.79          4.16           23

  CLASS C
  2001(3)      3.49%          1.66%         3.34%          20%

 + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED, UNLESS OTHERWISE INDICATED. TOTAL RETURN EXCLUDES SALES CHARGE.

++ INFORMATION PRESENTED FOR THE NATIONAL TAX EXEMPT BOND FUND CLASS C REFLECTS THE IMPACT OF THE LOW LEVEL OF ASSETS AT THE BEGINNING OF THE PERIOD AND THROUGHOUT THE YEAR ENDED MAY 31, 2001. BECAUSE OF THE LOW ASSET LEVELS, THE INFORMATION PRESENTED IS NOT CONSIDERED MEANINGFUL RELATIVE TO THE OTHER SHARE CLASSES OF THE FUND.

(1) NATIONAL TAX EXEMPT BOND FUND CLASS I, CLASS A, CLASS B AND CLASS C COMMENCED OPERATIONS ON APRIL 9, 1998, JUNE 19, 1998, JANUARY 29, 1999 AND FEBRUARY 24, 2000, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

(2) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(3) OHIO TAX EXEMPT BOND FUND CLASS C COMMENCED OPERATIONS ON JUNE 23, 2000. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

                             See Accompanying Notes

FINANCIAL HIGHLIGHTS
================================================================================


FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET              REALIZED AND   DIVIDENDS  DISTRIBUTIONS                                    RATIO OF
           VALUE,         NET      UNREALIZED   FROM NET     FROM NET     NET ASSET           NET ASSETS    EXPENSES
          BEGINNING   INVESTMENT GAINS (LOSSES) INVESTMENT   REALIZED    VALUE, END  TOTAL      END OF     TO AVERAGE
          OF PERIOD     INCOME   ON SECURITIES   INCOME   CAPITAL GAINS OF PERIOD  RETURN+  PERIOD (000)   NET ASSETS
------------------------------------------------------------------------------------------------------------------------
--------------------------------
PENNSYLVANIA MUNICIPAL BOND FUND
--------------------------------
  CLASS I
  2001     $ 9.89       $0.47       $0.47          $(0.47)   $(0.00)         $10.36  9.64%      $45,441      0.63%
  2000      10.39        0.45       (0.46)          (0.47)    (0.02)           9.89 (0.06)       45,021      0.53
  1999      10.45        0.51       (0.07)          (0.49)    (0.01)          10.39  4.21        40,171      0.48
  1998      10.22        0.46        0.24           (0.46)    (0.01)3         10.45  6.95        38,753      0.69
  1997(1)   10.08        0.44        0.17           (0.44)    (0.03)4         10.22  6.21        36,769      0.87

  CLASS A
  2001     $ 9.91       $0.46       $0.47          $(0.46)   $(0.00)         $10.38  9.52%        $ 399      0.73%
  2000      10.40        0.44       (0.45)          (0.46)    (0.02)           9.91 (0.05)          216      0.63
  1999      10.45        0.48       (0.04)          (0.48)    (0.01)          10.40  4.21           218      0.58
  1998      10.22        0.45        0.24           (0.45)    (0.01)3         10.45  6.84           125      0.77
  1997(2)   10.13        0.31        0.12           (0.31)    (0.03)4         10.22  4.43            81      0.99

  CLASS C
  2001(5)++$ 9.91       $0.04       $0.47          $(0.04)   $(0.00)         $10.38  5.18%          $ 4      1.24%
  2000(2)    9.95        0.13       (0.14)          (0.03)    (0.00)           9.91 (0.06)           --      1.53



                           RATIO      RATIO OF NET
          RATIO OF NET  OF EXPENSES INVESTMENT INCOME/
            INVESTMENT   TO AVERAGE  (LOSS) TO AVERAGE
           INCOME/(LOSS)  NET ASSETS     NET ASSETS     PORTFOLIO
            TO AVERAGE   (BEFORE FEE    (BEFORE FEE     TURNOVER
           NET ASSETS     WAIVERS)       WAIVERS)        RATE
------------------------------------------------------------------
--------------------------------
PENNSYLVANIA MUNICIPAL BOND FUND
--------------------------------
  CLASS I
  2001          4.57%        0.86%          4.34%           25%
  2000          4.55         0.84           4.24            38
  1999          4.80         0.83           4.45            15
  1998          4.40         0.84           4.25            20
  1997(1)       4.35         1.02           4.20            42

  CLASS A
  2001          4.47%        0.96%          4.24%           25%
  2000          4.45         0.94           4.14            38
  1999          4.70         0.93           4.35            15
  1998          4.32         0.94           4.15            20
  1997(2)       4.26         1.00           4.25            42

  CLASS C
  2001(5)++     3.72%        1.42%          3.54%           25%
  2000(2)       3.55         1.68           3.40            38

 + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED, UNLESS OTHERWISE INDICATED. TOTAL RETURN EXCLUDES SALES CHARGE.

++ INFORMATION PRESENTED FOR THE PENNSYLVANIA MUNICIPAL BOND FUND CLASS C REFLECTS THE IMPACT OF THE LOW LEVEL OF ASSETS AT THE BEGINNING OF THE PERIOD AND THROUGHOUT THE YEAR ENDED MAY 31, 2001. BECAUSE OF THE LOW ASSET LEVELS, THE INFORMATION PRESENTED IS NOT CONSIDERED MEANINGFUL RELATIVE TO THE OTHER SHARE CLASSES OF THE FUND.

(1) ACTIVITY FOR THE PERIOD PRESENTED INCLUDES THAT OF THE PREDECESSOR FUND THROUGH SEPTEMBER 6, 1996.

(2) PENNSYLVANIA MUNICIPAL BOND FUND CLASS A AND CLASS C COMMENCED OPERATIONS ON SEPTEMBER 11, 1996 AND FEBRUARY 24, 2000, RESPECTIVELY. ALL RATIOS FOR THE RESPECTIVE PERIODS HAVE BEEN ANNUALIZED.

(3) INCLUDES DISTRIBUTION IN EXCESS OF NET REALIZED CAPITAL GAINS OF $(0.01) AND $(0.01) FOR CLASS I AND CLASS A, RESPECTIVELY, OF THE PENNSYLVANIA MUNICIPAL BOND FUND.

(4) INCLUDES DISTRIBUTION IN EXCESS OF NET REALIZED CAPITAL GAINS OF $(0.01) AND $(0.01) FOR CLASS I AND CLASS A, RESPECTIVELY, OF THE PENNSYLVANIA MUNICIPAL BOND FUND.

(5) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

                             See Accompanying Notes

                                                         SCHEDULE OF INVESTMENTS
                                                         ARMADA CORE EQUITY FUND
================================================================================
                                                                    MAY 31, 2001


                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------

COMMON STOCKS -- 98.2%
BASIC MATERIALS -- 5.4%
  Alcoa .............................      51,160      $ 2,208
  Praxair ...........................      48,560        2,442
  Weyerhaeuser ......................      22,390        1,281
  Willamette Industries .............      23,380        1,174
                                                      --------
                                                         7,105
                                                      --------
COMMERCIAL SERVICES -- 4.1%
  Automatic Data Processing .........      53,680        2,885
  Computer Sciences* ................      14,800          621
  Interpublic Group# ................      50,810        1,867
                                                      --------
                                                         5,373
                                                      --------
CONSUMER CYCLICALS -- 12.3%
  CVS ...............................      38,790        2,130
  Home Depot ........................      65,320        3,220
  Masco .............................     102,320        2,390
  Target ............................      53,330        2,016
  Wal-Mart Stores ...................      65,490        3,389
  Walgreen ..........................      75,760        3,045
                                                      --------
                                                        16,190
                                                      --------
CONSUMER NON-CYCLICALS -- 3.2%
  Kimberly-Clark ....................      37,950        2,294
  Safeway* ..........................      39,050        1,978
                                                      --------
                                                         4,272
                                                      --------
ENERGY -- 9.3%
  Chevron# ..........................      22,310        2,143
  Exxon Mobil .......................      68,634        6,091
  Schlumberger ......................      31,190        1,966
  Texaco ............................      29,520        2,108
                                                      --------
                                                        12,308
                                                      --------
FINANCIALS -- 23.9%
  American International Group ......      61,514        4,983
  Bank of America ...................      24,000        1,422
  Citigroup .........................      54,000        2,767
  Commerce Bancshares ...............      19,363          697
  Fannie Mae ........................      41,910        3,455
  Freddie Mac .......................      58,930        3,901
  JP Morgan Chase ...................      52,745        2,592
  Lehman Brothers Holdings ..........      30,000        2,148
  Marsh & McLennan ..................      22,670        2,378
  MGIC Investment ...................      26,210        1,844
  PMI Group .........................      24,115        1,683
  Radian Group ......................      44,320        3,763
                                                      --------
                                                        31,633
                                                      --------
HEALTHCARE -- 11.5%
  Bristol-Myers Squibb ..............      25,460        1,381
  Johnson & Johnson# ................      26,860        2,604
  Medtronic .........................      68,286        2,935
  Merck .............................      47,360        3,457
  Pfizer ............................      52,770        2,263
  Tenet Healthcare* .................      57,070        2,596
                                                      --------
                                                        15,236
                                                      --------

                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------

COMMON STOCKS -- CONTINUED
INDUSTRIALS -- 9.3%
  Caterpillar# ......................      33,750      $ 1,828
  Deere .............................      59,740        2,232
  General Electric ..................     117,970        5,780
  Ingersoll-Rand ....................      51,190        2,526
                                                      --------
                                                        12,366
                                                      --------
TECHNOLOGY -- 16.2%
  Altera* ...........................      63,860        1,533
  Applied Micro Circuits* ...........      35,240          637
  Cisco Systems* ....................      83,048        1,599
  Dell Computer* ....................      60,040        1,463
  EMC-Mass* .........................      37,770        1,194
  Intel .............................     108,846        2,940
  Maxim Integrated Products* ........      27,910        1,424
  Microsoft* ........................      57,170        3,955
  Oracle* ...........................      64,540          987
  Sanmina*# .........................      57,880        1,566
  Siebel Systems* ...................      13,970          634
  SPX*# .............................      17,100        2,030
  Sun Microsystems* .................      19,220          317
  Tellabs* ..........................      21,030          715
  Vitesse Semiconductor* ............      18,690          462
                                                      --------
                                                        21,456
                                                      --------
TELECOMMUNICATIONS -- 1.9%
  Verizon Communications ............      45,300        2,485
                                                      --------
TRANSPORTATION -- 1.1%
  Union Pacific .....................      25,500        1,466
                                                      --------
TOTAL COMMON STOCKS
(Cost $102,743) .....................                  129,890
                                                      --------

CASH EQUIVALENT -- 2.0%
  Goldman Sachs Financial Square Prime
  Obligation Money Market Fund ......   2,698,333        2,698
                                                      --------
TOTAL CASH EQUIVALENT
(Cost $2,698) ................................           2,698
                                                      ========
TOTAL INVESTMENTS -- 100.2%
(Cost $105,441) ..............................         132,588
                                                      ========
OTHER ASSETS AND LIABILITIES, NET -- (0.2%) ...           (296)
                                                      --------
TOTAL NET ASSETS -- 100.0% ....................       $132,292
                                                      ========


------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN

                             See Accompanying Notes

SCHEDULE OF INVESTMENTS
ARMADA EQUITY GROWTH FUND
================================================================================
MAY 31, 2001

                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------

COMMON STOCKS -- 97.8%
BASIC MATERIALS -- 0.5%
  Avery Dennison# ...................     103,550      $ 6,056
                                                    ----------
COMMERCIAL SERVICES -- 6.6%
  Automatic Data Processing# ........     271,840       14,609
  Concord EFS*# .....................     324,950       16,475
  Convergys* ........................     270,000       11,097
  Omnicom Group# ....................     171,927       16,003
  Sungard Data Systems*# ............     260,000       15,465
                                                    ----------
                                                        73,649
                                                    ----------
CONSUMER CYCLICALS -- 8.7%
  Costco Wholesale*# ................     406,916       15,833
  Home Depot ........................     476,298       23,477
  Lowe's ............................     140,000        9,734
  RadioShack ........................     317,391        8,642
  Wal-Mart Stores# ..................     492,619       25,493
  Walgreen# .........................     318,778       12,812
                                                    ----------
                                                        95,991
                                                    ----------
CONSUMER NON-CYCLICALS -- 4.8%
  Colgate-Palmolive# ................     201,025       11,386
  PepsiCo ...........................     399,615       17,887
  Procter & Gamble# .................      61,078        3,924
  Safeway*# .........................     253,369       12,833
  Sysco .............................     196,678        5,847
                                                    ----------
                                                        51,877
                                                    ----------
CONSUMER SERVICES -- 5.2%
  AOL Time Warner*# .................     420,005       21,937
  Comcast, Cl A* ....................     405,674       16,616
  Harley-Davidson# ..................     404,622       19,005
                                                    ----------
                                                        57,558
                                                    ----------
ENERGY -- 8.1%
  Anadarko Petroleum# ...............      40,000        2,504
  Chevron# ..........................      71,959        6,912
  El Paso# ..........................     351,029       21,378
  Exxon Mobil# ......................     327,294       29,047
  Nabors Industries* ................      40,000        2,034
  Schlumberger ......................     326,101       20,554
  Weatherford International*# .......     140,000        7,892
                                                    ----------
                                                        90,321
                                                    ----------
FINANCIALS -- 19.0%
  American Express ..................     286,295       12,059
  American International Group# .....     475,191       38,490
  Bank of New York# .................     315,000       17,202
  Citigroup .........................     385,273       19,745
  Fannie Mae ........................     165,991       13,684
  Fifth Third Bancorp ...............     180,000       10,597
  Freddie Mac .......................     263,550       17,447
  Golden West Financial# ............     110,000        7,012
  Marsh & McLennan# .................      85,700        8,990
  MBNA# .............................     614,388       22,155
  Northern Trust ....................     109,051        7,214
  Providian Financial# ..............     230,000       13,055
  State Street# .....................     281,130       15,454
  Washington Mutual# ................     225,000        8,014
                                                    ----------
                                                       211,118
                                                    ----------
HEALTHCARE -- 12.8%
  Amgen* ............................     200,000       13,276
  Bristol-Myers Squibb ..............     210,356       11,410
  Johnson & Johnson# ................     115,418       11,190




                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------
COMMON STOCKS -- CONTINUED
HEALTHCARE -- CONTINUED
  Medtronic .........................     298,201    $  12,817
  Merck# ............................     203,605       14,861
  Pfizer ............................   1,242,539       53,292
  Pharmacia# ........................     318,184       15,451
  Schering-Plough ...................     235,381        9,874
                                                    ----------
                                                       142,171
                                                    ----------
INDUSTRIALS -- 10.6%
  General Electric# .................   1,047,667       51,336
  Minnesota Mining & Manufacturing ..     113,550       13,465
  Tyco International# ...............     779,767       44,798
  United Technologies ...............      91,489        7,622
                                                    ----------
                                                       117,221
                                                    ----------
TECHNOLOGY -- 16.6%
  ADC Telecommunications* ...........     399,040        3,065
  Altera*# ..........................     288,220        6,917
  Amdocs*# ..........................     140,000        8,652
  Analog Devices* # .................     193,240        8,609
  Check Point Software Technologies*#      90,000        4,847
  Cisco Systems*# ...................     775,624       14,938
  Citrix Systems* ...................     260,000        6,214
  EMC-Mass*# ........................     415,646       13,134
  Hewlett-Packard ...................      60,674        1,779
  Intel .............................     688,470       18,595
  International Business Machines# ..     219,774       24,571
  Microsoft*# .......................     521,824       36,100
  Nortel Networks ...................     311,180        4,148
  Qualcomm* .........................     153,142        9,302
  Sun Microsystems* .................     297,424        4,898
  Symbol Technologies ...............     189,000        4,848
  Texas Instruments# ................     315,532       10,766
  Veritas Software* .................      40,000        2,636
                                                    ----------
                                                       184,019
                                                    ----------
TELECOMMUNICATIONS -- 3.8%
  BellSouth .........................     203,508        8,391
  Qwest Communications
  International# ....................     140,000        5,144
  SBC Communications ................     454,528       19,567
  Verizon Communications ............     168,837        9,261
                                                    ----------
                                                        42,363
                                                    ----------
TRANSPORTATION -- 1.1%
  Southwest Airlines ................     630,000       12,600
                                                    ----------
TOTAL COMMON STOCKS
(Cost $756,524) ...............................      1,084,944
                                                    ----------

CASH EQUIVALENT -- 2.1%
  Fidelity Domestic Money
  Market Fund .......................  22,967,198       22,967
                                                    ----------
TOTAL CASH EQUIVALENT
(Cost $22,967) ................................         22,967
                                                    ----------
TOTAL INVESTMENTS -- 99.9%
(Cost $779,491) ...............................      1,107,911
                                                    ==========
OTHER ASSETS AND LIABILITIES, NET-- 0.1% ......          1,177
                                                    ----------
TOTAL NET ASSETS-- 100.0% .....................     $1,109,088
                                                    ==========

------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
CL--CLASS


                             See Accompanying Notes

                                                         SCHEDULE OF INVESTMENTS
                                                        ARMADA EQUITY INDEX FUND
================================================================================
                                                                    MAY 31, 2001

                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------
COMMON STOCKS -- 96.9%
BASIC MATERIALS -- 2.6%
  Air Products & Chemicals ..........       6,745       $  315
  Alcan .............................       9,494          425
  Alcoa .............................      25,444        1,098
  Allegheny Technologies ............       2,386           49
  Ashland ...........................       2,056           85
  Avery Dennison ....................       3,247          190
  Ball ..............................         833           40
  Barrick Gold# .....................      11,645          192
  Bemis .............................       1,563           59
  Boise Cascade .....................       1,687           59
  Dow Chemical ......................      26,366          944
  Eastman Chemical ..................       2,260          114
  EI du Pont de Nemours .............      30,682        1,424
  Engelhard .........................       3,759          104
  FMC* ..............................         896           68
  Freeport-McMoran Copper &
  Gold, Cl B* .......................       4,368           68
  Georgia-Pacific Group .............       6,614          234
  Goodyear Tire & Rubber ............       4,640          135
  Great Lakes Chemical ..............       1,477           51
  Hercules ..........................       3,161           42
  Homestake Mining ..................       7,742           50
  Inco* .............................       5,345          100
  International Paper ...............      14,160          542
  Louisiana-Pacific .................       3,073           36
  Mead ..............................       2,946           85
  Newmont Mining ....................       5,658          116
  Nucor .............................       2,289          117
  Pactiv* ...........................       4,648           64
  Phelps Dodge ......................       2,316          105
  Placer Dome .......................       9,635          103
  Potlatch ..........................         824           28
  PPG Industries ....................       4,963          276
  Praxair ...........................       4,666          235
  Rohm & Haas .......................       6,465          215
  Sealed Air* .......................       2,461          102
  Sherwin-Williams ..................       4,702          100
  Sigma-Aldrich .....................       2,272          108
  Temple-Inland .....................       1,445           77
  USX-US Steel Group ................       2,611           51
  Westvaco ..........................       2,961           75
  Weyerhaeuser ......................       6,440          368
  Willamette Industries .............       3,212          161
  Worthington Industries ............       2,542           29
                                                      --------
                                                         8,839
                                                      --------
COMMERCIAL SERVICES -- 1.8%
  Automatic Data Processing .........      18,578          998
  Cintas ............................       4,962          231
  Computer Sciences* ................       4,955          208
  Concord EFS* ......................       6,077          308
  Convergys* ........................       5,232          215
  Electronic Data Systems ...........      13,757          843
  First Data ........................      11,620          762
  Fiserv* ...........................       3,682          203
  IMS Health ........................       8,639          250
  Interpublic Group# ................       9,053          333
  Marriott International, Cl A ......       7,060          334
  Moody's ...........................       4,781          153
  Omnicom Group# ....................       5,209          485


                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------
COMMON STOCKS -- CONTINUED
COMMERCIAL SERVICES -- CONTINUED
  Paychex ...........................      10,953        $ 421
  Quintiles Transnational*# .........       3,390           65
  Robert Half International* ........       5,252          148
  Ryder System ......................       1,755           38
                                                      --------
                                                         5,995
                                                      --------
CONSUMER CYCLICALS -- 8.5%
  Alberto-Culver, Cl B# .............       1,642           69
  Autozone* .........................       3,346          111
  Bed Bath & Beyond* ................       8,333          246
  Best Buy* .........................       6,108          325
  Big Lots* .........................       3,278           43
  Black & Decker ....................       2,389           95
  Centex ............................       1,738           65
  Circuit City Stores# ..............       6,045           91
  Cooper Tire & Rubber ..............       2,174           29
  Costco Wholesale* .................      13,161          512
  Cummins ...........................       1,221           52
  CVS ...............................      11,524          633
  Dana ..............................       4,369           94
  Delphi Automotive Systems .........      16,467          242
  Dillards, Cl A ....................       2,746           45
  Dollar General ....................       9,693          182
  Ecolab ............................       3,723          152
  Federated Department Stores*# .....       5,932          266
  Fluor .............................       2,221          130
  Ford Motor ........................      54,696        1,332
  General Motors ....................      15,879          904
  Gillette ..........................      30,984          896
  Home Depot ........................      68,128        3,358
  International Flavors & Fragrances        2,875           75
  JC Penney .........................       7,709          161
  Johnson Controls ..................       2,527          178
  KB Home ...........................       1,266           32
  Kimberly-Clark ....................      15,707          949
  K-mart* ...........................      14,221          160
  Kohl's* ...........................       9,757          601
  Leggett & Platt ...................       5,770          126
  Limited ...........................      12,519          204
  Liz Claiborne .....................       1,524           79
  Longs Drug Stores .................       1,128           27
  Lowe's ............................      11,264          783
  Masco .............................      13,129          307
  May Department Stores .............       8,760          286
  Maytag ............................       2,251           74
  National Service Industries .......       1,173           30
  Navistar International* ...........       1,773           52
  Newell Rubbermaid .................       7,843          198
  Nike, Cl B ........................       7,943          326
  Nordstrom .........................       3,807           71
  Office Depot* .....................       8,765           80
  Paccar ............................       2,250          108
  Procter & Gamble ..................      38,344        2,463
  Pulte .............................       1,183           48
  RadioShack ........................       5,469          149
  Reebok International* .............       1,684           49
  Sears Roebuck .....................       9,830          392
  Staples* ..........................      13,357          194
  Target ............................      26,350          996
  The Gap ...........................      24,996          775



                             See Accompanying Notes

SCHEDULE OF INVESTMENTS
ARMADA EQUITY INDEX FUND
================================================================================
MAY 31, 2001

                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------


COMMON STOCKS -- CONTINUED
CONSUMER CYCLICALS -- CONTINUED
  Tiffany ...........................       4,291       $  148
  TJX ...............................       8,271          277
  Toys `R' Us* ......................       5,985          166
  Tupperware ........................       1,660           38
  VF ................................       3,345          138
  Visteon# ..........................       3,851           66
  Vulcan Materials ..................       2,969          161
  Walgreen ..........................      29,807        1,198
  Wal-Mart Stores ...................     131,398        6,800
  Whirlpool .........................       1,957          123
                                                      --------
                                                        28,960
                                                      --------
CONSUMER NON-CYCLICALS -- 5.6%
  Adolph Coors, Cl B ................       1,086           56
  Albertson's .......................      12,354          355
  Anheuser-Busch ....................      26,536        1,168
  Archer-Daniels-Midland ............      18,629          251
  Avon Products .....................       7,000          306
  Brown-Forman, Cl B ................       2,014          132
  Campbell Soup .....................      12,385          366
  Clorox ............................       6,934          240
  Coca-Cola .........................      72,968        3,459
  Coca-Cola Enterprises .............      12,291          205
  Colgate-Palmolive .................      16,833          953
  Conagra Foods .....................      15,699          327
  Fortune Brands ....................       4,544          156
  General Mills .....................       8,316          352
  H.J. Heinz ........................      10,205          442
  Hershey Foods .....................       4,005          243
  Kellogg ...........................      11,933          319
  Kroger* ...........................      24,198          603
  PepsiCo ...........................      42,467        1,901
  Pepsi Bottling Group ..............       3,707          161
  Philip Morris .....................      65,411        3,363
  Quaker Oats .......................       3,859          370
  Ralston Purina Group ..............       9,038          280
  Safeway* ..........................      14,740          747
  Sara Lee ..........................      23,643          445
  Supervalu .........................       3,893           61
  Sysco .............................      19,684          585
  Unilever ..........................      16,815          935
  UST ...............................       4,793          140
  Winn-Dixie Stores .................       4,145          110
  Wm. Wrigley .......................       6,642          319
                                                      --------
                                                        19,350
                                                      --------
CONSUMER SERVICES -- 5.9%
  American Greetings, Cl A ..........       1,899           24
  AOL Time Warner* ..................     127,296        6,649
  Brunswick .........................       2,527           57
  Carnival ..........................      17,195          485
  Clear Channel Communications* .....      17,203        1,049
  Comcast, Cl A* ....................      27,617        1,131
  Darden Restaurants ................       3,549           99
  Deluxe ............................       2,134           59
  Dow Jones .........................       2,575          144
  Eastman Kodak .....................       8,829          418
  Gannett ...........................       7,757          514
  Harcourt General ..................       2,152          125




                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------


COMMON STOCKS -- CONTINUED
CONSUMER SERVICES -- CONTINUED
  Harley-Davidson# ..................       8,914       $  419
  Harrah's Entertainment* ...........       3,434          126
  Hasbro ............................       5,069           76
  Hilton Hotels .....................      10,838          134
  Knight Ridder# ....................       2,157          118
  Mattel ............................      12,554          223
  McDonald's ........................      38,575        1,168
  McGraw-Hill .......................       5,748          369
  Meredith ..........................       1,456           53
  New York Times, Cl A# .............       4,783          201
  RR Donnelley & Sons ...............       3,590          109
  Starbucks* ........................      11,020          215
  Starwood Hotels & Resorts
  Worldwide .........................       5,681          215
  Tribune ...........................       8,894          382
  Tricon Global Restaurants* ........       4,303          197
  Univision Communications, Cl A*#          6,073          266
  Viacom, Cl B*# ....................      51,316        2,958
  Walt Disney .......................      61,312        1,939
  Wendy's International .............       3,345           82
                                                      --------
                                                        20,004
                                                      --------
ENERGY -- 7.1%
  Amerada Hess ......................       2,600          223
  Anadarko Petroleum# ...............       7,319          458
  Apache ............................       3,633          216
  Baker Hughes# .....................       9,767          385
  Burlington Resources ..............       6,337          310
  Chevron ...........................      18,880        1,813
  Conoco, Cl B ......................      18,333          572
  Devon Energy ......................       3,776          220
  El Paso ...........................      14,620          890
  EOG Resources .....................       3,437          154
  Exxon Mobil .......................     102,261        9,076
  Halliburton .......................      13,015          608
  Kerr-McGee ........................       2,776          193
  McDermott International* ..........       1,824           26
  Nabors Industries* ................       4,322          220
  Noble Drilling* ...................       3,951          169
  Occidental Petroleum ..............      10,866          326
  Phillips Petroleum# ...............       7,509          486
  Rowan* ............................       2,777           83
  Royal Dutch Petroleum, ADR ........      62,881        3,834
  Schlumberger ......................      16,843        1,062
  Sunoco ............................       2,500           97
  Texaco ............................      16,184        1,156
  Tosco .............................       4,257          213
  Transocean Sedco Forex# ...........       9,099          486
  Unocal ............................       7,146          276
  USX-Marathon Group ................       9,133          295
  Williams# .........................      13,943          549
                                                      --------
                                                        24,396
                                                      --------
FINANCIALS -- 17.2%
  Aetna* ............................       4,164           97
  Aflac .............................      15,605          506
  Allstate ..........................      21,513          969
  AMBAC Financial Group .............       3,098          174
  American Express ..................      39,125        1,648
  American General ..................      14,793          669


                             See Accompanying Notes

                                                         SCHEDULE OF INVESTMENTS
                                                        ARMADA EQUITY INDEX FUND
================================================================================
                                                                    MAY 31, 2001

                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------
COMMON STOCKS -- CONTINUED
FINANCIALS -- CONTINUED
  American International Group ......      68,476     $  5,547
  Amsouth Bancorporation ............      11,041          203
  AON ...............................       7,533          264
  Bank of America ...................      47,878        2,837
  Bank of New York ..................      21,782        1,190
  Bank One# .........................      34,033        1,348
  BB&T ..............................      11,680          422
  Bear Stearns ......................       3,141          171
  Block H & R .......................       2,692          161
  Capital One Financial .............       5,794          377
  Cendant*# .........................      22,621          434
  Charles Schwab ....................      40,704          765
  Charter One Financial .............       6,116          185
  Chubb .............................       5,142          387
  Cincinnati Financial ..............       4,732          199
  CIT Group, Cl A ...................       7,705          306
  Citigroup .........................     147,553        7,562
  Comerica ..........................       5,211          297
  Conseco*# .........................       9,569          167
  Countrywide Credit ................       3,364          130
  Equifax ...........................       4,166          146
  Fannie Mae ........................      29,635        2,443
  Fifth Third Bancorp ...............      16,612          978
  First Union .......................      28,817          929
  FleetBoston Financial .............      31,855        1,325
  Franklin Resources ................       7,465          332
  Freddie Mac .......................      20,448        1,354
  Golden West Financial .............       4,654          297
  Hartford Financial Services .......       7,128          483
  Household International ...........      13,852          910
  Huntington Bancshares .............       7,380          111
  Jefferson-Pilot ...................       4,547          215
  JP Morgan Chase ...................      55,967        2,751
  Keycorp ...........................      12,526          298
  Lehman Brothers Holdings ..........       7,536          540
  Lincoln National ..................       5,637          278
  Loews .............................       5,802          400
  Marsh & McLennan ..................       8,092          849
  MBIA ..............................       4,305          227
  MBNA ..............................      25,058          904
  Mellon Financial ..................      14,355          658
  Merrill Lynch .....................      23,826        1,548
  Metlife ...........................      22,491          716
  MGIC Investment ...................       3,141          221
  Morgan Stanley Dean Witter ........      32,959        2,143
  National City .....................      17,900          524
  Northern Trust ....................       6,525          432
  PNC Financial Services Group ......       8,503          589
  Progressive .......................       2,160          283
  Providian Financial ...............       8,408          477
  Regions Financial .................       7,088          220
  Safeco ............................       3,755          105
  SouthTrust ........................       9,903          247
  St Paul ...........................       6,403          324
  State Street ......................       9,500          522
  Stilwell Financial# ...............       6,542          215
  Suntrust Banks ....................       8,713          535
  Synovus Financial .................       8,369          254
  Torchmark .........................       3,714          141
  T Rowe Price Group ................       3,569          131




                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------
COMMON STOCKS -- CONTINUED
FINANCIALS -- CONTINUED
  Union Planters ....................       3,976       $  163
  UnumProvident .....................       7,085          230
  US Bancorp# .......................      56,043        1,250
  USA Education .....................       4,825          338
  Wachovia ..........................       6,002          404
  Washington Mutual .................      25,674          914
  Wells Fargo .......................      50,280        2,367
                                                      --------
                                                        58,736
                                                      --------
HEALTHCARE -- 12.7%
  Abbott Laboratories ...............      45,501        2,365
  Allergan ..........................       3,868          347
  Alza* .............................       6,963          328
  American Home Products ............      38,552        2,440
  Amgen* ............................      30,411        2,019
  Applied Biosystems Group - Applera        6,191          190
  Bard (C.R.) .......................       1,494           84
  Bausch & Lomb .....................       1,570           74
  Baxter International ..............      17,306          855
  Becton Dickinson ..................       7,458          256
  Biogen* ...........................       4,351          262
  Biomet ............................       5,247          234
  Boston Scientific* ................      11,922          206
  Bristol-Myers Squibb ..............      57,521        3,120
  Cardinal Health ...................      12,484          899
  Chiron* ...........................       5,634          291
  Cigna .............................       4,516          427
  Eli Lilly .........................      33,162        2,809
  Forest Laboratories* ..............       5,158          382
  Guidant* ..........................       9,052          340
  HCA - The Healthcare Company ......      16,251          656
  Healthsouth* ......................      11,363          144
  Humana* ...........................       4,975           48
  Johnson & Johnson# ................      40,891        3,964
  King Pharmaceuticals* .............       4,966          251
  Manor Care* .......................       3,015           75
  McKesson HBOC .....................       8,356          289
  Medimmune* ........................       6,201          247
  Medtronic .........................      35,344        1,519
  Merck .............................      67,841        4,952
  Pfizer ............................     185,595        7,960
  Pharmacia .........................      37,938        1,842
  Schering-Plough ...................      43,009        1,804
  St Jude Medical* ..................       2,499          154
  Stryker ...........................       5,753          331
  Tenet Healthcare* .................       9,338          425
  UnitedHealth Group ................       9,382          539
  Watson Pharmaceuticals* ...........       3,023          182
  Wellpoint Health Networks* ........       1,841          160
                                                      --------
                                                        43,470
                                                      --------
INDUSTRIALS -- 7.1%
  Allied Waste Industries* ..........       5,790           98
  American Power Conversion* ........       5,730           93
  Caterpillar# ......................      10,113          548
  Cooper Industries .................       2,745          104
  Deere .............................       6,902          258
  Emerson Electric ..................      12,571          851
  General Electric ..................     291,239       14,271
  Genuine Parts .....................       5,079          145




                             See Accompanying Notes

SCHEDULE OF INVESTMENTS
ARMADA EQUITY INDEX FUND
================================================================================
MAY 31, 2001

                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------
COMMON STOCKS -- CONTINUED
INDUSTRIALS -- CONTINUED
  Grainger (W.W.) ...................       2,763       $  122
  Illinois Tool Works ...............       8,888          608
  Ingersoll-Rand ....................       4,723          233
  ITT Industries ....................       2,585          121
  Minnesota Mining & Manufacturing ..      11,608        1,376
  Pall ..............................       3,619           84
  Parker Hannifin ...................       3,425          165
  Rockwell International ............       5,393          253
  Snap-On Tools .....................       1,684           48
  Stanley Works .....................       2,517           96
  Timken ............................       1,795           32
  Tyco International ................      51,461        2,956
  United Technologies ...............      13,783        1,148
  Waste Management ..................      18,288          512
                                                      --------
                                                        24,122
                                                      --------
TECHNOLOGY -- 18.8%
  ADC Telecommunications* ...........      22,723          175
  Adobe Systems .....................       7,071          281
  Advanced Micro Devices* ...........       9,220          260
  Agilent Technologies* .............      13,334          447
  Altera* ...........................      11,661          280
  Analog Devices*# ..................      10,527          469
  Andrew* ...........................       2,387           41
  Apple Computer* ...................       9,615          192
  Applied Materials* ................      23,855        1,191
  Applied Micro Circuits* ...........       8,704          157
  Autodesk ..........................       1,671           51
  Avaya* ............................       8,199          133
  BF Goodrich .......................       2,998          125
  BMC Software* .....................       7,218          173
  Boeing ............................      24,712        1,554
  Broadcom, Cl A*# ..................       6,942          231
  BroadVision* ......................       7,890           50
  Cabletron Systems* ................       5,422          105
  Cisco Systems* ....................     214,512        4,131
  Citrix Systems* ...................       5,450          130
  Compaq Computer ...................      49,981          799
  Computer Associates International .      17,068          484
  Compuware*# .......................      10,748          119
  Comverse Technology* ..............       4,848          281
  Conexant Systems* .................       7,151           61
  Corning ...........................      27,055          512
  Crane .............................       1,741           51
  Danaher# ..........................       4,173          263
  Dell Computer* ....................      76,101        1,854
  Dover# ............................       5,975          253
  Eaton .............................       2,055          161
  EMC-Mass* .........................      64,366        2,034
  Gateway*# .........................       9,511          159
  General Dynamics ..................       5,862          454
  Hewlett-Packard ...................      56,545        1,658
  Honeywell International ...........      23,461        1,136
  Intel .............................     197,980        5,347
  International Business Machines ...      51,608        5,770
  Intuit* ...........................       6,069          195
  Jabil Circuit*# ...................       5,598          164
  JDS Uniphase* .....................      38,091          636
  Kla-Tencor* .......................       5,468          282

                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------
COMMON STOCKS -- CONTINUED
TECHNOLOGY -- CONTINUED
  Lexmark International* ............       3,740       $  232
  Linear Technology .................       9,318          447
  Lockheed Martin ...................      12,671          485
  LSI Logic*# .......................       9,426          173
  Lucent Technologies ...............     100,256          790
  Maxim Integrated Products* ........       9,692          494
  Mercury Interactive* ..............       2,379          141
  Micron Technology* ................      17,185          644
  Microsoft* ........................     156,872       10,852
  Millipore .........................       1,363           76
  Molex .............................       5,752          202
  Motorola ..........................      64,258          945
  National Semiconductor* ...........       5,242          139
  NCR* ..............................       2,834          133
  Network Appliance* ................       9,310          173
  Nortel Networks ...................      93,333        1,244
  Northrop Grumman ..................       2,496          222
  Novell* ...........................       9,626           44
  Novellus Systems* .................       4,138          198
  Oracle* ...........................     164,632        2,519
  Palm* .............................      16,648           94
  Parametric Technology* ............       7,911           94
  Peoplesoft* .......................       8,397          339
  PerkinElmer .......................       1,469          101
  Pitney Bowes ......................       7,400          293
  Power-One* ........................       2,310           47
  QLogic* ...........................       2,693          137
  Qualcomm* .........................      22,009        1,337
  Raytheon* .........................      10,002          298
  Sabre Holdings* ...................       3,809          199
  Sanmina*# .........................       8,917          241
  Sapient* ..........................       3,570           34
  Scientific-Atlanta ................       4,741          249
  Seagate ...........................       5,934            2
  Siebel Systems* ...................      12,637          573
  Solectron*# .......................      18,749          404
  Sun Microsystems* .................      95,300        1,570
  Symbol Technologies ...............       6,458          166
  Tektronix* ........................       2,769           68
  Tellabs* ..........................      12,076          411
  Teradyne*# ........................       5,133          205
  Texas Instruments .................      50,902        1,737
  Textron ...........................       4,184          241
  Thermo Electron* ..................       5,294          148
  Thomas & Betts ....................       1,666           35
  TRW ...............................       3,658          159
  Unisys* ...........................       9,215          110
  Veritas Software* .................      11,976          789
  Vitesse Semiconductor* ............       5,311          131
  Xerox .............................      19,634          195
  Xilinx* ...........................       9,700          400
  Yahoo* ............................      16,427          297
                                                      --------
                                                        64,106
                                                      --------
TELECOMMUNICATIONS -- 5.5%
  Alltel ............................       9,200          534
  AT&T ..............................      99,083        2,098
  BellSouth .........................      54,965        2,266




                             See Accompanying Notes

                                                         SCHEDULE OF INVESTMENTS
                                                        ARMADA EQUITY INDEX FUND
================================================================================
                                                                    MAY 31, 2001

                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------
COMMON STOCKS -- CONTINUED
TELECOMMUNICATIONS -- CONTINUED
  CenturyTel ........................       4,137     $    118
  Citizens Communications* ..........       7,803          116
  Global Crossing*# .................      26,053          331
  Nextel Communications, Cl A* ......      22,412          357
  Qwest Communications
  International .....................      48,718        1,790
  SBC Communications ................      99,578        4,287
  Sprint (FON Group) ................      26,013          528
  Sprint (PCS Group)*# ..............      27,426          603
  Verizon Communications ............      79,409        4,356
  Williams Communications Group* ....         277            1
  WorldCom* .........................      84,696        1,511
                                                      --------
                                                        18,896
                                                      --------
TRANSPORTATION -- 0.7%
  AMR* ..............................       4,433          173
  Burlington Northern Santa Fe ......      11,609          361
  CSX ...............................       6,373          237
  Delta Air Lines ...................       3,619          172
  FedEx* ............................       8,415          337
  Norfolk Southern ..................      11,286          250
  Southwest Airlines ................      22,159          443
  Union Pacific .....................       7,290          419
  US Airways Group* .................       1,972           48
                                                      --------
                                                         2,440
                                                      --------
UTILITIES -- 3.4%
  AES* ..............................      15,661          711
  Allegheny Energy ..................       3,266          174
  Ameren ............................       4,038          180
  American Electric Power ...........       9,473          476
  Calpine*# .........................       8,754          432
  Cinergy ...........................       4,677          165
  CMS Energy# .......................       3,849          114
  Consolidated Edison ...............       6,236          244
  Constellation Energy Group ........       4,461          211
  Dominion Resources of Virginia ....       7,034          466
  DTE Energy# .......................       4,197          188
  Duke Energy .......................      22,650        1,036
  Dynegy, Cl A ......................       9,506          469
  Edison International ..............       9,541          103
  Enron .............................      21,961        1,162
  Entergy ...........................       6,556          283
  Exelon ............................       9,368          635
  FirstEnergy# ......................       6,627          203
  FPL Group .........................       5,204          303
  GPU ...............................       3,570          120
  KeySpan ...........................       3,961          158
  Kinder Morgan .....................       3,367          186
  Mirant* ...........................       9,918          390
  Niagara Mohawk Holdings* ..........       4,714           82
  Nicor .............................       1,333           52
  NiSource ..........................       5,996          188
  Oneok .............................         860           36
  Peoples Energy ....................       1,017           40
  PG&E ..............................      11,388          130
  Pinnacle West Capital .............       2,492          124
  PPL ...............................       4,264          255
  Progress Energy ...................       6,046          257
  Public Service Enterprise Group ...       6,308          324

                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------
COMMON STOCKS -- CONTINUED
UTILITIES -- CONTINUED
  Reliant Energy ....................       8,669     $    399
  Sempra Energy .....................       6,017          164
  Southern# .........................      19,883          468
  TXU ...............................       7,571          374
  XCEL Energy .......................      10,019          304
                                                      --------
                                                        11,606
                                                      --------
TOTAL COMMON STOCKS
(Cost $303,491)                                        330,920
                                                      --------

REGISTERED INVESTMENT COMPANY -- 0.9%
  S & P Depository Receipt, Trust Series 1 25,000        3,149
                                                      --------
TOTAL REGISTERED INVESTMENT COMPANY
(Cost $3,610)                                            3,149
                                                      --------

CASH EQUIVALENT -- 1.8%
  Goldman Sachs Financial Square Prime
  Obligation Money Market Fund ......   6,179,877        6,180
                                                      --------
TOTAL CASH EQUIVALENT
(Cost $6,180)                                            6,180
                                                      --------
TOTAL INVESTMENTS -- 99.6%
(Cost $313,281)                                        340,249
                                                      ========
OTHER ASSETS AND LIABILITIES, NET-- 0.4%                 1,272
                                                      --------
TOTAL NET ASSETS-- 100.0%                             $341,521
                                                      ========


------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
ADR-AMERICAN DEPOSITORY RECEIPT
CL--CLASS

                             See Accompanying Notes

SCHEDULE OF INVESTMENTS
ARMADA INTERNATIONAL EQUITY FUND
================================================================================
MAY 31, 2001
                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------

FOREIGN COMMON STOCKS -- 96.6%
AUSTRALIA -- 1.0%
  National Australia Bank# ..........     394,653     $  6,492
                                                      --------
BELGIUM -- 0.5%
  Union Miniere# ....................      78,600        3,231
                                                      --------
BERMUDA -- 0.5%
  Tyco International ................      50,017        2,873
                                                      --------
BRAZIL -- 2.8%
  Aracruz Celulose, ADR .............     208,170        3,603
  Cia Paranaense de Energia, ADR ....     466,000        3,192
  Empresa Bras de Aeronautica, ADR ..     143,250        5,931
  Petroleo Brasileiro, ADR ..........     172,855        4,892
                                                      --------
                                                        17,618
                                                      --------
CANADA -- 0.5%
  Talisman Energy* ..................      85,711        3,488
                                                      --------
CHINA -- 0.8%
  China Mobile* .....................     723,514        3,506
  Huaneng Power International .......   3,699,300        2,312
                                                      --------
                                                         5,818
                                                      --------
DENMARK -- 0.6%
  Novo-Nordisk A/S, Cl B# ...........      86,335        3,474
                                                      --------
FINLAND -- 1.4%
  Nokia OYJ# ........................      70,800        2,051
  Nokia OYJ, ADR ....................     226,037        6,609
                                                      --------
                                                         8,660
                                                      --------
FRANCE -- 9.2%
  Accor# ............................      93,000        3,794
  Alstom ............................     190,260        5,557
  Altran Technologies# ..............      50,072        2,918
  Atos Origin*# .....................      40,300        3,262
  Aventis# ..........................      80,025        5,942
  Axa# ..............................     127,544        3,622
  Cie de Saint-Gobain# ..............      42,560        6,345
  European Aeronautic Defense
  and Space# ........................     213,657        4,205
  Orange*# ..........................     342,300        2,945
  Pinguely-Haulotte .................      36,612          714
  Thomson Multimedia*# ..............      65,905        2,598
  TotalFinaElf# .....................      56,795        8,275
  Vivendi Universal# ................     116,100        7,410
                                                      --------
                                                        57,587
                                                      --------
GERMANY -- 3.1%
  Allianz# ..........................      25,051        7,049
  Altana ............................     126,882        4,227
  Babcock Borsig* ...................      65,416        2,218
  E.On# .............................      53,650        2,687
  Infineon Technologies# ............     102,020        3,537
                                                      --------
                                                        19,718
                                                      --------
HONG KONG -- 2.1%
  China Resources Enterprise ........   2,163,300        3,398
  First Pacific .....................   9,187,735        1,955
  Hong Kong Land Holdings ...........   1,415,000        2,816
  Hysan Development .................   1,849,000        2,442
  Johnson Electric Holdings .........   1,394,000        2,422
                                                      --------
                                                        13,033
                                                      --------

                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------

FOREIGN COMMON STOCKS -- CONTINUED
IRELAND -- 1.7%
  Bank of Ireland ...................     556,337      $ 5,347
  Elan, ADR* ........................      88,818        5,126
                                                      --------
                                                        10,473
                                                      --------
ISRAEL -- 1.7%
  Amdocs* ...........................     102,917        6,360
  Check Point Software Technologies*       60,134        3,239
  Oridion Systems* ..................      55,223        1,339
                                                      --------
                                                        10,938
                                                      --------
ITALY -- 3.0%
  Assicurazioni Generali*# ..........     118,951        3,378
  IntesaBci* ........................   1,995,642        7,426
  Saipem* ...........................     252,000        1,570
  Telecom Italia# ...................     409,499        3,888
  TIM ...............................     440,702        2,556
                                                      --------
                                                        18,818
                                                      --------
JAPAN -- 15.7%
  Asahi Glass .......................     655,000        5,386
  Canon .............................     153,522        6,086
  Chubu Electric Power# .............     230,837        4,449
  Dainippon Pharmaceutical ..........     406,145        5,698
  Fanuc .............................          99            5
  Fuji Heavy Industries .............     743,700        5,189
  Kansai Electric Power .............     278,200        4,847
  Komori# ...........................     222,000        2,950
  NEC# ..............................     307,649        5,041
  Nintendo ..........................      33,250        6,436
  NTT Docomo ........................         304        5,833
  Orix ..............................      76,610        7,956
  Promise ...........................      92,800        7,373
  SMC ...............................      56,513        6,825
  Sony# .............................          61            5
  Sony, ADR .........................     111,050        8,673
  Takeda Chemical Industries ........      78,300        3,987
  Tanabe Seiyaku ....................     372,000        3,851
  Tokio Marine & Fire Insurance# ....     305,363        3,207
  Tokyo Electron# ...................      50,950        3,499
  Toyo INK MFG# .....................     465,000        1,499
                                                      --------
                                                        98,795
                                                      --------
MEXICO -- 2.6%
  America Movil SA de CV, ADR* ......     130,960        2,670
  Cemex, ADR ........................     144,500        3,828
  Fomento Economico Mexicano, ADR ...      94,000        4,028
  Telefonos de Mexico, ADR ..........     169,710        5,853
                                                      --------
                                                        16,379
                                                      --------
NETHERLANDS -- 9.4%
  ASM International* ................     121,300        2,684
  DSM ...............................     168,130        6,208
  Hunter Douglas# ...................     177,260        4,582
  ING Groep .........................     105,073        6,858
  Koninklijke Ahold .................     243,544        7,405
  Koninklijke Philips Electronics, ADR    240,350        6,658
  Nutreco Holding ...................      85,364        3,766
  Royal Dutch Petroleum .............     103,765        6,303
  Royal Dutch Petroleum, ADR ........      91,014        5,550


                             See Accompanying Notes

                                                         SCHEDULE OF INVESTMENTS
                                                ARMADA INTERNATIONAL EQUITY FUND
================================================================================
                                                                    MAY 31, 2001

                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------

FOREIGN COMMON STOCKS -- CONTINUED
NETHERLANDS -- CONTINUED
  Unilever ..........................      69,287     $  3,852
  Wolters Kluwer ....................     204,000        5,250
                                                      --------
                                                        59,116
                                                      --------
NORWAY -- 1.8%
  Norsk Hydro# ......................     179,336        7,496
  Royal Caribbean Cruises ...........     185,150        3,977
                                                      --------
                                                        11,473
                                                      --------
SINGAPORE -- 1.1%
  Sembcorp Industries ...............   2,072,000        1,810
  Singapore Technologies Engineering    2,129,530        3,014
  Singapore Telecommunications ......   2,312,000        2,147
                                                      --------
                                                         6,971
                                                      --------
SOUTH KOREA -- 0.9%
  Pohang Iron & Steel, ADR ..........     267,060        5,435
                                                      --------
SPAIN -- 6.9%
  Acerinox ..........................     149,141        4,677
  Aguas de Barcelona ................     233,400        3,541
  Banco Bilbao Vizcaya Argentaria ...     629,547        8,591
  Cortefiel* ........................     175,900        2,669
  Endesa ............................     515,300        8,412
  Repsol ............................     547,400        9,771
  Telefonica* .......................     265,209        3,905
  Telefonica, ADR* ..................      34,416        1,528
                                                      --------
                                                        43,094
                                                      --------
SWEDEN -- 3.3%
  Electrolux, Cl B ..................     212,000        3,131
  Nordea# ...........................     803,258        4,476
  Sandvik ...........................     234,370        4,952
  Svenska Cellulosa, Cl B# ..........     365,700        7,999
                                                      --------
                                                        20,558
                                                      --------
SWITZERLAND -- 9.0%
  Adecco# ...........................     111,600        6,345
  Credit Suisse Group ...............      28,663        5,193
  Julius Baer Holding, Cl B .........         839        3,465
  Nestle* ...........................       3,179        6,581
  Novartis ..........................     305,620       11,627
  Swatch Group, Cl B ................       6,810        7,565
  Swiss Re ..........................       2,728        5,292
  UBS ...............................      68,907       10,294
                                                      --------
                                                        56,362
                                                      --------
UNITED KINGDOM -- 17.0%
  AstraZeneca, ADR ..................     143,416        6,858
  Barclays ..........................     201,401        6,050
  Billiton ..........................     942,220        4,802
  BP ................................     946,636        8,365
  BP, ADR ...........................     153,341        8,187
  British Energy ....................   1,536,900        6,332
  Capita Group ......................     592,586        4,142
  Compass Group* ....................     834,100        6,173
  Diageo ............................     619,690        6,691
  Enterprise Oil ....................     369,895        3,284
  Hilton Group ......................   1,860,000        6,520
  HSBC Holdings .....................     631,757        7,857
  Imperial Tobacco Group ............     310,619        3,380
  Northern Rock .....................     513,821        3,755
  Royal Bank of Scotland Group ......     229,977        5,293
  Scottish Power ....................     577,126        4,189
  Somerfield* .......................   1,694,599        2,859
  Vodafone Group ....................   3,421,400        8,810
  Vodafone Group, ADR ...............      42,413        1,098
  Wetherspoon (J.D.) ................     368,952        1,884
                                                      --------
                                                       106,529
                                                      --------
TOTAL FOREIGN COMMON STOCKS
  (Cost $588,803) ...............................      606,933
                                                      --------



                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------
FOREIGN PREFERRED STOCK
GERMANY -- 0.9%
     Henkel KGaA# ...................      97,103     $  5,827
                                                      --------
TOTAL FOREIGN PREFERRED STOCK
   (Cost $6,611) ................................        5,827
                                                      --------
CASH EQUIVALENT -- 0.8%
  Goldman Sachs Financial Square
  Prime Obligation Money Market Fund    4,999,259        4,999
                                                      --------
TOTAL CASH EQUIVALENT
   (Cost $4,999) ................................        4,999
                                                      --------
TOTAL INVESTMENTS -- 98.3%
   (Cost $600,413) ..............................      617,759
                                                      ========
OTHER ASSETS AND LIABILITIES, NET -- 1.7% ........      10,425
                                                      --------
TOTAL NET ASSETS -- 100.0% .......................    $628,184
                                                      ========
---------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS

At May 31, 2001, sector diversification of the Fund was as follows:

SECTOR DIVERSIFICATION           % OF NET ASSETS VALUE (000)
----------------------           --------------- -----------
COMMON STOCK
Banks                                11.8%        $74,240
Oil & Gas                             9.5%         59,685
Pharmaceuticals/Medical Products      8.3%         52,128
Telecommunications                    7.1%         44,587
Consumer Goods                        5.9%         37,099
Power Distribution                    5.8%         36,421
Insurance                             4.7%         29,405
Food Product Retailer                 4.4%         27,843
Machinery                             3.3%         20,999
Electronic Equipment                  3.2%         20,211
Diversified Operations                3.1%         19,750
General Building Contractors          2.7%         17,058
Business Services                     2.7%         16,660
Financial Services                    2.5%         15,329
News Media                            2.4%         15,257
Communications                        2.4%         15,173
Leisure                               2.3%         14,291
Metals                                2.1%         13,343
Aerospace/Defense                     1.6%         10,135
Engineering Services                  1.6%          9,960
Semiconductors                        1.6%          9,720
Jewelry                               1.2%          7,565
Real Estate                           1.1%          7,142
Beverages                             1.1%          6,691
Computers                             1.0%          6,501
Chemicals                             1.0%          6,208
Automotive                            0.8%          5,189
Mining & Minerals                     0.8%          4,802
Water Supply                          0.6%          3,541
                                    ------       --------
TOTAL COMMON STOCKS                  96.6%        606,933
FOREIGN PREFERRED STOCK               0.9%          5,827
CASH EQUIVALENT                       0.8%          4,999
                                    ------       --------
TOTAL INVESTMENTS                    98.3%        617,759
                                    ------       --------
OTHER ASSETS AND
     LIABILITIES, NET                 1.7%         10,425
                                    ------       --------
NET ASSETS                          100.0%       $628,184
                                    ======       ========

                             See Accompanying Notes

SCHEDULE OF INVESTMENTS
ARMADA LARGE CAP ULTRA FUND
================================================================================
MAY 31, 2001
                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------
COMMON STOCKS -- 97.7%
COMMERCIAL SERVICES -- 7.4%
  Automatic Data Processing .........      48,200     $  2,590
  Computer Sciences* ................      40,000        1,680
  Concord EFS* ......................     113,940        5,777
  DST Systems* ......................      40,000        2,126
  Sungard Data Systems* .............      50,700        3,016
                                                      --------
                                                        15,189
                                                      --------
CONSUMER CYCLICALS -- 7.8%
  Costco Wholesale* .................      50,000        1,945
  CVS ...............................      40,000        2,196
  Home Depot ........................      99,800        4,919
  Wal-Mart Stores ...................      98,972        5,122
  Walgreen ..........................      50,140        2,015
                                                      --------
                                                        16,197
                                                      --------
CONSUMER NON-CYCLICALS -- 1.2%
  PepsiCo ...........................      54,300        2,430
                                                      --------
CONSUMER SERVICES -- 5.3%
  AOL Time Warner* ..................     161,050        8,412
  Viacom, Cl B*# ....................      42,800        2,467
                                                      --------
                                                        10,879
                                                      --------
ENERGY -- 3.0%
  Transocean Sedco Forex ............      62,700        3,351
  Weatherford International*# .......      50,000        2,818
                                                      --------
                                                         6,169
                                                      --------
FINANCIALS -- 5.3%
  American International Group ......      64,479        5,223
  Bank of New York ..................      40,000        2,184
  Providian Financial ...............      60,000        3,406
                                                      --------
                                                        10,813
                                                      --------
HEALTHCARE -- 23.3%
  Abbott Laboratories ...............      55,800        2,900
  American Home Products ............      50,000        3,165
  Amgen* ............................      43,800        2,907
  Baxter International ..............      72,400        3,575
  Bristol-Myers Squibb ..............      54,700        2,967
  Eli Lilly .........................      35,700        3,024
  Genentech .........................      42,600        2,132
  Johnson & Johnson# ................      29,360        2,846
  Medtronic .........................      46,360        1,993
  Merck .............................      58,680        4,283
  Pfizer ............................     292,800       12,558
  Pharmacia .........................      55,100        2,676
  Schering-Plough ...................      69,300        2,907
                                                      --------
                                                        47,933
                                                      --------
INDUSTRIALS -- 9.8%
  General Electric ..................     288,224       14,123
  Tyco International ................     103,372        5,939
                                                      --------
                                                        20,062
                                                      --------

                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------
COMMON STOCKS -- CONTINUED
TECHNOLOGY -- 31.3%
  Altera* ...........................      84,400      $ 2,026
  Amdocs* ...........................      70,700        4,369
  Analog Devices* ...................      49,700        2,214
  Applied Materials* ................      52,400        2,616
  BEA Systems*# .....................      55,000        1,973
  Check Point Software Technologies*#      35,000        1,885
  Cisco Systems* ....................     255,276        4,917
  Citrix Systems* ...................      95,000        2,271
  EMC-Mass* .........................     102,264        3,232
  Gemstar-TV Guide International ....      54,317        1,976
  Intel .............................     195,000        5,267
  International Business Machines ...      28,420        3,177
  JDS Uniphase* .....................      45,600          762
  Micron Technology* ................      35,000        1,313
  Microsoft* ........................     177,544       12,282
  Oracle* ...........................     150,600        2,304
  Qualcomm* .........................      33,004        2,005
  Rational Software*# ...............      80,100        1,930
  Sanmina*# .........................      80,000        2,165
  Sun Microsystems* .................      81,552        1,343
  Texas Instruments .................      54,708        1,867
  Veritas Software* .................      39,500        2,603
                                                      --------
                                                        64,497
                                                      --------
TELECOMMUNICATIONS -- 1.5%
  McLeod USA, Cl A ..................     256,300        1,182
  Qwest Communications International       53,200        1,955
                                                      --------
                                                         3,137
                                                      --------
UTILITIES -- 1.8%
  AES* ..............................      80,900        3,673
                                                      --------
TOTAL COMMON STOCKS
(Cost $156,541) .................................      200,979
                                                      --------

CASH EQUIVALENT -- 2.2%
  Goldman Sachs Financial Square Prime
  Obligation Money Market Fund          4,476,915        4,477
                                                      --------
TOTAL CASH EQUIVALENT
(Cost $4,477) ...................................        4,477
                                                      --------
TOTAL INVESTMENTS -- 99.9%
(Cost $161,018) .................................      205,456
                                                      ========
OTHER ASSETS AND LIABILITIES, NET -- 0.1% ........         247
                                                      --------
TOTAL NET ASSETS -- 100.0% .......................    $205,703
                                                      ========



--------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
CL--CLASS


                             See Accompanying Notes

                                                         SCHEDULE OF INVESTMENTS
                                                     ARMADA LARGE CAP VALUE FUND
================================================================================
                                                                    MAY 31, 2001

                                         --------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                         --------------------
COMMON STOCKS -- 99.1%
BASIC MATERIALS -- 5.3%
  Alcoa .............................     374,200     $ 16,147
  Dow Chemical ......................     219,500        7,860
  Praxair ...........................     157,500        7,921
  Weyerhaeuser ......................     137,200        7,849
                                                      --------
                                                        39,777
                                                      --------
CONSUMER CYCLICALS -- 6.1%
  Ford Motor ........................     317,700        7,736
  Johnson Controls ..................     182,300       12,834
  Masco .............................     423,600        9,895
  May Department Stores .............     256,000        8,371
  TJX ...............................     227,300        7,605
                                                      --------
                                                        46,441
                                                      --------
CONSUMER NON-CYCLICALS -- 6.3%
  Conagra Foods .....................     323,800        6,751
  Fortune Brands ....................     280,400        9,632
  General Mills .....................     171,500        7,265
  Kimberly-Clark ....................     114,700        6,934
  Kroger* ...........................     293,200        7,312
  UST# ..............................     347,400       10,130
                                                      --------
                                                        48,024
                                                      --------
CONSUMER SERVICES -- 3.7%
  Clear Channel Communications*# ....     175,000       10,670
  Comcast, Cl A* ....................     245,000       10,035
  Knight Ridder# ....................     130,000        7,142
                                                      --------
                                                        27,847
                                                      --------
ENERGY -- 13.6%
  Amerada Hess ......................     109,500        9,378
  Apache# ...........................     115,500        6,878
  Chevron# ..........................     130,500       12,534
  Conoco, Cl B ......................     238,000        7,426
  Exxon Mobil .......................     190,000       16,862
  Occidental Petroleum ..............     251,100        7,525
  Phillips Petroleum ................     174,700       11,310
  Talisman Energy* ..................     200,300        8,150
  Texaco# ...........................     214,700       15,330
  USX-Marathon Group ................     233,200        7,544
                                                      --------
                                                       102,937
                                                      --------
FINANCIALS -- 24.2%
  American General ..................     313,600       14,184
  Bank of America ...................     343,800       20,370
  Chubb .............................     198,400       14,949
  Citigroup .........................     323,900       16,600
  CNA Financial* ....................     213,000        8,484
  Fannie Mae ........................     133,000       10,964
  First Union .......................     463,900       14,961
  FleetBoston Financial .............     362,000       15,056
  Freddie Mac .......................     344,000       22,773
  Merrill Lynch# ....................     113,000        7,342
  SouthTrust ........................     511,000       12,760
  St Paul ...........................     209,100       10,580
  Suntrust Banks ....................     226,700       13,924
                                                      --------
                                                       182,947
                                                      --------
FINANCIAL CONDUIT -- 3.0%
  Lehman Brothers Holdings# .........      96,500        6,910
  PNC Financial Services Group ......     231,200       16,011
                                                      --------
                                                        22,921
                                                      --------


                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------
COMMON STOCKS -- CONTINUED
HEALTHCARE -- 4.2%
  Cigna .............................      93,600      $ 8,842
  Quest Diagnostics* ................      69,600        8,603
  Tenet Healthcare* .................     311,000       14,147
                                                      --------
                                                        31,592
                                                      --------
INDUSTRIALS -- 6.3%
  Caterpillar# ......................     181,300        9,819
  Cooper Industries .................     202,600        7,705
  Minnesota Mining & Manufacturing ..     128,800       15,273
  United Technologies ...............     180,100       15,004
                                                      --------
                                                        47,801
                                                      --------
REAL ESTATE INVESTMENT TRUSTS -- 1.8%
  Duke-Weeks Realty .................     581,200       13,577
                                                      --------
TECHNOLOGY -- 12.3%
  Applied Materials*# ...............     162,700        8,124
  Boeing ............................     162,900       10,245
  General Dynamics ..................     204,600       15,861
  Hewlett-Packard ...................     271,800        7,969
  Honeywell International ...........      79,000        3,824
  Hubbell, Cl B .....................     258,500        7,458
  International Business Machines ...      75,200        8,407
  Lexmark International* ............      99,200        6,149
  Northrop Grumman# .................     100,500        8,920
  Textron ...........................     112,700        6,493
  TRW# ..............................     221,400        9,600
                                                      --------
                                                        93,050
                                                      --------
TELECOMMUNICATIONS -- 7.3%
  AT&T ..............................     176,000        3,726
  BellSouth .........................     261,400       10,778
  SBC Communications ................     356,400       15,343
  Verizon Communications ............     410,900       22,538
  WorldCom* .........................     176,600        3,151
                                                      --------
                                                        55,536
                                                      --------
TRANSPORTATION -- 1.3%
  Union Pacific .....................     173,500        9,976
                                                      --------
UTILITIES -- 3.7%
  Dominion Resources of Virginia ....     206,500       13,691
  Enron .............................      77,600        4,106
  XCEL Energy .......................     328,700        9,960
                                                      --------
                                                        27,757
                                                      --------
TOTAL COMMON STOCKS
(Cost $614,259) .................................      750,183
                                                      --------

CASH EQUIVALENT -- 0.7%
  Fidelity Domestic Money
  Market Fund .......................   5,563,004        5,563
                                                      --------
TOTAL CASH EQUIVALENT
(Cost $5,563) ...................................        5,563
                                                      --------
TOTAL INVESTMENTS -- 99.8%
(Cost $619,822) .................................      755,746
                                                      ========
OTHER ASSETS AND LIABILITIES, NET -- 0.2% ........       1,221
                                                      --------
TOTAL NET ASSETS -- 100.0% .......................    $756,967
                                                      ========


-------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
CL--CLASS

                             See Accompanying Notes

SCHEDULE OF INVESTMENTS
ARMADA MID CAP GROWTH FUND
================================================================================
MAY 31, 2001
                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------
COMMON STOCKS -- 91.7%
BASIC MATERIALS -- 0.7%
  Arch Coal .........................      56,000      $ 1,728
                                                      --------
COMMERCIAL SERVICES -- 10.9%
  Affiliated ComputerServices, Cl A*#      51,200        3,699
  Career Education* .................      50,000        2,518
  Concord EFS* ......................     125,200        6,348
  Fiserv* ...........................      49,700        2,739
  Peoplesoft* .......................      84,300        3,402
  Robert Half International* ........     119,800        3,378
  Sungard Data Systems* .............      61,700        3,670
                                                      --------
                                                        25,754
                                                      --------
CONSUMER CYCLICALS -- 7.7%
  Abercrombie & Fitch, Cl A* ........      82,000        3,381
  BJ's Wholesale Club* ..............      56,000        2,730
  CDW Computer Centers* .............      47,400        1,889
  Cost Plus of California* ..........     120,400        3,383
  Family Dollar Stores ..............     143,200        3,981
  Gentex* ...........................      83,700        2,620
                                                      --------
                                                        17,984
                                                      --------
CONSUMER NON-CYCLICALS -- 1.7%
  Constellation Brands, Cl A* .......     102,400        3,958
                                                      --------
CONSUMER SERVICES -- 4.8%
  CEC Entertainment* ................      86,500        3,745
  Hotel Reservations Network, Cl A*#       32,000        1,228
  International Game Technology* ....      19,600        1,204
  Royal Caribbean Cruises# ..........      65,000        1,396
  Univision Communications, Cl A*# ..      85,800        3,752
                                                      --------
                                                        11,325
                                                      --------
ENERGY -- 5.0%
  Anadarko Petroleum# ...............      36,100        2,260
  Apache ............................      43,500        2,590
  Ensco International ...............      65,600        2,113
  Global Marine* ....................      91,000        2,334
  Noble Drilling* ...................      58,700        2,506
                                                      --------
                                                        11,803
                                                      --------
FINANCIALS -- 8.6%
  AmeriCredit*# .....................     123,400        6,442
  Capital One Financial .............      51,900        3,379
  Popular ...........................      64,700        2,028
  Progressive of Ohio ...............      27,800        3,643
  Providian Financial ...............      82,800        4,700
                                                      --------
                                                        20,192
                                                      --------
HEALTHCARE -- 20.0%
  Allergan ..........................      41,400        3,714
  Alza* .............................      51,900        2,447
  Cytyc* ............................     133,200        2,904
  Enzon* ............................      20,400        1,428
  First Health Group* ...............      45,700        2,294
  Forest Laboratories* ..............      74,700        5,532
  Idec Pharmaceuticals*# ............      58,000        3,573
  King Pharmaceuticals* .............     154,300        7,805
  Medimmune* ........................      55,700        2,221
  Millennium Pharmaceuticals* .......      63,000        2,405
  Minimed* ..........................      74,900        3,503
  Omnicare ..........................     121,900        2,555

                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------
COMMON STOCKS -- CONTINUED
HEALTHCARE -- CONTINUED
  OSI Pharmaceuticals* ..............      26,300      $ 1,189
  Shire Pharmaceuticals, ADR*# ......      44,400        2,202
  Titan Pharmaceuticals*# ...........      96,600        3,024
                                                      --------
                                                        46,796
                                                      --------
INDUSTRIALS -- 1.4%
  Active Power* .....................     135,000        3,301
                                                      --------
TECHNOLOGY -- 23.8%
  Advanced Micro Devices* ...........     115,000        3,249
  Citrix Systems* ...................     112,900        2,698
  Comverse Technology* ..............      33,100        1,920
  Electronics for Imaging* ..........     123,000        2,953
  Empresa Bras de Aeronautica, ADR ..      69,200        2,865
  FEI* ..............................      40,000        1,416
  Integrated Device Technology*# ....      91,000        3,334
  Internet Security Systems*# .......      34,600        1,678
  Jabil Circuit*# ...................      83,500        2,453
  Kla-Tencor* .......................      60,900        3,144
  Lexmark International* ............      37,600        2,331
  Macrovision* ......................      52,700        2,724
  Mercury Interactive* ..............      56,400        3,341
  Novellus Systems*# ................      45,900        2,199
  NVIDIA*# ..........................      21,200        1,815
  Openwave Systems*# ................      78,300        3,001
  Rational Software*# ...............      55,700        1,342
  Sanmina*# .........................      69,200        1,873
  SCI Systems*# .....................     117,400        2,772
  Scientific-Atlanta ................      52,700        2,767
  Symbol Technologies ...............      70,050        1,797
  Tech Data* ........................      92,600        2,780
  Vitesse Semiconductor* ............      57,200        1,413
                                                      --------
                                                        55,865
                                                      --------
TELECOMMUNICATIONS -- 2.8%
  Broadwing* ........................     192,600        4,755
  Brocade Communications Systems*# ..      49,700        1,938
                                                      --------
                                                         6,693
                                                      --------
TRANSPORTATION -- 1.1%
  Skywest ...........................      87,000        2,471
                                                      --------
UTILITIES -- 3.2%
  Black Hills .......................      32,500        1,784
  Calpine*# .........................      45,500        2,243
  Mirant* ...........................      90,000        3,537
                                                      --------
                                                         7,564
                                                      --------
TOTAL COMMON STOCKS
(Cost $190,382) .................................      215,434
                                                      --------

CASH EQUIVALENT -- 3.5%
  Goldman Sachs Financial Square Prime
  Obligation Money Market Fund ......   8,261,132        8,261
                                                      --------
TOTAL CASH EQUIVALENT
(Cost $8,261) ...................................        8,261
                                                      --------

                             See Accompanying Notes

                                                         SCHEDULE OF INVESTMENTS
                                                      ARMADA MID CAP GROWTH FUND
================================================================================
                                                                    MAY 31, 2001

                                          -------------------
                                                        VALUE
                                          PAR (000)     (000)
                                          -------------------

REPURCHASE AGREEMENT -- 5.6%
Morgan Stanley Dean Witter
  4.100% (dated 05/31/01,
  matures 06/01/01, repurchase
  price $13,001,481; collateralized
  by FNMA obligation: total
  value $13,283,157) ................     $13,000     $ 13,000
                                                      --------
TOTAL REPURCHASE AGREEMENT
(Cost $13,000) ..................................       13,000
                                                      --------
TOTAL INVESTMENTS -- 100.8%
(Cost $211,643) .................................      236,695
                                                      ========
OTHER ASSETS AND LIABILITIES, NET -- (0.8%) ......      (1,816)
                                                      --------
TOTAL NET ASSETS -- 100.0% .......................    $234,879
                                                      ========


-------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION

                             See Accompanying Notes

SCHEDULE OF INVESTMENTS
ARMADA SMALL CAP GROWTH FUND
================================================================================
MAY 31, 2001

                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------

COMMON STOCKS -- 94.7%
BASIC MATERIALS -- 2.4%
  Arch Coal .........................      80,500     $  2,483
  SurModics* ........................     110,000        5,966
                                                      --------
                                                         8,449
                                                      --------
COMMERCIAL SERVICES -- 8.3%
  Affiliated ComputerServices, Cl A*#      36,500        2,637
  Barra* ............................      55,000        2,296
  Career Education* .................      72,500        3,651
  Copart* ...........................     158,000        3,792
  Corinthian Colleges* ..............     100,000        4,386
  Corporate Executive Board* ........     116,000        3,916
  eFunds* ...........................     170,000        3,555
  Fair Isaac ........................      62,500        4,687
                                                      --------
                                                        28,920
                                                      --------
CONSUMER CYCLICALS -- 11.1%
  99 Cents Only Stores* .............      88,500        2,412
  Abercrombie & Fitch, Cl A* ........      87,000        3,587
  Christopher & Banks*# .............     120,600        4,650
  Cost Plus of California*# .........     136,000        3,822
  Electronics Boutique Holdings* ....     130,000        3,797
  Gentex* ...........................     144,000        4,507
  Insight Enterprises* ..............     206,000        4,740
  Oakley* ...........................     150,000        3,765
  Too* ..............................     177,000        3,984
  Tweeter Home Entertainment Group* .     135,000        3,645
                                                      --------
                                                        38,909
                                                      --------
CONSUMER NON-CYCLICALS -- 1.1%
  Whole Foods Market*# ..............      66,700        3,820
                                                      --------
CONSUMER SERVICES -- 8.0%
  Alliance Gaming* ..................     125,000        3,639
  Buca*# ............................     300,000        6,540
  Entercom Communications*# .........      75,000        3,673
  O'Charleys* .......................     177,100        3,082
  Panera Bread, Cl A* ...............      85,000        3,125
  Penn National Gaming* .............     225,000        4,549
  PLATO Learning* ...................     123,900        3,363
                                                      --------
                                                        27,971
                                                      --------
ENERGY -- 6.7%
  CAL Dive International* ...........      84,000        2,386
  Hydril*# ..........................     125,000        3,719
  Pride International*# .............     155,000        4,128
  Varco International* ..............     150,000        3,613
  Veritas DGC* ......................     125,000        4,376
  XTO Energy* .......................     177,500        5,236
                                                      --------
                                                        23,458
                                                      --------
FINANCIALS -- 4.8%
  AmeriCredit*# .....................     130,500        6,812
  Cullen/Frost Bankers ..............     100,000        3,350
  Doral Financial ...................     132,500        3,641
  Investment Technology Group* ......      56,000        2,828
                                                      --------
                                                        16,631
                                                      --------


                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------
COMMON STOCKS -- CONTINUED
HEALTHCARE -- 19.8%
  Cytyc*# ...........................     255,000      $ 5,559
  Diagnostic Products ...............      67,500        5,246
  Dianon Systems* ...................      88,000        3,256
  ESC Medical Systems* ..............     250,000        6,812
  KV Pharmaceutical, Cl A* ..........      56,500        1,209
  Manor Care* .......................     132,500        3,279
  OSI Pharmaceuticals* ..............      35,000        1,583
  Pharmaceutical Product Devel* .....     150,000        4,813
  Pharmaceutical Resources*# ........     200,000        4,992
  Priority Healthcare, Cl B* ........      71,306        2,466
  Respironics* ......................     105,000        2,938
  SICOR* ............................     417,400        7,171
  Tanox*# ...........................     103,000        3,232
  Taro Pharmaceuticals Industries*# .      80,000        5,462
  Titan Pharmaceuticals*# ...........     153,900        4,817
  Urologix*# ........................     150,000        3,336
  Vital Signs .......................      86,150        2,977
                                                      --------
                                                        69,148
                                                      --------
INDUSTRIALS -- 2.5%
  Active Power* .....................     230,000        5,623
  Woodward Governor .................      39,680        3,003
                                                      --------
                                                         8,626
                                                      --------
TECHNOLOGY -- 21.7%
  Activision*# ......................     100,500        3,423
  Advent Software* ..................      66,000        4,307
  ASM International* ................     175,000        3,873
  Brooks Automation*# ...............      60,000        2,953
  Cirrus Logic*# ....................     156,600        3,101
  Echelon*# .........................     160,000        3,384
  Electronics for Imaging* ..........     151,000        3,625
  EPIQ Systems* .....................     135,000        4,347
  Fairchild Semiconductor
  International, Cl A* ..............     135,000        2,666
  FEI* ..............................     111,500        3,947
  Macrovision* ......................      37,000        1,913
  Mercury Computer Systems* .........      95,000        4,531
  MKS Instruments* ..................     125,000        3,338
  Pixelworks*# ......................     220,000        5,535
  Plexus* ...........................     142,000        4,287
  SONICblue* ........................     550,000        1,990
  SonicWall,*# ......................     212,800        3,503
  Take-Two Interactive Software* ....     250,000        5,190
  Talx* .............................      61,800        2,330
  Therma-Wave* ......................     327,000        4,725
  Zoran* ............................     147,000        2,775
                                                      --------
                                                        75,743
                                                      --------
TELECOMMUNICATIONS -- 1.8%
  AirGate PCS*# .....................      90,000        3,907
  Metro One Telecommunications*# ....      55,000        2,476
                                                      --------
                                                         6,383
                                                      --------

                             See Accompanying Notes

                                                         SCHEDULE OF INVESTMENTS
                                                    ARMADA SMALL CAP GROWTH FUND
================================================================================
                                                                    MAY 31, 2001

                                     ------------------------
                                        NUMBER OF       VALUE
                                     SHARES/PAR (000)   (000)
                                     ------------------------
COMMON STOCKS -- CONTINUED
TRANSPORTATION -- 5.0%
  Atlantic Coast Airlines Holdings* .     180,000     $  4,655
  C H Robinson Worldwide ............     128,000        3,821
  Skywest ...........................     200,000        5,680
  USFreightways# ....................     120,000        3,406
                                                      --------
                                                        17,562
                                                      --------
UTILITIES -- 1.5%
  Black Hills .......................      95,500        5,243
                                                      --------
TOTAL COMMON STOCKS
(Cost $283,431) .................................      330,863
                                                      --------

REGISTERED INVESTMENT COMPANY -- 0.3%
  iShares Trust Russell 2000 Growth
  Index Fund ........................      16,500        1,039
                                                      --------
TOTAL REGISTERED INVESTMENT COMPANY
(Cost $1,318) ...................................        1,039
                                                      --------

CASH EQUIVALENT -- 3.8%
  Goldman Sachs Financial Square Prime
  Obligation Money Market Fund ......  13,438,630       13,439
                                                      --------
TOTAL CASH EQUIVALENT
(Cost $13,439) ..................................       13,439
                                                      --------

REPURCHASE AGREEMENT -- 2.3%
Morgan Stanley Dean Witter
  4.100% (dated 05/31/01, matures
  06/01/01, repurchase price
  $8,000,911; collateralized by various
  government obligations: total
  value $8,171,848) .................     $ 8,000        8,000
                                                      --------
TOTAL REPURCHASE AGREEMENT
(Cost $8,000) ...................................        8,000
                                                      --------
TOTAL INVESTMENTS -- 101.1%
(Cost $306,188) .................................      353,341
                                                      ========
OTHER ASSETS AND LIABILITIES, NET -- (1.1%) ......      (3,876)
                                                      --------
TOTAL NET ASSETS -- 100.0% .......................    $349,465
                                                      ========


-------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
CL--CLASS

                             See Accompanying Notes

SCHEDULE OF INVESTMENTS
ARMADA SMALL CAP VALUE FUND
================================================================================
MAY 31, 2001

                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------


COMMON STOCKS -- 91.0%
BASIC MATERIALS -- 8.5%
  Arch Coal .........................     193,000     $  5,954
  Cabot .............................     133,500        5,008
  Chemfirst .........................     126,900        3,287
  Cytec Industries* .................     136,600        4,829
  Minerals Technologies .............     184,100        7,438
  Packaging Corporation of America* .     381,900        6,110
  Peabody Energy* ...................         960           33
  Rayonier ..........................     160,000        7,158
  Sappi, ADR ........................     418,000        4,151
  USEC ..............................     422,600        3,960
                                                      --------
                                                        47,928
                                                      --------
COMMERCIAL SERVICES -- 0.6%
  Rent-Way* .........................     438,350        3,112
                                                      --------
CONSUMER CYCLICALS -- 11.7%
  BorgWarner ........................     146,300        6,620
  Charming Shoppes*# ................     524,500        3,173
  Dal-Tile International* ...........     181,100        2,898
  Dillards, Cl A# ...................     264,100        4,310
  Furniture Brands International* ...     139,800        3,176
  Lafarge ...........................     218,500        7,160
  Lear* .............................     132,700        4,629
  Mohawk Industries* ................     149,000        4,772
  Phillips-Van Heusen ...............     208,400        3,230
  Ryland Group ......................      91,500        4,145
  School Specialty* .................     256,100        5,944
  Venator Group* ....................     230,400        3,064
  Webb* .............................      67,600        2,545
  Wolverine World Wide# .............     396,400        6,739
  Zale*# ............................     107,700        3,502
                                                      --------
                                                        65,907
                                                      --------
CONSUMER NON-CYCLICALS -- 2.1%
  Constellation Brands, Cl A*# ......     168,700        6,520
  Performance Food Group* ...........     204,200        5,242
                                                      --------
                                                        11,762
                                                      --------
CONSUMER SERVICES -- 5.5%
  Argosy Gaming* ....................     253,100        6,158
  Belo, Cl A ........................     257,400        5,017
  Brunswick .........................     324,500        7,334
  M T R Gaming Group*# ..............     249,100        2,356
  Rare Hospitality International* ...     206,800        4,812
  Ruby Tuesday ......................     315,300        5,360
                                                      --------
                                                        31,037
                                                      --------
ENERGY -- 3.1%
  Cabot Oil & Gas, Cl A .............     112,100        3,453
  Helmerich & Payne .................     139,500        5,516
  Swift Energy* .....................     156,000        5,228
  Valero Energy# ....................      78,400        3,457
                                                      --------
                                                        17,654
                                                      --------
FINANCIALS -- 16.8%
  Affiliated Managers Group* ........      98,700        5,529
  Astoria Financial .................     139,950        7,823
  Bancwest ..........................     201,500        6,917
  Colonial Bancgroup ................     628,300        7,803
  Dime Community Bancshares .........     275,200        7,843
  Everest Re Group ..................      97,200        6,600




                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------
COMMON STOCKS -- CONTINUED
FINANCIALS -- CONTINUED
  First Midwest Bancorp .............     183,000     $  5,197
  Fpic Insurance Group*# ............     312,300        3,435
  Fulton Financial ..................     132,050        2,638
  Harleysville Group ................     101,800        2,597
  IndyMac Bancorp* ..................      89,200        2,074
  PFF Bancorp .......................     111,200        2,393
  Radian Group ......................      67,100        5,697
  RenaissanceRe Holdings ............      53,100        3,645
  Sky Financial Group ...............     215,900        4,048
  Triad Guaranty* ...................     107,200        3,806
  Trustmark .........................     184,500        4,033
  Washington Federal ................     313,450        7,993
  Whitney Holding ...................     109,500        4,577
                                                      --------
                                                        94,648
                                                      --------
HEALTHCARE -- 6.8%
  Bergen Brunswig, Cl A .............     304,100        6,264
  Beverly Enterprises* ..............     287,400        2,587
  Cambrex ...........................      89,100        4,759
  Cooper ............................     179,600        8,208
  First Health Group* ...............     122,600        6,155
  Health Net* .......................     209,100        4,025
  Owens & Minor# ....................     340,600        6,318
                                                      --------
                                                        38,316
                                                      --------
INDUSTRIALS -- 5.8%
  Agco ..............................     522,200        4,517
  Belden ............................     287,900        7,278
  Kennametal ........................     105,300        3,699
  Newport News Shipbuilding# ........      96,900        6,195
  Tecumseh Products, Cl A ...........      71,800        3,738
  Timken ............................     207,100        3,666
  York International ................      99,300        3,500
                                                      --------
                                                        32,593
                                                      --------
REAL ESTATE INVESTMENT TRUSTS -- 8.3%
  Arden Realty ......................     189,400        4,663
  Developers Diversified Realty .....     201,900        3,402
  First Industrial Realty Trust .....     243,000        7,594
  Gables Residential Trust ..........     289,900        8,187
  General Growth Properties .........      90,680        3,420
  Great Lakes Reit ..................     101,000        1,732
  Highwoods Properties ..............     220,400        5,499
  Smith (Charles E) Residential Realty     97,000        4,690
  Summit Properties .................     316,300        7,749
                                                      --------
                                                        46,936
                                                      --------
TECHNOLOGY -- 9.3%
  Alliant Techsystems* ..............      46,500        4,434
  Anixter International* ............     148,500        4,440
  Entegris* .........................     271,900        3,317
  Fairchild Semiconductor
  International, Cl A* ..............     297,200        5,870
  Filenet* ..........................     255,900        3,137
  Kent Electronics* .................     255,900        5,479
  Microsemi* ........................      61,000        3,508
  MSC.Software* .....................     323,400        6,452
  Precision Castparts ...............     159,500        7,141
  Read-Rite* ........................     605,700        3,047
  Therma-Wave* ......................     395,800        5,719
                                                      --------
                                                        52,544
                                                      --------


                             See Accompanying Notes

                                                         SCHEDULE OF INVESTMENTS
                                                     ARMADA SMALL CAP VALUE FUND
================================================================================
                                                                    MAY 31, 2001

                                    -------------------------
                                        NUMBER OF       VALUE
                                    SHARES/PAR (000)    (000)
                                    -------------------------

COMMON STOCKS -- CONTINUED
TRANSPORTATION -- 3.6%
  Alexander & Baldwin ...............     156,700     $  3,670
  Arkansas Best* ....................     330,000        7,095
  Consolidated Freightways* .........     284,900        2,405
  Stelmar Shipping* .................     136,000        2,632
  Wabtec ............................     336,700        4,394
                                                      --------
                                                        20,196
                                                      --------
UTILITIES -- 8.9%
  Allete ............................     251,900        5,973
  El Paso Electric* .................     477,300        7,584
  Equitable Resources ...............     107,400        7,969
  Hawaiian Electric Industries# .....     204,900        7,596
  MDU Resources Group ...............     206,000        7,519
  Peoples Energy ....................     165,100        6,503
  RGS Energy Group ..................     190,500        7,113
                                                      --------
                                                        50,257
                                                      --------
TOTAL COMMON STOCKS
(Cost $413,174) .................................      512,890
                                                      --------

CASH EQUIVALENT -- 3.9%
  Fidelity Domestic Money
  Market Fund .......................  22,011,138       22,011
                                                      --------
TOTAL CASH EQUIVALENT
(Cost $22,011) ..................................       22,011
                                                      --------

REPURCHASE AGREEMENT -- 4.1%
Morgan Stanley Dean Witter
  4.100% (dated 05/31/01,
  matures 06/01/01, repurchase
  price $23,002,619; collateralized
  by various government obligations:
  total market value $23,491,063) ...    $ 23,000       23,000
                                                      --------
TOTAL REPURCHASE AGREEMENT
(Cost $23,000) ..................................       23,000
                                                      --------
TOTAL INVESTMENTS -- 99.0%
(Cost $458,185) .................................      557,901
                                                      ========
OTHER ASSETS AND LIABILITIES, NET -- 1.0% ........       5,476
                                                      --------
TOTAL NET ASSETS -- 100.0% .......................    $563,377
                                                      ========



--------------------------------------
*NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS


                             See Accompanying Notes

SCHEDULE OF INVESTMENTS
ARMADA TAX MANAGED EQUITY FUND
================================================================================
MAY 31, 2001

                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------


COMMON STOCKS -- 96.7%
BASIC MATERIALS -- 0.1%
  Air Products & Chemicals ..........       8,000     $    374
                                                      --------
COMMERCIAL SERVICES -- 5.5%
  Automatic Data Processing .........     188,000       10,103
  Omnicom Group# ....................      39,000        3,630
                                                      --------
                                                        13,733
                                                      --------
CONSUMER CYCLICALS -- 7.5%
  Home Depot ........................     274,500       13,530
  Staples*# .........................      38,250          555
  Wal-Mart Stores ...................      89,000        4,606
                                                      --------
                                                        18,691
                                                      --------
CONSUMER NON-CYCLICALS -- 5.9%
  Anheuser-Busch ....................      10,000          440
  Coca-Cola .........................      40,300        1,910
  PepsiCo ...........................     206,500        9,243
  Procter & Gamble ..................      47,000        3,019
                                                      --------
                                                        14,612
                                                      --------
CONSUMER SERVICES -- 7.8%
  AOL Time Warner* ..................      48,000        2,507
  Harley-Davidson# ..................     235,200       11,047
  McDonald's ........................      64,000        1,938
  Walt Disney                             126,750        4,008
                                                      --------
                                                        19,500
                                                      --------
ENERGY -- 6.8%
  BP Amoco, ADR .....................      87,868        4,691
  Exxon Mobil .......................      61,701        5,476
  Royal Dutch Petroleum, ADR ........      52,400        3,195
  Schlumberger ......................      50,000        3,151
  Transocean Sedco Forex# ...........       8,712          466
                                                      --------
                                                        16,979
                                                      --------
FINANCIALS -- 17.2%
  American International Group ......     187,182       15,162
  Berkshire Hathaway, Cl A* .........          47        3,229
  Chubb .............................      30,000        2,260
  Fannie Mae ........................       9,000          742
  Northern Trust ....................      32,000        2,117
  State Street ......................     178,000        9,785
  Wachovia ..........................      35,600        2,398
  Wells Fargo .......................     148,000        6,968
                                                      --------
                                                        42,661
                                                      --------
HEALTHCARE -- 19.4%
  Abbott Laboratories ...............     190,000        9,876
  American Home Products# ...........      10,000          633
  Bristol-Myers Squibb ..............     152,880        8,292
  Johnson & Johnson# ................      12,750        1,236
  Medtronic .........................      14,400          619
  Merck .............................      96,000        7,007
  Pfizer ............................     276,000       11,838
  Schering-Plough ...................     209,400        8,784
                                                      --------
                                                        48,285
                                                      --------
INDUSTRIALS -- 8.5%
  Emerson Electric ..................      70,200        4,753
  General Electric ..................     293,700       14,391
  Minnesota Mining & Manufacturing ..      17,600        2,087
                                                      --------
                                                        21,231
                                                      --------

                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------
COMMON STOCKS -- CONTINUED
TECHNOLOGY -- 14.5%
  Agilent Technologies* .............      27,842     $    934
  Check Point Software Technologies*#      10,000          538
  Cisco Systems* ....................     105,900        2,040
  EMC-Mass* .........................      20,000          632
  Hewlett-Packard ...................     146,000        4,281
  Intel .............................     326,000        8,805
  Microsoft* ........................      60,600        4,192
  Motorola ..........................      90,000        1,323
  Nortel Networks ...................      54,000          720
  Pitney Bowes ......................     153,000        6,050
  Qualcomm* .........................      32,000        1,944
  Sun Microsystems* .................     112,000        1,845
  Texas Instruments .................      64,000        2,184
  Veritas Software* .................      12,000          791
                                                      --------
                                                        36,279
                                                      --------
TELECOMMUNICATIONS -- 3.3%
  BellSouth .........................      89,000        3,669
  Qwest Communications
  International .....................      42,887        1,576
  SBC Communications ................      59,795        2,574
  Vodafone Group, ADR ...............      20,000          518
                                                      --------
                                                         8,337
                                                      --------
TRANSPORTATION -- 0.2%
  Southwest Airlines ................      27,000          540
                                                      --------
TOTAL COMMON STOCKS
(Cost $43,900) ..................................      241,222
                                                      --------

CASH EQUIVALENT -- 3.2%
  Fidelity Domestic Money
  Market Fund .......................   8,018,071        8,018
                                                      --------
TOTAL CASH EQUIVALENT
(Cost $8,018) ...................................        8,018
                                                      --------
TOTAL INVESTMENTS -- 99.9%
(Cost $51,918) ..................................      249,240
                                                      ========
OTHER ASSETS AND LIABILITIES, NET -- 0.1% ........         133
                                                      --------
TOTAL NET ASSETS -- 100.0% .......................    $249,373
                                                      ========



------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY PARTIALLY OR FULLY ON LOAN
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS

                             See Accompanying Notes

                                                         SCHEDULE OF INVESTMENTS
                                               ARMADA AGGRESSIVE ALLOCATION FUND
================================================================================
                                                                    MAY 31, 2001

                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------

EQUITY FUNDS -- 81.7%
Armada International Equity Fund,
  Class I ...........................      69,993       $  762
Armada Large Cap Ultra Fund,
  Class I ...........................      84,775        1,076
Armada Large Cap Value Fund,
  Class I ...........................      57,016          992
Armada Small Cap Growth Fund,
  Class I ...........................      56,849          657
Armada Small Cap Value Fund,
  Class I ...........................      31,276          597
                                                        ------
TOTAL EQUITY FUNDS
(Cost $4,080) ...................................        4,084
                                                        ------

FIXED INCOME FUND -- 17.4%
Armada Bond Fund,
  Class I ...........................      89,540          869
TOTAL FIXED INCOME FUND
(Cost $875) .....................................          869
                                                        ------

MONEY MARKET FUND -- 0.9%
  Armada Money Market Fund,
  Class I ...........................      45,116           45
                                                        ------
TOTAL MONEY MARKET FUND
(Cost $45) ......................................           45
                                                        ------
TOTAL INVESTMENTS -- 100.0%
(Cost $5,000) ...................................        4,998
                                                        ======
OTHER ASSETS AND LIABILITIES, NET -- 0.0% ........           1
                                                        ------
TOTAL NET ASSETS -- 100.0% .......................      $4,999
                                                        ======

                             See Accompanying Notes

SCHEDULE OF INVESTMENTS
ARMADA BALANCED ALLOCATION FUND
================================================================================
MAY 31, 2001

                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------
COMMON STOCKS -- 50.0%
BASIC MATERIALS -- 1.9%
  Alcoa .............................      16,000     $    690
  Arch Coal .........................       6,900          213
  Cabot .............................       4,900          184
  Chemfirst .........................       4,700          122
  Cytec Industries* .................       5,000          177
  Dow Chemical ......................       9,700          347
  Minerals Technologies .............       6,800          275
  Packaging Corporation of America* .      14,100          226
  Peabody Energy* ...................          30            1
  Praxair ...........................       6,800          342
  Rayonier ..........................       5,900          264
  Sappi, ADR ........................      15,000          149
  SurModics* ........................       5,700          309
  USEC ..............................      15,600          146
  Weyerhaeuser ......................       7,500          429
                                                      --------
                                                         3,874
                                                      --------
COMMERCIAL SERVICES -- 1.6%
  Affiliated ComputerServices, Cl A*#       2,150          155
  Automatic Data Processing .........       7,700          414
  Computer Sciences* ................       5,900          248
  Concord EFS* ......................      17,600          892
  Corporate Executive Board* ........       7,300          246
  eFunds* ...........................       9,400          197
  EPIQ Systems* .....................       7,500          242
  Fair Isaac ........................       3,300          248
  Rent-Way* .........................      16,200          115
  Sungard Data Systems* .............       8,100          482
                                                      --------
                                                         3,239
                                                      --------
CONSUMER CYCLICALS -- 4.5%
  99 Cents Only Stores* .............       5,850          159
  Abercrombie & Fitch, Cl A* ........       5,450          225
  BorgWarner ........................       5,400          244
  Charming Shoppes* .................      19,400          117
  Christopher & Banks*# .............       7,650          295
  Cost Plus of California* ..........       8,550          240
  Costco Wholesale* .................       9,700          377
  CVS ...............................       6,000          329
  Dal-Tile International* ...........       6,700          107
  Dillards, Cl A ....................       9,800          160
  Electronics Boutique Holdings* ....       8,200          240
  Ford Motor ........................      14,000          341
  Furniture Brands International* ...       5,200          118
  Gentex* ...........................       8,900          279
  Home Depot ........................      14,900          734
  Insight Enterprises* ..............      12,850          296
  Johnson Controls ..................       8,100          570
  Lafarge ...........................       8,100          265
  Lear* .............................       4,900          171
  Masco .............................      19,000          444
  May Department Stores .............      11,500          376
  Mohawk Industries* ................       5,500          176
  Phillips-Van Heusen ...............       7,700          119
  Ryland Group ......................       3,400          154
  School Specialty* .................       9,500          221
  TJX ...............................      10,000          335
  Too* ..............................      11,150          251
  Tweeter Home Entertainment Group* .       8,500          230
  Venator Group* ....................       8,500          113




                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------
COMMON STOCKS -- CONTINUED
CONSUMER CYCLICALS -- CONTINUED
  Walgreen ..........................       7,800     $    313
  Wal-Mart Stores ...................      15,100          781
  Webb (DEL E.)* ....................       2,500           94
  Wolverine World Wide# .............      14,600          248
  Zale*# ............................       4,000          130
                                                      --------
                                                         9,252
                                                      --------
CONSUMER NON-CYCLICALS -- 1.9%
  Buca*# ............................      13,400          292
  Conagra Foods .....................      14,500          302
  Constellation Brands, Cl A* .......       6,200          240
  Fortune Brands ....................      12,700          436
  General Mills .....................       8,000          339
  Kimberly-Clark ....................       5,100          308
  Kroger* ...........................      13,100          327
  O'Charleys* .......................      10,100          176
  Panera Bread, Cl A* ...............       4,650          171
  PepsiCo ...........................      10,400          466
  Performance Food Group* ...........       7,500          193
  UST ...............................      15,500          452
  Whole Foods Market*# ..............       4,200          241
                                                      --------
                                                         3,943
                                                      --------
CONSUMER SERVICES -- 2.4%
  Alliance Gaming* ..................       7,400          215
  AOL Time Warner* ..................      25,000        1,306
  Argosy Gaming* ....................       9,300          226
  Belo, Cl A ........................       9,500          185
  Brunswick .........................      12,000          271
  Clear Channel Communications* .....       7,900          482
  Comcast, Cl A*# ...................      11,000          451
  Entercom Communications*# .........       4,700          230
  Knight Ridder # ...................       6,700          368
  M T R Gaming Group*# ..............       9,200           87
  Penn National Gaming* .............      12,350          250
  Rare Hospitality International* ...       7,600          177
  Royal Caribbean Cruises ...........       8,450          182
  Ruby Tuesday ......................      11,600          197
  Viacom, Cl B*# ....................       7,000          403
                                                      --------
                                                         5,030
                                                      --------
ENERGY -- 3.4%
  Amerada Hess ......................       4,700          403
  Apache ............................       4,900          292
  Cabot Oil & Gas, Cl A .............       4,100          126
  CAL Dive International* ...........       5,600          159
  Chevron ...........................       5,900          567
  Conoco, Cl B ......................      10,800          337
  Exxon Mobil .......................       8,500          754
  Helmerich & Payne .................       5,150          204
  Occidental Petroleum ..............      11,100          333
  Phillips Petroleum ................       7,700          499
  Pride International*# .............       9,750          260
  Swift Energy* .....................       5,800          194
  Texaco ............................       9,600          685
  Transocean Sedco Forex ............       9,800          524
  USX-Marathon Group ................      10,400          336
  Valero Energy# ....................       2,900          128
  Varco International* ..............       9,450          228
  Veritas DGC* ......................       7,850          275
  Weatherford International*# .......       7,700          434
  XTO Energy* .......................      10,600          313
                                                      --------
                                                         7,051
                                                      --------


                             See Accompanying Notes

                                                         SCHEDULE OF INVESTMENTS
                                                 ARMADA BALANCED ALLOCATION FUND
================================================================================
                                                                    MAY 31, 2001

                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------
COMMON STOCKS -- CONTINUED
FINANCIALS -- 7.6%
  Affiliated Managers Group* ........       3,600       $  202
  American General ..................      14,100          638
  American International Group ......      10,301          834
  AmeriCredit* ......................       8,350          436
  Astoria Financial .................       5,200          291
  Bancwest ..........................       7,400          254
  Bank of America ...................      15,800          936
  Bank of New York ..................       7,100          388
  Chubb .............................       8,800          663
  Citigroup .........................      14,533          745
  CNA Financial* ....................       9,600          382
  Colonial Bancgroup ................      23,200          288
  Cullen/Frost Bankers ..............       6,700          224
  Dime Community Bancshares .........      10,200          291
  Doral Financial ...................       8,350          229
  Everest Re Group ..................       3,600          244
  Fannie Mae ........................       6,000          495
  First Midwest Bancorp Inc/Il ......       6,800          193
  First Union .......................      21,000          677
  FleetBoston Financial .............      16,400          682
  Fpic Insurance Group*# ............      11,500          127
  Freddie Mac .......................      14,900          986
  Fulton Financial ..................       4,700           94
  Harleysville Group ................       3,800           97
  IndyMac Bancorp* ..................       3,300           77
  Investment Technology Group* ......       3,500          177
  Lehman Brothers Holdings ..........       4,100          294
  Merrill Lynch .....................       5,000          325
  PFF Bancorp .......................       4,100           88
  PNC Financial Services Group ......      10,300          713
  Providian Financial ...............       9,900          562
  Radian Group ......................       2,500          212
  RenaissanceRe Holdings ............       2,000          137
  Sky Financial Group ...............       8,000          150
  SouthTrust ........................      22,800          569
  St Paul ...........................       9,100          460
  Suntrust Banks ....................      10,100          620
  Triad Guaranty* ...................       4,000          142
  Trustmark .........................       6,800          149
  Washington Federal ................      11,600          296
  Whitney Holding ...................       4,000          167
                                                      --------
                                                        15,534
                                                      --------
HEALTHCARE -- 7.2%
  Abbott Laboratories ...............       9,100          473
  American Home Products ............       8,000          506
  Amgen* ............................       7,200          478
  AstraZeneca, ADR ..................       5,823          278
  Baxter International ..............      11,400          563
  Bergen Brunswig, Cl A .............      11,200          231
  Beverly Enterprises* ..............      10,600           95
  Bristol-Myers Squibb ..............       8,700          472
  Cambrex ...........................       3,300          176
  Cigna .............................       4,200          397
  Cooper ............................       6,600          302
  Cytyc* ............................      16,050          350
  Diagnostic Products ...............       4,000          311
  Dianon Systems* ...................       5,200          192
  Eli Lilly .........................       5,300          449

                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------
COMMON STOCKS -- CONTINUED
HEALTHCARE  -- CONTINUED
  ESC Medical Systems* ..............      15,750       $  429
  First Health Group* ...............       4,500          226
  Genentech* ........................       6,100          305
  Health Net* .......................       7,700          148
  Johnson & Johnson# ................       4,500          436
  KV Pharmaceutical, Cl A*                  3,450           74
  Manor Care* .......................       8,550          212
  Medtronic .........................       7,700          331
  Merck .............................      10,500          766
  Oakley* ...........................      10,000          251
  OSI Pharmaceuticals* ..............       2,200          100
  Owens & Minor .....................      12,600          234
  Pfizer ............................      45,100        1,934
  Pharmaceutical Product Devel* .....       8,800          282
  Pharmaceutical Resources*# ........      11,800          295
  Pharmacia .........................       8,400          408
  Priority Healthcare, Cl B* ........       4,500          156
  Quest Diagnostics* ................       3,200          396
  Schering-Plough ...................      11,000          461
  SICOR* ............................      26,250          451
  Tanox* ............................       6,500          204
  Taro Pharmaceuticals Industries*# .       4,300          294
  Tenet Healthcare* .................      13,400          610
  Titan Pharmaceuticals*# ...........       8,000          250
  Urologix*# ........................       8,600          191
  Vital Signs .......................       3,950          137
                                                      --------
                                                        14,854
                                                      --------
INDUSTRIALS -- 3.5%
  Active Power* .....................      13,650          334
  Agco ..............................      22,000          190
  Belden ............................      10,600          268
  Black Hills .......................       5,400          296
  Brooks Automation* ................       3,900          192
  Caterpillar .......................       8,900          482
  Cooper Industries .................       9,100          346
  FEI* ..............................       6,050          214
  General Electric ..................      43,500        2,132
  Hydril*# ..........................       7,000          208
  Kennametal ........................       3,900          137
  Minnesota Mining & Manufacturing ..       5,800          688
  MKS Instruments* ..................       7,200          192
  Newport News Shipbuilding# ........       3,600          230
  Tecumseh Products, Cl A ...........       2,700          141
  Timken ............................       7,600          135
  United Technologies ...............       8,000          667
  Woodward Governor .................       2,444          185
  York International ................       3,700          130
                                                      --------
                                                         7,167
                                                      --------
PROFESSIONAL SERVICES -- 0.2%
  Career Education* .................       4,100          207
  Corinthian Colleges* ..............       6,300          276
                                                      --------
                                                           483
                                                      --------
REAL ESTATE INVESTMENT TRUSTS -- 1.1%
  Arden Realty ......................       7,000          172
  Developers Diversified Realty .....       7,500          126
  Duke-Weeks Realty .................      26,200          612
  First Industrial Realty Trust .....       9,000          281

                             See Accompanying Notes

SCHEDULE OF INVESTMENTS
ARMADA BALANCED ALLOCATION FUND
================================================================================
MAY 31, 2001

                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------


COMMON STOCKS -- CONTINUED
REAL ESTATE INVESTMENT TRUSTS -- CONTINUED
  Gables Residential Trust ..........      10,700     $    302
  General Growth Properties .........       3,300          125
  Great Lakes Reit ..................       3,700           63
  Highwoods Properties ..............       8,100          202
  Smith Charles E Residential .......       3,600          174
  Summit Properties .................      11,700          287
                                                      --------
                                                         2,344
                                                      --------
TECHNOLOGY -- 9.9%
  Activision* .......................       3,700          126
  Advent Software* ..................       4,150          271
  Alliant Techsystems* ..............       1,700          162
  Altera* ...........................      13,300          319
  Amdocs* ...........................      15,780          975
  Analog Devices* ...................       7,700          343
  Anixter International* ............       3,400          102
  Applied Materials* ................      15,600          779
  ASM International* ................      16,600          367
  Barra* ............................       3,450          144
  BEA Systems*# .....................       8,600          309
  Boeing ............................       7,300          459
  Cirrus Logic* .....................       9,850          195
  Cisco Systems* ....................      39,200          755
  Citrix Systems* ...................      14,800          354
  DST Systems* ......................       6,100          324
  Echelon*# .........................      10,050          213
  Electronics for Imaging* ..........       9,300          223
  EMC-Mass* .........................      16,200          512
  Entegris* .........................      10,000          122
  Fairchild Semiconductor
  International, Cl A* ..............      19,850          392
  Filenet* ..........................       9,400          115
  General Dynamics ..................       9,100          705
  Hewlett-Packard ...................      12,200          358
  Honeywell International ...........       3,600          174
  Hubbell, Cl B .....................      11,200          323
  Intel .............................      30,400          821
  International Business Machines ...       7,800          872
  Interwoven*# ......................       5,050           91
  JDS Uniphase* .....................       7,000          117
  Kent Electronics* .................       9,400          201
  Lexmark International* ............       4,600          285
  Macrovision* ......................       2,350          121
  Mercury Computer Systems* .........       6,200          296
  Mettler Toledo International* .....       2,650          119
  Micron Technology* ................       4,800          180
  Microsemi* ........................       2,300          132
  Microsoft* ........................      27,300        1,889
  MSC.Software* .....................      11,900          237
  Northrop Grumman# .................       4,900          435
  Oracle* ...........................      25,100          384
  Pixelworks*# ......................       8,500          214
  PLATO Learning* ...................       6,400          174
  Plexus* ...........................       8,800          266
  Precision Castparts ...............       5,900          264
  Qualcomm* .........................       5,100          310
  Rational Software*# ...............      12,300          296
  Read-Rite* ........................      22,400          113

                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------
COMMON STOCKS -- CONTINUED
TECHNOLOGY -- CONTINUED
  Sanmina*# .........................      12,400       $  336
  SONICblue* ........................      34,600          125
  SonicWall,*# ......................      16,600          273
  Sun Microsystems* .................      12,900          212
  Take-Two Interactive Software* ....      12,300          255
  Talx ..............................       3,600          136
  Texas Instruments .................       8,600          293
  Textron ...........................       4,800          277
  Therma-Wave* ......................      32,750          473
  TRW ...............................      10,400          451
  Veritas Software* .................       6,200          409
  Zoran* ............................       9,400          177
                                                      --------
                                                        20,355
                                                      --------
TELECOMMUNICATIONS -- 1.9%
  AirGate PCS* ......................       5,650          245
  AT&T ..............................       9,100          193
  BellSouth .........................      11,400          470
  Gemstar-TV Guide International* ...       8,900          324
  McLeodUSA, Cl A* ..................      27,300          126
  Metro One Telecommunications*# ....       3,800          171
  Qwest Communications
  International .....................       9,100          334
  SBA Communications* ...............       5,700          132
  SBC Communications ................      18,400          792
  Verizon Communications ............      16,000          878
  Vodafone Group, ADR ...............       1,390           36
  WorldCom* .........................       7,600          136
                                                      --------
                                                         3,837
                                                      --------
TRANSPORTATION -- 1.1%
  Alexander & Baldwin ...............       5,800          136
  Arkansas Best* ....................      12,200          262
  Atlantic Coast Airlines Holdings* .      11,300          292
  CH Robinson Worldwide .............       8,050          240
  Consolidated Freightways* .........      10,500           89
  Skywest ...........................      12,600          358
  Stelmar Shipping* .................       5,000           97
  Union Pacific .....................       7,900          454
  USFreightways# ....................       7,450          211
  Wabtec ............................      12,400          162
                                                      --------
                                                         2,301
                                                      --------
UTILITIES -- 1.8%
  AES* ..............................      12,000          545
  Allete ............................       9,300          221
  Dominion Resources of Virginia ....       9,000          597
  EL Paso Electric* .................      17,600          280
  Enron .............................       3,400          180
  Equitable Resources ...............       4,000          297
  Hawaiian ElectricIndustries# ......       7,600          282
  MDU Resources Group ...............       7,600          277
  Peoples Energy ....................       6,100          240
  RGS Energy Group ..................       7,000          261
  XCEL Energy .......................      14,200          430
                                                      --------
                                                         3,610
                                                      --------
TOTAL COMMON STOCKS
(Cost $94,086) ..................................      102,874
                                                      --------

                             See Accompanying Notes

                                                         SCHEDULE OF INVESTMENTS
                                                 ARMADA BALANCED ALLOCATION FUND
================================================================================
                                                                    MAY 31, 2001

                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------


FOREIGN COMMON STOCKS -- 12.3%
AUSTRALIA -- 0.1%
  National Australia Bank# ..........      16,786     $    276
                                                      --------
BELGIUM -- 0.1%
  Union Miniere# ....................       3,070          126
                                                      --------
BERMUDA -- 0.6%
  Tyco International ................      20,410        1,173
                                                      --------
BRAZIL -- 0.3%
  Aracruz Celulose, ADR .............       8,380          145
  Cia Paranaense de Energia, ADR ....      19,200          132
  Empresa Bras de Aeronautica, ADR ..       5,919          245
  Petroleo Brasileiro, ADR ..........       6,994          198
                                                      --------
                                                           720
                                                      --------
CANADA -- 0.2%
  Talisman Energy* ..................      12,333          502
                                                      --------
CHINA -- 0.0%
  Huaneng Power International .......     155,700           97
                                                      --------
DENMARK -- 0.1%
  Novo-Nordisk A/S, Cl B ............       4,330          174
                                                      --------
FINLAND -- 0.1%
  Nokia OYJ# ........................       3,110           90
  Nokia OYJ, ADR ....................       5,396          158
                                                      --------
                                                           248
                                                      --------
FRANCE -- 1.3%
  Accor# ............................       3,900          159
  Alstom ............................       8,420          246
  Altran Technologies# ..............       1,995          116
  Atos Origin*# .....................       1,590          129
  Aventis ...........................       3,341          248
  Axa# ..............................       5,540          157
  Cie de Saint-Gobain ...............       1,660          248
  European Aeronautic Defense
  & Space ...........................       8,499          167
  Orange*# ..........................      13,290          114
  Pinguely-Haulotte .................       1,460           28
  Thomson Multimedia* ...............       2,978          117
  TotalFinaElf# .....................       2,548          371
  Vivendi Universal# ................       4,570          292
                                                      --------
                                                         2,392
                                                      --------
GERMANY -- 0.4%
  Allianz# ..........................       1,018          286
  Altana ............................       4,990          166
  Babcock Borsig* ...................       2,192           74
  E.ON# .............................       2,140          107
  Infineon Technologies# ............       4,100          142
                                                      --------
                                                           775
                                                      --------
HONG KONG -- 0.3%
  China Mobile* .....................      30,122          146
  China Resources Enterprise ........      86,000          135
  First Pacific .....................     287,886           61
  Hong Kong Land Holdings ...........      34,000           68
  Hysan Development .................      74,000           98
  Johnson Electric Holdings .........      58,000          101
                                                      --------
                                                           609
                                                      --------


                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------
FOREIGN COMMON STOCKS -- CONTINUED
IRELAND -- 0.2%
  Bank of Ireland ...................      22,705     $    220
  Elan, ADR* ........................       3,601          208
                                                      --------
                                                           428
                                                      --------
ISRAEL -- 0.2%
  Check Point Software Technologies*        8,273          446
  Oridion Systems* ..................       2,290           56
                                                      --------
                                                           502
                                                      --------
ITALY -- 0.4%
  Assicurazioni Generali*# ..........       4,838          137
  IntesaBci* ........................      81,008          301
  Saipem* ...........................      10,500           65
  Telecom Italia# ...................      24,492          233
  TIM ...............................      17,497          102
                                                      --------
                                                           838
                                                      --------
JAPAN -- 2.0%
  Asahi Glass .......................      27,000          222
  Canon .............................       6,030          239
  Chubu Electric Power# .............       9,335          180
  Dainippon Pharmaceutical ..........      16,620          233
  Fuji Heavy Industries .............      32,000          223
  Kansai Electric Power .............      11,500          200
  Komori# ...........................       8,300          110
  NEC ...............................      12,751          209
  Nintendo ..........................       1,300          252
  NTT Docomo ........................          12          230
  Orix ..............................       3,140          326
  Promise ...........................       3,770          300
  SMC ...............................       2,313          279
  Sony, ADR .........................       4,650          363
  Takeda Chemical Industries ........       2,849          145
  Tanabe Seiyaku ....................      17,000          176
  Tokio Marine & Fire Insurance .....      12,815          135
  Tokyo Electron# ...................       1,850          127
  Toyo INK MFG# .....................      20,500           66
                                                      --------
                                                         4,015
                                                      --------
MEXICO -- 0.3%
  America Movil SA de CV, ADR* ......       5,375          110
  Cemex, ADR ........................       6,920          183
  Fomento Economico Mexicano, ADR ...       4,000          171
  Telefonos de Mexico, ADR ..........       6,965          240
                                                      --------
                                                           704
                                                      --------
NETHERLANDS -- 1.1%
  DSM ...............................       5,611          207
  Heineken ..........................         370           15
  Hunter Douglas# ...................       7,200          186
  ING Groep .........................       4,474          292
  Koninklijke Ahold .................       9,847          299
  Koninklijke Philips Electronics, ADR     11,110          308
  Nutreco Holding ...................       3,320          146
  Royal Dutch Petroleum .............       5,168          314
  Royal Dutch Petroleum, ADR ........       2,750          168
  Unilever ..........................       2,824          157
  Wolters Kluwer ....................       8,290          213
                                                      --------
                                                         2,305
                                                      --------
NORWAY -- 0.1%
  Norsk Hydro# ......................       7,267          304
                                                      --------

                             See Accompanying Notes

SCHEDULE OF INVESTMENTS
ARMADA BALANCED ALLOCATION FUND
================================================================================
MAY 31, 2001

                                          -------------------
                                           NUMBER       VALUE
                                          OF SHARES     (000)
                                          -------------------

FOREIGN COMMON STOCKS -- CONTINUED
SINGAPORE -- 0.1%
  DBS Group Holdings ................
  Sembcorp Industries ...............      54,300     $     47
  Singapore Technologies Engineering       78,235          111
  Singapore Telecommunications ......      90,300           84
                                                      --------
                                                           242
                                                      --------
SOUTH KOREA -- 0.1%
  Pohang Iron & Steel, ADR ..........      11,380          232
                                                      --------
SPAIN -- 0.8%
  Acerinox ..........................       5,950          187
  Aguas de Barcelona ................       9,500          144
  Banco Bilbao Vizcaya Argentaria ...      25,510          348
  Cortefiel* ........................       6,790          103
  Endesa ............................      19,680          321
  Repsol ............................      21,430          383
  Telefonica* .......................      12,592          185
  Telefonica, ADR* ..................         750           33
                                                      --------
                                                         1,704
                                                      --------
SWEDEN -- 0.4%
  Electrolux, Cl B ..................       8,830          130
  Nordea ............................      30,683          171
  Sandvik ...........................       7,060          149
  Svenska Cellulosa, Cl B# ..........      14,997          328
                                                      --------
                                                           778
                                                      --------
SWITZERLAND -- 1.1%
  Adecco ............................       4,500          256
  Credit Suisse Group ...............       1,153          209
  Julius Baer Holding, Cl B .........          30          124
  Nestle ............................         130          269
  Novartis ..........................      12,440          473
  Swatch Group, Cl B ................         280          311
  Swiss Re ..........................         106          206
  UBS ...............................       2,739          409
                                                      --------
                                                         2,257
                                                      --------
UNITED KINGDOM -- 2.0%
  Barclays ..........................       8,323          250
  Billiton ..........................      39,110          199
  BP Amoco ..........................      37,763          334
  BP Amoco, ADR .....................       6,120          327
  British Energy ....................      63,600          262
  Capita Group ......................      22,425          157
  Compass Group* ....................      31,750          235
  Diageo ............................      27,069          292
  Enterprise Oil ....................      15,034          134
  Hilton Group ......................      80,000          280
  HSBC Holdings .....................      25,630          319
  Imperial Tobacco Group ............      12,602          137
  Northern Rock .....................      21,124          154
  Royal Bank of Scotland Group ......       9,505          219
  Scottish Power ....................      23,491          171
  Somerfield* .......................      69,500          117
  Vodafone Group ....................     142,088          366
  Wetherspoon (J.D.) ................      15,149           77
                                                      --------
                                                         4,030
                                                      --------
TOTAL FOREIGN COMMON STOCKS
(Cost $23,885) ..................................       25,431
                                                      --------

                            ----------------------------------
                                          NUMBER OF      VALUE
                            MATURITY   SHARES/PAR (000)  (000)
                            ----------------------------------

FOREIGN PREFERRED STOCK -- 0.1%
GERMANY -- 0.1%
  Henkel KGaA# ......................       3,917     $    235
                                                      --------
TOTAL FOREIGN PREFERRED STOCK
(Cost $265) .....................................          235
                                                      --------

CORPORATE BONDS -- 8.4%
BASIC MATERIALS -- 0.4%
  EI du Pont de Nemours
    6.875% ..................10/15/09      $  795          816
                                                      --------
CONSUMER CYCLICALS -- 0.7%
  Ford Motor
    7.450% ..................07/16/31         845          813
  General Motors
    7.200% ..................01/15/11         700          709
                                                      --------
                                                         1,522
                                                      --------
CONSUMER NON-CYCLICALS -- 0.2%
  Kroger
    7.250% ..................06/01/09         180          182
    6.375% ..................03/01/08         180          176
                                                      --------
                                                           358
                                                      --------
CONSUMER SERVICES -- 0.1%
  Comcast Cable Communications
    6.750% ..................01/30/11         180          177
                                                      --------
ENERGY -- 0.3%
  Conoco
    6.950% ..................04/15/29         545          521
                                                      --------
FINANCIALS -- 3.7%
  Bank One
    7.625% ..................08/01/05         695          737
  BankBoston NA
    6.500% ..................12/19/07         885          879
  Citigroup
    6.500% ..................01/18/11         900          892
  Conseco
    8.750% ..................02/09/04         980          926
  Fairfax Financial Holdings
    7.375% ..................04/15/18         365          235
  First Union
    6.950% ..................11/01/04         180          187
  First Union National Bank
    7.800% ..................08/18/10         515          548
  Household Finance
    5.875% ..................02/01/09       1,000          939
  Lehman Brothers Holdings
    7.000% ..................02/01/08         700          713
  Morgan Stanley Dean Witter
    8.000% ..................06/15/10         800          865
  Wells Fargo Bank NA
    6.450% ..................02/01/11         700          690
                                                      --------
                                                         7,611
                                                      --------
INDUSTRIALS -- 0.5%
  Arrow Electronics
    6.875% ..................06/01/18       1,240          933
  Halliburton (MTN)
    5.625% ..................12/01/08         175          166
                                                      --------
                                                         1,099
                                                      --------


                             See Accompanying Notes

                                                         SCHEDULE OF INVESTMENTS
                                                 ARMADA BALANCED ALLOCATION FUND
================================================================================
                                                                    MAY 31, 2001

                            ----------------------------------
                                                        VALUE
                            MATURITY     PAR (000)      (000)
                            ----------------------------------

CORPORATE BONDS -- CONTINUED
SOVEREIGN AGENCY -- 1.3%
  Fannie Mae
    6.625% ..................11/15/30      $  100     $    101
    6.000%# .................12/15/05         325          331
  Freddie Mac
    6.375% ..................11/15/03       2,135        2,212
    5.875% ..................03/21/11          90           87
                                                      --------
                                                         2,731
                                                      --------
TECHNOLOGY -- 0.4%
  Hewlett-Packard
    7.150% ..................06/15/05         800          831
                                                      --------
TELECOMMUNICATIONS -- 0.1%
  Cox Communications
    6.750% ..................03/15/11         190          186
                                                      --------
TRANSPORTATION -- 0.7%
  Norfolk Southern
    6.200% ..................04/15/09         340          327
  US Airways, Series 2000-3G
    7.890% ..................09/01/20         990        1,039
                                                      --------
                                                         1,366
                                                      --------
TOTAL CORPORATE BONDS
(Cost $17,266) ...................................      17,218
                                                      --------

ASSET BACKED SECURITIES -- 4.1%
AUTOMOTIVE -- 1.0%
  First Security Auto Owner Trust,
  Series 1999-1, Cl A4
    5.740% ..................06/15/04       1,580        1,603
  Flagship Auto Receivables Owner Trust,
  Series 1999-2, Cl A3
    6.835% ..................11/18/04         425          438
                                                      --------
                                                         2,041
                                                      --------
CREDIT CARDS -- 0.5%
  Metris Master Trust, Series 1997-1, Cl A
    6.870% ..................10/20/05         955          978
                                                      --------
MORTGAGE RELATED -- 1.8%
  Champion Home Equity Loan Trust,
  Series 1997-2, Cl A5
    6.710% ..................09/25/29         483          491
  Residential Asset Securities Trust,
  Series 1999-KS1, Cl AI8
    6.320% ..................04/25/30       2,185        2,188
  Saxon Asset Securities Trust,
  Series 1999-3, Cl AF6
    7.525% ..................06/25/14         995        1,036
                                                      --------
                                                         3,715
                                                      --------
OTHER -- 0.8%
  Detroit Edison Securitization Funding LLC,
  Series 2001-1, Cl A6
    6.620% ..................03/01/16         580          569
  PECO Energy Transition Trust,
  Series 2001-A, Cl A1
    6.520% ..................12/31/10         635          636



                            ----------------------------------
                                                        VALUE
                            MATURITY     PAR (000)      (000)
                            ----------------------------------


ASSET BACKED SECURITIES -- CONTINUED
OTHER -- CONTINUED
  PSE&G Transition Funding LLC,
  Series 2001-1, Cl A8
    6.890% ..................12/15/17      $  540     $    540
                                                      --------
                                                         1,745
                                                      --------
TOTAL ASSET BACKED SECURITIES
(Cost $8,223) ...................................        8,479
                                                      --------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.7%
  Freddie Mac, Series 2205, Cl VB
    6.000% ..................06/15/16       2,500        2,376
  PNC Trust, Series 1998-7, Cl A5
    6.750% ..................09/25/28       1,977        1,945
  Residential Asset Securitization Trust,
  Series 2000-A3, Cl A2
    8.000% ..................05/25/30         917          941
  Residential Funding Mortgage Securities I,
  Series 2000-S12, Cl A2
    7.250% ..................09/25/15         975        1,001
  Vendee Mortgage Trust,
  Series 1999-3, Cl D
    6.500% ..................06/15/25       1,445        1,438
                                                      --------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $7,456) ....................................       7,701
                                                      --------

COMMERCIAL MORTGAGE BACKED SECURITIES -- 2.7%
  Credit Suisse First Boston Mortgage Securities,
  Series 1997-C1, Cl A1C
    7.240% ..................04/20/07       1,610        1,685
  DLJ Commercial Mortgage,
  Series 1999-CG1, Cl A1B
    6.460% ..................01/10/09         680          682
  LB-UBS Commercial Mortgage Trust,
  Series 2001-C2, Cl A2
    6.653% ..................03/15/11         300          302
  Prudential Securities Secured Financing,
  Series 1998-C1, Cl A1A3
    6.350% ..................09/15/07       1,620        1,637
  Prudential Securities Secured Financing,
  Series 1999-NRF1, Cl A2
    6.480% ..................01/15/09       1,280        1,283
                                                      --------
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
(Cost $5,414) ...................................        5,589
                                                      --------

U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS -- 8.2%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.4%
      7.000%  11/01/2028 - 11/01/2030       2,751        2,776
                                                      --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 4.0%
      7.000%  09/01/2027 - 01/01/2031       4,357        4,403
      6.500%  06/01/2029 - 08/01/2029         341          338
      6.000%  08/01/2028 - 02/01/2029       2,950        2,852
      5.730% ..............12/01/2008         675          660
                                                      --------
                                                         8,253
                                                      --------


                             See Accompanying Notes

SCHEDULE OF INVESTMENTS
ARMADA BALANCED ALLOCATION FUND
================================================================================
MAY 31, 2001

                            ---------------------------------
                                         NUMBER OF      VALUE
                            MATURITY  SHARES/PAR (000)  (000)
                            ---------------------------------

U.S. GOVERNMENT MORTGAGE BACKED
OBLIGATIONS -- (CONTINUED)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-- 2.8%
      7.500% .....08/15/25 - 12/15/29      $3,339     $  3,454
      6.500% .....09/15/23 - 05/15/29       2,364        2,350
                                                      --------
                                                         5,804
                                                      --------
TOTAL U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS
(Cost $16,653) ..................................       16,833
                                                      --------

U.S. TREASURY OBLIGATIONS -- 4.9%
U.S. TREASURY BOND -- 1.5%
      6.250%# ...............08/15/23       3,000        3,107
                                                      --------
U.S. TREASURY INFLATIONARY PROTECTION SECURITY -- 1.4%
      3.625%# ...............07/15/02       2,694        2,761
                                                      --------
U.S. TREASURY NOTES -- 2.0%
      6.500%# ...............05/15/05       3,175        3,362
      6.250%# ...............08/31/02         835          858
                                                      --------
                                                         4,220
                                                      --------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $9,766) ...................................       10,088
                                                      --------

CASH EQUIVALENT -- 3.8%
  Goldman Sachs Financial Square Prime
  Obligation Money Market Fund ......   7,836,646        7,837
                                                      --------
TOTAL CASH EQUIVALENT
(Cost $7,837) ...................................        7,837
                                                      --------

REPURCHASE AGREEMENT -- 1.5%
Morgan Stanley Dean Witter
  4.100% (dated 05/31/01, matures
  06/01/01, repurchase price $3,000,342,
  collateralized by FNMA obligation; total
  value: $3,076,331) ................       3,000        3,000
                                                      --------
TOTAL REPURCHASE AGREEMENT
(Cost $3,000) ...................................        3,000
                                                      --------
TOTAL INVESTMENTS -- 99.7%
(Cost $193,851) .................................      205,285
                                                      ========
OTHER ASSETS AND LIABILITIES, NET-- 0.3% ........          604
                                                      --------
TOTAL NET ASSETS-- 100.0% .......................     $205,889
                                                      ========


------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
GDR--GLOBAL DEPOSITORY RECEIPT
LLC--LIMITED LIABILITY CORPORATION
MTN--MEDIUM TERM NOTE
NA--NATIONAL ASSOCIATION

                             See Accompanying Notes

                                                         SCHEDULE OF INVESTMENTS
                                             ARMADA CONSERVATIVE ALLOCATION FUND
================================================================================
                                                                    MAY 31, 2001

                                        ---------------------
                                        NUMBER OF       VALUE
                                         SHARES         (000)
                                        ---------------------

EQUITY FUNDS -- 42.5%
Armada International Equity Fund,
  Class I ...........................      37,160     $    405
Armada Large Cap Ultra Fund,
  Class I ...........................      45,088          572
Armada Large Cap Value Fund,
  Class I ...........................      30,298          527
Armada Small Cap Growth Fund,
  Class I ...........................      30,237          349
Armada Small Cap Value Fund,
  Class I ...........................      16,626          317
                                                      --------
TOTAL EQUITY FUNDS
(Cost $2,153)                                            2,170
                                                      --------

FIXED INCOME FUND -- 55.5%
  Armada Intermediate Bond Fund,
  Class I ...........................     276,147        2,828
TOTAL FIXED INCOME FUND
(Cost $2,830)                                            2,828
                                                      --------

MONEY MARKET FUND -- 0.9%
  Armada Money Market Fund,
  Class I ...........................      46,896           47
                                                      --------
TOTAL MONEY MARKET FUND
(Cost $47) ......................................           47
                                                      --------
TOTAL INVESTMENTS -- 98.9%
(Cost $5,030) ...................................        5,045
                                                      ========
OTHER ASSETS AND LIABILITIES, NET -- 1.1% ........          55
                                                      --------
TOTAL NET ASSETS -- 100.0% .......................    $  5,100
                                                      ========

                             See Accompanying Notes

SCHEDULE OF INVESTMENTS
ARMADA BOND FUND
================================================================================
MAY 31, 2001

                            ---------------------------------
                                                        VALUE
                            MATURITY     PAR (000)      (000)
                            ---------------------------------
CORPORATE BONDS -- 26.6%
CONSUMER CYCLICALS -- 2.4%
  Ford Motor
    7.450% ..................07/16/31     $ 9,930     $  9,582
  General Motors
    7.200% ..................01/15/11       4,000        4,055
  Universal
    8.500% ..................02/28/03       6,900        7,290
                                                      --------
                                                        20,927
                                                      --------
CONSUMER NON-CYCLICALS -- 0.5%
  Kraft
    8.500% ..................02/15/17       1,313        1,344
  Kroger
    7.250% ..................06/01/09       2,500        2,537
                                                      --------
                                                         3,881
                                                      --------
CONSUMER SERVICES -- 0.3%
  Comcast Cable Communications
    6.750% ..................01/30/11       2,600        2,567
                                                      --------
ENERGY -- 0.8%
  Conoco
    6.950% ..................04/15/29       7,100        6,807
                                                      --------
FINANCIALS -- 13.0%
  Anthem Insurance (B)
    9.125% ..................04/01/10       7,200        7,473
  Bank One
    7.625% ..................08/01/05       9,160        9,720
  BankBoston NA
    6.500% ..................12/19/07       7,840        7,784
  Boeing Capital
    6.100%# .................03/01/11       5,000        4,891
  Citigroup
    6.500% ..................01/18/11       5,000        4,967
  Conseco
    8.750% ..................02/09/04      11,450       10,820
  Fairfax Financial Holdings
    7.375% ..................04/15/18       6,825        4,395
  First Union National Bank
    6.950% ..................11/01/04       4,475        4,648
      7.800% ................08/18/10       4,685        4,994
  Ford Motor Credit Global
    6.700% ..................07/16/04       8,110        8,303
  General Electric Capital
    8.125% ..................05/15/12       4,900        5,494
  General Electric Capital,
  Cl A (MTN)
    7.000% ..................02/03/03       1,000        1,035
  General Motors Acceptance
    6.750% ..................01/15/06       3,600        3,654
  Household Finance
    6.500% ..................01/24/06       5,200        5,272
      5.875% ................02/01/09       1,000          942
  Inter-American Development Bank
    7.375% ..................01/15/10       1,200        1,304
  Morgan Stanley Dean Witter
    8.000% ..................06/15/10       4,755        5,147
    6.750% ..................04/15/11       5,000        4,969

                            ---------------------------------
                                                        VALUE
                            MATURITY     PAR (000)      (000)
                            ---------------------------------
CORPORATE BONDS -- CONTINUED
FINANCIALS -- CONTINUED
  Prime Property Funding, Series II (B)
    6.800% ..................08/15/02     $10,000     $ 10,152
  Salomon Smith Barney Holdings
    6.250% ..................01/15/05       5,000        5,069
                                                      --------
                                                       111,033
                                                      --------
INDUSTRIALS -- 2.5%
  Arrow Electronics
    6.875% ..................06/01/18      14,460       10,877
  Precision Castparts (B)
    8.750% ..................03/15/05      10,000       10,525
                                                      --------
                                                        21,402
                                                      --------
SOVEREIGN AGENCY -- 3.9%
  Fannie Mae
    6.000%# .................12/15/05       4,205        4,289
      6.625%# ....11/15/10 - 11/15/30      20,000       20,267
  Freddie Mac
    6.375% ..................11/15/03       7,200        7,470
      5.875% ................03/21/11         700          678
  Israel Trust, Series 1C
    9.250% ..................11/15/01         208          213
  Turkey Trust, Series T-3
    9.625% ..................05/15/02          40           41
                                                      --------
                                                        32,958
                                                      --------
TELECOMMUNICATIONS -- 0.4%
  Cox Communications
    6.750% ..................03/15/11       3,240        3,179
                                                      --------
TRANSPORTATION -- 1.5%
  General American Transportation
    10.125% .................03/15/02       1,000        1,028
  US Airways, Series 2000-3G
    7.890% ..................09/01/20      11,150       11,701
                                                      --------
                                                        12,729
                                                      --------
UTILITIES -- 1.3%
  Western Resources
    6.875% ..................08/01/04      11,375       10,977
                                                      --------
TOTAL CORPORATE BONDS
(Cost $226,421) .................................      226,460
                                                      --------

ASSET BACKED SECURITIES -- 12.6%
AUTOMOTIVE -- 2.4%
  First Security Auto Owner Trust,
  Series 1999-1, Cl A4
    5.740% ..................06/15/04      15,390       15,609
  Flagship Auto Receivables Owner Trust,
  Series 1999-2, Cl A3
    6.835% ..................11/18/04       4,850        4,999
                                                      --------
                                                        20,608
                                                      --------
CREDIT CARDS -- 1.3%
  MBNA Master Credit Card Trust,
  Series 1997-I, Cl A (A)
    6.550% ..................01/15/07       2,975        3,074
  Metris Master Trust, Series 1997-1, Cl A
    6.870% ..................10/20/05       7,775        7,961
                                                      --------
                                                        11,035
                                                      --------

                             See Accompanying Notes

                                                         SCHEDULE OF INVESTMENTS
                                                                ARMADA BOND FUND
================================================================================
                                                                    MAY 31, 2001

                            ---------------------------------
                                                        VALUE
                            MATURITY     PAR (000)      (000)
                            ---------------------------------
ASSET BACKED SECURITIES -- CONTINUED
MORTGAGE RELATED -- 6.3%
  Amresco Residential Mortgage,
  Series 1997-1, Cl B1A (A)
    5.310% ..................03/25/27     $ 1,893     $  1,836
  Amresco Securitized Net Interest
  Margin, Series 1999-1A, Cl A
    9.100% ..................09/27/29      10,858        7,546
  Champion Home Equity Loan
  Trust, Series 1997-2, Cl A5
    6.710% ..................09/25/29       5,668        5,756
  Home Equity Residential,
  Series 2001-I, Cl AH2
    5.885% ..................04/15/19       3,410        3,419
  Mellon Residential Funding,
  Series 4, Cl A
    6.615% ..................02/25/21      10,000       10,003
  Residential Asset Securities Trust,
  Series 1999 - Ks1, Cl Al8
    6.320% ..................04/25/30      14,110       14,131
  Saxon Asset Securities Trust,
  Series 1999-3, Cl AF6
    7.525% ..................06/25/14      10,933       11,384
                                                      --------
                                                        54,075
                                                      --------
OTHER -- 2.6%
  Detroit Edison, Securitization
  Funding LLC, Series 2001-1, Cl A6
    6.620% ..................03/01/16       5,055        4,962
  Export Funding Trust,
  Series 1995-A, Cl A
    8.210% ..................12/29/06       1,908        2,037
  PECO Energy Transition Trust,
  Series 2001-A, Cl A1
    6.520% ..................12/31/10       5,290        5,297
  PSE&G Transition Funding LLC,
  Series 2001-1, Cl A8
    6.890% ..................12/15/17      10,000        9,999
                                                      --------
                                                        22,295
                                                      --------
TOTAL ASSET BACKED SECURITIES
(Cost $108,961) .................................      108,013
                                                      --------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 17.5%
  Freddie Mac, Series 2205, Cl VB
    6.000% ..................06/15/16      11,721       11,138
  GE Capital Mortgage Services,
  Series 1999-9, Cl 2A1
    6.750% ..................04/25/29       7,328        7,371
  Housing Securities,
  Series 1993-G, Cl G9
    7.500% ..................01/25/09       5,795        6,023
  Housing Securities,
  Series 1994-I, Cl A15
    7.500% ..................03/25/09       1,111        1,133
  Merrill Lynch Mortgage Investors,
  Series 1999-2, Cl A5
    6.500% ..................05/01/30       6,457        6,227
  Norwest Asset Securities,
  Series 1997-7, Cl A3
    6.000% ..................03/25/29       7,636        6,856


                            ---------------------------------
                                                        VALUE
                            MATURITY     PAR (000)      (000)
                            ---------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- CONTINUED
  PNC Trust, Series 1998-7, Cl A5
    6.750% ..................09/25/28     $ 9,408     $  9,257
  Prudential Home Mortgage
  Securities, Series 1992-34,
  Cl A5
    7.000% ..................11/25/07       2,000        2,021
  Residential Accredited Loans,
  Series 1998-QS7, Cl NB4
    6.750% ..................07/25/28      13,684       13,508
  Residential Accredited Loans,
  Series 1999-QS3, Cl A8
    6.500% ..................03/25/29          26           26
  Residential Asset Securitization
  Trust, Series 2000-A3, Cl A2
    8.000% ..................05/25/30       9,661        9,905
  Residential Credit Loans,
  Series 1998-Qs15, Cl Mb
    6.500% ..................11/25/28      10,355       10,200
  Residential Funding Mortgage
  Securities I, Series 1993-S44,
  Cl A3 (A)
    5.050% ..................11/25/23       1,630        1,635
  Residential Funding Mortgage
  Securities I, Series 2000-s12,
  Cl A2
    7.250% ..................09/25/15       3,000        3,079
  Structured Asset Sales,
  Series 1994-5, Cl A
    7.000% ..................07/25/24      19,884       20,168
  Vendee Mortgage Trust,
  Series 1999-3, Cl D
    6.500% ..................06/15/25      16,925       16,840
  Vendee Mortgage Trust,
  Series 2000-1, Cl 2
    7.250% ..................12/15/15      10,061       10,360
  Vendee Mortgage Trust,
  Series 2000-2, Cl A
    7.500% ..................06/15/30      13,211       13,601
                                                      --------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $144,850) .................................      149,348
                                                      --------

COMMERCIAL MORTGAGE BACKED SECURITIES -- 8.6%
  Credit Suisse First Boston Mortgage
  Securities, Series 1997-C1, Cl A1C
    7.240% ..................04/20/07      16,500       17,270
  LB-UBS Commercial Mortgage Trust,
  Series 2001-C2, Cl A2
    6.653% ..................03/15/11       5,510        5,548
  Prudential Securities Secured Financing,
   Series 1998-C1, Cl A1A3
    6.350% ..................09/15/07      18,065       18,250
  Prudential Securities Secured Financing,
  Series 1998-C1, Cl A1B
    6.506% ..................07/15/08      19,225       19,366
  Prudential Securities Secured Financing,
  Series 1999-NRF1, Cl A2
    6.480% ..................01/15/09      12,715       12,756
                                                      --------
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
(Cost $70,177) ..................................       73,190
                                                      --------

                             See Accompanying Notes

SCHEDULE OF INVESTMENTS
ARMADA BOND FUND
================================================================================
MAY 31, 2001


                            ---------------------------------
                                                        VALUE
                            MATURITY     PAR (000)      (000)
                            ---------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.0%
FEDERAL HOME LOAN MORTGAGE CORPORATION
      9.400% ................09/15/08       $  11     $     11
                                                      --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $11) ......................................           11
                                                      --------

U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS -- 21.0%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 2.1%
      9.500% ................10/01/20       1,109        1,197
      9.250% ................12/01/02          16           17
      9.000% ................05/01/20         465          494
      8.500% .....05/01/06 - 06/01/17         237          249
      8.000% ................07/01/25       1,642        1,720
      7.500% .....07/01/10 - 05/01/17       1,349        1,399
      7.000% .....11/01/10 - 11/01/28      11,964       12,147
      6.500% .....10/01/07 - 11/01/10       1,153        1,173
                                                      --------
                                                        18,396
                                                      --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 7.7%
      9.500% ................05/01/18          84           92
      9.000% .....07/01/09 - 11/01/24       1,350        1,439
      8.500% ................11/01/09          37           39
      6.500% .....12/01/08 - 08/01/29       7,419        7,361
      6.000% .....07/01/28 - 03/01/29      48,365       46,764
      5.870% ................01/01/09       5,426        5,347
      5.735% ................01/01/09       4,861        4,735
                                                      --------
                                                        65,777
                                                      --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-- 11.2%
      9.000% ................02/20/19         114          123
      8.500% .....05/15/21 - 08/15/22         641          680
      8.250% .....04/20/17 - 07/20/17         127          134
      8.000% .....03/15/08 - 01/15/30       4,082        4,239
      7.500% .....08/15/22 - 05/15/30      44,613       45,947
      7.000% .....11/15/23 - 06/15/29       1,712        1,736
      6.500% .....09/15/28 - 05/15/29      42,956       42,598
                                                      --------
                                                        95,457
                                                      --------
TOTAL U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS
(Cost $177,694) .................................      179,630
                                                      --------

U.S. TREASURY OBLIGATIONS -- 12.3%
U.S. TREASURY BONDS -- 5.8%
      6.250%# ....08/15/23 - 05/15/30      21,370       22,165
      6.125%# ...............08/15/29       5,000        5,165
      3.625%# ...............04/15/28      21,777       22,430
                                                      --------
                                                        49,760
                                                      --------
U.S. TREASURY INFLATIONARY PROTECTION SECURITY -- 5.1%
      3.625%# ...............07/15/02      42,786       43,842
                                                      --------


                            ---------------------------------
                                         NUMBER OF      VALUE
                            MATURITY SHARES/PAR (000)   (000)
                            ---------------------------------
U.S. TREASURY OBLIGATIONS -- CONTINUED
U.S. TREASURY NOTES -- 1.4%
      6.500%# ...............05/15/05    $  1,710     $  1,811
      6.250% ................08/31/02         705          724
      5.000%# ...............02/15/11      10,000        9,701
                                                      --------
                                                        12,236
                                                      --------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $100,683) ..................................     105,838
                                                      --------

CASH EQUIVALENT -- 1.9%
  Goldman Sachs Financial Square Government
  Money Market Fund .................  16,019,319       16,019
                                                      --------
TOTAL CASH EQUIVALENT
(Cost $16,019) ..................................       16,019
                                                      --------
TOTAL INVESTMENTS -- 100.5%
(Cost $844,816) .................................      858,509
                                                      ========
OTHER ASSETS AND LIABILITIES, NET-- (0.5%) ......       (4,280)
                                                      --------
TOTAL NET ASSETS-- 100.0% .......................     $854,229
                                                      ========

------------------------------------------------
# SECURITY FULLY OR PARTIALLY ON LOAN
(A) VARIABLE RATE SECURITY - THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT ON MAY 31, 2001, AND THE DATE REPORTED IS THE FINAL MATURITY, NOT THE NEXT RESET OR PUT DATE.
(B) PRIVATE PLACEMENT SECURITY
CL--CLASS
LLC--LIMITED LIABILITY CORPORATION
MTN--MEDIUM TERM NOTE
NA--NATIONAL ASSOCIATION

                             See Accompanying Notes

                                                         SCHEDULE OF INVESTMENTS
                                                                ARMADA GNMA FUND
================================================================================
                                                                    MAY 31, 2001

                            ---------------------------------
                                         NUMBER OF      VALUE
                            MATURITY  SHARES/PAR (000)  (000)
                            ---------------------------------

U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS -- 93.5%
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.7%
      6.500% .....12/01/12 - 02/01/28      $  913     $    906
                                                      --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 92.8%
      9.000% .....05/15/09 - 11/15/24       2,194        2,357
      8.750% ................06/15/25          63           64
      8.500% .....01/15/17 - 02/15/23       2,778        2,945
      8.000% .....03/15/17 - 05/20/30      23,116       23,985
      7.500% .....09/20/15 - 09/20/30      24,870       25,599
      7.250% ................11/15/04          51           53
      7.000% .....12/15/10 - 09/20/30      31,762       32,228
      6.500% .....05/15/28 - 02/20/30      24,233       24,084
      6.000% .....10/20/28 - 06/01/31      14,442       13,984
                                                      --------
                                                       125,299
                                                      --------
TOTAL U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS
(Cost $123,182) .................................      126,205
                                                      --------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.8%
  Residential Funding Mortgage Securities I,
  Series 1992-S31, Cl A5
    7.500% ..................09/25/07       1,504        1,503
  Vendee Mortgage Trust,
  Series 1999-3, Cl D
    6.500% ..................06/15/25       1,000          995
                                                      --------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $2,437) ...................................        2,498
                                                      --------

COMMERCIAL MORTGAGE BACKED SECURITY -- 0.7%
  Credit Suisse First Boston Mortgage Securities,
  Series 1997-C1, Cl A1C
    7.240% ..................04/20/07       1,000        1,047
                                                      --------
TOTAL COMMERCIAL MORTGAGE BACKED SECURITY
(Cost $1,030) ...................................        1,047
                                                      --------

COMMERCIAL PAPER -- 5.3%
  Public Square
    4.030% ..................06/18/01       7,150        7,136
                                                      --------
TOTAL COMMERICIAL PAPER
(Cost $7,136) ...................................        7,136
                                                      --------

CASH EQUIVALENT -- 3.8%
  Goldman Sachs Financial Square Government
  Money Market Fund ................    5,087,789        5,088
                                                      --------
TOTAL CASH EQUIVALENT
(Cost $5,088) ...................................        5,088
                                                      --------
TOTAL INVESTMENTS -- 105.1%
(Cost $138,873) .................................      141,974
                                                      ========
OTHER ASSETS AND LIABILITIES, NET -- (5.1%) ......      (6,935)
                                                      --------
TOTAL NET ASSETS -- 100.0% .......................    $135,039
                                                      ========

--------------------------
CL--CLASS


                             See Accompanying Notes

SCHEDULE OF INVESTMENTS
ARMADA INTERMEDIATE BOND FUND
================================================================================
MAY 31, 2001

                           ----------------------------------
                                                        VALUE
                            MATURITY      PAR (000)     (000)
                           ----------------------------------
CORPORATE BONDS -- 34.2%
BASIC MATERIALS -- 0.6%
  Dow Chemical (B)
    5.250% ..................05/14/04     $ 2,100     $  2,097
                                                      --------
CONSUMER CYCLICALS -- 3.9%
  Fortune Brands
    6.250% ..................04/01/08       4,040        3,914
  General Motors
    7.200% ..................01/15/11       3,415        3,462
  JC Penney
    6.500% ..................06/15/02       3,470        3,448
  Universal
    8.500% ..................02/28/03       2,825        2,985
                                                      --------
                                                        13,809
                                                      --------
CONSUMER NON-CYCLICALS -- 0.6%
  Kroger
      7.250% ................06/01/09       1,070        1,086
      6.375% ................03/01/08       1,100        1,075
                                                      --------
                                                         2,161
                                                      --------
CONSUMER SERVICES -- 0.3%
  Comcast Cable Communications
    6.750% ..................01/30/11       1,070        1,057
                                                      --------
ENERGY -- 2.0%
  Honeywell International
    6.875% ..................10/03/05       1,300        1,359
  Sunoco
    7.125% ..................03/15/04       5,490        5,655
                                                      --------
                                                         7,014
                                                      --------
FINANCIALS -- 12.0%
  AIG Sunamerica Global Financing (B)
    5.200% ..................05/10/04       3,000        3,001
  Anthem Insurance (B)
    9.125% ..................04/01/10       2,800        2,906
  Bear Stearns
    6.500% ..................05/01/06       3,500        3,518
  Citigroup
    6.500% ..................01/18/11         245          243
  Conseco
    8.750% ..................02/09/04       3,000        2,835
  First Union National Bank
    6.950% ..................11/01/04       1,685        1,750
    7.800% ..................08/18/10       1,690        1,802
  General Electric Capital, Cl A (MTN)
    7.000% ..................02/03/03       2,000        2,071
  Household Finance
    6.500% ..................01/24/06       2,110        2,139
  Huntington National Bank
    7.625% ..................01/15/03         500          519
  IOS Capital (MTN)
    6.730% ..................06/15/01       5,000        4,994
  Lehman Brothers Holdings
    7.000% ..................02/01/08       1,425        1,454
  Morgan Stanley Dean Witter
    8.000% ..................06/15/10       3,900        4,222
  Prime Property Funding, Series II (B)
    6.800% ..................08/15/02       4,360        4,426
  Salomon Smith Barney Holdings
    6.250% ..................01/15/05       5,415        5,489



                           ----------------------------------
                                                        VALUE
                            MATURITY      PAR (000)     (000)
                           ----------------------------------
CORPORATE BONDS -- CONTINUED
FINANCIALS -- CONTINUED
  US Leasing Capital
    6.625% ..................05/15/03      $  300     $    307
  Verizon Global Funding (B)
    7.250% ..................12/01/10       1,000        1,025
                                                      --------
                                                        42,701
                                                      --------
INDUSTRIALS -- 3.8%
  Halliburton (MTN)
    5.625% ..................12/01/08       4,795        4,555
  Precision Castparts
    8.750% ..................03/15/05       4,900        5,156
  Scholastic
    7.000% ..................12/15/03       3,600        3,735
                                                      --------
                                                        13,446
                                                      --------
REAL ESTATE INVESTMENT TRUST -- 0.7%
  Federal Realty Investors Trust (MTN)
    6.990% ..................03/10/06       2,550        2,499
                                                      --------
SOVEREIGN AGENCY -- 8.3%
  Fannie Mae
      6.625%# ...............11/15/10       9,875       10,233
      6.061% (D) ............07/05/14       8,855        3,968
      6.000%# ...............12/15/05      11,360       11,587
  Freddie Mac
    6.375% ..................11/15/03       3,490        3,621
                                                      --------
                                                        29,409
                                                      --------
TECHNOLOGY -- 1.0%
  Hewlett-Packard
    7.150% ..................06/15/05       3,415        3,550
  Westview School (C)
    6.400% ..................09/01/05         200          202
                                                      --------
                                                         3,752
                                                      --------
TRANSPORTATION -- 0.3%
  Norfolk Southern
    6.200% ..................04/15/09       1,000          963
                                                      --------
UTILITIES -- 0.7%
  Western Resources
    6.875% ..................08/01/04       2,605        2,514
                                                      --------
Total Corporate Bonds
(Cost $119,219) .................................      121,422
                                                      --------

ASSET BACKED SECURITIES -- 15.7%
AUTOMOTIVE -- 3.1%
  Chase Manhattan Auto Owner Trust,
  Series 2000-A, Cl A4
    6.260% ..................06/15/07       3,300        3,383
  Daimler Chrysler Auto Trust,
  Series 2001-A, Cl A4
    5.400% ..................03/06/06       1,750        1,753
  Ford Credit Automotive Owner Trust,
  Series 2000-F, Cl A2
    6.560% ..................05/17/04       2,000        2,061
  Union Acceptance,
  Series 1999-B, Cl A4
    6.110% ..................09/08/05       3,885        3,971
                                                      --------
                                                        11,168
                                                      --------


                             See Accompanying Notes

                                                         SCHEDULE OF INVESTMENTS
                                                   ARMADA INTERMEDIATE BOND FUND
================================================================================
                                                                    MAY 31, 2001

                            ---------------------------------
                                                        VALUE
                            MATURITY      PAR (000)     (000)
                            ---------------------------------
ASSET BACKEDSECURITIES -- CONTINUED
CREDIT CARDS -- 1.4%
  Providian Master Trust,
  Series 2000-1, Cl A
    7.490% ..................08/17/09     $ 4,755     $  5,048
                                                      --------
MORTGAGE RELATED -- 8.9%
  Amresco Residential Mortgage,
  Series 1997-1, Cl B1A (A)
    5.310% ..................03/25/27         631          612
  Amresco Securitized Net Interest Margin,
  Series 1999-1A, Cl A
    9.100% ..................09/27/29       2,980        2,071
  Contimortgage Home Equity Loan Trust,
  Series 1998-2, Cl A6
    6.360% ..................11/15/19       3,575        3,621
  Contimortgage Home Equity Loan Trust,
  Series 1999-3, Cl A5
    7.360% ..................10/25/26       4,550        4,620
  Green Tree Recreational Equipment,
  Series 1997-D, Cl A1
    6.900% ..................03/15/29       3,844        3,975
  Home Equity Residential,
  Series 2001-I, Cl AH2
    5.885% ..................04/15/19       3,600        3,610
  Residential Asset Securities Trust,
  Series 1999-KS1, Cl Al8
    6.320% ..................04/25/30       2,210        2,213
  Residential Funding Mortgage
  Obligation, Series 1999-HI1, Cl A3
    6.310% ..................08/25/13       6,637        6,700
  Residential Funding Mortgage
  Obligation, Series 1999-HI6, Cl A3
    7.340% ..................08/25/12       3,250        3,343
  UCFC Manufactured Housing
  Contract, Series 1997-3, Cl A2
    6.360% ..................02/15/11         718          721
                                                      --------
                                                        31,486
                                                      --------
OTHER -- 2.3%
  Orix Credit Alliance Owner Trust,
  Series 2000-A, Cl A3
    7.120% ..................05/15/04       4,470        4,572
  Pennsylvania Power & Light,
  Transition Bond, Series 1999-1, Cl A6
    6.960% ..................12/26/07       3,310        3,480
                                                      --------
                                                         8,052
                                                      --------
TOTAL ASSET BACKED SECURITIES
(Cost $55,101) ..................................       55,754
                                                      --------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.9%
  Federal Home Loan Mortgage Corporation
  Structured Pass Through,
  Series T-8, Cl A5
    7.000% ..................06/15/15       2,471        2,476
  Ge Capital Mortgage Services
  Series 1999-9, Cl 2A1
    6.750% ..................04/25/29       1,745        1,755
  Housing Securities,
  Series 1994-I, Cl A15
    7.500% ..................03/25/09       2,393        2,440

                            ---------------------------------
                                                        VALUE
                            MATURITY      PAR (000)     (000)
                            ---------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- CONTINUED
  Norwest Asset Securities,
  Series 1998-18, Cl A4
    6.250% ..................08/25/28     $ 6,380      $ 6,115
  Prudential Home Mortgage Securities,
  Series 1992-34, Cl A5
    7.000% ..................11/25/07       1,000        1,010
  Prudential Home Mortgage Securities,
  Series 1993-63, Cl A14
    6.750% ..................01/25/24       4,586        4,653
  Residential Asset Securitization Trust,
  Series 2000-A3, Cl A2
    8.000% ..................05/25/30       3,144        3,224
  Ryland Acceptance Corporation,
  Series 17, Cl D
    9.000% ..................07/01/16         743          773
  Vendee Mortgage Trust,
  Series 1999-2, Cl ID
    6.500% ..................12/15/24       4,220        4,127
  Vendee Mortgage Trust,
  Series 1999-3, Cl D
    6.500% ..................06/15/25       1,420        1,413
                                                      --------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $27,720) ..................................       27,986
                                                      --------

COMMERCIAL MORTGAGE BACKED SECURITIES -- 7.5%
  Credit Suisse First Boston Mortgage Securities,
  Series 1997-C1, Cl A1C
    7.240% ..................04/20/07       3,100        3,245
  DLJ Commercial Mortgage,
  Series 2000-CKP1, CL A1A
    6.930% ..................08/10/09       1,275        1,318
  JP Morgan Chase Commercial Mortgage,
  Series 2001-CIBC, Cl A3
    6.260% ..................04/15/33       2,255        2,200
  LB-UBS Commercial Mortgage Trust,
  Series 2001-C2, Cl A2
    6.653% ..................03/15/11       1,765        1,777
  Midland Realty Acceptance,
  Series 1996-C2, Cl A2
    7.233% ..................01/25/29       6,240        6,522
  Prudential Securities Secured Financing,
  Series 1998-C1, Cl A1B
    6.506% ..................07/15/08       8,440        8,502
  Prudential Securities Secured Financing,
  Series 1999-NRF1, Cl A2
    6.480% ..................01/15/09       3,000        3,010
                                                      --------
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
(Cost $25,500) ..................................       26,574
                                                      --------

U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS -- 11.9%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 2.7%
      8.250% ................06/01/06          10           10
      7.000% ................06/01/31       9,300        9,384
                                                      --------
                                                         9,394
                                                      --------


                             See Accompanying Notes

SCHEDULE OF INVESTMENTS
ARMADA INTERMEDIATE BOND FUND
================================================================================
MAY 31, 2001

                            ---------------------------------
                                         NUMBER OF      VALUE
                            MATURITY  SHARES/PAR (000)  (000)
                            ---------------------------------

U.S. GOVERNMENT MORTGAGE BACKED
OBLIGATIONS -- CONTINUED
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 7.9%
      7.000% .....01/01/31 - 04/01/31     $23,052     $ 23,271
      6.000% ................02/01/29       1,278        1,235
      5.735% ................01/01/09       3,660        3,565
                                                      --------
                                                        28,071
                                                      --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 1.3%
      9.000% .....09/15/04 - 05/15/16       1,084        1,148
      7.000% ................08/15/28       1,254        1,271
      6.500% ................03/15/29       2,365        2,345
                                                      --------
                                                         4,764
                                                      --------
TOTAL U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS
(Cost $42,164) ..................................       42,229
                                                      --------

U.S. TREASURY OBLIGATIONS -- 20.5%
U.S. TREASURY INFLATIONARY PROTECTION SECURITY -- 8.7%
      3.625%# ....07/15/02 - 01/15/08      30,013       30,889
                                                      --------
U.S. TREASURY NOTES -- 11.8%
      6.500%# ...............05/15/05       7,650        8,102
      6.250%# ...............08/31/02      11,080       11,385
      5.000%# ...............02/15/11      23,000       22,312
                                                      --------
                                                        41,799
                                                      --------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $71,277) ..................................       72,688
                                                      --------

COMMERCIAL PAPER -- 2.7%
  Public Square
    4.070% ..................06/11/01       4,500        4,495
  Sweetwater Capital
    4.070% ..................06/11/01       5,000        4,994
                                                      --------
TOTAL COMMERCIAL PAPER
(Cost $9,489) ...................................        9,489
                                                      --------

CASH EQUIVALENT -- 2.1%
  Fidelity Domestic Money
  Market Fund .......................   7,475,360        7,475
                                                      --------
TOTAL CASH EQUIVALENT
(Cost $7,475) ...................................        7,475
                                                      --------
TOTAL INVESTMENTS -- 102.5%
(Cost $357,945) .................................      363,617
                                                      ========
OTHER ASSETS AND LIABILITIES, NET -- (2.5%) ......      (8,814)
                                                      --------
TOTAL NET ASSETS -- 100.0% .......................    $354,803
                                                      ========
-----------------------------------------------
# SECURITY FULLY OR PARTIALLY ON LOAN
(A) VARIABLE RARE SECURITY - THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT ON MAY 31, 2001, AND THE DATE REPORTED IS THE FINAL MATURITY DATE, NOT THE NEXT RESET OR PUT DATE.
(B) PRIVATE PLACEMENT SECURITY
(C) CERTIFICATE OF PARTICIPATION
(D) ZERO COUPON
CL--CLASS
MTN--MEDIUM TERM NOTE

                             See Accompanying Notes

                                                         SCHEDULE OF INVESTMENTS
                                               ARMADA LIMITED MATURITY BOND FUND
================================================================================
                                                                    MAY 31, 2001

                            ---------------------------------
                                                        VALUE
                            MATURITY      PAR (000)     (000)
                            ---------------------------------
CORPORATE BONDS -- 33.6%
BASIC MATERIALS -- 1.0%
  Dow Chemical (B)
    5.250% ..................05/14/04     $ 2,000     $  1,997
                                                      --------
CONSUMER CYCLICALS -- 7.9%
  Dial
    6.625% ..................06/15/03       3,300        3,325
  Dillards
    9.500% ..................10/15/01       2,000        1,998
  Dillards (A)
    6.310% ..................08/01/02       5,000        4,767
  JC Penney
    7.250% ..................04/01/02       2,000        1,995
  Universal
    8.500% ..................02/28/03       3,275        3,460
                                                      --------
                                                        15,545
                                                      --------
FINANCIALS -- 5.5%
  AIG Sunamerica Global Financing (B)
    5.200% ..................05/10/04       1,000        1,001
  First Union
    8.125% ..................06/24/02       1,400        1,451
  Ford Motor Credit
    6.550% ..................09/10/02       1,000        1,020
  General Electric Capital,
  Cl A (MTN)
    7.000% ..................02/03/03       5,000        5,175
  Morgan Stanley Dean Witter,
  Cl C (MTN)
    7.375% ..................04/15/03       2,000        2,079
                                                      --------
                                                        10,726
                                                      --------
REAL ESTATE INVESTMENT TRUSTS -- 1.6%
  Colonial Realty (MTN)
    6.960% ..................07/26/04       3,200        3,228
                                                      --------
SOVEREIGN AGENCY -- 14.1%
  Fannie Mae
    6.000%# .................12/15/05       5,150        5,245
  Freddie Mac
    6.375% ..................11/15/03      21,550       22,331
                                                      --------
                                                        27,576
                                                      --------
TECHNOLOGY -- 0.4%
  Xerox
    5.500% ..................11/15/03         900          763
                                                      --------
TRANSPORTATION -- 2.1%
  General American Transportation
    10.125% .................03/15/02       4,000        4,110
                                                      --------
UTILITIES -- 1.0%
  Western Resources
    6.875% ..................08/01/04       2,000        1,930
                                                      --------
TOTAL CORPORATE BONDS
(Cost $65,096) ..................................       65,875
                                                      --------

ASSET BACKED SECURITIES -- 43.3%
AUTOMOTIVE -- 27.6%
  Americredit Automobile Receivables Trust,
  Series 2001-1, Cl A3
    5.130% ..................11/06/05       1,750        1,752
  Chase Manhattan Auto Owner Trust,
  Series 2000-A, Cl A4
    6.260% ..................06/15/07       5,000        5,126



                            ---------------------------------
                                                        VALUE
                            MATURITY      PAR (000)     (000)
                            ---------------------------------
ASSET BACKEDSECURITIES -- CONTINUED
AUTOMOTIVE -- CONTINUED
  Continental Automotive Receivables
  Owner Trust, Series 2000-A, Cl A3
    7.380% ..................02/15/04     $10,000     $ 10,238
  Daimler Chrysler Auto Trust,
  Series 2001-A, Cl A4
    5.400% ..................03/06/06       3,000        3,006
  Flagship Auto Receivables Owner Trust,
  Series 1999-2, Cl A3
    6.835% ..................11/18/04       9,000        9,277
  Ford Credit Automotive Owner Trust,
  Series 2000-A, Cl A5
    7.190% ..................03/15/04       2,175        2,264
  Ford Credit Automotive Owner Trust,
  Series 2000-E, Cl A4
    6.740% ..................06/15/04       4,400        4,533
  Ford Credit Automotive Owner Trust,
  Series 2000-F, Cl A2
    6.560% ..................05/17/04       3,000        3,092
  Household Automobile Revolving Trust I,
  Series 1998-1 Cl A3 (A)
    5.470% ..................07/17/03         397          398
  Union Acceptance, Series 1999-B, Cl A4
    6.110% ..................09/08/05       2,800        2,862
  Wells Fargo Auto Trust,
  Series 2001-A, Cl A4
    5.070% ..................03/15/08       2,800        2,778
  WFS Financial Owner Trust,
  Series 1999-A, Cl A4
    5.700% ..................11/20/03       8,750        8,871
                                                      --------
                                                        54,197
                                                      --------
CREDIT CARDS -- 4.0%
  Citibank Credit Card Trust,
  Series 1999-1, Cl A
    5.500% ..................02/15/06       2,300        2,313
  Metris Master Trust,
  Series 1997-1, Cl A
    6.870% ..................10/20/05       4,850        4,963
  Sears Credit Account Master Trust,
  Series 1996-4, Cl A
    6.450% ..................10/16/06         560          569
                                                      --------
                                                         7,845
                                                      --------
MORTGAGE RELATED -- 8.4%
  Amresco Residential Mortgage,
  Series 1997-1, Cl B1A (A)
    5.310% ..................03/25/27         316          306
  Amresco Securitized Net Interest,
  Series 1997-1, Cl A (B) (D)
    7.545% ..................09/26/27       2,438        1,999
  Asset Backed Funding Certificate,
  Series 2001-AQ1, Cl A2
    5.357% ..................01/20/22       5,000        5,001
  Champion Home Equity Loan Trust,
  Series 1998-1, Cl A2 (C)
    8.120% ..................09/25/01      21,000          403
  EQCC Home Equity Loan Trust,
  Series 1999-3, Cl A3F
    7.067% ..................11/25/24       3,030        3,108
  Home Equity Residential,
  Series 2001-I, Cl AH2
    5.885% ..................04/15/19       2,000        2,006


                             See Accompanying Notes

SCHEDULE OF INVESTMENTS
ARMADA LIMITED MATURITY BOND FUND
================================================================================
MAY 31, 2001

                            ---------------------------------
                                                        VALUE
                            MATURITY      PAR (000)     (000)
                            ---------------------------------

ASSET BACKED SECURITIES -- CONTINUED
MORTGAGE RELATED -- CONTINUED
  Mellon Residential Funding,
  Series 2, Cl A
    5.650% ..................06/05/09      $3,500     $  3,502
  Morgan Keegan & Associates (A)
    9.225% ..................04/25/09         187          199
                                                      --------
                                                        16,524
                                                      --------
OTHER -- 3.3%
  Capital Equipment Receivables Trust,
  Series 1997-1, Cl A4
    6.190% ..................02/15/02         376          377
  Detroit Edison Securitization Funding,
  Series 2001-1, Cl A2
    5.510% ..................03/01/07       2,000        2,009
  GE Capital Equipment Lease Trust,
  Series 1997-A, Cl A
    6.850% ..................05/20/08         665          680
  Green Tree Recreational Equipment &
  Consumer Trust, Series 1997-B, Cl A1
    6.550% ..................07/15/28       1,089        1,111
  PNC Student Loan Trust I,
  Series 1997-2, Cl A4
    6.446% ..................01/25/02         229          230
  PSE & G Transition Funding LLC,
  Series 2001-1, Cl A2
    5.740% ..................03/15/07       2,000        2,024
                                                      --------
                                                         6,431
                                                      --------
TOTAL ASSET BACKED SECURITIES
(Cost $84,811)                                          84,997
                                                      --------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 13.4%
  Chase Mortgage Finance,
  Series 1993-P, Cl A6
    5.650% ..................12/25/24       2,680        2,680
  Countrywide Home Loans,
  Series 1997-8, Cl A2
    6.750% ..................01/25/28       1,011        1,011
  GE Capital Mortgage Services,
  Series 1993-18, Cl A10
    6.000% ..................02/25/09       3,790        3,794
  Golden National Mortgage
  Asset Backed Certificate,
  Series 1998-GN1, Cl A
    7.110% ..................08/25/27          14           14
  HSBC Mortgage Loan Trust,
  Series 2000-HSB1, Cl A2
    7.110% ..................12/16/30       5,000        5,039
  Prudential Home Mortgage
  Securities, Series 1992-34, Cl A5
    7.000% ..................11/25/07       3,000        3,031
  Prudential Home Mortgage
  Securities, Series 1993-63, Cl A14
    6.750% ..................01/25/24       3,567        3,619
  Residential Asset Securitization Trust,
  Series 2000-A3, Cl A2
    8.000% ..................05/25/30       2,381        2,441
  Vendee Mortgage Trust,
  Series 1999-2, Cl 1J
    6.500% ..................01/15/06       4,600        4,657
                                                      --------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $25,978) ..................................       26,286
                                                      --------

                            ---------------------------------
                                          NUMBER OF     VALUE
                            MATURITY  SHARES/PAR (000)  (000)
                            ---------------------------------
U.S. GOVERNMENT AGENCY OBLIGATION -- 0.5%
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.5%
    7.500% ..................07/01/08      $1,001     $  1,036
                                                      --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATION
(Cost $1,024) ..................................         1,036
                                                      --------

U.S. TREASURY OBLIGATIONS -- 7.4%
U.S. TREASURY INFLATIONARY PROTECTION SECURITY -- 1.9%
    3.625%# .................07/15/02       3,574        3,662
                                                      --------
U.S. TREASURY NOTES -- 5.5%
    6.250% ..................10/31/01       3,400        3,437
    6.250%# .................08/31/02       5,000        5,136
    6.500%# .................05/15/05       2,000        2,118
                                                      --------
                                                        10,691
                                                      --------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $14,133) .................................        14,353
                                                      --------


CASH EQUIVALENT -- 3.7%
  Fidelity Domestic Money
  Market Fund .......................   7,224,213        7,224
                                                      --------
TOTAL CASH EQUIVALENT
(Cost $7,224) ..................................         7,224
                                                      --------

REPURCHASE AGREEMENT -- 1.0%
  Morgan Stanley Dean Witter
  4.100% (dated 05/31/01, matures
  06/01/01, repurchase price
  $2,000,228:  collateralized by
  FNMA obligation:  total value
  $2,054,205) .......................       2,000        2,000
                                                      --------
TOTAL REPURCHASE AGREEMENT
(Cost $2,000) ..................................         2,000
                                                      --------
TOTAL INVESTMENTS -- 102.9%
(Cost $200,266) ................................       201,771
                                                      ========
OTHER ASSETS AND LIABILITIES, NET-- (2.9%) .....        (5,700)
                                                      --------
TOTAL NET ASSETS-- 100.0% ......................      $196,071
                                                      ========

------------------------------------------------
# SECURITY FULLY OR PARTIALLY ON LOAN
(A) VARIABLE RATE SECURITY - RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS
    IS THE RATE IN EFFECT ON MAY 31, 2001, AND THE DATE REPORTED IS THE FINAL MATURITY DATE, NOT THE NEXT RESET OR PUT DATE.
(B) PRIVATE PLACEMENT SECURITY
(C) INTEREST ONLY SECURITY
(D) SECURITY FAIR VALUED USING METHODS DETERMINED IN GOOD FAITH BY THE VALUATION COMMITTEE OF THE BOARD OF TRUSTEES.
CL--CLASS
LLC--LIMITED LIABILITY CORPORATION
MTN--MEDIUM TERM NOTE

                             See Accompanying Notes

                                                         SCHEDULE OF INVESTMENTS
                                              ARMADA TOTAL RETURN ADVANTAGE FUND
================================================================================
                                                                    MAY 31, 2001

                            ---------------------------------
                                                        VALUE
                            MATURITY      PAR (000)     (000)
                            ---------------------------------
CORPORATE BONDS -- 46.8%
BASIC MATERIALS -- 2.3%
  Alcoa
    7.375% ..................08/01/10      $2,310     $  2,449
  Engelhard
    7.000% ..................08/01/01       5,600        5,621
                                                      --------
                                                         8,070
                                                      --------
CONSUMER CYCLICALS -- 2.3%
  Ford Motor
    6.375% ..................02/01/29       3,675        3,101
  Target
    5.500% ..................04/01/07       2,450        2,369
  Unilever
    6.750%# .................11/01/03       1,425        1,486
  Wal-Mart Stores
    7.550% ..................02/15/30       1,330        1,455
                                                      --------
                                                         8,411
                                                      --------
CONSUMER NON-CYCLICALS -- 1.8%
  Kroger
    6.375% ..................03/01/08       1,625        1,588
  Pepsi Bottling Holdings (B)
    5.375% ..................02/17/04       1,855        1,867
  Safeway
    7.250% ..................09/15/04       2,925        3,038
                                                      --------
                                                         6,493
                                                      --------
CONSUMER SERVICES -- 1.5%
  Comcast Cable Communication
    6.375% ..................01/30/06       1,940        1,946
    6.200% ..................11/15/08       1,590        1,542
  Time Warner
    6.625% ..................05/15/29       2,300        2,050
                                                      --------
                                                         5,538
                                                      --------
ENERGY -- 2.9%
  Conoco
    6.950% ..................04/15/29       2,550        2,445
    5.900% ..................04/15/04       1,495        1,517
  Enron (A)
    6.725% ..................11/17/08       2,900        2,838
  Exxon Mobil
    8.625% ..................08/15/21       2,000        2,380
  Wisconsin Energy
    5.875% ..................04/01/06       1,150        1,141
                                                      --------
                                                        10,321
                                                      --------
FINANCIALS -- 12.1%
  ABN Amro Bank of Chicago
    7.250% ..................05/31/05       1,300        1,357
  Associates of North America
    7.750% ..................02/15/05       2,225        2,347
  Bear Stearns
    6.500% ..................05/01/06       2,100        2,111
  Chase Manhattan
    6.375% ..................02/15/08       3,200        3,188
  Citicorp
    7.125% ..................09/01/05       4,000        4,165
  Citigroup
    5.800% ..................03/15/04       2,485        2,513
  First Union
    7.125% ..................10/15/06       4,400        4,560

                            ---------------------------------
                                                        VALUE
                            MATURITY      PAR (000)     (000)
                            ---------------------------------

CORPORATE BONDS -- CONTINUED
FINANCIALS -- CONTINUED
  Fleet Boston Financial
    6.500% ..................03/15/08     $ 2,775     $  2,762
    6.375% ..................05/15/08       1,250        1,236
  Ford Motor Credit
    7.375% ..................10/28/09       2,625        2,675
    6.550% ..................09/10/02         750          765
  General Electric Capital,
  Cl A (MTN)
    7.000% ..................02/03/03       2,060        2,133
  Household Finance
    7.875% ..................03/01/07       3,005        3,223
  Lehman Brothers Holdings
    6.625% ..................04/01/04       3,945        4,039
  Merrill Lynch
    6.000% ..................02/17/09       2,725        2,635
  National Westminster Bank
    7.375% ..................10/01/09         100          105
  Verizon Global Funding (B)
    7.750% ..................12/01/30       1,050        1,091
  Wells Fargo Bank
    7.550% ..................06/21/10       2,250        2,389
                                                      --------
                                                        43,294
                                                      --------
INDUSTRIALS -- 1.1%
  Monsanto
    6.600% ..................12/01/28       3,090        2,935
  Union Pacific
    6.625% ..................02/01/29         980          887
                                                      --------
                                                         3,822
                                                      --------
REAL ESTATE INVESTMENT TRUSTS -- 0.5%
  Mack-Cali Realty
    7.000% ..................03/15/04       1,650        1,673
                                                      --------
SOVEREIGN AGENCY -- 20.0%
  City of Naples
    7.520% ..................07/15/06       3,543        3,687
  Fannie Mae
    6.625%# ......11/15/10 - 11/15/30      20,345       20,932
    6.000%# .................12/15/05      17,690       18,044
  Freddie Mac
    6.375% ..................11/15/03       7,090        7,356
  Kingdom of Sweden
    6.500% ..................03/04/03       4,160        4,300
  Province of Ontario
    7.375% ..................01/27/03       6,015        6,280
  Quebec Province
    8.625% ..................01/19/05       4,050        4,441
  Republic of Finland
    7.875% ..................07/28/04       3,185        3,400
    5.875% ..................02/27/06       2,895        2,920
                                                      --------
                                                        71,360
                                                      --------
TECHNOLOGY -- 1.6%
  Applied Materials
    7.125% ..................10/15/17       3,475        3,267
  Hewlett-Packard
    7.150% ..................06/15/05         950          987
  International Business Machines
    6.500% ..................01/15/28       1,540        1,434
                                                      --------
                                                         5,688
                                                      --------


                             See Accompanying Notes

SCHEDULE OF INVESTMENTS
ARMADA TOTAL RETURN ADVANTAGE FUND
================================================================================
MAY 31, 2001

                            ---------------------------------
                                                        VALUE
                            MATURITY      PAR (000)     (000)
                            ---------------------------------
CORPORATE BONDS -- CONTINUED
TRANSPORTATION -- 0.7%
  Federal Express
    6.720% ..................01/15/22     $ 1,626     $  1,593
  Union Pacific
    7.600% ..................05/01/05         790          826
                                                      --------
                                                         2,419
                                                      --------
TOTAL CORPORATE BONDS
(Cost $166,891) .................................      167,089
                                                      --------

ASSET BACKED SECURITIES -- 11.2%
AUTOMOTIVE -- 5.6%
  Daimler Chrysler Auto Trust,
  Series 2001-A, Cl A4
    5.400% ..................03/06/06       5,785        5,797
  Ford Credit Auto Trust,
  Series 2000-D, Cl A5
    7.150% ..................01/15/05       7,000        7,275
  World Omni Auto Receivables Trust
    5.300% ..................02/20/05       6,855        6,920
                                                      --------
                                                        19,992
                                                      --------
CREDIT CARDS -- 3.7%
  Discover Card Master Trust,
  Series 1999-6, Cl A
    6.850% ..................07/17/07       2,779        2,890
  MBNA Master Credit Card Trust,
  Series 2000-L, Cl A
    6.500% ..................04/15/10      10,000       10,282
                                                      --------
                                                        13,172
                                                      --------
OTHER -- 1.9%
  Railcar Leasing llc, Series 1, Cl A1
    6.750% ..................07/15/06       6,613        6,800
                                                      --------
TOTAL ASSET BACKED SECURITIES
(Cost $38,973) ..................................       39,964
                                                      --------

COMMERCIAL MORTGAGE BACKED SECURITIES -- 6.9%
  GMAC Commercial Mortgage Securities,
  Series 1999-C1, Cl A2
    6.175% ..................05/15/33       8,415        8,324
  JP Morgan Commercial Mortgage Finance,
  Series 1999-C7, Cl A1
    6.180% ..................10/15/35       8,367        8,450
  Morgan Stanley Dean Witter Capital,
  Series 2000-TOP1, Cl A1
    6.020% ..................11/15/05       7,755        7,827
                                                      --------
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
(Cost $24,636) ..................................       24,601
                                                      --------


                            ---------------------------------
                                                        VALUE
                            MATURITY      PAR (000)     (000)
                            ---------------------------------

MORTGAGE PASS THROUGH OBLIGATION -- 0.1%
  Thirty-Seventh FHA Insurance Project
    7.430% ..................05/01/22      $  402     $    406
                                                      --------
TOTAL MORTGAGE PASS THROUGH OBLIGATION
(Cost $402) .....................................          406
                                                      --------

U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS -- 1.0%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.0%
      8.750% ................05/01/08           2            2
      7.500% ................12/01/10          43           45
                                                      --------
                                                            47
                                                      --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.0%
      5.730% ................12/01/08       3,522        3,445
                                                      --------
TOTAL U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS
(Cost $3,501)                                            3,492
                                                      --------

U.S. TREASURY OBLIGATIONS -- 33.4%
U.S. TREASURY BONDS -- 12.4%
      6.000%# ...............02/15/26      19,820       19,950
      5.250%# ...............02/15/29      26,780       24,416
                                                      --------
                                                        44,366
                                                      --------
U.S. TREASURY NOTES -- 21.0%
      6.125%# ...............08/15/07      11,845       12,426
      6.000% ................08/15/04      13,045       13,555
      5.000% ................02/15/11      20,000       19,401
      4.625% ................05/15/06      30,000       29,592
                                                      --------
                                                        74,974
                                                      --------
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $119,868) .................................      119,340
                                                      --------

CASH EQUIVALENT -- 1.4%
  Fidelity Domestic Money
  Market Fund .......................   4,816,786        4,817
                                                      --------
TOTAL CASH EQUIVALENT
(Cost $4,817) ...................................        4,817
                                                      --------
TOTAL INVESTMENTS -- 100.8%
(Cost $359,088) .................................      359,709
                                                      ========
OTHER ASSETS AND LIABILITIES, NET -- (0.8%) ......      (3,015)
                                                      --------
TOTAL NET ASSETS -- 100.0% .......................    $356,694
                                                      ========

------------------------------------------------
# SECURITY FULLY OF PARTIALLY ON LOAN
(A) VARIABLE RATE SECURITY - THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT ON MAY 31, 2001, AND THE DATE REPORTED IS THE FINAL MATURITY DATE, NOT THE NEXT RESET OR PUT DATE.
(B) PRIVATE PLACEMENT
CL--CLASS
LLC--LIMITED LIABILITY CORPORATION


                             See Accompanying Notes

                                                         SCHEDULE OF INVESTMENTS
                                              ARMADA U.S. GOVERNMENT INCOME FUND
================================================================================
                                                                    MAY 31, 2001

                            ---------------------------------
                                                        VALUE
                            MATURITY      PAR (000)     (000)
                            ---------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 12.3%
  Cityfed Mortgage Trust, Series 1, Cl D
    10.000% .................01/01/18    $     34     $     35
  MDC Asset Investors Trust, Series XI, Cl 8
    7.000% ..................02/20/19         334          334
  Security Mortgage Acceptance Corporation,
  Series B, Cl 4
    9.000% ..................12/01/16       1,998        2,095
  Structured Mortgage Asset Residential Trust,
  Series 1992-2, Cl  I
    8.250% ..................06/25/19         534          568
  Vendee Mortgage Trust, Series 2000-1, Cl 2A
    7.250% ..................12/15/15         897          924
  Vendee Mortgage Trust, Series 2000-2, Cl A
    7.500% ..................06/15/30       1,110        1,143
  Vendee, Series 2000-1, Cl 1
    6.836% ..................01/15/30      16,624       16,676
                                                      --------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $20,670) ..................................       21,775
                                                      --------

COMMERCIAL MORTGAGE BACKED SECURITY -- 1.3%
  Credit Suisse First Boston Mortgage Securities,
  Series 1997-C1, Cl A1C
    7.240% ..................04/20/07       2,200        2,303
                                                      --------
TOTAL COMMERCIAL MORTGAGE BACKED SECURITY
(Cost $2,279) ...................................        2,303
                                                      --------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 81.5%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 27.4%
     12.250% ................08/01/15         571          656
     10.500% ................11/01/02          21           22
     10.000% ................09/01/16         160          173
      9.750% .....11/01/08 - 04/01/09         318          341
      9.250% .....08/01/13 - 11/01/19         161          167
      9.000% .....09/01/01 - 09/01/20       1,744        1,852
      8.750% .....06/01/16 - 07/01/17         441          465
      8.500% .....03/01/06 - 01/01/22       1,649        1,741
      8.000% .....09/01/03 - 03/01/22       1,512        1,576
      7.500% .....05/15/22 - 08/01/30       9,216        9,423
      7.000% .....06/01/29 - 04/01/31      31,775       32,074
                                                      --------
                                                        48,490
                                                      --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 29.8%
     14.000% ................11/01/12         146          166
     12.500% ................05/01/15         536          615
     11.250% .....06/01/13 - 12/01/15          50           57
     10.500% .....01/01/04 - 05/01/04          42           45
     10.000% ................06/01/21          74           82
      9.500% ................09/01/11         362          381
      9.000% .....06/01/09 - 10/01/19         326          346
      8.500% .....11/01/21 - 09/01/23         423          452
      8.000% .....12/01/17 - 03/01/23       2,485        2,567
      7.500% .....05/25/21 - 06/01/31       8,529        8,745
      7.000% ................12/01/15       5,009        5,120
      6.500% .....04/01/16 - 07/01/29      10,321       10,300
      6.000% .....05/25/14 - 02/01/29      24,791       23,861
                                                      --------
                                                        52,737
                                                      --------

                            ---------------------------------
                                          NUMBER OF     VALUE
                            MATURITY  SHARES/PAR (000)  (000)
                            ---------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- CONTINUED
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 24.3%
     17.000% ................11/15/11    $     86       $  106
     16.000% .....11/15/11 - 12/15/11           5            6
     15.000% .....06/15/11 - 01/15/13       2,736        3,268
     14.500% .....09/15/12 - 08/15/14          17           21
     14.000% .....05/15/11 - 02/15/15       1,202        1,410
     13.500% .....05/15/10 - 06/20/15       1,413        1,663
     13.000% .....11/15/10 - 06/20/15       1,327        1,535
     12.750% .....09/20/13 - 12/20/14         173          200
     12.500% .....04/15/10 - 01/20/16       2,970        3,413
     12.000% .....08/15/12 - 05/15/18       1,507        1,739
     11.500% .....06/20/04 - 12/15/15         394          443
     10.500% .....04/15/03 - 09/15/04         101          104
      9.250% .....05/15/16 - 05/15/21         798          844
      9.000% .....10/15/04 - 12/15/22       3,033        3,240
      8.750% .....08/15/08 - 06/15/17         429          430
      8.500% .....03/20/17 - 09/15/24         435          440
      8.250% .....01/15/05 - 06/15/16         751          784
      8.000% .....04/15/17 - 05/20/24       1,485        1,556
      7.500% .....05/15/22 - 12/15/29       2,040        2,101
      7.000% .....10/15/22 - 03/15/29       5,435        5,510
      6.500% ................03/15/29       2,625        2,603
      6.000% .....11/15/28 - 06/01/31      11,876       11,485
                                                      --------
                                                        42,901
                                                      --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $143,436) .................................      144,128
                                                      --------

ASSET BACKED SECURITY -- 0.3%
MORTGAGE  RELATED
  Amresco Residential Mortgage,
  Series 1997-1, Cl B1A (A)
    4.890% ..................03/25/27         559          542
                                                      --------
TOTAL ASSET BACKED SECURITY
(Cost $543) .....................................          542
                                                      --------

CASH EQUIVALENT -- 3.8%
  Goldman Sachs Financial Square
  Government Money Market Fund ......   6,686,586        6,687
                                                      --------
TOTAL CASH EQUIVALENT
(Cost $6,687) ...................................        6,687
                                                      --------

COMMERCIAL PAPER -- 9.0%
  General Electric Capital
    3.990% ..................06/18/01       2,850        2,845
  Public Square
    4.070% ..................06/11/01       8,000        7,991
  Streetwater Capital
    4.070% ..................06/11/01       5,071        5,065
                                                      --------
TOTAL COMMERCIAL PAPER
(Cost $15,901) ..................................       15,901
                                                      --------


                             See Accompanying Notes

SCHEDULE OF INVESTMENTS
ARMADA U.S. GOVERNMENT INCOME FUND
================================================================================
MAY 31, 2001

                            ---------------------------------
                                                        VALUE
                                         PAR (000)      (000)
                            ---------------------------------


REPURCHASE AGREEMENT -- 3.4%
Morgan Stanely Dean Witter,
  4.100% (dated 05/31/01, matures
  06/01/01, repurchase price $6,000,683;
  collateralized by various government
  obligations; total value: $6,156,265) $6,000        $  6,000
                                                      --------
TOTAL REPURCHASE AGREEMENT
(Cost $6,000) ..................................         6,000
                                                      --------
TOTAL INVESTMENTS -- 111.6%
(Cost $195,516) ................................       197,336
                                                      ========
OTHER ASSETS AND LIABILITIES, NET -- (11.6%) ....      (20,517)
                                                      --------
TOTAL NET ASSETS -- 100.0% ......................     $176,819
                                                      ========

------------------------------------------------
(A) VARIABLE RATE SECURITY - THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT ON MAY 31, 2001, AND THE DATE REPORTED IS THE FINAL MATURITY DATE, NOT THE NEXT RESET OR PUT DATE.
CL--CLASS

                             See Accompanying Notes

                                                         SCHEDULE OF INVESTMENTS
                                             ARMADA MICHIGAN MUNICIPAL BOND FUND
================================================================================
                                                                    MAY 31, 2001

                            ---------------------------------
                                                        VALUE
                            MATURITY      PAR (000)      (000)
                            ---------------------------------

MUNICIPAL BONDS -- 97.8%
MICHIGAN -- 88.5%
  Anchor Bay School District (GO) (FGIC)
  Series II
    6.125% ..................05/01/11       $ 350     $    397
  Brighton Area School District (GO)
  (AMBAC) (C) Series II
    0.000% ..................05/01/11       2,000        1,255
  Byron Center Public School
  (GO) (MBIA)
    8.250% ..................05/01/08       1,380        1,709
    8.250  % ................05/01/09       1,380        1,739
  Central Michigan University
  (RB) (FGIC)
    5.000% ..................10/01/18       1,000          987
  Clarkeston State Community Schools
  (GO) (FGIC)
    6.250% ..................05/01/05       1,000        1,091
  Detroit Distributable State Aid
  (GO) (AMBAC)
    5.250% ..................05/01/08       2,000        2,120
  Detroit Downtown Development
  (GO) (AMBAC) Series A
    6.250% ..................07/15/11       1,600        1,836
  Detroit School District (GO) (FGIC)
  Series B
    5.000% ..................05/01/17       1,000          987
  Detroit Sewer Disposal System
  (RB) (MBIA) Series A
    6.000% ..................07/01/07       2,500        2,756
  Detroit Sewer Disposal System
  (RB) (MBIA) Series B
    6.000% ..................07/01/09       1,000        1,115
      6.000% ................07/01/10       1,380        1,542
  Detroit Water Supply System
  (RB) (FGIC)
    6.500% ..................07/01/15       1,000        1,162
  Detroit Water Supply System
  (RB) (MBIA) Series A
    6.000% ..................07/01/13       1,000        1,116
  Detroit Water Supply System
  (RB) (MBIA) Series B
    5.550% ..................07/01/12       2,000        2,175
  Ecorse Public School District
  (GO) (FGIC)
    6.500% ..................05/01/07       1,350        1,522
  Flint (GO) (MBIA)
    6.000% ..................11/01/04       1,110        1,197
  Forest Hills Public Schools (GO)
    5.000% ..................05/01/12       1,000        1,029
  Goodrich Area School District
  (GO) (FSA) Series A
    5.750% ..................05/01/12       1,020        1,122
  Goodrich Area School District,
  Prerefunded 05/01/05 @ 102
  (GO) (AMBAC)
    7.650% ..................05/01/11       1,125        1,306
  Grand Haven Area Public Schools
  (GO) (MBIA)
    7.000% ..................05/01/07       1,235        1,422


                            ---------------------------------
                                                        VALUE
                            MATURITY      PAR (000)      (000)
                            ---------------------------------
MUNICIPAL BONDS -- CONTINUED
MICHIGAN -- CONTINUED
  Grand Ledge Public School District
  (GO) (MBIA)
    5.450% ..................05/01/11      $1,250     $  1,355
  Grand Rapids Building Facilities
  Authority (RB)
    5.000% ..................04/01/15       1,570        1,596
  Grand Rapids Sanitation & Sewer
  Systems (RB) (FGIC) Series A
    5.375% ..................01/01/16       1,535        1,602
  Grand Valley Michigan State University
  (RB) (FGIC)
    5.750% ..................12/01/14       1,405        1,512
  Greater Detroit Resource Recovery
  Authority (RB) (AMBAC)
  Series B
    6.250% ..................12/13/08       1,500        1,684
  Hartland School District, Prerefunded
  05/01/10 @ 100 (GO) (FGIC)
    6.000% ..................05/01/12       1,325        1,486
  Holt Public Schools (GO) (FGIC) Series A
    5.625% ..................05/01/15       1,275        1,345
  Jenison Public Schools (GO) (FGIC)
    5.250% ..................05/01/12       1,000        1,057
  Kalamazoo (GO)
    6.200% ..................10/01/06       1,650        1,726
  Kalamazoo Hospital Finance Authority,
  Borgess Medical Center (RB)
  (ETM) (FGIC) Series A
    6.125% ..................07/01/07       2,000        2,092
  Kalamazoo Hospital Finance Authority,
  Bronson Methodist (RB) (ETM)
  Series A
    5.875% ..................05/15/03       1,440        1,510
  Kalamazoo Public Library
  (GO) (MBIA)
    5.200% ..................05/01/11       1,000        1,062
  Kent Hospital Finance Authority,
  Butterworth Hospital Project (RB)
  Series A
    7.250% ..................01/15/13       5,000        5,944
  Kentwood Public School System (GO)
    5.900% ..................05/01/04         500          520
  Kentwood Public School System,
  Prerefunded 05/01/02 @ 102 (GO)
    5.900% ..................05/01/04         500          523
  Lake Orion Community School District,
  Prerefunded 05/01/05 @ 101
  (GO) (AMBAC)
    7.000% ..................05/01/20       2,000        2,257
  Lakeshore Public Schools (GO) (B)
    5.000% ..................05/01/17         500          489
  Lansing (GO)
    6.000% ..................01/01/07       1,335        1,462
  Lansing Building Authority
  (GO) (ETM) (AMBAC)
    6.000% ..................06/01/04       1,000        1,028
  Lansing School District, Prerefunded
  05/01/05 @ 100 (GO) Series III
    6.875% ..................05/01/09       2,000        2,230



                             See Accompanying Notes

SCHEDULE OF INVESTMENTS
ARMADA MICHIGAN MUNICIPAL BOND FUND
================================================================================
MAY 31, 2001

                            ---------------------------------
                                                        VALUE
                            MATURITY      PAR (000)      (000)
                            ---------------------------------

MUNICIPAL BONDS -- CONTINUED
MICHIGAN -- CONTINUED
  Lansing Tax Increment Finance
  Authority (GO) (ETM)
    6.000% ..................10/01/02      $1,000     $  1,039
  Livonia Public School District (GO)
  Series I
    6.350% ..................05/01/04       1,000        1,045
  Michigan State (GO)
    5.500% ..................12/01/13       1,120        1,207
  Michigan State Building Authority,
  Facilities Program (RB) Series 1
    5.250% ..................10/15/11       2,675        2,812
  Michigan State Building Facilities
  Authority (RB)
    6.400% ..................10/01/04       1,000        1,030
  Michigan State Building Facilities
  Authority (RB) Series II
    5.000% ..................10/15/14       1,000        1,009
  Michigan State Environmental
  Protection Program (GO)
    6.250% ..................11/01/12       3,250        3,729
  Michigan State Environmental
  Protection Program,
  Prerefunded 11/01/02 @ 102 (GO)
    6.250% ..................11/01/07       1,000        1,064
  Michigan State Hospital Finance
  Authority (RB) (ETM) (MBIA)
    5.375% ..................08/15/14         285          297
  Michigan State Hospital Finance
  Authority, Genesys Health Systems,
  Prerefunded 10/01/05 @ 102 (RB)
  Series A
    8.100% ..................10/01/13       3,500        4,152
  Michigan State Hospital Finance
  Authority, Harper-Grace Hospitals
  (RB) (ETM)
    7.125% ..................05/01/09         980        1,101
  Michigan State Hospital Finance
  Authority, Henry Ford Health System
  (RB) (AMBAC)
    6.000% ..................09/01/11         500          560
    6.000% ..................09/01/12       2,000        2,227
  Michigan State Housing Development
  Authority (RB) (AMT) (AMBAC)
  Series A
    5.750% ..................10/01/04       1,525        1,592
  Michigan State Housing Development
  Authority (RB) Series A
    6.450% ..................06/01/04       1,000        1,034
  Michigan State Housing Development
  Authority, Parkway Meadows Project
  (RB) (FSA)
    6.625% ..................10/15/06       1,000        1,051
  Michigan State Municipal Bond Authority
  (RB) (AMBAC)
    6.200% ..................05/01/04       1,000        1,074
  Michigan State South Central Power
  Agency System (RB) (MBIA)
    5.800% ..................11/01/05       2,000        2,163
    5.700% ..................11/01/04       1,055        1,129


                            ---------------------------------
                                                        VALUE
                            MATURITY      PAR (000)      (000)
                            ---------------------------------
MUNICIPAL BONDS -- CONTINUED
MICHIGAN -- CONTINUED
  Michigan State Strategic Fund
  Limited Obligation,
  Consumers Power Project (RB)
    5.800% ..................06/15/10      $3,000     $  3,165
  Michigan State Strategic Fund
  Limited Obligation, Detroit
  Edison Project (RB) (FGIC)
    6.950% ..................05/01/11       2,000        2,393
  Michigan State Strategic Fund
  Limited Obligation, Detroit
  Edison Project (RB) (MBIA)
    7.000% ..................07/15/08       3,000        3,503
  Michigan State Strategic Fund
  Limited Obligation, Ford
  Motor Project (RB) Series A
    7.100%                   02/01/06       5,950        6,679
  Michigan State Strategic Fund
  Limited Obligation, Pollution
  Control General Motors Project (RB)
    6.200% ..................09/01/20       1,000        1,049
  Michigan State Trunk Line
  (RB) (MBIA) Series A
    5.250% ..................11/01/15       2,000        2,073
  Michigan State Underground
  Storage Tank (RB) (AMBAC)
    Series I
      6.000% ................05/01/05       1,000        1,080
  Mona Shores School District
  (GO) (FGIC)
    6.750% ..................05/01/09       2,075        2,415
  Oakland County Economic
  Development Authority,
  Cranbrook Community
  Project (RB)
    5.000% ..................11/01/17       5,000        4,938
  Oakland County Economic
  Development Authority, Cranbrook
  Community Project,
  Prerefunded 11/01/04 @ 100 (RB)
  Series B
    6.375% ..................11/01/14       1,000        1,090
  Oakland & Washtenaw Counties,
  Community College (RB) Partially
  Prerefunded 05/01/02 @ 100
    6.650% ..................05/01/11       1,000        1,053
  Paw Paw Public School District
  (GO) (FGIC)
    6.500% ..................05/01/09       1,000        1,148
  Rochester Community School District,
  Prerefunded 05/01/02 @ 100 (GO)
    6.500% ..................05/01/07       1,000        1,033
    6.300% ..................05/01/04       2,000        2,062
  Rockford Public School District (GO)
    5.750% ..................05/01/07       1,135        1,176
  Southgate Community School District
  (GO) (FGIC)
    5.750% ..................05/01/11       1,665        1,825
  St Johns Public Schools (GO) (FGIC)
    5.000% ..................05/01/21       1,130        1,110


                             See Accompanying Notes

                                                         SCHEDULE OF INVESTMENTS
                                             ARMADA MICHIGAN MUNICIPAL BOND FUND
================================================================================
                                                                    MAY 31, 2001

                            ---------------------------------
                                                        VALUE
                            MATURITY      PAR (000)      (000)
                            ---------------------------------
MUNICIPAL BONDS -- CONTINUED
MICHIGAN -- CONTINUED
  Tecumseh Public Schools (GO) (B)
    5.450% ..................05/01/18      $1,165     $  1,193
  University of Michigan, Student Fee
  (RB) Series A
    6.000% ..................04/01/05         500          541
    6.000% ..................04/01/06       1,315        1,440
  Utica Community Schools (GO)
    5.600% ..................05/01/05       1,975        2,084
  Van Buren County (GO) (AMBAC)
    5.000% ..................05/01/16         500          499
  Wayne Charter County,
  Wayne County Airport Project
  (RB) (AMT) (AMBAC) Series A
    7.250% ..................12/01/10         285          299
  Wayne County Building Authority,
  Capital Improvements
  (RB) (MBIA) Series A
    6.000% ..................06/01/07       2,000        2,208
  Western Michigan University
  (GO) (FGIC) Series A
    5.400% ..................07/15/08       1,500        1,569
  Western School District
  (GO) (MBIA)
    5.900% ..................05/01/10       1,680        1,871
  Wyandotte Electric Authority
  (RB) (MBIA) (A)
    6.250% ..................10/01/08       3,000        3,315
  Ypsilanti School District (GO) (FGIC)
    6.500% ..................05/01/06       1,175        1,312
                                                      --------
                                                       145,503
                                                      --------
PUERTO RICO -- 8.7%
  Commonwealth of Puerto Rico
  (GO) (MBIA)
    6.250% ..................07/01/09       4,000        4,575
    6.250% ..................07/01/10       2,000        2,300
    6.250% ..................07/01/12         500          577
  Commonwealth of Puerto Rico,
  Electric Power Authority
  (RB) (MBIA) Series W
    6.500% ..................07/01/05       1,250        1,388
  Commonwealth of Puerto Rico,
  Public Buildings Authority
  (RB) (FSA) Series L
    5.500% ..................07/01/07       4,000        4,345
  University of Puerto Rico
  (RB) (MBIA) Series N
    6.250% ..................06/01/07       1,000        1,125
                                                      --------
                                                        14,310
                                                      --------
VIRGIN ISLANDS -- 0.7%
  Virgin Islands Public Finance Authority
  (RB) (ETM) Series A
    7.000% ..................10/01/04       1,050        1,117
                                                      --------
TOTAL MUNICIPAL BONDS
(Cost $151,848) .................................      160,930
                                                      --------


                                      -----------------------
                                         NUMBER OF      VALUE
                                          SHARES        (000)
                                      -----------------------
CASH EQUIVALENT -- 1.2%
  Federated Michigan Tax Free
  Money Market Fund .................   2,035,443     $  2,035
                                                      --------
TOTAL CASH EQUIVALENT
(Cost $2,035) ...................................        2,035
                                                      --------
TOTAL INVESTMENTS -- 99.1%
(Cost $153,884) .................................      162,965
                                                      ========
OTHER ASSETS AND LIABILITIES, NET -- 0.9% ........       1,514
                                                      --------
TOTAL NET ASSETS -- 100.0% .......................    $164,479
                                                      ========


------------------------------------------------
(A) VARIABLE RATE SECURITY - THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT ON MAY 31, 2001, AND THE DATE REPORTED IS THE FINAL MATURITY DATE, NOT THE NEXT RESET OR PUT DATE.
(B) SECURITIES ARE BACKED BY A LETTER OF CREDIT BACKED BY A MAJOR FINANCIAL INSTITUTION.
(C) ZERO COUPON
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
AMT--ALTERNATIVE MINIMUM TAX
ETM--ESCROWED TO MATURITY
FGIC--FEDERAL GUARANTY INSURANCE COMPANY
FSA--FINANCIAL SECURITY ASSURANCE
GO--GENERAL OBLIGATION
MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION
RB---REVENUE BOND

                             See Accompanying Notes

SCHEDULE OF INVESTMENTS
ARMADA NATIONAL TAX EXEMPT BOND FUND
================================================================================
MAY 31, 2001

                            ---------------------------------
                                                        VALUE
                            MATURITY      PAR (000)      (000)
                            ---------------------------------
MUNICIPAL BONDS -- 96.5%
ALASKA -- 0.7%
  Alaska State Housing Finance Agency
  (RB) (MBIA) Series A
    5.050% ..................12/01/03       $  60     $     61
    4.950% ..................06/01/02          60           61
  Anchorage (GO) (MBIA)
    5.000% ..................07/01/14       1,100        1,114
                                                      --------
                                                         1,236
                                                      --------
ARIZONA -- 1.6%
  Maricopa County Industrial
  Development Authority, Madera
  Pointe Apartments Project
  (RB) (FSA) Series A
    5.300% ..................06/01/06       1,000        1,042
  Maricopa County School District No. 4
  (GO)
    4.000% ..................07/01/10       1,765        1,721
                                                      --------
                                                         2,763
                                                      --------
ARKANSAS -- 0.1%
  Arkansas State Industrial
  Development Authority,
  Correctional Facility Finance
  Project (RB) (MBIA)
    4.800% ..................11/15/06         200          206
                                                      --------
COLORADO -- 0.6%
  Colorado Water Resource Power
  Development Authority (RB)
  Series A
    6.300% ..................09/01/14       1,000        1,044
                                                      --------
CONNECTICUT -- 2.9%
  Connecticut (GO) Series B
    5.500% ..................03/15/11       1,000        1,089
  Connecticut Clean
  Water Fund (RB)
    6.375% ..................06/01/05       1,770        1,954
  Connecticut State Transportation
  Infrastructure (RB)
    5.375% ..................09/01/08       1,700        1,834
                                                      --------
                                                         4,877
                                                      --------
DELAWARE -- 1.3%
  Delaware State Transportation &
  Turnpike Authority (RB) (ETM)
    7.800% ..................07/01/04         830          881
  Delaware State Transportation
  System Authority, (RB) (AMBAC)
    6.000% ..................07/01/06       1,250        1,372
                                                      --------
                                                         2,253
                                                      --------
FLORIDA -- 5.9%
  Dade County School District
  (GO) (MBIA)
    6.500% ..................02/15/06       1,630        1,811
  Florida Board of Education
  (GO) (ETM)
    9.125% ..................06/01/14         135          185
  Florida Board of Higher Education
  (GO) (ETM) Series G
    6.900% ..................05/01/03       2,000        2,137



                            ---------------------------------
                                                        VALUE
                            MATURITY      PAR (000)      (000)
                            ---------------------------------

MUNICIPAL BONDS -- CONTINUED
FLORIDA -- CONTINUED
  Florida Department of Transportation,
  Right of Way Project (GO)
    6.000% ..................07/01/07      $1,000     $  1,107
  Gulf Breeze Capital Funding
  (RB) (MBIA) (A) Series B
    5.300% ..................12/01/17       1,000          955
  Jacksonville Excise Tax Project
  (RB) (AMBAC)
    6.500% ..................10/01/08       2,600        2,746
  Tampa Sports Authority,
  Stadium Project (RB) (MBIA)
    6.000% ..................01/01/06       1,000        1,090
                                                      --------
                                                        10,031
                                                      --------
GEORGIA -- 4.8%
  Fayette County School District
  (GO) (ETM)
    6.250% ..................03/01/04       1,200        1,287
  Fulton County Housing Authority,
  Single-Family Housing Mortgage
  Project (RB) (AMT) (GNMA) Series A
    5.300% ..................03/01/05          30           31
    5.100% ..................03/01/03          30           30
  Georgia Municipal Electric Authority
  (RB) (MBIA) Series X
    6.500% ..................01/01/12       2,000        2,257
  Georgia State (GO) Series B
    6.650% ..................03/01/09       1,000        1,159
  Georgia State (GO) Series C
    6.600% ..................04/01/05       2,000        2,210
    6.250% ..................08/01/06       1,000        1,114
                                                      --------
                                                         8,088
                                                      --------
IDAHO -- 1.0%
  Canyon County School District
  (GO) (MBIA)
    8.125% ..................07/30/03       1,560        1,716
                                                      --------
ILLINOIS -- 3.9%
  Chicago (GO) (MBIA)
    5.500% ..................01/01/14       1,000        1,049
  Chicago Emergency Telephone
  Systems (GO) (FGIC)
    5.250% ..................01/01/20       2,000        2,022
  Illinois Educational Facilities
  Authority, Robert Morris College
  Project (RB) (MBIA)
    4.700% ..................06/01/04         200          206
  Illinois Highway Toll Authority
  (RB) (FSA) Series A
    5.500% ..................01/01/13       1,000        1,062
  Illinois Sales Tax Program
  (RB) Series Q
    6.000% ..................06/15/12       1,000        1,115
  Lake County Community School District
  No. 50 (GO) (FGIC) Series A
    6.000% ..................12/01/20       1,000        1,055
                                                      --------
                                                         6,509
                                                      --------
INDIANA -- 5.7%
  East Chicago Elementary School Building
  Corporation, First Mortgage (RB) (B)
    6.250% ..................01/05/16       1,750        1,940


                             See Accompanying Notes

                                                         SCHEDULE OF INVESTMENTS
                                            ARMADA NATIONAL TAX EXEMPT BOND FUND
================================================================================
                                                                    MAY 31, 2001

                            ---------------------------------
                                                        VALUE
                            MATURITY      PAR (000)      (000)
                            ---------------------------------

MUNICIPAL BONDS -- CONTINUED
INDIANA -- CONTINUED
  Fort Wayne South Side School Building
  Corporation, First Mortgage (RB) (FSA)
    4.750% ..................07/15/11      $  500     $    506
  Hamilton School Building Corporation,
  First Mortgage (RB) (B)
    4.400% ..................07/15/01         100          100
  Hamilton Southeastern Consolidated
  School Building Corporation, First
  Mortgage (RB) (B)
    4.550% ..................07/05/04         300          308
    4.500% ..................07/05/03         365          373
  Hammond Multi-School Building
  Corporation, First Mortgage (RB)
  (B) (ETM) Series B
    6.000% ..................01/15/18       1,000        1,090
  Indiana State Bond Bank Revolving
  Fund (RB) Series B
    5.350% ..................08/01/21       2,000        2,007
  Indianapolis Local Improvement
  Project (RB) (AMBAC) Series D
    5.375% ..................02/01/17       1,250        1,273
  IPS School Building, First Mortgage,
  Prerefunded 07/15/04 @102 (RB)
    6.150% ..................07/15/16       1,200        1,314
  Steuben County School Building
  Corporation, First Mortgage (RB)
    4.250% ..................03/01/02         245          247
  Vinton-Tecumseh School Building
  Corporation, First Mortgage (RB) (B)
    4.350% ..................01/05/04         495          503
                                                      --------
                                                         9,661
                                                      --------
KANSAS -- 0.7%
  Kansas Department of Highway
  Transportation (RB)
    7.250% ..................03/01/04       1,000        1,099
                                                      --------
KENTUCKY -- 2.0%
  Kentucky Turnpike Authority,
  Economic Revitalization Projects
  (RB) (AMBAC)
    6.500% ..................07/01/07       3,000        3,394
                                                      --------
MARYLAND -- 1.3%
  Montgomery County (GO)
  Series A
    5.700% ..................07/01/05       1,000        1,079
  Prince Georges County (GO)
  (MBIA) Series A
    6.000% ..................03/15/06       1,000        1,097
                                                      --------
                                                         2,176
                                                      --------
MASSACHUSETTS -- 8.9%
  Boston (GO) (MBIA) Series C
    4.250% ..................11/01/18       5,290        4,668
  Lawrence (GO) (AMBAC)
    5.500% ..................02/01/14       1,355        1,423
    5.500% ..................02/01/17       1,765        1,827




                            ---------------------------------
                                                        VALUE
                            MATURITY      PAR (000)      (000)
                            ---------------------------------

MUNICIPAL BONDS -- CONTINUED
MASSACHUSETTS -- CONTINUED
  Massachusetts Bay Transportation
  Authority, General Transportation
  Systems Project (RB) (B) Series A
    5.800% ..................03/01/11      $1,000     $  1,109
    5.750% ..................03/01/18         655          678
  Massachusetts Bay Transportation
  Authority, General Transportation
  Systems Project (RB) (FGIC) Series A
    5.500% ..................03/01/15       1,500        1,573
  Massachusetts Bay Transportation
  Authority, General Transportation
  Systems Project, Prerefunded
  03/01/05 @ 102 (RB) (B) Series A
    5.750% ..................03/01/18       2,385        2,600
  Massachusetts (GO) (FGIC) Series A
    5.750% ..................08/01/08       1,000        1,101
                                                      --------
                                                        14,979
                                                      --------
MICHIGAN -- 3.8%
  Grand Rapids Community College,
  Prerefunded 05/01/03 @ 102
  (GO) (MBIA)
    5.900% ..................05/01/22       2,000        2,127
  Michigan State Underground
  Storage Tank (RB) (AMBAC)
  Series I
    6.000% ..................05/01/04       2,000        2,137
  Michigan Municipal Bond
  Authority (RB)
    6.000% ..................10/01/07       2,000        2,220
                                                      --------
                                                         6,484
                                                      --------
MINNESOTA -- 1.4%
  Minnesota (GO)
    6.000% ..................05/01/06       1,000        1,097
  Minnesota Housing Finance Agency,
  Residential Housing (RB) (B)
    4.750% ..................07/01/01         200          200
  North St Paul, Maplewood Independent
  School District No. 622, Prerefunded
  02/01/05 @ 100 (GO) (MBIA) Series A
    6.875% ..................02/01/15       1,000        1,109
                                                      --------
                                                         2,406
                                                      --------
MISSOURI -- 2.3%
  Kansas City (GO) Series B
    6.000% ..................02/01/04       1,535        1,633
  Missouri Environmental Improvement
  Authority, Revolving Fund Program
  (RB) Series A
    7.000% ..................10/01/10         495          505
    6.000% ..................01/01/07       1,545        1,705
                                                      --------
                                                         3,843
                                                      --------
NEBRASKA -- 0.5%
  American Public Energy Agency,
  Nebraska Gas Supply
  (RB) (AMBAC) Series C
    4.200% ..................09/01/10       1,000          919
                                                      --------

                             See Accompanying Notes

SCHEDULE OF INVESTMENTS
ARMADA NATIONAL TAX EXEMPT BOND FUND
================================================================================
MAY 31, 2001
                            ---------------------------------
                                                        VALUE
                            MATURITY      PAR (000)      (000)
                            ---------------------------------


MUNICIPAL BONDS -- CONTINUED
NEVADA -- 1.9%
  Henderson (GO) (MBIA) Series A
    6.500% ..................06/01/07      $1,000     $  1,130
  Nevada (GO) Series A-1
    6.000% ..................05/15/09       1,000        1,113
  Nevada Municipal Bond Bank
  Project No. 38-39 (GO) (ETM)
  Series A
    6.300% ..................07/01/04       1,000        1,046
                                                      --------
                                                         3,289
                                                      --------
NEW JERSEY -- 1.3%
  New Jersey Transportation
  Trust Fund (RB) (AMBAC)
  Series B
    6.000% ..................06/15/05       2,000        2,175
                                                      --------
NEW MEXICO -- 1.3%
  Albuquerque Joint Water & Sewer
  Systems Project (RB)
    6.000% ..................07/01/05       1,000        1,085
    6.000% ..................07/01/07       1,000        1,105
                                                      --------
                                                         2,190
                                                      --------
NEW YORK -- 4.9%
  Buffalo Sewer Authority (RB) (FGIC)
  Series F
    6.000% ..................07/01/13       1,300        1,466
  New York City (GO) (AMBAC)
  Series K
    8.000% ..................04/01/03       1,005        1,089
  New York City (GO) (ETM) (AMBAC)
  Series K
    8.000% ..................04/01/03         995        1,082
  New York City, Municipal Assistance
  Authority (RB) (B) Series J
    6.000% ..................07/01/04       1,000        1,075
  New York General &
  Power Authority, Prerefunded
  01/01/10 @ 100 (RB)
    7.000% ..................01/01/18       1,000        1,208
  Orange County (GO)
    5.000% ..................07/15/11       2,225        2,328
                                                      --------
                                                         8,248
                                                      --------
OHIO -- 12.4%
  Big Walnut Local School District
  (GO) (AMBAC) (ETM)
    7.000% ..................06/01/01         220          220
  Butler County Transportation
  Improvement (RB) (FSA) Series A
    6.000% ..................04/01/10       1,000        1,113
    5.500% ..................04/01/09       1,150        1,238
  Cincinnati (GO)
    5.375% ..................12/01/20       1,665        1,690
  Cleveland Capital Appreciation,
  Cleveland Stadium Project
  (RB) (AMBAC) (C) Series A
    0.000% ..................12/01/12         820          446
    0.000% ..................12/01/15         820          370


                            ---------------------------------
                                                        VALUE
                            MATURITY      PAR (000)      (000)
                            ---------------------------------

MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Cleveland Capital Appreciation,
  Cleveland Stadium Project
  (RB) (MBIA) (C) Series B
    0.000% ..................12/01/16      $  815     $   345
  Cleveland Public Power Systems,
  First Mortgage (RB) (MBIA)
  Series 1
    6.000% ..................11/15/10         995        1,116
  Cleveland Water Works,
  First Mortgage (RB) (MBIA)
  Series G
    5.500% ..................01/01/09       1,000        1,075
  Delaware County Capital
  Facilities (GO)
    6.000% ..................12/01/12         545          608
  Hamilton County Hospital Facilities
  Authority, Children's Hospital
  Medical Center (RB) (MBIA)
  Series G
    5.375% ..................05/15/13       1,100        1,151
  Hudson Local School District
  (GO) (FGIC) (C)
    0.000% ..................12/15/10       1,000          645
  Lakota Local School District
  (GO) (FGIC)
    5.500% ..................12/01/16         500          536
  Ohio Housing Finance Agency
  (RB) (AMT) (GNMA)
    5.350% ..................09/01/04         185          191
  Ohio Housing Finance Agency,
  Single-Family Housing Mortgage,
  Prerefunded 01/15/13 @ 81.88
  (RB) (FGIC) (C)
    0.000% ..................01/15/15       1,920          878
  Ohio Public Facilities Commission,
  Mental Health Capital Facilities
  Project (RB) (FSA) Series II-A
    5.000% ..................12/01/02       1,500        1,541
  Ohio Turnpike Commission Authority
  (RB) (FGIC) Series A
    5.500% ..................02/15/17         500          532
      5.500% ................02/15/18       1,000        1,059
  Ohio Water Development Authority,
  Water Pollution Control Loan
  Fund Project (RB) (MBIA)
    5.625% ..................06/01/06       2,000        2,145
  Perrysburg Exempted Village School
  District (GO)
    5.350% ..................12/01/25       1,000          998
  Shawnee Hills Village (BAN)
    5.250% ..................12/12/01         700          707
  Twin City Water & Sewer District
  Authority, Ohio Water Source
  Project (RB)
    5.700% ..................10/01/01       2,300        2,317
                                                      --------
                                                        20,921
                                                      --------
OKLAHOMA -- 1.7%
  Grand River Dam Authority
  (RB) (AMBAC)
    6.250% ..................06/01/11       2,500        2,866
                                                      --------


                             See Accompanying Notes

                                                         SCHEDULE OF INVESTMENTS
                                            ARMADA NATIONAL TAX EXEMPT BOND FUND
================================================================================
                                                                    MAY 31, 2001

                            ---------------------------------
                                                        VALUE
                            MATURITY      PAR (000)      (000)
                            ---------------------------------

MUNICIPAL BONDS -- CONTINUED
OREGON -- 0.8%
  Washington County School District
  No. 48j Beaverton (GO) Series C
    7.800% ..................06/01/04      $1,220     $  1,368
                                                      --------
PENNSYLVANIA -- 2.7%
  Allegheny County Sewer Sanitation
  Authority (RB) (FGIC)
    5.500% ..................12/01/08         265          276
  Allentown (GO) (MBIA)
    4.800% ..................07/15/15         500          489
  Danville Area School District
  (GO) (FGIC)
    5.000% ..................05/15/11         545          568
  Pennsylvania Higher Educational
  Facility Authority, Philadelphia
  College of Osteopathic Medicine
  Project (RB)
    4.450% ..................12/01/01         100          101
  Pittsburgh School District
  (GO) (AMBAC) Series A
    5.500% ..................09/01/12       3,050        3,187
                                                      --------
                                                         4,621
                                                      --------
SOUTH CAROLINA -- 1.9%
  Charleston County Public
  Improvement (GO)
    6.000% ..................09/01/09       1,000        1,119
  South Carolina Public Service
  Authority (RB) (FGIC) Series B
    5.875% ..................01/01/23       2,000        2,075
                                                      --------
                                                         3,194
                                                      --------
TENNESSEE -- 4.3%
  Memphis (GO)
    6.000% ..................11/01/03       1,290        1,372
  Nashville & Davidson County
  Metropolitan Government (GO)
    6.000% ..................12/01/10       1,500        1,697
  Shelby County (GO) Series B
    5.200% ..................12/01/09       2,000        2,108
  Tennessee (GO) Series B
    6.000% ..................05/01/05       2,000        2,170
                                                      --------
                                                         7,347
                                                      --------
TEXAS -- 7.3%
  Conroe Independent School District
  (GO) (B)
    5.500% ..................02/15/15       2,500        2,578
  Dallas County Utiliy & Reclamation
  Distribution (GO) (MBIA)
    5.000% ..................02/15/09         600          608
  Dallas, Prerefunded 2/15/03 @ 100 (GO)
    6.125% ..................02/15/07       1,000        1,048
  Harris County (GO)
    6.500% ..................08/15/15       3,540        3,690
  Plano Independent School District
  (GO) (B)
    6.000% ..................02/15/06       1,000        1,088
    5.900% ..................02/15/10       1,000        1,076
  Robinson Independent School District
  (GO) (B)
    5.750% ..................08/15/12         575          618


                            ---------------------------------
                                         NUMBER OF      VALUE
                            MATURITY SHARES/PAR (000)   (000)
                            ---------------------------------
MUNICIPAL BONDS -- CONTINUED
TEXAS -- CONTINUED
  United Independent School District
  (GO) (B)
    5.375% ..................08/15/16      $1,585     $  1,623
                                                      --------
                                                        12,329
                                                      --------
UTAH -- 1.3%
  Intermountain Power Agency
  (RB) (FSA) Series E
    6.250% ..................07/01/09       2,000        2,250
                                                      --------
VERMONT -- 2.1%
  Burlington Electric (RB) (MBIA)
    6.000% ..................07/01/07       1,355        1,492
  Vermont Municipal Bond Bank Project
  (RB) (AMBAC) Series 2
    5.500% ..................12/01/10       2,000        2,125
                                                      --------
                                                         3,617
                                                      --------
WISCONSIN -- 1.5%
  Cottage Grove (GO) (FSA)
    4.700% ..................08/01/07         260          263
  Milwaukee (GO)
    6.000% ..................02/01/07       2,000        2,198
                                                      --------
                                                         2,461
                                                      --------
GUAM -- 0.9%
  Guam Government Limited Highway
  Obligation Project (RB) (FSA) Series A
    5.900% ..................05/01/02       1,505        1,548
                                                      --------
PUERTO RICO -- 0.7%
  University of Puerto Rico (RB) (MBIA)
  Series N
    6.250% ..................06/01/07       1,000        1,125
                                                      --------
TOTAL MUNICIPAL BONDS
(Cost $156,823) .................................      163,233
                                                      --------

CASH EQUIVALENT -- 0.9%
  Federated Tax-Free Money Market Fund  1,529,665        1,530
                                                      --------
TOTAL CASH EQUIVALENT
(Cost $1,530) ...................................        1,530
                                                      --------
TOTAL INVESTMENTS -- 97.4%
(Cost $158,353) .................................      164,763
                                                      ========
OTHER ASSETS AND LIABILITIES, NET -- 2.6% ........       4,478
                                                      --------
TOTAL NET ASSETS -- 100.0% .......................    $169,241
                                                      ========
------------------------------------------------
(A) VARIABLE RATE SECURITY - THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT ON MAY 31, 2001, AND THE DATE REPORTED IS THE FINAL MATURITY DATE NOT THE NEXT RESET OR PUT DATE.
(B) SECURITY IS BACKED BY A LETTER OF CREDIT BACKED BY A MAJOR FINANCIAL INSTITUTION.
(C) ZERO COUPON BOND
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
AMT--ALTERNATIVE MINIMUM TAX
BAN--BOND ANTICIPATION NOTE
ETM--ESCROWED TO MATURITY
FGIC--FEDERAL GUARANTY INSURANCE COMPANY
FSA--FINANCIAL SECURITY ASSURANCE
GNMA--GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
GO--GENERAL OBLIGATION
MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION
RB--REVENUE BOND

                             See Accompanying Notes

SCHEDULE OF INVESTMENTS
ARMADA OHIO TAX EXEMPT BOND FUND
================================================================================
MAY 31, 2001

                            ---------------------------------
                                                        VALUE
                            MATURITY      PAR (000)      (000)
                            ---------------------------------

MUNICIPAL BONDS -- 98.7%
OHIO -- 97.8%
  Akron (GO)
    6.000% ..................12/01/12      $1,000      $ 1,121
  Akron Economic Development
  (RB) (MBIA)
    6.000% ..................12/01/12         935        1,053
    5.750% ..................12/01/09       1,680        1,840
  Akron Sewer System
   (RB) (MBIA)
    5.650% ..................12/01/08         560          605
  Ashland City School District,
  Elementary Schools Facilities Project
  (COP) (AMBAC)
    5.100% ..................12/01/09         245          258
    5.000% ..................12/01/08         250          263
    4.950% ..................12/01/07         345          363
  Avon Lake (GO) (AMBAC)
    5.500% ..................12/01/12       1,020        1,103
  Avon Lake City School District
  (GO) (FGIC)
    5.750% ..................12/01/14       2,165        2,363
  Avon Local School District
  (GO) (AMBAC)
    5.800% ..................12/01/12       1,000        1,071
  Beavercreek Local School District
  (GO) (FGIC)
    5.250% ..................12/01/07       1,130        1,206
  Belle Fontaine City School District
  (GO) (MBIA)
    5.750% ..................12/01/18         505          534
  Bowling Green State University
  (RB) (FGIC)
    5.750% ..................06/01/12       1,000        1,096
  Brown County (GO) (AMBAC)
    5.200% ..................12/01/04         455          480
  Butler County Sewer System Authority,
  Prerefunded 12/01/02 @ 101
  (RB) (AMBAC) Series B
    6.000% ..................12/01/04         500          527
  Centerville Capital Facilities
  (GO) (MBIA)
    5.650% ..................12/01/18         500          515
  Centerville City School District
  (GO) (FGIC)
    5.500% ..................12/01/07         500          540
  Chesapeake Union Exempted Village
  School District (GO) (AMBAC)
    6.250% ..................12/01/22       1,000        1,096
  Chillicothe (GO) (AMBAC)
    6.050% ..................12/01/12         475          493
  Cincinnati (GO)
    5.375% ..................12/01/20       1,000        1,015
  Clermont County &
  Sewer District Authority
  (RB) (AMBAC)
    5.300% ..................12/01/05         500          530



                            ---------------------------------
                                                        VALUE
                            MATURITY      PAR (000)      (000)
                            ---------------------------------

MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Cleveland Capital Appreciation,
  Cleveland Stadium Project
  (RB) (AMBAC) (A) Series A
    0.000% ..................12/01/09      $  825       $  538
    0.000% ..................12/01/18         820          309
  Cleveland Capital Appreciation,
  Cleveland Stadium Project
  (RB) (AMBAC) (A) Series B
    0.000% ..................12/01/07         810          616
    0.000% ..................12/01/10         815          501
    0.000% ..................12/01/13         815          416
    0.000% ..................12/01/19         815          288
  Cleveland City School District
  (GO) (ETM)
    8.000% ..................12/01/01         285          292
  Cleveland Regional Sewer District,
  Water Resource Project, Prerefunded
  05/15/04 @ 100 (RB)
    6.750% ..................04/01/07         600          654
  Cleveland Waterworks,
  Refunding & Improvement Project
  (RB) (MBIA) Series H
    6.000% ..................01/01/06       2,000        2,172
      5.625% ................01/01/13       3,000        3,157
  Columbus (GO) Series 2
    5.000% ..................06/15/16       1,000        1,001
  Columbus Sewer (GO)
    5.300% ..................05/01/03       1,000        1,039
  Columbus Sewer (RB)
    6.200% ..................06/01/04       1,500        1,571
  Copley, Fairlawn School District (TAN)
    4.150% ..................12/01/05         675          682
  Cuyahoga County (GO)
    5.650% ..................05/15/18         600          640
  Cuyahoga County,
  Prerefunded 10/01/01 @ 102 (GO)
    7.000% ..................10/01/13         100          103
  Cuyahoga County Economic Development
  Authority, University School
  Project (RB) (B) Series B
    5.300% ..................12/01/29       1,000        1,082
  Cuyahoga County Hospital Facility
  Authority, University Hospital Systems
  Health Project (RB) (MBIA) Series A
    5.250% ..................01/15/08       2,000        2,110
  Cuyahoga County Hospital Facility
  Authority, University Hospital Systems
  Health Project (RB) Series B
    6.000% ..................01/15/03         400          413
  Delaware County (GO)
    6.000% ..................12/01/13         575          635
  Fairfield City School District
  Improvement (GO)
    5.500% ..................12/01/15       1,000        1,050

                             See Accompanying Notes

                                                         SCHEDULE OF INVESTMENTS
                                                ARMADA OHIO TAX EXEMPT BOND FUND
================================================================================
                                                                    MAY 31, 2001

                            ---------------------------------
                                                        VALUE
                            MATURITY      PAR (000)      (000)
                            ---------------------------------

MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Forest Hills Local School District
  (GO) (MBIA)
    6.000% ..................12/01/08      $1,210      $ 1,352
    6.000% ..................12/01/09         830          929
  Franklin County (GO)
    5.500% ..................12/01/11         745          780
    5.500% ..................12/01/13       1,000        1,037
    5.450% ..................12/01/09       1,000        1,050
    5.050% ..................12/01/05       2,000        2,107
  Franklin County Hospital Facility
  Authority, Children's Hospital
  Project (RB) Series A
    6.000% ..................11/01/06       1,035        1,115
  Franklin County,
  Prerefunded 12/01/01 @ 102 (GO)
    6.300% ..................12/01/09         250          259
    6.000% ..................12/01/03         500          517
  Greene County Water Works
  System (RB) (AMBAC)
    5.300% ..................12/01/05         500          530
  Hamilton County (GO)
    5.125% ..................12/01/08       1,000        1,062
    5.100% ..................12/01/11       1,025        1,051
    5.000% ..................12/01/08         425          437
  Hamilton County Sewer System,
  Prerefunded 06/01/01 @ 102
  (RB) Series A
    6.300% ..................06/01/01          35           36
  Hamilton County Sewer System
  (RB) (FGIC) Series A
    5.000% ..................12/01/01       1,000          994
  Hamilton County Sewer System
  (RB) Series A
    6.300% ..................12/01/01          65           66
  Hamilton County Water System,
  West Phase Project (GO)
    5.500% ..................12/01/07         240          259
  Hamilton City School District
  (GO) Series A
    6.150% ..................12/01/13       1,000        1,131
  Hilliard City School District,
  Prerefunded 12/01/01 @ 102 (GO)
    5.900% ..................12/01/04       1,000        1,035
  Holmesville Village Sanitary Sewer
  Authority (RB)
    5.550% ..................03/01/02       1,055        1,070
  Indian Hills, Exempted Village School
  District (GO)
    5.500% ..................12/01/16       1,300        1,352
  Kenston Local School District (GO)
    5.550% ..................12/01/03         500          522
  Kent State University General Receipts,
  Prerefunded 05/01/02 @ 102
  (RB) (AMBAC)
    6.150% ..................05/01/04         250          262
  Lakewood, Prerefunded
  12/01/02 @ 102 (GO)
    6.500% ..................12/01/12       1,500        1,605


                            ---------------------------------
                                                        VALUE
                            MATURITY      PAR (000)      (000)
                            ---------------------------------

MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Lakota Local School District
  (GO) (AMBAC)
    5.700% ..................12/01/05      $  250       $  270
  Lakota Local School District
  (GO) (FGIC)
    5.500% ..................12/01/16         880          944
    5.000% ..................12/01/12       1,000        1,031
  Licking County (GO) (FGIC)
    7.000% ..................12/01/02         100          106
  Lima City School District,
  (GO) (AMBAC)
    5.500% ..................12/01/22       1,000        1,020
  Lucas County, Hospital Facility
  Authority, Mercy Hospital
  Project (RB) (ETM)
    6.000% ..................09/01/04         105          109
  Magnolia Waterworks Systems (RB)
    5.600% ..................10/01/01         750          755
  Mahoning Valley Water Sanitation,
  Prerefunded 05/15/04 @ 102 (RB)
    7.750% ..................05/15/14         485          550
  Mansfield City School District
  (GO) (B)
    6.250% ..................12/01/07       1,000        1,126
    6.250% ..................12/01/09       1,000        1,144
  Marysville Exempted Village
  School District(GO) (AMBAC)
    5.100% ..................12/01/04         500          526
  Mason City School District
  (GO) (FGIC)
    5.200% ..................12/01/08         865          901
  Massillion (BAN)
    5.250% ..................03/01/02         750          761
  Miami University General
  Receipts (RB)
    5.400% ..................12/01/05       1,000        1,057
  Middleberg Heights Hospital
  Authority, Southwest General
  Health Care Center Project
  (RB) (FSA)
    6.750% ..................08/15/06       1,400        1,577
  Middletown (GO) (FGIC)
    5.750% ..................12/01/12         650          710
    5.750% ..................12/01/13         640          694
  Montgomery County (GO)
    5.500% ..................12/01/20       1,515        1,557
  Montgomery County
  Catholic Health Initiatives
  (RB) Series A
    4.300% ..................12/01/02       1,000        1,011
  Montgomery County
  Sisters of Charity Health Care,
  Partially Prerefunded 06/18/01
  @ 102 (RB) (MBIA) Series A
    6.500% ..................05/15/08          85           87
  Montgomery County
  Solid Waste Authority
  (RB) (MBIA)
    5.350% ..................11/01/10         900          948
    5.300% ..................11/01/07       1,000        1,067
    5.125% ..................11/01/08         500          526



                             See Accompanying Notes

SCHEDULE OF INVESTMENTS
ARMADA OHIO TAX EXEMPT BOND FUND
================================================================================
MAY 31, 2001

                            ---------------------------------
                                                        VALUE
                            MATURITY      PAR (000)      (000)
                            ---------------------------------

MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Montgomery County Water Authority,
  Greater Moraine, Beavercreek Project
  (RB) (AMBAC)
    5.250% ..................11/15/06       $ 500       $  533
  Newark (GO) (AMBAC)
    5.450% ..................12/01/02       1,000        1,035
  North Canton City School District
  (GO) (AMBAC)
    5.750% ..................12/01/06         250          270
  North Royalton City School District
  (GO) (MBIA)
    6.625% ..................12/01/06       1,885        2,139
  Northeast Ohio Regional Sewer District
  Authority, Wastewater Improvement
  Project, Prerefunded 11/15/01 @ 101
  (RB) (AMBAC)
    6.500% ..................11/15/08         250          257
    6.400% ..................11/15/03         250          256
  Oak Hills Local School District
  (GO) (MBIA)
    5.650% ..................12/01/07         350          382
  Ohio State (GO)
    6.600% ..................09/01/03         150          161
    5.200% ..................08/01/08       1,000        1,042
  Ohio State University General Receipts
  (RB) Series A2
    5.400% ..................12/01/02       1,500        1,552
  Ohio Air Quality Development
  Authority, Buckeye Power
  Project (RB)
    5.250% ..................08/01/07         400          414
  Ohio Building Authority,
  Adult Correctional Building Fund
  (RB) (AMBAC) Series A
    6.000% ..................04/01/06       1,930        2,104
    5.500% ..................04/01/14       1,500        1,569
  Ohio Building Authority,
  Adult Correctional Building Fund
  (RB) Series A
    6.125% ..................10/01/09       1,300        1,386
  Ohio Building Authority,
  Arts Facilities Project (RB)
  Series A
    5.500% ..................04/01/16       1,000        1,039
    5.200% ..................10/01/04         500          526
  Ohio Capital Corporation for Housing,
  Housing & Urban Development
  (RB) (FHA) Series D
    5.350% ..................02/01/09         650          677
  Ohio Department of Administrative
  Services Office Project
  (COP) (AMBAC)
    5.000% ..................12/15/12       1,210        1,245
  Ohio Higher Educational Facility
  Authority, Prerefunded
  12/01/01 @ 102 (RB) Series II-B
    5.875% ..................12/01/04         250          259

                            ---------------------------------
                                                        VALUE
                            MATURITY      PAR (000)      (000)
                            ---------------------------------

MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Ohio Higher Educational Facility
  Commission, Case Western
  Project (RB) Series A
    5.000% ..................07/01/18      $  600       $  590
  Ohio Higher Educational Facility
  Commission, Case Western Reserve
  University (RB) Series C
    5.000% ..................10/01/10         905          941
  Ohio Higher Educational Facility
  Commission, Denison University
  Project (RB)
    5.250% ..................11/01/09       1,000        1,050
  Ohio Higher Educational Facility
  Commission, Oberlin College
  Project (RB)
    5.250% ..................10/01/14       1,045        1,096
  Ohio Housing Finance Agency,
  Single Family Mortgage
  (RB) (B) Series A
    6.375% ..................04/01/17          60           61
  Ohio Infrastructure Improvement
  (GO) Series A
    5.750% ..................02/01/12       1,000        1,088
  Ohio National Residential Capital
  Facilities (GO) Series A
    5.400% ..................10/01/07       1,370        1,428
  Ohio, Prerefunded
  08/01/05 @ 102 (GO)
    6.200% ..................08/01/12         860          959
  Ohio Public Facilities Commission,
  Higher Education Capital Facilities
  Project (RB) (AMBAC) Series II-A
    5.200% ..................05/01/06         500          528
    5.200% ..................05/01/07         775          819
  Ohio Turnpike Commission
  (RB) (FGIC) Series A
    5.500% ..................02/15/17       1,500        1,596
  Ohio Turnpike Commission
  (RB) (FSA) Series A
    6.000% ..................02/15/07       4,100        4,495
  Ohio Water & Pollution Control
  Development Authority, State
  Match Loan Funding Project (RB)
    5.900% ..................12/01/02         320          331
  Ohio Water & Pollution Control
  Development Authority, Water
  Quality Loan Funding Project
  (RB) (MBIA)
    5.000% ..................06/01/16       1,000        1,003
  Ohio Water Development Authority,
  Fresh Water Project (RB) (AMBAC)
    5.400% ..................12/01/04         510          541
  Ohio Water Development Authority,
  Fresh Water Project (RB)
  (ETM) (AMBAC)
    5.600% ..................06/01/07       1,500        1,607
  Ohio Water Development Authority,
  Pure Water Project (RB) (ETM)
  (AMBAC) Series I
    7.250% ..................12/01/08         500          556

                             See Accompanying Notes

                                                         SCHEDULE OF INVESTMENTS
                                                ARMADA OHIO TAX EXEMPT BOND FUND
================================================================================
                                                                    MAY 31, 2001

                            ---------------------------------
                                                        VALUE
                            MATURITY      PAR (000)      (000)
                            ---------------------------------

MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Ohio Water Development Authority,
  Pure Water Project (RB) (MBIA)
    5.750% ..................12/01/05       $ 500       $  526
    5.500% ..................06/01/01         200          200
  Ohio Water Development Authority,
  Safe Water Project (RB) (AMBAC)
    6.000% ..................12/01/06       1,075        1,184
    6.000% ..................06/01/07       1,715        1,887
  Ottawa County (GO) (MBIA)
    5.400% ..................09/01/11         500          535
  Parma City School District (GO)
    5.550% ..................12/01/04         200          209
    5.550% ..................12/01/05         290          305
    5.550% ..................12/01/06         305          321
  Parma City School District (TAN)
    4.600% ..................12/01/03       1,360        1,392
    4.600% ..................12/01/04       1,360        1,392
  Perrysburg Exempted Village School
  District (GO) (FSA) Series B
    5.750% ..................12/01/12       1,225        1,358
  Portage County (GO) (MBIA)
    5.100% ..................12/01/12       2,500        2,597
  Portage County Correctional
  Facilities Construction (GO)
    6.000% ..................12/01/03         915          976
  Portage County Hospital Facility
  Authority, Robinson Memorial
  Hospital Project (RB) (MBIA)
    5.625% ..................11/15/07       1,000        1,068
  Richland County (GO) (AMBAC)
    5.200% ..................12/01/08         515          546
  Sandusky County Hospital
  Facility Authority, Memorial
  Hospital Project (RB)
    4.900% ..................01/01/05         500          476
  Shawnee Hills Village (BAN)
    5.250% ..................12/12/01       1,000        1,009
  Southwest Licking Local School
  District (GO) (FGIC)
    5.750% ..................12/01/15         550          606
    5.750% ..................12/01/16         400          440
  Springfield Local School
  District (GO)
    6.100% ..................12/01/03         250          265
  Stow City School District (GO)
    9.125% ..................12/01/06         580          725
  Strongsville (GO)
    5.900% ..................12/01/15       1,575        1,689
  Strongsville City School
  District (GO) (MBIA)
    5.200% ..................12/01/09         670          712
    5.150% ..................12/01/08       1,000        1,064
  Summit County (GO) (FGIC)
    6.250% ..................12/01/11       1,235        1,423
    6.000% ..................12/01/09         790          884
  Summit County Sanitary Water
  System Improvement (GO) (FGIC)
    5.500% ..................12/01/16       1,075        1,125


                            ---------------------------------
                                                        VALUE
                            MATURITY      PAR (000)      (000)
                            ---------------------------------

MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Teays Valley Local School District,
  Facilities Construction & Improvement
  (GO) (FGIC)
    5.480% ..................12/01/10      $1,000      $ 1,026
  Toledo (GO)
    7.375% ..................12/01/01         100          102
  Toledo Waterworks (RB) (FGIC)
    4.750% ..................11/15/17       3,500        3,343
  Twin City Water & Sewer Distributions,
  Ohio Water Source Project (RB)
    5.700% ..................10/01/01         200          202
  University of Akron General
  Receipts (RB) (AMBAC)
    6.000% ..................01/01/07         800          878
  University of Cincinnati General
  Receipts (RB) Series G
    7.000% ..................06/01/11         500          510
  University of Cincinnati General
  Receipts (RB) Series R6
    5.350% ..................06/01/08       1,000        1,041
  University of Cincinnati General
  Receipts (RB) Series T
    5.500% ..................06/01/11       1,110        1,189
  University of Toledo General
  Receipts (RB) (FGIC) Series A
    5.750% ..................12/01/08       1,950        2,040
    5.300% ..................06/01/01         175          175
  Upper Arlington (GO) (ETM)
    6.200% ..................12/01/01         270          274
  Upper Arlington City School
  District (GO) (MBIA)
    6.000% ..................12/01/05       1,170        1,278
  Valley View Village Street
  Improvement (GO) (AMBAC)
    5.550% ..................12/01/20         450          466
  Vandalia (GO)
    5.350% ..................12/01/09         505          535
  Washington County Hospital Facility
  Authority, Marietta Area Health
  Care Project (RB) (FSA)
    5.375% ..................09/01/18       1,500        1,538
  West Clermont Local School
  District (GO) (AMBAC)
    5.650% ..................12/01/08       1,030        1,110
  West Geauga Local School
  District (GO) (AMBAC)
    8.250% ..................11/01/12         710          925
    5.650% ..................11/01/06       1,000        1,078
  Westerville (GO)
    5.250% ..................12/01/12       1,205        1,264
  Westlake (GO)
    5.300% ..................12/01/03         500          525
  Westlake City School District
  (GO) Series A
    6.200% ..................12/01/06       1,635        1,825
  Worthington City School District
  (GO) (FGIC)
    5.850% ..................12/01/02         500          521

                             See Accompanying Notes

SCHEDULE OF INVESTMENTS
ARMADA OHIO TAX EXEMPT BOND FUND
================================================================================
MAY 31, 2001

                            ---------------------------------
                                         NUMBER OF      VALUE
                            MATURITY SHARES/PAR (000)   (000)
                            ---------------------------------


MUNICIPAL BONDS -- CONTINUED
OHIO -- CONTINUED
  Wyoming City School District
  (GO) (FGIC) Series B
    5.750% ..................12/01/13       $ 135     $    150
    5.750% ..................12/01/14         690          763
    5.750% ..................12/01/15         740          815
    5.750% ..................12/01/16         800          880
    5.750% ..................12/01/17         400          438
                                                      --------
                                                       161,716
                                                      --------
PUERTO RICO -- 0.9%
  Puerto Rico Housing Finance Authority,
  Multi-Family Housing Mortgage
  Project (RB) (FHA)
    7.400% ..................04/01/07         200          203
    7.300% ..................10/01/06         185          188
    6.000% ..................07/01/07       1,000        1,115
                                                      --------
                                                         1,506
                                                      --------
TOTAL MUNICIPAL BONDS
(Cost $157,328) .................................      163,222
                                                      --------

CASH EQUIVALENT -- 0.3%
  Federated Ohio Municipal Cash Trust     540,477          540
                                                      --------
TOTAL CASH EQUIVALENT
(Cost $541) .....................................          540
                                                      --------
TOTAL INVESTMENTS -- 99.0%
(Cost $157,869) .................................      163,762
                                                      ========
OTHER ASSETS AND LIABILITIES, NET -- 1.0% ........       1,634
                                                      --------
TOTAL NET ASSETS -- 100.0% .......................    $165,396
                                                      ========


--------------------------------------
(A) ZERO COUPON
(B) SECURITY IS BACKED BY A LETTER OF CREDIT BACKED BY A MAJOR FINANCIAL INSTITUTION.
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
BAN--BOND ANTICIPATION NOTE
COP--CERTIFICATE OF PARTICIPATION
ETM--ESCROWED TO MATURITY
FGIC--FEDERAL GUARANTY INSURANCE COMPANY
FHA--FEDERAL HOUSING AUTHORITY
FSA--FINANCIAL SECURITY ASSURANCE
GO--GENERAL OBLIGATION
MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION
RB--REVENUE BOND
TAN--TAX ANTICIPATION NOTE

                             See Accompanying Notes

                                                         SCHEDULE OF INVESTMENTS
                                         ARMADA PENNSYLVANIA MUNICIPAL BOND FUND
================================================================================
                                                                    MAY 31, 2001


                            ---------------------------------
                                                        VALUE
                            MATURITY     PAR (000)      (000)
                            ---------------------------------

MUNICIPAL BONDS -- 98.6%
PENNSYLVANIA -- 98.6%
  Allegheny County Higher Education
  Authority, Community College
  Project (RB) (MBIA) Series A
    5.800% ..................06/01/13      $1,000      $ 1,046
  Allegheny County Higher Education
  Building Authority, Duquesne
  University Project (RB) (AMBAC)
    6.500% ..................03/01/10         380          436
  Allegheny County Higher Education
  Building Authority, Duquesne
  University Project (RB) (AMBAC)
  Series A
    5.000% ..................04/01/19         500          489
  Allegheny County Hospital
  Development Authority,
  Magee Woman's Hospital
  Project (RB) (ETM) Series O
    10.125% .................10/01/02          55           58
  Allegheny County Port Authority,
  Prerefunded 03/01/09 @ 101
  (RB) (MBIA)
    6.250% ..................03/01/17         685          780
  Allegheny County Sewer Sanitation
  Authority (RB) (FGIC) (ETM) (B)
    0.000% ..................12/01/08       1,000          721
  Bradford County School District,
  Partially Prerefunded
  10/01/05 @100 (GO) (FGIC)
    5.250% ..................10/01/07       1,000        1,045
  Bucks County Community College
  Authority, College Building (RB)
    5.300% ..................06/15/10         100          105
  Butler County Sewer Authority,
  Prerefunded 01/01/04 @100
  (RB)
    7.250% ..................07/01/12         105          113
  Chester County (GO)
    5.100% ..................06/15/18       1,000          992
  Dauphin County General School
  Authority (RB) (AMBAC) (A)
    5.400% ..................06/01/26         800          855
  Delaware River Port Authority,
  Pennsylvania & New Jersey
  Bridges Project (RB) (ETM)
    6.000% ..................01/15/10         500          541
  Delaware River Port Authority,
  Pennsylvania & New Jersey
  Bridges Project (RB) (FSA)
    5.500% ..................01/01/10         500          541
  Delaware Valley Regional Finance
  Authority (RB) (AMBAC) Series A
    5.900% ..................04/15/16       1,000        1,050
  Elizabeth Forward School District
  (GO) (MBIA) Series A
    5.450% ..................09/01/08         170          173
  Fairview School District (GO) (FGIC)
    6.000% ..................02/15/07       1,140        1,250
  Gettysburg College (RB) (MBIA)
    5.375% ..................08/15/13       1,000        1,067


                            ---------------------------------
                                                        VALUE
                            MATURITY     PAR (000)      (000)
                            ---------------------------------

MUNICIPAL BONDS -- CONTINUED
PENNSYLVANIA -- CONTINUED
  Indiana County Industrial Development
  Authority, New York State Electric & Gas
  (RB) (MBIA) Series A
    6.000% ..................06/01/06      $1,000      $ 1,094
  Lackawanna County (GO) (FGIC)
  Series A
    4.800% ..................01/01/13         500          499
  Lehigh County Industrial Development
  Authority, Pennsylvania Power & Light
  Project (RB) (MBIA) Series A
    6.400% ..................11/01/21       2,250        2,348
  Lycoming County College Authority,
  Pennsylvania College of Technology
  Project (RB) (AMBAC)
    5.400% ..................11/01/08       1,000        1,025
  Monroeville County Hospital Authority,
  East Suburban Health Center Project,
  Prerefunded 07/01/04 @ 100 (RB)
    7.600% ..................07/01/04         780          839
  Montgomery County Higher Education
  & Health Authority, Foulkeways
  at Gwynedd Project (RB)
    6.000% ..................11/15/07         105          112
    5.900% ..................11/15/06         190          202
  Montgomery County Higher Education
  & Health Authority, St Joseph's
  University Project
  (RB) (CONNIE LEE)
    6.500% ..................12/15/22         200          210
  Montgomery County Hospital Authority,
  Suburban General Hospital Project
  (RB) (ETM)
    7.750% ..................05/01/02          30           31
  Moon Area School District
  (GO) (FGIC) (B) Series A
    0.000% ..................11/15/11       1,520          927
  Northampton County (GO)
    5.125% ..................08/15/17         735          737
  Parkland School District (GO) (FGIC)
    5.375% ..................09/01/14       1,000        1,063
  Pennsylvania State (GO) First Series
    6.375% ..................09/15/11       1,000        1,034
  Pennsylvania State (GO) Second Series
    5.000% ..................08/01/15       1,000        1,006
  Pennsylvania State University (RB)
    6.250% ..................03/01/11       1,000        1,036
  Pennsylvania State University
  (RB) Series A
    4.900% ..................08/15/10         200          207
  Pennsylvania State Financing Authority,
  Municipal Capital Improvements
  Program (RB)
    6.600% ..................11/01/09       1,000        1,070
  Pennsylvania State Higher Educational
  Facilities Authority, University of
  Pennsylvania Project (RB) Series A
    6.500% ..................09/01/04         250          273
    5.550% ..................09/01/09       1,300        1,360

                             See Accompanying Notes

SCHEDULE OF INVESTMENTS
ARMADA PENNSYLVANIA MUNICIPAL BOND FUND
================================================================================
MAY 31, 2001


                            ---------------------------------
                                                        VALUE
                            MATURITY     PAR (000)      (000)
                            ---------------------------------

MUNICIPAL BONDS -- CONTINUED
PENNSYLVANIA -- CONTINUED
  Pennsylvania State Housing Finance
  Agency, Single-Family Mortgage Project
  (RB) (AMT) Series 43
    6.550% ..................10/01/03      $  150       $  156
  Pennsylvania State Industrial
  Development Authority, Economic
  Development Project (RB) (AMBAC)
    6.000% ..................01/01/12       1,000        1,061
    5.800% ..................07/01/09         700          768
  Pennsylvania State Infrastructure
  Investment Authority, Pennvest
  Project (RB) Series B
    6.450% ..................09/01/04       1,500        1,584
  Pennsylvania State Intergovernmental
  Cooperative Authority, Special Tax,
  City of Philadelphia Funding
  Program (RB) (FGIC)
    5.250% ..................06/15/17         500          504
  Perkiomen Valley School District
  (GO) (FSA)
    5.000% ..................02/01/17         100           99
  Philadelphia (GO)
    5.250% ..................09/15/16         500          509
  Philadelphia Gas Works, Partially
  Prerefunded 07/01/03 @ 102
  (RB) (FSA) Series 14
    6.250% ..................07/01/08         300          320
  Philadelphia Hospital Authority,
  Graduate Hospital Project
  (RB) (ETM)
    7.000% ..................07/01/10         340          380
  Philadelphia Hospital Authority,
  Thomas Jefferson University Hospital
  Project (RB) (ETM)
    7.000% ..................07/01/08         205          227
  Philadelphia Water & Waste Water
  Authority (RB) (MBIA)
    6.250% ..................08/01/08         500          563
    6.250% ..................08/01/11         200          229
    5.500% ..................06/15/07       1,500        1,613
  Pittsburgh,
  Prerefunded 09/01/04 @ 100
  (GO) (MBIA) Series A
    5.500% ..................09/01/06         955        1,012
  Pittsburgh Public Parking Authority
  (RB) (AMBAC)
    6.000% ..................12/01/09         945        1,057
  Pittsburgh Water and Sewer Authority
  (RB) (FGIC) Series A
    5.000% ..................09/01/18       1,000          984
  Pittsburgh Water and Sewer Authority,
  Capital Appreciation, Senior Lien
  (RB) (FGIC) (B) Series B
    0.000% ..................09/01/19       2,000          750
  Scranton-Lackawanna Health & Welfare
  Authority, Moses Taylor Hospital
  Project (RB) (ETM)
    6.625% ..................07/01/09         430          469
  Seneca Valley School District,
  Prerefunded 07/01/02 @ 100
  (GO) (FGIC) Series A
    5.700% ..................07/01/02       1,000        1,030
  Shaler, School District,
  Capital Appreciation
  (GO) (B) Series A
    0.000% ..................11/15/20         615          214


                            ---------------------------------
                                        NUMBER OF       VALUE
                            MATURITY SHARES/PAR (000)   (000)
                            ---------------------------------
MUNICIPAL BONDS -- CONTINUED
PENNSYLVANIA -- CONTINUED
  Southeastern Transportation
  Authority (RB) (FGIC) Series A
    5.250% ..................03/01/17    $  1,070     $  1,082
  Spring Township Municipal
  Authority (RB) (AMBAC)
    5.600% ..................12/01/09         150          151
  State Public School Building Authority,
  Delaware County Community College
  Project (RB) (MBIA)
    5.750% ..................10/01/16         150          160
  State Public School Building Authority,
  Montgomery County Community
  College Project (RB)
    4.600% ..................05/01/12         160          159
  Swarthmore Borough Authority,
  Swarthmore College Project (RB)
    6.000% ..................09/15/06         700          734
  Tyrone School District, Prerefunded
  09/15/01 @ 100 (GO) (MBIA)
    5.700% ..................09/15/08       1,000        1,008
  Washington County Lease Authority,
  Special Sub-Series (RB) (ETM)
    7.875% ..................12/15/18         800        1,060
  West Mifflin Sewer Authority
  (RB) (MBIA)
    5.000% ..................08/01/14         250          252
  West Whiteland Municipal Sewer
  Authority (RB) (ETM)
    6.400% ..................09/15/13         240          274
  Westmoreland County Municipal
  Authority (RB) (ETM) (FGIC)
  Series K
    2.000% ..................07/01/07         500          439
                                                       -------
                                                        45,183
                                                       -------
TOTAL MUNICIPAL BONDS
   (Cost $43,564) ..............................        45,183
                                                       -------

CASH EQUIVALENT -- 0.3%
  Federated Pennsylvania Cash Trust .     140,925          141
                                                       -------
TOTAL CASH EQUIVALENT
(Cost $141) ....................................           141
                                                       -------
TOTAL INVESTMENTS -- 98.9%
(Cost $43,705) .................................        45,324
                                                       =======
OTHER ASSETS AND LIABILITIES, NET-- 1.1% .......           520
                                                       -------
TOTAL NET ASSETS-- 100.0% ......................       $45,844
                                                       =======
------------------------------------------------
(A) VARIABLE RATE SECURITY - THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT ON MAY 31, 2001, AND THE DATE REPORTED IS THE FINAL MATURITY DATE, NOT THE NEXT RESET OR PUT DATE.
(B) ZERO COUPON BOND
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
AMT--ALTERNATIVE MINIMUM TAX
CONNIE LEE---COLLEGE CONSTRUCTION LOAN INSURANCE ASSOCIATION
ETM--ESCROWED TO MATURITY
FGIC--FEDERAL GUARANTY INSURANCE CORPORATION
FSA--FINANCIAL SECURITY ASSURANCE
GO--GENERAL OBLIGATION
MBIA--MUNICIPAL BOND INSURANCE ASSOCIATION
RB--REVENUE BOND

                             See Accompanying Notes

                                                            FINANCIAL STATEMENTS
================================================================================

STATEMENTS OF ASSETS AND LIABILITIES (000)
MAY 31, 2001

                                                                     CORE           EQUITY           EQUITY       INTERNATIONAL
                                                                  EQUITY FUND     GROWTH FUND      INDEX FUND      EQUITY FUND
                                                                 ------------     -----------      ----------     -------------
ASSETS
   Investments, at cost .......................................    $105,441       $  779,491         $313,281       $600,413
                                                                   ========       ==========         ========       ========
   Investments, at value ......................................    $132,588       $1,107,911         $340,249       $617,759
   Cash .......................................................          --               --               17             --
   Foreign currency ...........................................          --               --               --            499
   Amounts on deposit with brokers ............................          --               --              345            148
   Receivable for investments sold ............................          --            7,143              234          9,775
   Receivable for shares of beneficial interest sold ..........           8              255              357          1,518
   Dividends and interest receivable ..........................         160              825              520          1,510
   Collateral for securities loaned, at value .................      10,441          230,218           19,739         98,629
   Variation margin receivable on futures .....................          --               --               32             --
   Unrealized gain on forward foreign currency contracts ......          --               --               --             59
   Reclaim receivable .........................................          --               --               --            807
   Other assets ...............................................          --               77               32              3
                                                                   --------       ----------         --------       --------
       Total Assets ...........................................     143,197        1,346,429          361,525        730,707
                                                                   --------       ----------         --------       --------
LIABILITIES
   Payable for investments purchased ..........................          --            2,914               --          2,400
   Payable for shares of beneficial interest redeemed .........          35            2,937              132            343
   Payable upon return of securities loaned ...................      10,441          230,218           19,739         98,629
   Accrued expenses payable ...................................         429            1,272              133          1,104
   Unrealized loss on forward foreign currency contracts ......          --               --               --              9
   Variation margin payable on futures ........................          --               --              --              38
                                                                   --------       ----------         --------       --------
       Total Liabilities ......................................      10,905          237,341           20,004        102,523
                                                                   --------       ----------         --------       --------
   TOTAL NET ASSETS ...........................................    $132,292       $1,109,088         $341,521       $628,184
                                                                   ========       ==========         ========       ========
NET ASSETS:
   Portfolio Shares of Class I ................................    $101,603       $  653,781         $315,091       $654,464
   Portfolio Shares of Class A ................................       4,456          122,989            8,173         13,054
   Portfolio Shares of Class B ................................       2,292            4,340            1,198          6,508
   Portfolio Shares of Class C ................................          53              486              713            436
   Undistributed net investment income ........................          57               --              617            869
   Accumulated net realized loss on investments ...............      (3,316)            (928)         (11,662)       (64,273)
   Net unrealized depreciation of foreign currency and translation
   of other assets and liabilities in foreign currency investments       --               --               --            (47)
   Net unrealized appreciation on investments and futures .....      27,147          328,420           27,391         17,173
                                                                   --------       ----------         --------       --------
   TOTAL NET ASSETS ...........................................    $132,292       $1,109,088         $341,521       $628,184
                                                                   ========       ==========         ========       ========
   Outstanding shares of beneficial interest (unlimited
   authorization -- no par value)
   Class I ....................................................      10,284           39,625           30,622         55,743
   Class A ....................................................         328            5,780              719          1,424
   Class B ....................................................         172              159              100            501
   Class C ....................................................           4               18               60             34

Net Asset Value, Offering and Redemption
   Price Per Share -- Class I ..................................   $  12.27       $    24.36         $  10.84       $  10.89
                                                                   ========       ==========         ========       ========

Net Asset Value and Redemption Price
   Per Share -- Class A ........................................   $  12.16       $    24.17         $  10.82       $  10.81
                                                                   ========       ==========         ========       ========

Maximum Sales Charge -- Class A ................................       5.50%            5.50%            3.75%          5.50%
                                                                   ========       ==========         ========       ========

Maximum Offering Price Per Share -- Class A+ ...................   $  12.87       $    25.58         $  11.24       $  11.44
                                                                   ========       ==========         ========       ========

Net Asset Value and Offering Price Per Share -- Class B ........   $  11.91       $    23.67         $  10.79       $  10.62
                                                                   ========       ==========         ========       ========

Net Asset Value and Offering Price Per Share -- Class C ........   $  11.92       $    23.69         $  10.79       $  10.63
                                                                   ========       ==========         ========       ========

+THE MAXIMUM OFFERING PRICE IS CALCULATED BY DIVIDING THE NET ASSET VALUE BY 1
 MINUS THE MAXIMUM SALES CHARGE.


                             See Accompanying Notes

FINANCIAL STATEMENTS
================================================================================
STATEMENTS OF ASSETS AND LIABILITIES (000)
MAY 31, 2001


                                                                LARGE CAP        LARGE CAP         MID CAP          SMALL CAP
                                                               ULTRA FUND       VALUE FUND       GROWTH FUND       GROWTH FUND
                                                             ---------------  ---------------  ---------------   ---------------
ASSETS
   Investments, at cost ...................................      $161,018        $619,822         $211,643          $306,188
                                                                 ========        ========         ========          ========
   Investments, at value ..................................      $205,456        $755,746         $236,695          $353,341
   Foreign currency .......................................            --              --               --                --
   Amounts on deposit with brokers ........................            --              --              840               525
   Receivable for investments sold ........................         1,042          26,516               --               999
   Receivable for shares of beneficial interest sold ......           299             536              224               461
   Dividends and interest receivable ......................           122           1,949               68               120
   Collateral for securities loaned, at value .............        14,324          54,351           42,928            70,929
   Variation margin receivable on futures .................            --              --               73                 2
   Unrealized gain on forward foreign currency contracts ..            --              --               --                --
   Reclaim receivable .....................................            --              --               --                --
   Other assets ...........................................             2              --               16                 1
                                                                 --------        --------         --------          --------
     Total Assets .........................................       221,245         839,098          280,844           426,378
                                                                 --------        --------         --------          --------
LIABILITIES
   Payable for investments purchased ......................           644          26,354            2,186             5,514
   Payable for shares of beneficial interest redeemed .....           327             617               84                --
   Investment income payable ..............................            --              --               --                --
   Payable upon return of securities loaned ...............        14,324          54,351           42,928            70,929
   Bank overdrafts ........................................            --              --              420                --
   Accrued expenses payable ...............................           247             809              334               470
   Other liabilities ......................................            --              --               13                --
                                                                 --------        --------         --------          --------
     Total Liabilities ....................................        15,542          82,131           45,965            76,913
                                                                 --------        --------         --------          --------
   TOTAL NET ASSETS .......................................      $205,703        $756,967         $234,879          $349,465
                                                                 ========        ========         ========          ========
NET ASSETS:
   Portfolio Shares of Class I ............................      $113,898        $531,060         $140,602          $276,530
   Portfolio Shares of Class A ............................        26,139          50,688           74,647            30,790
   Portfolio Shares of Class B ............................        27,006          19,095           38,030            25,030
   Portfolio Shares of Class C ............................           125             174              163               400
   Undistributed net investment income/Distributions
     in excess of net investment income ...................            --           1,633               --                --
   Accumulated net realized gain (loss) on investments ....        (5,903)         18,393          (44,358)          (31,139)
   Net unrealized appreciation of foreign currency and translation
     of other assets and liabilities in foreign currency investments   --              --               --                --
   Net unrealized appreciation (depreciation) on investments
     and futures ..........................................        44,438         135,924           25,795            47,854
                                                                 --------        --------         --------          --------

     TOTAL NET ASSETS .....................................      $205,703        $756,967         $234,879          $349,465
                                                                 ========        ========         ========          ========

   Outstanding shares of beneficial interest (unlimited
     authorization -- no par value)
   Class I ................................................        14,371          40,288           24,176            26,373
   Class A ................................................         1,053           2,506            3,602             2,737
   Class B ................................................           857             720            1,731             1,165
   Class C ................................................            10              11               21                33

Net Asset Value, Offering and Redemption
   Price Per Share -- Class I ..............................     $  12.69        $  17.39         $   8.08          $  11.56
                                                                 ========        ========         ========          ========
Net Asset Value and Redemption Price
   Per Share -- Class A ....................................     $  12.45        $  17.36         $   7.80          $  11.44
                                                                 ========        ========         ========          ========
Maximum Sales Charge -- Class A ............................         5.50%           5.50%            5.50%             5.50%
                                                                 ========        ========         ========          ========
Maximum Offering Price Per Share -- Class A+ ...............     $  13.17        $  18.37         $   8.25          $  12.11
                                                                 ========        ========         ========          ========
Net Asset Value and Offering Price Per Share -- Class B ....     $  11.82        $  17.29         $   6.55          $  11.16
                                                                 ========        ========         ========          ========
Net Asset Value and Offering Price Per Share -- Class C ....     $  11.89        $  17.27         $   6.64          $  11.19
                                                                 ========        ========         ========          ========


                                                                                                     AGGRESSIVE       BALANCED
                                                                 SMALL CAP        TAX MANAGED        ALLOCATION      ALLOCATION
                                                                VALUE FUND        EQUITY FUND           FUND            FUND
                                                             -----------------   --------------- ---------------    ---------------
ASSETS
   Investments, at cost ...................................      $458,185          $ 51,918          $  5,000         $193,851
                                                                 ========          ========          ========         ========
   Investments, at value ..................................      $557,901          $249,240          $  4,998         $205,285
   Foreign currency .......................................            --                --                --               24
   Amounts on deposit with brokers ........................         2,121                --                --              482
   Receivable for investments sold ........................         4,099                --                --            1,618
   Receivable for shares of beneficial interest sold ......           578               157                --              826
   Dividends and interest receivable ......................           736               347                 4              933
   Collateral for securities loaned, at value .............        33,479            17,407                --           22,742
   Variation margin receivable on futures .................            58                --                --               36
   Unrealized gain on forward foreign currency contracts ..            --                --                --                2
   Reclaim receivable .....................................            --                --                --               42
   Other assets ...........................................            12                --                --               --
                                                                 --------          --------          --------         --------
     Total Assets .........................................       598,984           267,151             5,002          231,990
                                                                 --------          --------          --------         --------
LIABILITIES
   Payable for investments purchased ......................         1,069                --                --            1,586
   Payable for shares of beneficial interest redeemed .....           323                57                --            1,539
   Investment income payable ..............................            --                --                --              --
   Payable upon return of securities loaned ...............        33,479            17,407                --           22,742
   Bank overdrafts ........................................            --                --                --               --
   Accrued expenses payable ...............................           736               314                 3              234
   Other liabilities ......................................            --                --                --               --
                                                                 --------          --------          --------         --------
     Total Liabilities ....................................        35,607            17,778                 3           26,101
                                                                 --------          --------          --------         --------
   TOTAL NET ASSETS .......................................      $563,377          $249,373          $  4,999         $205,889
                                                                 ========          ========          ========         ========
NET ASSETS:
   Portfolio Shares of Class I ............................      $410,531          $ 22,704          $  2,503         $179,385
   Portfolio Shares of Class A ............................         8,903            17,660             2,513           13,094
   Portfolio Shares of Class B ............................         1,190            10,995                 7            5,884
   Portfolio Shares of Class C ............................           333               984                --               22
   Undistributed net investment income/Distributions
     in excess of net investment income ...................         2,276               158                 5              686
   Accumulated net realized gain (loss) on investments ....        37,055              (450)              (27)          (4,577)
   Net unrealized appreciation of foreign currency and translation
     of other assets and liabilities in foreign currency investments   --                --                --               (3)
   Net unrealized appreciation (depreciation) on investments
     and futures ..........................................       103,089           197,322                (2)          11,398
                                                                 --------          --------          --------         --------

     TOTAL NET ASSETS .....................................      $563,377          $249,373          $  4,999         $205,889
                                                                 ========          ========          ========         ========

   Outstanding shares of beneficial interest (unlimited
     authorization -- no par value)
   Class I ................................................        28,801            17,464               250           19,220
   Class A ................................................           663             1,399               251            1,399
   Class B ................................................            81               870                 1              570
   Class C ................................................            20                71              N/A                 2

Net Asset Value, Offering and Redemption
   Price Per Share -- Class I ..............................     $  19.07          $  12.60          $   9.95         $   9.72
                                                                 ========          ========          ========         ========
Net Asset Value and Redemption Price
   Per Share -- Class A ....................................     $  18.57          $  12.62          $   9.95         $   9.72
                                                                 ========          ========          ========         ========
Maximum Sales Charge -- Class A ............................         5.50%             5.50%             4.75%            4.75%
                                                                 ========          ========          ========         ========
Maximum Offering Price Per Share -- Class A+ ...............     $  19.65          $  13.35          $  10.45         $  10.20
                                                                 ========          ========          ========         ========
Net Asset Value and Offering Price Per Share-- Class B ....      $  18.34          $  12.38          $   9.95         $   9.73
                                                                 ========          ========          ========         ========
Net Asset Value and Offering Price Per Share-- Class C ....      $  18.34          $  12.35               N/A         $   9.72
                                                                 ========          ========          ========         ========


                                                                    CONSERVATIVE
                                                                     ALLOCATION
                                                                        FUND             BOND FUND
                                                                    ---------------    -------------
ASSETS
   Investments, at cost ...................................           $  5,030            $844,816
                                                                      ========            ========
   Investments, at value ..................................           $  5,045            $858,509
   Foreign currency .......................................                 --                  --
   Amounts on deposit with brokers ........................                 --                  --
   Receivable for investments sold ........................                 --                   4
   Receivable for shares of beneficial interest sold ......                 45               1,349
   Dividends and interest receivable ......................                 13               8,918
   Collateral for securities loaned, at value .............                 --             114,599
   Variation margin receivable on futures .................                 --                  --
   Unrealized gain on forward foreign currency contracts ..                 --                  --
   Reclaim receivable .....................................                 --                  --
   Other assets ...........................................                 --                   2
                                                                      --------            --------
     Total Assets .........................................              5,103             983,381
                                                                      --------            --------
LIABILITIES
   Payable for investments purchased ......................                 --              10,000
   Payable for shares of beneficial interest redeemed .....                 --                 497
   Investment income payable ..............................                 --               3,311
   Payable upon return of securities loaned ...............                 --             114,599
   Bank overdrafts ........................................                 --                  --
   Accrued expenses payable ...............................                  3                 745
   Other liabilities ......................................                 --                  --
                                                                      --------            --------
     Total Liabilities ....................................                  3             129,152
                                                                      --------            --------
   TOTAL NET ASSETS .......................................           $  5,100            $854,229
                                                                      ========            ========
NET ASSETS:
   Portfolio Shares of Class I ............................           $  2,513            $900,502
   Portfolio Shares of Class A ............................              2,512              10,076
   Portfolio Shares of Class B ............................                 --               2,418
   Portfolio Shares of Class C ............................                 55                  61
   Undistributed net investment income/Distributions
     in excess of net investment income ...................                 11                  (4)
   Accumulated net realized gain (loss) on investments ....                 (6)            (72,517)
   Net unrealized appreciation of foreign currency and translation
     of other assets and liabilities in foreign currency investments        --                  --
   Net unrealized appreciation (depreciation) on investments
     and futures ..........................................                 15              13,693
                                                                      --------            --------

     TOTAL NET ASSETS .....................................           $  5,100            $854,229
                                                                      ========            ========

   Outstanding shares of beneficial interest (unlimited
     authorization -- no par value)
   Class I ................................................                251              86,838
   Class A ................................................                251                 919
   Class B ................................................                N/A                 238
   Class C ................................................                  5                   6

Net Asset Value, Offering and Redemption
   Price Per Share-- Class I ..............................           $  10.04            $   9.71
                                                                      ========            ========
Net Asset Value and Redemption Price
   Per Share -- Class A ....................................          $  10.04            $   9.73
                                                                      ========            ========
Maximum Sales Charge -- Class A ............................              4.75%               4.75%
                                                                      ========            ========
Maximum Offering Price Per Share -- Class A+ ...............          $  10.54            $  10.22
                                                                      ========            ========
Net Asset Value and Offering Price Per Share -- Class B ....              N/A             $   9.72
                                                                      ========            ========
Net Asset Value and Offering Price Per Share -- Class C ....          $  10.04            $   9.71
                                                                      ========            ========

+THE MAXIMUM OFFERING PRICE IS CALCULATED BY DIVIDING THE NET ASSET VALUE BY 1
 MINUS THE MAXIMUM SALES CHARGE.


                             See Accompanying Notes
                                     96 & 97

FINANCIAL STATEMENTS
STATEMENTS OF ASSETS AND LIABILITIES (000)
================================================================================
MAY 31, 2001

                                                                                                                     LIMITED
                                                                                GNMA            INTERMEDIATE        MATURITY
                                                                                FUND              BOND FUND         BOND FUND
                                                                           ---------------     ---------------   ---------------  -
ASSETS
   Investments, at cost .................................................     $138,873            $357,945          $200,266
                                                                              ========            ========          ========
   Investments, at value ................................................     $141,974            $363,617          $201,771
   Receivable for investments sold ......................................           --                  --                --
   Receivable for shares of beneficial interest sold ....................           40                 341                71
   Dividends and interest receivable ....................................          763               4,052             1,791
   Collateral for securities loaned, at value ...........................          --               96,662            16,779
   Other assets .........................................................            7                  --                --
                                                                              --------            --------          --------
        Total Assets ....................................................      142,784             464,672           220,412
                                                                              --------            --------          --------
LIABILITIES
   Payable for investments purchased ....................................        6,913               9,885             5,260
   Payable for shares of beneficial interest redeemed ...................           70               1,772             1,500
   Investment income payable ............................................          575               1,257               612
   Payable upon return of securities loaned .............................          --               96,662            16,779
   Bank overdrafts ......................................................           --                  --                --
   Accrued expenses payable .............................................          164                 293               190
   Other liabilities ....................................................           23                  --                --
                                                                              --------            --------          --------
       Total Liabilities ................................................        7,745             109,869            24,341
                                                                              --------            --------          --------
       TOTAL NET ASSETS .................................................     $135,039            $354,803          $196,071
                                                                              ========            ========          ========
NET ASSETS:
   Portfolio Shares of Class I                                                $132,072            $367,176          $201,312
   Portfolio Shares of Class A ..........................................        1,131              10,651             7,027
   Portfolio Shares of Class B ..........................................          201               1,417               773
   Portfolio Shares of Class C ..........................................           57                 173                64
   Undistributed net investment income (Distributions in
     excess of net investment income) ...................................            3                  50                (4)
   Accumulated net realized gain (loss) on investments ..................       (1,526)            (30,336)          (14,606)
   Net unrealized appreciation on investments and futures ...............        3,101               5,672             1,505
                                                                              --------            --------          --------
   TOTAL NET ASSETS                                                           $135,039            $354,803          $196,071
                                                                              ========            ========          ========
   Outstanding shares of beneficial interest (unlimited
     authorization -- no par value)
   Class I ..............................................................       13,086              33,696            19,275
   Class A ..............................................................          109                 797               507
   Class B ..............................................................           20                 136                75
   Class C ..............................................................            6                  17                 6

Net Asset Value, Offering and Redemption
   Price Per Share-- Class I ............................................     $  10.21            $  10.24          $   9.87
                                                                              ========            ========          ========
Net Asset Value and Redemption Price
   Per Share -- Class A ..................................................    $  10.23            $  10.26          $   9.90
                                                                              ========            ========          ========
Maximum Sales Charge -- Class A ..........................................        4.75%               4.75%             2.75%
                                                                              ========            ========          ========
Maximum Offering Price Per Share -- Class A+ .............................    $  10.74            $  10.77          $  10.18
                                                                              ========            ========          ========
Net Asset Value and Offering Price Per Share -- Class B ..................    $  10.23            $  10.26          $   9.90
                                                                              ========            ========          ========
Net Asset Value and Offering  Price Per Share -- Class C .................    $  10.22            $  10.28          $   9.89
                                                                              ========            ========          ========


                                                                             TOTAL RETURN   U.S. GOVERNMENT      MICHIGAN
                                                                               ADVANTAGE        INCOME           MUNICIPAL
                                                                                 FUND            FUND            BOND FUND
                                                                            --------------- ---------------   -------------
ASSETS
   Investments, at cost .................................................      $359,088        $195,516         $153,884
                                                                               ========        ========         ========
   Investments, at value ................................................      $359,709        $197,336         $162,965
   Receivable for investments sold ......................................        48,798             137              250
   Receivable for shares of beneficial interest sold ....................             8             338               --
   Dividends and interest receivable ....................................         6,554           1,034            2,043
   Collateral for securities loaned, at value ...........................       104,253              --               --
   Other assets .........................................................             1               1                7
                                                                               --------        --------         --------
        Total Assets ....................................................       519,323         198,846          165,265
                                                                               --------        --------         --------
LIABILITIES
   Payable for investments purchased ....................................        49,056          21,015               --
   Payable for shares of beneficial interest redeemed ...................         6,903             154              134
   Investment income payable ............................................           779             640              538
   Payable upon return of securities loaned .............................       104,253              --               --
   Bank overdrafts ......................................................            --              --               --
   Accrued expenses payable .............................................           283             160              114
   Other liabilities ....................................................         1,355              58               --
                                                                               --------        --------         --------
       Total Liabilities ................................................       162,629          22,027              786
                                                                               --------        --------         --------
       TOTAL NET ASSETS .................................................      $356,694        $176,819         $164,479
                                                                               ========        ========         ========
NET ASSETS:
   Portfolio Shares of Class I                                                 $356,102        $160,033         $140,469
   Portfolio Shares of Class A ..........................................         1,406          17,117           12,881
   Portfolio Shares of Class B ..........................................           147           7,072            1,920
   Portfolio Shares of Class C ..........................................            19             113               --
   Undistributed net investment income (Distributions in
     excess of net investment income) ...................................          (145)            (36)               2
   Accumulated net realized gain (loss) on investments ..................        (1,456)         (9,300)             126
   Net unrealized appreciation on investments and futures ...............           621           1,820            9,081
                                                                               --------        --------         --------
   TOTAL NET ASSETS                                                            $356,694        $176,819         $164,479
                                                                               ========        ========         ========
   Outstanding shares of beneficial interest (unlimited
     authorization -- no par value)
   Class I ..............................................................        35,459          16,890           13,598
   Class A ..............................................................           118           1,504            1,264
   Class B ..............................................................            15             779              177
   Class C ..............................................................             2              12              N/A

Net Asset Value, Offering and Redemption
   Price Per Share -- Class I ............................................     $  10.02        $   9.22         $  10.94
                                                                               ========        ========         ========
Net Asset Value and Redemption Price
   Per Share -- Class A ..................................................     $  10.02        $   9.22         $  10.93
                                                                               ========        ========         ========
Maximum Sales Charge -- Class A ..........................................         4.75%           4.75%            4.75%
                                                                               ========        ========         ========
Maximum Offering Price Per Share -- Class A+ .............................     $  10.52        $   9.68         $  11.48
                                                                               ========        ========         ========
Net Asset Value and Offering Price Per Share -- Class B ..................     $  10.05        $   9.19         $  10.95
                                                                               ========        ========         ========
Net Asset Value and Offering  Price Per Share -- Class C .................     $  10.04        $   9.20              N/A
                                                                               ========        ========         ========

                                                                                  NATIONAL           OHIO             PENNSYLVANIA
                                                                                 TAX EXEMPT       TAX EXEMPT            MUNICIPAL
                                                                                  BOND FUND        BOND FUND            BOND FUND
                                                                                ------------     ------------      ---------------
ASSETS
   Investments, at cost .................................................         $158,353         $157,869             $43,705
                                                                                  ========         ========             =======
   Investments, at value ................................................         $164,763         $163,762             $45,324
   Receivable for investments sold ......................................               --               --                  --
   Receivable for shares of beneficial interest sold ....................            2,365              300                  --
   Dividends and interest receivable ....................................            2,818            3,344                 715
   Collateral for securities loaned, at value ...........................               --               --                 --
   Other assets .........................................................               --               --                  15
                                                                                  --------         --------             -------
        Total Assets ....................................................          169,946          167,406              46,054
                                                                                  --------         --------             -------
LIABILITIES
   Payable for investments purchased ....................................               --            1,118                  --
   Payable for shares of beneficial interest redeemed ...................               58              183                  --
   Investment income payable ............................................              558              536                 170
   Payable upon return of securities loaned .............................               --               --                 --
   Bank overdrafts ......................................................               --               19                  --
   Accrued expenses payable .............................................               89              151                  40
   Other liabilities ....................................................               --                3                  --
                                                                                  --------         --------             -------
       Total Liabilities ................................................              705            2,010                 210
                                                                                  --------         --------             -------
       TOTAL NET ASSETS .................................................         $169,241         $165,396             $45,844
                                                                                  ========         ========             =======
NET ASSETS:
   Portfolio Shares of Class I                                                    $157,909         $153,840             $43,933
   Portfolio Shares of Class A ..........................................            6,974            8,234                 397
   Portfolio Shares of Class B ..........................................              520               --                  --
   Portfolio Shares of Class C ..........................................               78              281                   3
   Undistributed net investment income (Distributions in
     excess of net investment income) ...................................                4                2                  --
   Accumulated net realized gain (loss) on investments ..................           (2,654)          (2,854)               (108)
   Net unrealized appreciation on investments and futures ...............            6,410            5,893               1,619
                                                                                  --------         --------             -------
   TOTAL NET ASSETS                                                               $169,241         $165,396             $45,844
                                                                                  ========         ========             =======
   Outstanding shares of beneficial interest (unlimited
     authorization -- no par value)
   Class I ..............................................................           16,183           14,189               4,385
   Class A ..............................................................              661              769                  38
   Class B ..............................................................               50              N/A                 N/A
   Class C ..............................................................                8               26                  --

Net Asset Value, Offering and Redemption
   Price Per Share-- Class I ............................................         $  10.01         $  11.04             $ 10.36
                                                                                  ========         ========             =======
Net Asset Value and Redemption Price
   Per Share-- Class A ..................................................         $  10.05         $  11.00             $ 10.38
                                                                                  ========         ========             =======
Maximum Sales Charge-- Class A ..........................................             4.75%            3.00%               3.00%
                                                                                  ========         ========             =======
Maximum Offering Price Per Share-- Class A+ .............................         $  10.55         $  11.34             $ 10.70
                                                                                  ========         ========             =======
Net Asset Value and Offering Price Per Share-- Class B ..................         $  10.00             N/A                  N/A
                                                                                  ========         ========             =======
Net Asset Value and Offering  Price Per Share-- Class C .................         $  10.01         $  11.00             $ 10.38
                                                                                  ========         ========             =======

+ THE MAXIMUM OFFERING PRICE IS CALCULATED BY DIVIDING THE NET ASSET VALUE BY 1
  MINUS THE MAXIMUM SALES CHARGE.


                             See Accompanying Notes
                                     98 & 99

FINANCIAL STATEMENTS
================================================================================


STATEMENTS OF OPERATIONS (000)
FOR THE YEAR ENDED MAY 31, 2001


                                                        CORE           EQUITY          EQUITY        INTERNATIONAL   LARGE CAP
                                                     EQUITY FUND     GROWTH FUND     INDEX FUND       EQUITY FUND    ULTRA FUND
                                                   --------------- --------------- ---------------  --------------- ------------
INVESTMENT INCOME:
   Dividends .....................................    $ 1,316         $  9,212         $ 3,782        $  10,580        $ 1,124
   Interest ......................................        156            2,479             546              935            486
   Income distributions from affiliated funds ....         --               --              --               --             --
   Securities lending ............................         18              239              21              497             33
   Less: foreign taxes withheld ..................         --               (9)            (34)            (805)            (1)
                                                      -------        ---------        --------        ---------       --------
   Total investment income .......................      1,490           11,921           4,315           11,207          1,642
                                                      -------        ---------        --------        ---------       --------
EXPENSES:
   Investment Advisory fees ......................      1,037            9,854           1,162            7,739          2,029
   Administration fees ...........................         97              920             232              471            193
   12b-1 fees ....................................        151            1,336             341              717            351
   Transfer Agent fees ...........................         82              196             111              276            155
   Custodian fees ................................         28              134              47              721             43
   Professional fees .............................         14               77              23               40             13
   Printing and shareholder reports ..............         15              122              34               71             25
   Registration and filing fees ..................         14               75              47               76             14
   Trustees' fees ................................          2               15               4                9              3
   Miscellaneous .................................         19              176              22               18             46
   Shareholder servicing fees --
      Class A, B and C Shares ....................         16              427              24               67             77
                                                      -------        ---------        --------        ---------       --------
   Total expenses ................................      1,475           13,332           2,047           10,205          2,949
                                                      -------        ---------        --------        ---------       --------
   Less:
   Waiver of Investment Advisory fees ............         --               --            (498)              --             --
   Waiver of Administration fees .................         --               --              --               --             --
   Waiver of 12b-1 fees ..........................        (73)            (703)           (315)            (357)          (133)
                                                      -------        ---------        --------        ---------       --------
   Net Expenses ..................................      1,402           12,629           1,234            9,848          2,816
                                                      -------        ---------        --------        ---------       --------
NET INVESTMENT INCOME/(LOSS) .....................         88             (708)          3,081            1,359         (1,174)
                                                      -------        ---------        --------        ---------       --------
REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS:
   Net realized gain/(loss) on
     investments sold ............................      3,880             (370)          1,284          (58,910)        (2,375)
   Net realized loss on foreign
     currency transactions .......................         --               --              --             (213)            --
   Net realized gain/(loss) on futures ...........         --               --          (1,766)          (4,820)          (792)
   Net change in unrealized appreciation
     on futures ..................................         --               --             234              (26)            --
   Net change in unrealized
     appreciation/(depreciation) on foreign
     currency and translation of other
     assets and liabilities in foreign currencies          --               --              --              (71)            --
   Net change in unrealized appreciation/
     (depreciation) on investments ...............    (11,584)        (160,624)        (38,053)        (123,763)       (73,984)
                                                      -------        ---------        --------        ---------       --------
   Net gain/(loss) on investments ................     (7,704)        (160,994)        (38,301)        (187,803)       (77,151)
                                                      -------        ---------        --------        ---------       --------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .....................    $(7,616)       $(161,702)       $(35,220)       $(186,444)      $(78,325)
                                                      =======        =========        ========        =========       ========



                                                      LARGE CAP       MID CAP       SMALL CAP    SMALL CAP      TAX MANAGED
                                                      VALUE FUND    GROWTH FUND    GROWTH FUND   VALUE FUND     EQUITY FUND
                                                     ------------  -------------  ------------- ------------   -------------
INVESTMENT INCOME:
   Dividends ......................................   $ 17,138         $ 286         $  564        $ 8,675       $  2,632
   Interest .......................................        626         1,345          2,137          2,618            333
   Income distributions from affiliated funds .....         --            --             --             --             --
   Securities lending .............................         82           186            290            186             23
   Less: foreign taxes withheld ...................        (48)           --             (3)           (17)           (33)
                                                      --------     ---------       --------       --------       --------
   Total investment income ........................     17,798         1,817          2,988         11,462          2,955
                                                      --------     ---------       --------       --------       --------
EXPENSES:
   Investment Advisory fees .......................      5,339         2,944          3,641          4,485          2,031
   Administration fees ............................        498           210            255            314            189
   12b-1 fees .....................................        795           387            463            458            350
   Transfer Agent fees ............................        338           210            384            165            143
   Custodian fees .................................         74            43             38             59             41
   Professional fees ..............................         44            14             24             17             17
   Printing and shareholder reports ...............         74            27             38             45             29
   Registration and filing fees ...................         49            14             23             38             26
   Trustees' fees .................................         10             4              5              6              4
   Miscellaneous ..................................        124            83             12             34             27
   Shareholder servicing fees --
      Class A, B and C Shares .....................        141           129            130             30             76
                                                      --------     ---------       --------       --------       --------
   Total expenses .................................      7,486         4,065          5,013          5,651          2,933
                                                      --------     ---------       --------       --------       --------
   Less:
   Waiver of Investment Advisory fees .............         --            --             --             --             --
   Waiver of Administration fees ..................         --            --             --             --             --
   Waiver of 12b-1 fees ...........................       (375)         (145)          (187)          (240)          (139)
                                                      --------     ---------       --------       --------       --------
   Net Expenses ...................................      7,111         3,920          4,826          5,411          2,794
                                                      --------     ---------       --------       --------       --------
NET INVESTMENT INCOME/(LOSS) ......................     10,687        (2,103)        (1,838)         6,051            161
                                                      --------     ---------       --------       --------       --------
REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS:
   Net realized gain/(loss) on
     investments sold .............................     23,369        (9,382)       (16,990)        54,761           (142)
   Net realized loss on foreign
     currency transactions ........................         --            --             --             --             --
   Net realized gain/(loss) on futures ............         --         2,864            433         (3,317)            --
   Net change in unrealized appreciation
     on futures ...................................         --           744          1,143             --             --
   Net change in unrealized
     appreciation/(depreciation) on foreign
     currency and translation of other
     assets and liabilities in foreign currencies .         --            --             --          5,926             --
   Net change in unrealized appreciation/
     (depreciation) on investments ................     53,312       (70,908)       (69,766)        57,714        (32,950)
                                                      --------     ---------       --------       --------       --------
   Net gain/(loss) on investments .................     76,681       (76,682)       (85,180)       115,084        (33,092)
                                                      --------     ---------       --------       --------       --------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ......................   $ 87,368      $(78,785)      $(87,018)      $121,135       $(32,931)
                                                      ========     =========       ========       ========       ========


                                                   AGGRESSIVE      BALANCED     CONSERVATIVE
                                                   ALLOCATION     ALLOCATION     ALLOCATION        BOND
                                                      FUND*          FUND           FUND*          FUND+
                                                   -----------   ------------   ------------     --------
INVESTMENT INCOME:
   Dividends .....................................       $--         $1,950            $--           $--
   Interest ......................................        --          5,007             --        64,521
   Income distributions from affiliated funds ....        17             --             41            --
   Securities lending ............................        --             80             --           328
   Less: foreign taxes withheld ..................        --            (23)            --            --
                                                     -------        -------       --------       -------
   Total investment income .......................        17          7,014             41        64,849
                                                     -------        -------       --------       -------
EXPENSES:
   Investment Advisory fees ......................         3          1,562              3         4,928
   Administration fees ...........................         1            146              1           631
   12b-1 fees ....................................         1            257              1           924
   Transfer Agent fees ...........................         3            129              3           167
   Custodian fees ................................        --            152             --           104
   Professional fees .............................        --             13             --            53
   Printing and shareholder reports ..............        --             20             --            96
   Registration and filing fees ..................        --              7             --            51
   Trustees' fees ................................        --              3             --            13
   Miscellaneous .................................         2             --             --            71
   Shareholder servicing fees --
      Class A, B and C Shares ....................         1             50              2            32
                                                     -------        -------       --------       -------
   Total expenses ................................        11          2,339             10         7,070
                                                     -------        -------       --------       -------
   Less:
   Waiver of Investment Advisory fees ............        (3)            --             (3)           --
   Waiver of Administration fees .................        (1)            --             (1)           --
   Waiver of 12b-1 fees ..........................        (1)          (109)            (1)         (488)
                                                     -------        -------       --------       -------
   Net Expenses ..................................         6          2,230              5         6,582
                                                     -------        -------       --------       -------
NET INVESTMENT INCOME/(LOSS) .....................        11          4,784             36        58,267
                                                     -------        -------       --------       -------
REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS:
   Net realized gain/(loss) on
     investments sold ............................       (27)         4,833             (6)      (12,862)
   Net realized loss on foreign
     currency transactions .......................        --            (20)            --            --
   Net realized gain/(loss) on futures ...........        --           (535)            --            --
   Net change in unrealized appreciation
     on futures ..................................        --            (36)            --            --
   Net change in unrealized
     appreciation/(depreciation) on foreign
     currency and translation of other
     assets and liabilities in foreign currencies         --             --             --            --
   Net change in unrealized appreciation/
     (depreciation) on investments ...............        (2)       (15,752)            15        39,510
                                                     -------        -------       --------       -------
   Net gain/(loss) on investments ................       (29)       (11,510)             9        26,648
                                                     -------        -------       --------       -------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .....................   $   (18)       $(6,726)      $     45       $84,915
                                                     =======        ========      ========       =======

* THE AGGRESSIVE ALLOCATION FUND AND CONSERVATIVE ALLOCATION FUND COMMENCED OPERATIONS ON MARCH 6, 2001.
+ REFLECTS OPERATING HISTORY OF A PREDECESSOR MUTUAL FUND (SEE NOTE 10).

                             See Accompanying Notes
                                    100 & 101

FINANCIAL STATEMENTS
================================================================================
STATEMENTS OF OPERATIONS (000)
FOR THE YEAR ENDED MAY 31, 2001

                                                                 GMNA             INTERMEDIATE          LIMITED MATURITY
                                                                 FUND               BOND FUND               BOND FUND
                                                            -------------       ----------------      --------------------
INVESTMENT INCOME:
   Interest ...............................................    $ 9,011               $25,058                $12,575
   Securities lending .....................................         --                   210                     37
                                                               -------               -------                -------
   Total investment income ................................      9,011                25,268                 12,612
                                                               -------               -------                -------
EXPENSES:
   Investment Advisory fees ...............................        708                 2,001                    870
   Administration fees ....................................         90                   255                    135
   12b-1 fees .............................................        131                   374                    198
   Transfer Agent fees ....................................         77                   136                    112
   Custodian fees .........................................         32                    29                     31
   Professional fees ......................................         14                    26                     15
   Printing and shareholder reports .......................         13                    34                     21
   Registration and filing fees ...........................         18                    25                     14
   Trustees' fees .........................................          2                     4                      3
   Miscellaneous ..........................................          9                    19                     11
   Shareholder servicing fees --
   Class A, B and C Shares ................................          4                    27                      9
                                                               -------               -------                -------
   Total expenses .........................................      1,098                 2,930                  1,419
                                                               -------               -------                -------
   Less:
   Waiver of Investment Advisory Fees .....................         --                  (546)                  (193)
   Waiver of 12b-1 fees ...................................        (69)                 (194)                  (154)
                                                               -------               -------                -------
   Net Expenses ...........................................      1,029                 2,190                  1,072
                                                               -------               -------                -------
NET INVESTMENT INCOME .....................................      7,982                23,078                 11,540
                                                               -------               -------                -------
REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS:
   Net realized gain/(loss) on
     investments sold .....................................       (109)               (4,923)                (3,333)
   Net change in unrealized appreciation
     on investments .......................................      6,015                16,524                  6,671
                                                               -------               -------                -------
   Net gain on investments ................................      5,906                11,601                  3,338
                                                               -------               -------                -------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ..............................    $13,888               $34,679                $14,878
                                                               =======               =======                =======



                                                               TOTAL RETURN         U.S. GOVERNMENT
                                                                ADVANTAGE               INCOME         MICHIGAN MUNICIPAL
                                                                   FUND                  FUND               BOND FUND
                                                             ----------------     ------------------  --------------------  -
INVESTMENT INCOME:
   Interest ...............................................      $23,214              $11,534               $ 8,723
   Securities lending .....................................          231                    1                    --
                                                                 -------              -------               -------
   Total investment income ................................       23,445               11,535                 8,723
                                                                 -------              -------               -------
EXPENSES:
   Investment Advisory fees ...............................        1,990                  897                   917
   Administration fees ....................................          253                  116                   119
   12b-1 fees .............................................          363                  212                   175
   Transfer Agent fees ....................................           76                  115                    63
   Custodian fees .........................................           51                   29                    30
   Professional fees ......................................           27                    9                    10
   Printing and shareholder reports .......................           38                   15                    15
   Registration and filing fees ...........................           24                   10                    13
   Trustees' fees .........................................            5                    2                     3
   Miscellaneous ..........................................           47                   14                     9
   Shareholder servicing fees --
   Class A, B and C Shares ................................            7                   59                    17
                                                                 -------              -------               -------
   Total expenses .........................................        2,881                1,478                 1,371
                                                                 -------              -------               -------
   Less:
   Waiver of Investment Advisory Fees .....................         (724)                  --                  (250)
   Waiver of 12b-1 fees ...................................         (290)                 (81)                  (85)
                                                                 -------              -------               -------
   Net Expenses ...........................................        1,867                1,397                 1,036
                                                                 -------              -------               -------
NET INVESTMENT INCOME .....................................       21,578               10,138                 7,687
                                                                 -------              -------               -------
REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS:
   Net realized gain/(loss) on
     investments sold .....................................        6,920                  506                   805
   Net change in unrealized appreciation
     on investments .......................................       12,544                7,507                 8,061
                                                                 -------              -------               -------
   Net gain on investments ................................       19,464                8,013                 8,866
                                                                 -------              -------               -------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ..............................      $41,042              $18,151               $16,553
                                                                 =======              =======               =======


                                                                                                              PENNSYLVANIA
                                                               NATIONAL TAX EXEMPT     OHIO TAX EXEMPT          MUNICIPAL
                                                                    BOND FUND             BOND FUND             BOND FUND
                                                              ---------------------    ---------------       ---------------
INVESTMENT INCOME:
   Interest ...............................................         $ 8,176               $ 8,489                $2,370
   Securities lending .....................................              --                    --                    --
                                                                    -------               -------                ------
   Total investment income ................................           8,176                 8,489                 2,370
                                                                    -------               -------                ------
EXPENSES:
   Investment Advisory fees ...............................             900                   933                   250
   Administration fees ....................................             115                   119                    32
   12b-1 fees .............................................             168                   170                    45
   Transfer Agent fees ....................................              56                    25                    35
   Custodian fees .........................................              29                    22                    12
   Professional fees ......................................              12                    13                     4
   Printing and shareholder reports .......................              17                    11                     3
   Registration and filing fees ...........................              13                     9                    10
   Trustees' fees .........................................               2                     2                     1
   Miscellaneous ..........................................              --                    --                    --
   Shareholder servicing fees --
   Class A, B and C Shares ................................               8                     7                    --
                                                                    -------               -------                ------
   Total expenses .........................................           1,320                 1,311                   392
                                                                    -------               -------                ------
   Less:
   Waiver of Investment Advisory Fees .....................            (246)                 (255)                  (68)
   Waiver of 12b-1 fees ...................................             (87)                  (91)                  (36)
                                                                    -------               -------                ------
   Net Expenses ...........................................             987                   965                   288
                                                                    -------               -------                ------
NET INVESTMENT INCOME .....................................           7,189                 7,524                 2,082
                                                                    -------               -------                ------
REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS:
   Net realized gain/(loss) on
     investments sold .....................................             614                   246                   118
   Net change in unrealized appreciation
     on investments .......................................           7,312                 8,471                 1,955
                                                                    -------               -------                ------
   Net gain on investments ................................           7,926                 8,717                 2,073
                                                                    -------               -------                ------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ..............................         $15,115               $16,241                $4,155
                                                                    =======               =======                ======

                             See Accompanying Notes
                                    102 & 103

FINANCIAL STATEMENTS
================================================================================
STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                                     CORE EQUITY FUND                   EQUITY GROWTH FUND
                                                               -----------------------------        ----------------------------
                                                                 FOR THE          FOR THE             FOR THE         FOR THE
                                                                YEAR ENDED       YEAR ENDED          YEAR ENDED      YEAR ENDED
                                                               MAY 31, 2001     MAY 31, 2000        MAY 31, 2001    MAY 31, 2000
                                                               ------------     ------------        ------------    ------------
INVESTMENT ACTIVITIES:
Net investment income/(loss) .................................   $     88         $     30           $     (708)    $     (239)
Net realized gain/(loss) on investments sold, futures and
  foreign currency transactions ..............................      3,880           11,743                 (370)       101,144
Net unrealized appreciation/(depreciation) on investments,
  futures and foreign currency transactions ..................    (11,584)           5,063             (160,624)       146,758
                                                                 --------         --------           ----------     ----------
Net increase/(decrease) in net assets resulting
  from operations ............................................     (7,616)          16,836             (161,702)       247,663
                                                                 --------         --------           ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income:
   Class I ...................................................        (31)             (84)                  --           (271)
   Class A ...................................................         --              --                    --             --
   Class B ...................................................         --              --                    --             --
   Class C ...................................................         --              --                    --             --
   Distributions from net realized capital gains:
   Class I ...................................................    (16,653)          (5,717)             (45,705)       (11,958)
   Class A ...................................................       (565)            (112)              (6,819)        (1,601)
   Class B ...................................................       (248)             (50)                (161)           (22)
   Class C ...................................................         (2)             --                   (11)            --
                                                                 --------         --------           ----------     ----------
Total distributions ..........................................    (17,499)          (5,963)             (52,696)       (13,852)
                                                                 --------         --------           ----------     ----------
SHARE TRANSACTIONS:
   Class I
   Proceeds from shares issued ...............................     13,333            6,527               90,725        126,832
   Proceeds from shares issued in connection with
     Parkstone merger (note 10) ..............................         --              --                    --             --
   Reinvestment of cash distributions ........................     15,460            5,574               38,752         10,439
   Cost of shares redeemed ...................................    (19,872)         (27,094)            (229,758)      (355,351)*
                                                                 --------         --------           ----------     ----------
     Net Class I share transactions ..........................      8,921          (14,993)            (100,281)      (218,080)
                                                                 --------         --------           ----------     ----------
   Class A
   Proceeds from shares issued ...............................      1,710            2,607               21,929         25,559
   Proceeds from shares issued in connection with
     Parkstone merger (note 10) ..............................         --               --                   --             --
   Reinvestment of cash distributions ........................        554              110                6,463          1,526
   Cost of shares redeemed ...................................     (1,612)            (497)             (40,624)       (30,083)
                                                                 --------         --------           ----------     ----------
     Net Class A share transactions ..........................        652            2,220              (12,232)        (2,998)
                                                                 --------         --------           ----------     ----------
   Class B
   Proceeds from shares issued ...............................        780            1,081                1,371          2,327
   Proceeds from shares issued in connection with
     Parkstone merger (note 10) ..............................         --               --                   --             --
   Reinvestment of cash distributions ........................        247               49                  159             23
   Cost of shares redeemed ...................................       (439)            (477)                (744)          (266)
                                                                 --------         --------           ----------     ----------
     Net Class B share transactions ..........................        588              653                  786          2,084
                                                                 --------         --------           ----------     ----------
   Class C
   Proceeds from shares issued ...............................         50                4                  222            264
   Reinvestment of cash distributions ........................          2              --                    11             --
   Cost of shares redeemed ...................................         (1)              (2)                 (11)            --
                                                                 --------         --------           ----------     ----------
     Net Class C share transactions ..........................         51                2                  222            264
                                                                 --------         --------           ----------     ----------
Increase/(decrease) in net assets from share transactions ....     10,212          (12,118)            (111,505)      (218,730)
                                                                 --------         --------           ----------     ----------
Total increase/(decrease) in net assets ......................    (14,903)          (1,245)            (325,903)        15,081
                                                                 --------         --------           ----------     ----------
NET ASSETS:
Beginning of period ..........................................    147,195          148,440            1,434,991      1,419,910
                                                                 --------         --------           ----------     ----------
End of period ................................................   $132,292         $147,195           $1,109,088     $1,434,991
                                                                 ========         ========           ==========     ==========


                                                                     EQUITY INDEX FUND            INTERNATIONAL EQUITY FUND
                                                                ----------------------------     ----------------------------

                                                                   FOR THE        FOR THE          FOR THE          FOR THE
                                                                 YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                MAY 31, 2001    MAY 31, 2000     MAY 31, 2001    MAY 31, 2000
                                                                ------------    ------------     ------------    ------------
INVESTMENT ACTIVITIES:
Net investment income/(loss) .................................     $  3,081       $  3,887          $  1,359         $   194
Net realized gain/(loss) on investments sold, futures and
  foreign currency transactions ..............................         (482)        (9,998)          (63,943)         36,732
Net unrealized appreciation/(depreciation) on investments,
  futures and foreign currency transactions ..................      (37,819)        46,478          (123,860)         42,605
                                                                   --------      ---------          --------        --------
Net increase/(decrease) in net assets resulting
  from operations ............................................      (35,220)        40,367          (186,444)         79,531
                                                                   --------      ---------          --------        --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income:
   Class I ...................................................       (3,100)        (3,813)               --            (650)
   Class A ...................................................          (58)           (53)               --              (2)
   Class B ...................................................           (1)            (1)               --              --
   Class C ...................................................           --             --                --              --
   Distributions from net realized capital gains:
   Class I ...................................................           --         (2,207)          (28,291)         (1,587)
   Class A ...................................................           --            (28)             (245)            (11)
   Class B ...................................................           --             --               (42)             (1)
   Class C ...................................................           --             --               (12)             --
                                                                   --------      ---------          --------        --------
Total distributions ..........................................       (3,159)        (6,102)          (28,590)         (2,251)
                                                                   --------      ---------          --------        --------
SHARE TRANSACTIONS:
   Class I
   Proceeds from shares issued ...............................       96,190        357,574           277,053         172,183
   Proceeds from shares issued in connection with
     Parkstone merger (note 10) ..............................           --             --           279,700             --
   Reinvestment of cash distributions ........................        2,692          5,462            16,097           1,021
   Cost of shares redeemed ...................................      (84,276)      (296,136)         (184,496)        (23,920)
                                                                   --------      ---------          --------        --------
     Net Class I share transactions ..........................       14,606         66,900           388,354         149,284
                                                                   --------      ---------          --------        --------
   Class A
   Proceeds from shares issued ...............................        2,637          5,801            42,547           3,139
   Proceeds from shares issued in connection with
     Parkstone merger (note 10) ..............................           --             --            21,734              --
   Reinvestment of cash distributions ........................           53             76               209              10
   Cost of shares redeemed ...................................       (2,190)        (1,905)          (46,482)         (1,113)
                                                                   --------      ---------          --------        --------
     Net Class A share transactions ..........................          500          3,972            18,008           2,036
                                                                   --------      ---------          --------        --------
   Class B
   Proceeds from shares issued ...............................          821            526               751             607
   Proceeds from shares issued in connection with
     Parkstone merger (note 10) ..............................           --             --             7,727              --
   Reinvestment of cash distributions ........................            1              1                42               1
   Cost of shares redeemed ...................................         (151)            --            (1,660)            (22)
                                                                   --------      ---------          --------        --------
     Net Class B share transactions ..........................          671            527             6,860             586
                                                                   --------      ---------          --------        --------
   Class C
   Proceeds from shares issued ...............................          465            283               260             174
   Reinvestment of cash distributions ........................           --             --                12             --
   Cost of shares redeemed ...................................          (33)            (2)              (10)             --
                                                                   --------      ---------          --------        --------
     Net Class C share transactions ..........................          432            281               262             174
                                                                   --------      ---------          --------        --------
Increase/(decrease) in net assets from share transactions ....       16,209         71,680           413,484         152,080
                                                                   --------      ---------          --------        --------
Total increase/(decrease) in net assets ......................      (22,170)       105,945           198,450         229,360
                                                                   --------      ---------          --------        --------
NET ASSETS:
Beginning of period ..........................................      363,691        257,746           429,734         200,374
                                                                   --------      ---------          --------        --------
End of period ................................................     $341,521      $ 363,691          $628,184        $429,734
                                                                   ========      =========          ========        ========


                                                                LARGE CAP ULTRA FUND            LARGE CAP VALUE FUND
                                                              ---------------------------     ---------------------------

                                                                FOR THE         FOR THE         FOR THE         FOR THE
                                                              YEAR ENDED      YEAR ENDED       YEAR ENDED     YEAR ENDED
                                                             MAY 31, 2001    MAY 31, 2000     MAY 31, 2001   MAY 31, 2000
                                                             ------------    ------------     ------------   ------------
INVESTMENT ACTIVITIES:
Net investment income/(loss) .................................  $ (1,174)       $ (1,760)       $ 10,687        $ 10,759
Net realized gain/(loss) on investments sold, futures and
  foreign currency transactions ..............................    (3,167)        168,385          23,369          21,488
Net unrealized appreciation/(depreciation) on investments,
  futures and foreign currency transactions ..................   (73,984)        (53,389)         53,312         (78,388)
                                                                --------        --------        --------        --------
Net increase/(decrease) in net assets resulting
  from operations ............................................   (78,325)        113,236          87,368         (46,141)
                                                                --------        --------        --------        --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income:
   Class I ...................................................        --             --          (10,846)        (10,606)
   Class A ...................................................        --             --             (525)           (202)
   Class B ...................................................        --             --              (71)            (14)
   Class C ...................................................        --             --               (1)             --
   Distributions from net realized capital gains:
   Class I ...................................................   (34,933)        (89,263)        (10,037)        (26,347)
   Class A ...................................................    (2,574)         (4,853)           (182)           (623)
   Class B ...................................................    (2,062)         (3,384)            (27)            (71)
   Class C ...................................................        (1)            --               (2)             --
                                                                --------        --------        --------        --------
Total distributions ..........................................   (39,570)        (97,500)        (21,691)        (37,863)
                                                                --------        --------        --------        --------
SHARE TRANSACTIONS:
   Class I
   Proceeds from shares issued ...............................    47,734          33,621          76,707         105,671
   Proceeds from shares issued in connection with
     Parkstone merger (note 10) ..............................        --             --          178,560              --
   Reinvestment of cash distributions ........................    22,606          56,281          12,663          25,812
   Cost of shares redeemed ...................................   (62,600)       (234,745)*      (126,928)        (97,848)
                                                                --------        --------        --------        --------
     Net Class I share transactions ..........................     7,740        (144,843)        141,002          33,635
                                                                --------        --------        --------        --------
   Class A
   Proceeds from shares issued ...............................     3,086           7,860           5,083           6,456
   Proceeds from shares issued in connection with
     Parkstone merger (note 10) ..............................        --              --          41,201              --
   Reinvestment of cash distributions ........................     2,252           4,600             589             624
   Cost of shares redeemed ...................................    (6,141)        (16,533)        (17,081)         (7,121)
                                                                --------        --------        --------        --------
     Net Class A share transactions ..........................      (803)         (4,073)         29,792             (41)
                                                                --------        --------        --------        --------
   Class B
   Proceeds from shares issued ...............................     1,256           1,710             654             814
   Proceeds from shares issued in connection with
     Parkstone merger (note 10) ..............................        --                          13,116              --
   Reinvestment of cash distributions ........................     1,997           3,267              95              85
   Cost of shares redeemed ...................................    (2,735)         (3,528)         (4,104)           (358)
                                                                --------        --------        --------        --------
     Net Class B share transactions ..........................       518           1,449           9,761             541
                                                                --------        --------        --------        --------
   Class C
   Proceeds from shares issued ...............................       129             --               88             103
   Reinvestment of cash distributions ........................         1             --                3              --
   Cost of shares redeemed ...................................        (4)            --              (23)             --
                                                                --------        --------        --------        --------
     Net Class C share transactions ..........................       126              --              68             103
                                                                --------        --------        --------        --------
Increase/(decrease) in net assets from share transactions ....     7,581        (147,467)        180,623          34,238
                                                                --------        --------        --------        --------
Total increase/(decrease) in net assets ......................  (110,314)       (131,731)        246,300         (49,766)
                                                                --------        --------        --------        --------
NET ASSETS:
Beginning of period ..........................................   316,017         447,748         510,667         560,433
                                                                --------        --------        --------        --------
End of period ................................................  $205,703        $316,017        $756,967        $510,667
                                                                ========        ========        ========        ========

 * INCLUDES REDEMPTIONS AS A RESULT OF A REDEMPTION IN KIND
   ON MARCH 1, 2000. (SEE NOTE 8)


                             See Accompanying Notes
                                    104 & 105

FINANCIAL STATEMENTS
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                                  MID CAP GROWTH FUND                  SMALL CAP GROWTH FUND
                                                             ------------------------------         -----------------------------
                                                               FOR THE          FOR THE               FOR THE         FOR THE
                                                              YEAR ENDED       YEAR ENDED            YEAR ENDED      YEAR ENDED
                                                             MAY 31, 2001     MAY 31, 2000          MAY 31, 2001    MAY 31, 2000
                                                             ------------     ------------          ------------    ------------
INVESTMENT ACTIVITIES:
Net investment income/(loss) .............................   $ (2,103)         $ (3,133)             $ (1,838)       $   (368)
Net realized gain/(loss) on investments sold, futures
  and foreign currency transactions ......................     (6,518)          165,449               (16,557)         19,734
Net unrealized appreciation/(depreciation) on
  investments, futures and foreign currency
  transactions ...........................................    (70,164)            5,550               (68,623)         18,810
                                                             --------          --------              --------        --------
Net increase/(decrease) in net assets resulting
  from operations ........................................    (78,785)          167,866               (87,018)         38,176
                                                             --------          --------              --------        --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income:
   Class I ...............................................         --                --                    --              --
   Class A ...............................................         --                --                    --              --
   Class B ...............................................         --                --                    --              --
   Class C ...............................................         --                --                    --              --
   Distributions from net realized capital gains:
   Class I ...............................................    (75,891)          (84,921)              (20,594)             --
   Class A ...............................................    (11,883)          (11,635)               (1,527)             --
   Class B ...............................................     (5,487)           (4,859)                 (609)             --
   Class C ...............................................        (12)               --                    (9)             --
                                                             --------          --------              --------        --------
Total distributions ......................................    (93,273)         (101,415)              (22,739)             --
                                                             --------          --------              --------        --------
SHARE TRANSACTIONS:
   Class I
   Proceeds from shares issued ...........................     75,216            66,336               108,840          80,084
   Proceeds from shares issued in connection with
     Parkstone merger (note 10) ..........................         --                --               201,533              --
   Reinvestment of cash distributions ....................     59,697            64,513                11,746              --
   Cost of shares redeemed ...............................    (79,672)         (226,049)*             (82,577)        (40,435)
                                                             --------          --------              --------        --------
     Net Class I share transactions ......................     55,241           (95,200)              239,542          39,649
                                                             --------          --------              --------        --------
   Class A
   Proceeds from shares issued ...........................     23,009             7,802                37,877           3,021
   Proceeds from shares issued in connection with
     Parkstone merger (note 10) ..........................         --               --                 46,295              --
   Reinvestment of cash distributions ....................     11,327            11,260                 1,464              --
   Cost of shares redeemed ...............................    (31,048)          (31,116)              (44,672)         (2,027)
                                                             --------          --------              --------        --------
     Net Class A share transactions ......................      3,288           (12,054)               40,964             994
                                                             --------          --------              --------        --------
   Class B
   Proceeds from shares issued ...........................        589               685                   538             268
   Proceeds from shares issued in connection with
   Parkstone merger (note 10) ............................         --               --                 20,127              --
   Reinvestment of cash distributions ....................      5,394             4,743                   593              --
   Cost of shares redeemed ...............................     (3,667)           (5,664)               (3,326)            (76)
                                                             --------          --------              --------        --------
     Net Class B share transactions ......................      2,316              (236)               17,932             192
                                                             --------          --------              --------        --------
   Class C
   Proceeds from shares issued ...........................        162                --                   320              84
   Reinvestment of cash distributions ....................         11                --                     9              --
   Cost of shares redeemed ...............................         (9)               --                   (10)             (3)
                                                             --------          --------              --------        --------
     Net Class C share transactions ......................        164                --                   319              81
                                                             --------          --------              --------        --------
Increase/(decrease) in net assets from share
  transactions ...........................................     61,009          (107,490)              298,757          40,916
                                                             --------          --------              --------        --------
Total increase/(decrease) in net assets ..................   (111,049)          (41,039)              189,000          79,092
                                                             --------          --------              --------        --------
NET ASSETS:
Beginning of period ......................................    345,928           386,967               160,465          81,373
                                                             --------          --------              --------        --------
End of period ............................................   $234,879          $345,928              $349,465        $160,465
                                                             ========          ========              ========        ========




                                                                 SMALL CAP VALUE FUND            TAX MANAGED EQUITY FUND
                                                            ----------------------------     -----------------------------
                                                               FOR THE        FOR THE          FOR THE          FOR THE
                                                             YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                            MAY 31, 2001    MAY 31, 2000     MAY 31, 2001    MAY 31, 2000
                                                            ------------    ------------     ------------    ------------
INVESTMENT ACTIVITIES:
Net investment income/(loss) .............................   $   6,051         $ 5,872      $      161          $  410
Net realized gain/(loss) on investments sold, futures
  and foreign currency transactions ......................      51,444           9,330            (142)            377
Net unrealized appreciation/(depreciation) on
  investments, futures and foreign currency
  transactions ...........................................      63,640          25,470         (32,950)         43,939
                                                              --------        --------        --------        --------
Net increase/(decrease) in net assets resulting
  from operations ........................................     121,135          40,672         (32,931)         44,726
                                                              --------        --------        --------        --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income:
   Class I ...............................................      (6,229)         (4,422)           (153)           (463)
   Class A ...............................................        (133)           (146)             --              (3)
   Class B ...............................................          (6)             (6)             --              --
   Class C ...............................................          (1)             --              --              --
   Distributions from net realized capital gains:
   Class I ...............................................     (10,302)             --            (492)           (248)
   Class A ...............................................        (262)             --             (39)            (15)
   Class B ...............................................         (23)             --             (25)             (9)
   Class C ...............................................          (2)             --              (2)             --
                                                              --------        --------        --------        --------
Total distributions ......................................     (16,958)         (4,574)           (711)           (738)
                                                              --------        --------        --------        --------
SHARE TRANSACTIONS:
   Class I
   Proceeds from shares issued ...........................     157,014         121,599          23,165          17,987
   Proceeds from shares issued in connection with
     Parkstone merger (note 10) ..........................          --              --              --              --
   Reinvestment of cash distributions ....................      10,072           2,240             251             124
   Cost of shares redeemed ...............................     (73,620)        (74,901)        (31,331)        (42,688)
                                                              --------        --------        --------        --------
     Net Class I share transactions ......................      93,466          48,938          (7,915)        (24,577)
                                                              --------        --------        --------        --------
   Class A
   Proceeds from shares issued ...........................       4,016           2,482           6,160          12,777
   Proceeds from shares issued in connection with
     Parkstone merger (note 10) ..........................          --              --              --             --
   Reinvestment of cash distributions ....................         360             132              34              14
   Cost of shares redeemed ...............................      (4,309)         (5,429)         (3,524)         (4,847)
                                                              --------        --------        --------        --------
     Net Class A share transactions ......................          67          (2,815)          2,670           7,944
                                                              --------        --------        --------        --------
   Class B
   Proceeds from shares issued ...........................         733             200           2,630           5,658
   Proceeds from shares issued in connection with
   Parkstone merger (note 10) ............................          --              --              --             --
   Reinvestment of cash distributions ....................          29               5              24               8
   Cost of shares redeemed ...............................        (242)            (48)         (1,442)         (1,188)
                                                              --------        --------        --------        --------
     Net Class B share transactions ......................         520             157           1,212           4,478
                                                              --------        --------        --------        --------
   Class C
   Proceeds from shares issued ...........................         267              67             570             449
   Reinvestment of cash distributions ....................           2              --               1              --
   Cost of shares redeemed ...............................          (6)             --             (31)             (5)
                                                              --------        --------        --------        --------
     Net Class C share transactions ......................         263              67             540             444
                                                              --------        --------        --------        --------
Increase/(decrease) in net assets from share
  transactions ...........................................      94,316          46,347          (3,493)        (11,711)
                                                              --------        --------        --------        --------
Total increase/(decrease) in net assets ..................     198,493          82,445         (37,135)         32,277
                                                              --------        --------        --------        --------
NET ASSETS:
Beginning of period ......................................     364,884         282,439         286,508         254,231
                                                              --------        --------        --------        --------
End of period ............................................    $563,377        $364,884        $249,373        $286,508
                                                              ========        ========        ========        ========


                                                             AGGRESSIVE                                      CONSERVATIVE
                                                             ALLOCATION                                       ALLOCATION
                                                                FUND           BALANCED ALLOCATION FUND          FUND
                                                            -------------    ----------------------------   ----------------
                                                            OR THE PERIOD       FOR THE        FOR THE      FOR THE PERIOD
                                                            ARCH 6, 2001 -    YEAR ENDED      YEAR ENDED    MARCH 6, 2001 -
                                                            MAY 31, 2001     MAY 31, 2001    MAY 31, 2000    MAY 31, 2001
                                                            -------------    ------------    ------------   ---------------
INVESTMENT ACTIVITIES:
Net investment income/(loss) .............................   $      11       $    4,784        $ 1,724         $     36
Net realized gain/(loss) on investments sold, futures
  and foreign currency transactions ......................         (27)           4,278          8,689               (6)
Net unrealized appreciation/(depreciation) on
  investments, futures and foreign currency
  transactions ...........................................          (2)         (15,788)         1,218               15
                                                               -------         --------      ---------         --------
Net increase/(decrease) in net assets resulting
  from operations ........................................         (18)          (6,726)        11,631               45
                                                               -------         --------      ---------         --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income:
   Class I ...............................................          (3)          (4,117)        (1,599)             (13)
   Class A ...............................................          (3)            (278)           (58)             (12)
   Class B ...............................................          --              (71)            (6)              --
   Class C ...............................................          --               --            --                --
   Distributions from net realized capital gains:
   Class I ...............................................          --          (13,998)            --               --
   Class A ...............................................          --             (947)            --               --
   Class B ...............................................          --             (274)            --               --
   Class C ...............................................          --               (1)           --                --
                                                               -------         --------      ---------         --------
Total distributions ......................................          (6)         (19,686)        (1,663)             (25)
                                                               -------         --------      ---------         --------
SHARE TRANSACTIONS:
   Class I
   Proceeds from shares issued ...........................       2,500           35,923         20,521            2,500
   Proceeds from shares issued in connection with
     Parkstone merger (note 10) ..........................          --          130,610             --               --
   Reinvestment of cash distributions ....................           3           17,363          1,594               13
   Cost of shares redeemed ...............................          --          (42,539)       (47,094)              --
                                                               -------         --------      ---------         --------
     Net Class I share transactions ......................       2,503          141,357        (24,979)           2,513
                                                               -------         --------      ---------         --------
   Class A
   Proceeds from shares issued ...........................       2,510            2,708          3,518            2,500
   Proceeds from shares issued in connection with
     Parkstone merger (note 10) ..........................          --           12,881            --                --
   Reinvestment of cash distributions ....................           3            1,189             57               12
   Cost of shares redeemed ...............................          --           (5,467)        (1,523)              --
                                                               -------         --------      ---------         --------
     Net Class A share transactions ......................       2,513           11,311          2,052            2,512
                                                               -------         --------      ---------         --------
   Class B
   Proceeds from shares issued ...........................           7            1,183            321               --
   Proceeds from shares issued in connection with
   Parkstone merger (note 10) ............................          --            4,937            --                --
   Reinvestment of cash distributions ....................          --              320              6               --
   Cost of shares redeemed ...............................          --           (1,002)           (73)              --
                                                               -------         --------      ---------         --------
     Net Class B share transactions ......................           7            5,438            254               --
                                                               -------         --------      ---------         --------
   Class C
   Proceeds from shares issued ...........................          --               34              3               55
   Reinvestment of cash distributions ....................          --                1             --               --
   Cost of shares redeemed ...............................          --              (16)            --               --
                                                               -------         --------      ---------         --------
     Net Class C share transactions ......................          --               19              3               55
                                                               -------         --------      ---------         --------
Increase/(decrease) in net assets from share
  transactions ...........................................       5,023          158,125        (22,670)           5,080
                                                               -------         --------      ---------         --------
Total increase/(decrease) in net assets ..................       4,999          131,713        (12,702)           5,100
                                                               -------         --------      ---------         --------
NET ASSETS:
Beginning of period ......................................          --           74,176         86,878               --
                                                               -------         --------      ---------         --------
End of period ............................................     $ 4,999         $205,889      $  74,176         $  5,100
                                                               =======         ========      =========         ========

* INCLUDES REDEMPTIONS AS A RESULT OF THE REDEMPTION IN KIND ON MARCH 1, 2000. (SEE NOTE 8)

                             See Accompanying Notes
                                    106 & 107

FINANCIAL STATEMENTS
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                                      BOND FUND                            GNMA FUND
                                                           -------------------------------       ------------------------------
                                                             FOR THE            FOR THE             FOR THE           FOR THE
                                                            YEAR ENDED        YEAR ENDED          YEAR ENDED        YEAR ENDED
                                                           MAY 31, 2001+     MAY 31, 2000+       MAY 31, 2001      MAY 31, 2000
                                                           -------------     -------------       ------------      ------------
INVESTMENT ACTIVITIES:
Net investment income ....................................   $ 58,267          $ 20,981            $  7,982           $ 6,438
Net realized gain/(loss) on investments sold .............    (12,862)          (18,463)               (109)           (1,412)
Net unrealized appreciation/(depreciation)
on investments ...........................................     39,510            (1,479)              6,015            (2,148)
                                                             --------          --------            --------          --------
Net increase in net assets
resulting from operations ................................     84,915             1,039              13,888             2,878
                                                             --------          --------            --------          --------
DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
     Class I .............................................    (57,451)          (20,268)             (7,814)           (6,440)
     Class A .............................................       (648)             (591)                (79)              (76)
     Class B .............................................       (139)             (169)                 (8)               (4)
     Class C .............................................         (2)               --                  (4)               (1)
   Distributions from net realized capital gains:
     Class I .............................................         --                --                  --                --
     Class A .............................................         --                --                  --                --
     Class B .............................................         --                --                  --                --
     Class C .............................................         --                --                  --                --
                                                             --------          --------            --------          --------
Total distributions ......................................    (58,240)          (21,028)             (7,905)           (6,521)
                                                             --------          --------            --------          --------
SHARE TRANSACTIONS:
Class I
     Proceeds from shares issued .........................     90,132            31,204              25,012            39,450
     Proceeds from shares issued in connection with
     Parkstone merger (note 10) ..........................    621,925                --                  --                --
     Reinvestment of cash distributions ..................     15,995            13,827                 821               634
     Cost of shares redeemed .............................   (205,657)          (97,699)            (17,736)          (13,646)
                                                             --------          --------            --------          --------
       Net Class I share transactions ....................    522,395           (52,668)              8,097            26,438
                                                             --------          --------            --------          --------
   Class A
     Proceeds from shares issued .........................      1,915             5,118                 617               685
     Proceeds from shares issued in connection with
     Parkstone merger (note 10) ..........................      3,738                --                  --                --
     Reinvestment of cash distributions ..................        366               434                  58                56
     Cost of shares redeemed .............................     (7,693)           (6,693)               (857)             (958)
                                                             --------          --------            --------          --------
       Net Class A share transactions ....................     (1,674)           (1,141)               (182)             (217)
                                                             --------          --------            --------          --------
   Class B
     Proceeds from shares issued .........................         82                65                 124               160
     Proceeds from shares issued in connection with
     Parkstone merger (note 10) ..........................        563                --                  --                --
     Reinvestment of cash distributions ..................        120               154                   7                 4
     Cost of shares redeemed .............................       (911)           (2,197)                (92)               (2)
                                                             --------          --------            --------          --------
       Net Class B share transactions                            (146)           (1,978)                 39               162
                                                             --------          --------            --------          --------
   Class C
     Proceeds from shares issued .........................         33                --                  22                83
     Proceeds from shares issued in connection with
     Parkstone merger (note 10) ..........................         41                --                  --                --
     Reinvestment of cash distributions ..................          2                --                   3                 1
     Cost of shares redeemed .............................        (15)               --                 (52)               --
                                                             --------          --------            --------          --------
       Net Class C share transactions ....................         61                --                 (27)               84
                                                             --------          --------            --------          --------
Increase/(decrease) in net assets from share
transactions .............................................    520,636           (55,787)              7,927            26,467
                                                             --------          --------            --------          --------
Total increase/(decrease) in net assets ..................    547,311           (75,776)             13,910            22,824
                                                             --------          --------            --------          --------
NET ASSETS:
Beginning of period ......................................    306,918           382,694             121,129            98,305
                                                             --------          --------            --------          --------
End of period ............................................   $854,229          $306,918            $135,039          $121,129
                                                             ========          ========            ========          ========


                                                              INTERMEDIATE BOND FUND                 LIMITED MATURITY BOND FUND
                                                           ------------------------------           ------------------------------
                                                              FOR THE           FOR THE                FOR THE           FOR THE
                                                            YEAR ENDED        YEAR ENDED             YEAR ENDED        YEAR ENDED
                                                           MAY 31, 2001      MAY 31, 2000           MAY 31, 2001      MAY 31, 2000
                                                           ------------      ------------           ------------      ------------
INVESTMENT ACTIVITIES:
Net investment income ....................................   $ 23,078           $ 19,151                $ 11,540       $  5,071
Net realized gain/(loss) on investments sold .............     (4,923)           (11,400)                 (3,333)          (754)
Net unrealized appreciation/(depreciation)
on investments ...........................................     16,524             (3,177)                  6,671         (1,496)
                                                             --------           --------                --------       --------
Net increase in net assets
resulting from operations ................................     34,679              4,574                  14,878          2,821
                                                             --------           --------                --------       --------
DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
     Class I .............................................    (22,379)           (18,864)                (11,557)        (5,027)
     Class A .............................................       (573)              (294)                   (381)           (42)
     Class B .............................................        (74)               (34)                    (37)            (5)
     Class C .............................................        (10)                --                      (1)            --
   Distributions from net realized capital gains:
     Class I .............................................         --               (195)                     --             --
     Class A .............................................         --                 (3)                     --             --
     Class B .............................................         --                 --                      --             --
     Class C .............................................         --                 --                      --             --
                                                             --------           --------                --------       --------
Total distributions ......................................    (23,036)           (19,390)                (11,976)        (5,074)
                                                             --------           --------                --------       --------
SHARE TRANSACTIONS:
Class I
     Proceeds from shares issued .........................    110,336             84,807                  88,082         98,933
     Proceeds from shares issued in connection with
     Parkstone merger (note 10) ..........................     72,396                 --                 100,489             --
     Reinvestment of cash distributions ..................      5,464              5,677                   4,380          2,659
     Cost of shares redeemed .............................   (149,433)           (94,301)                (99,170)       (78,000)
                                                             --------           --------                --------       --------
       Net Class I share transactions ....................     38,763             (3,817)                 93,781         23,592
                                                             --------           --------                --------       --------
   Class A
     Proceeds from shares issued .........................      2,079              2,407                     826          1,216
     Proceeds from shares issued in connection with
     Parkstone merger (note 10) ..........................      7,594                 --                   8,775             --
     Reinvestment of cash distributions ..................        386                218                     265             35
     Cost of shares redeemed .............................     (6,057)            (3,649)                 (5,799)          (909)
                                                             --------           --------                --------       --------
       Net Class A share transactions ....................      4,002             (1,024)                  4,067            342
                                                             --------           --------                --------       --------
   Class B
     Proceeds from shares issued .........................        345                319                     323            179
     Proceeds from shares issued in connection with
     Parkstone merger (note 10) ..........................        556                 --                     575             --
     Reinvestment of cash distributions ..................         60                 31                      31              5
     Cost of shares redeemed .............................       (344)              (294)                   (377)            (1)
                                                             --------           --------                --------       --------
       Net Class B share transactions                             617                 56                     552            183
                                                             --------           --------                --------       --------
   Class C
     Proceeds from shares issued .........................         30                191                      48             18
     Proceeds from shares issued in connection with
     Parkstone merger (note 10) ..........................         --                 --                      --             --
     Reinvestment of cash distributions ..................         10                 --                       1             --
     Cost of shares redeemed .............................        (58)                --                      (3)            --
                                                             --------           --------                --------       --------
       Net Class C share transactions ....................        (18)               191                      46             18
                                                             --------           --------                --------       --------
Increase/(decrease) in net assets from share
transactions .............................................     43,364             (4,594)                 98,446         24,135
                                                             --------           --------                --------       --------
Total increase/(decrease) in net assets ..................     55,007            (19,410)                101,348         21,882
                                                             --------           --------                --------       --------
NET ASSETS:
Beginning of period ......................................    299,796            319,206                  94,723         72,841
                                                             --------           --------                --------       --------
End of period ............................................   $354,803           $299,796                $196,071       $ 94,723
                                                             ========           ========                ========       ========


                                                              TOTAL RETURN ADVANTAGE FUND
                                                              -------------------------------
                                                                 FOR THE           FOR THE
                                                               YEAR ENDED        YEAR ENDED
                                                              MAY 31, 2001      MAY 31, 2000
                                                              ------------      ------------
INVESTMENT ACTIVITIES:
Net investment income ....................................     $  21,578         $  20,368
Net realized gain/(loss) on investments sold .............         6,920            (8,097)
Net unrealized appreciation/(depreciation)
on investments ...........................................        12,544            (6,392)
                                                                --------          --------
Net increase in net assets
resulting from operations ................................        41,042             5,879
                                                                --------          --------
DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
     Class I .............................................       (21,402)          (20,158)
     Class A .............................................          (167)             (361)
     Class B .............................................            (3)               --
     Class C .............................................            --                --
   Distributions from net realized capital gains:
     Class I .............................................            --            (2,082)
     Class A .............................................            --               (42)
     Class B .............................................            --                --
     Class C .............................................            --                --
                                                                --------          --------
Total distributions ......................................       (21,572)          (22,643)
                                                                --------          --------
SHARE TRANSACTIONS:
Class I
     Proceeds from shares issued .........................        72,346            72,288
     Proceeds from shares issued in connection with
     Parkstone merger (note 10) ..........................            --                --
     Reinvestment of cash distributions ..................        12,140            13,768
     Cost of shares redeemed .............................       (79,450)          (66,995)
                                                                --------          --------
       Net Class I share transactions ....................         5,036            19,061
                                                                --------          --------
   Class A
     Proceeds from shares issued .........................         1,641             2,437
     Proceeds from shares issued in connection with
     Parkstone merger (note 10) ..........................            --                --
     Reinvestment of cash distributions ..................           130               379
     Cost of shares redeemed .............................        (5,810)           (2,155)
                                                                --------          --------
       Net Class A share transactions ....................        (4,039)              661
                                                                --------          --------
   Class B
     Proceeds from shares issued .........................           143                 1
     Proceeds from shares issued in connection with
     Parkstone merger (note 10) ..........................            --                --
     Reinvestment of cash distributions ..................             3                --
     Cost of shares redeemed .............................            --                --
                                                                --------          --------
       Net Class B share transactions                                146                 1
                                                                --------          --------
   Class C
     Proceeds from shares issued .........................            19                --
     Proceeds from shares issued in connection with
     Parkstone merger (note 10) ..........................            --                --
     Reinvestment of cash distributions ..................            --                --
     Cost of shares redeemed .............................            --                --
                                                                --------          --------
       Net Class C share transactions ....................            19                --
                                                                --------          --------
Increase/(decrease) in net assets from share
transactions .............................................         1,162            19,723
                                                                --------          --------
Total increase/(decrease) in net assets ..................        20,632             2,959
                                                                --------          --------
NET ASSETS:
Beginning of period ......................................       336,062           333,103
                                                                --------          --------
End of period ............................................      $356,694          $336,062
                                                                ========          ========

+REFLECTS OPERATING HISTORY OF A PREDECESSOR MUTUAL FUND (SEE NOTE 10).


                                                        See Accompanying Notes
                                                               108 &109

FINANCIAL STATEMENTS
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                    U.S. GOVERNMENT INCOME FUND                    MICHIGAN MUNICIPAL BOND FUND
                                                   -------------------------------                -------------------------------
                                                      FOR THE            FOR THE                     FOR THE            FOR THE
                                                    YEAR ENDED         YEAR ENDED                  YEAR ENDED         YEAR ENDED
                                                   MAY 31, 2001       MAY 31, 2000                MAY 31, 2001       MAY 31, 2000
                                                   ------------      -------------                ------------       ------------
INVESTMENT ACTIVITIES:
Net investment income .............................  $ 10,138          $ 11,374                    $   7,687            $ 8,615
Net realized gain/(loss) on investments sold ......       506            (3,758)                         805               (658)
Net unrealized appreciation/(depreciation)
  on investments ..................................     7,507            (3,785)                       8,061             (9,314)
                                                     --------          --------                     --------           --------
Net increase/(decrease) in net assets
  resulting from operations .......................    18,151             3,831                       16,553             (1,357)
                                                     --------          --------                     --------           --------
DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
     Class I ......................................    (8,784)           (9,044)                      (7,022)            (7,621)
     Class A ......................................      (999)           (1,661)                        (599)              (890)
     Class B ......................................      (425)             (634)                         (66)               (83)
     Class C ......................................        (1)               --                           --                 --
   Distributions from net realized capital gains:
     Class I ......................................        --                --                           --               (186)
     Class A ......................................        --                --                           --                (23)
     Class B ......................................        --                --                           --                 (3)
     Class C ......................................        --                --                           --                 --
                                                     --------          --------                     --------           --------
Total distributions ...............................   (10,209)          (11,339)                      (7,687)            (8,806)
                                                     --------          --------                     --------           --------
SHARE TRANSACTIONS:
Class I
     Proceeds from shares issued ..................    57,791            32,327                       14,150             18,911
     Proceeds from shares issued in connection
       with Parkstone merger (note 10) ............        --                --                           --                 --
     Reinvestment of cash distributions ...........       952             1,298                          775                878
     Cost of shares redeemed ......................   (43,963)          (43,620)                     (30,971)           (46,756)
                                                     --------          --------                     --------           --------
       Net Class I share transactions .............    14,780            (9,995)                     (16,046)           (26,967)
                                                     --------          --------                     --------           --------
   Class A
     Proceeds from shares issued ..................       926            23,020                        3,247                977
     Proceeds from shares issued in connection
       with Parkstone merger (note 10) ............        --                --                           --                 --
     Reinvestment of cash distributions ...........       494             1,149                          450                777
     Cost of shares redeemed ......................    (9,223)          (40,449)                      (5,415)           (14,069)
                                                     --------          --------                     --------           --------
       Net Class A share transactions .............    (7,803)          (16,280)                      (1,718)           (12,315)
                                                     --------          --------                     --------           --------
   Class B
     Proceeds from shares issued ..................       457               290                          322                122
     Proceeds from shares issued in connection
       with Parkstone merger (note 10) ............        --                --                           --                 --
     Reinvestment of cash distributions ...........       260               407                           49                 69
     Cost of shares redeemed ......................    (3,162)           (7,358)                        (408)            (1,390)
                                                     --------          --------                     --------           --------
       Net Class B share transactions .............    (2,445)           (6,661)                         (37)            (1,199)
                                                     --------          --------                     --------           --------
   Class C
     Proceeds from shares issued ..................       112                --                           --                 --
     Reinvestment of cash distributions ...........         1                --                           --                 --
     Cost of shares redeemed ......................        --                --                           --                 --
                                                     --------          --------                     --------           --------
       Net Class C share transactions .............       113                --                           --                 --
                                                     --------          --------                     --------           --------
Increase/(decrease) in net assets from share
  transactions ....................................     4,645           (32,936)                     (17,801)           (40,481)
                                                     --------          --------                     --------           --------
Total increase/(decrease) in net assets ...........    12,587           (40,444)                      (8,935)           (50,644)
                                                     --------          --------                     --------           --------
NETASSETS:
Beginning of period ...............................   164,232           204,676                      173,414            224,058
                                                     --------          --------                     --------           --------
End of period .....................................  $176,819          $164,232                     $164,479           $173,414
                                                     ========          ========                     ========           ========


                                                    NATIONAL TAX EXEMPT BOND FUND                   OHIO TAX EXEMPT BOND FUND
                                                    ------------------------------               ------------------------------
                                                       FOR THE           FOR THE                    FOR THE           FOR THE
                                                     YEAR ENDED        YEAR ENDED                 YEAR ENDED        YEAR ENDED
                                                    MAY 31, 2001      MAY 31, 2000               MAY 31, 2001      MAY 31, 2000
                                                    ------------      ------------               ------------      ------------
INVESTMENT ACTIVITIES:
Net investment income .............................  $   7,189         $   4,466                $    7,524          $   8,738
Net realized gain/(loss) on investments sold ......        614            (1,960)                      246             (3,099)
Net unrealized appreciation/(depreciation)
  on investments ..................................      7,312            (2,845)                    8,471             (6,636)
                                                      --------          --------                  --------           --------
Net increase/(decrease) in net assets
  resulting from operations .......................     15,115              (339)                   16,241               (997)
                                                      --------          --------                  --------           --------
DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
     Class I ......................................     (6,859)           (4,239)                   (7,259)            (8,551)
     Class A ......................................       (294)             (185)                     (264)              (245)
     Class B ......................................        (18)               (9)                       --                 --
     Class C ......................................         (3)               (1)                       (3)                --
   Distributions from net realized capital gains:
     Class I ......................................         --              (146)                       --               (139)
     Class A ......................................         --                (8)                       --                 (5)
     Class B ......................................         --                --                        --                 --
     Class C ......................................         --                --                        --                 --
                                                      --------          --------                  --------           --------
Total distributions ...............................     (7,174)           (4,588)                   (7,526)            (8,940)
                                                      --------          --------                  --------           --------
SHARE TRANSACTIONS:
Class I
     Proceeds from shares issued ..................     28,490            30,472                    18,699             24,425
     Proceeds from shares issued in connection
       with Parkstone merger (note 10) ............     61,308                --                        --                 --
     Reinvestment of cash distributions ...........        352               128                       279                257
     Cost of shares redeemed ......................    (31,341)          (30,899)                  (36,930)           (54,218)
                                                      --------          --------                  --------           --------
       Net Class I share transactions .............     58,809              (299)                  (17,952)           (29,536)
                                                      --------          --------                  --------           --------
   Class A
     Proceeds from shares issued ..................      1,193             2,886                    10,141              2,770
     Proceeds from shares issued in connection
       with Parkstone merger (note 10) ............      3,375                --                        --                 --
     Reinvestment of cash distributions ...........        221               168                       190                154
     Cost of shares redeemed ......................     (2,495)           (3,040)                   (7,316)            (2,287)
                                                      --------          --------                  --------           --------
       Net Class A share transactions .............      2,294                14                     3,015                637
                                                      --------          --------                  --------           --------
   Class B
     Proceeds from shares issued ..................         51                38                        --                 --
     Proceeds from shares issued in connection
       with Parkstone merger (note 10) ............        404                --                        --                 --
     Reinvestment of cash distributions ...........         12                10                        --                 --
     Cost of shares redeemed ......................       (216)              (86)                       --                 --
                                                      --------          --------                  --------           --------
       Net Class B share transactions .............        251               (38)                       --                 --
                                                      --------          --------                  --------           --------
   Class C
     Proceeds from shares issued ..................         90               100                       278                 --
     Reinvestment of cash distributions ...........          2                --                        --                 --
     Cost of shares redeemed ......................        (13)             (101)                        3                 --
                                                      --------          --------                  --------           --------
       Net Class C share transactions .............         79                (1)                      281                 --
                                                      --------          --------                  --------           --------
Increase/(decrease) in net assets from share
  transactions ....................................     61,433              (324)                  (14,656)           (28,899)
                                                      --------          --------                  --------           --------
Total increase/(decrease) in net assets ...........     69,374            (5,251)                   (5,941)           (38,836)
                                                      --------          --------                  --------           --------
NETASSETS:
Beginning of period ...............................     99,867           105,118                   171,337            210,173
                                                      --------          --------                  --------           --------
End of period .....................................   $169,241          $ 99,867                  $165,396           $171,337
                                                      ========          ========                  ========           ========


                                                        PENNSYLVANIA MUNICIPAL BOND FUND
                                                        --------------------------------
                                                            FOR THE           FOR THE
                                                          YEAR ENDED        YEAR ENDED
                                                         MAY 31, 2001      MAY 31, 2000
                                                         ------------      ------------
INVESTMENT ACTIVITIES:
Net investment income .............................         $ 2,082           $ 1,975
Net realized gain/(loss) on investments sold ......             118              (226)
Net unrealized appreciation/(depreciation)
  on investments ..................................           1,955            (1,589)
                                                            -------           -------
Net increase/(decrease) in net assets
  resulting from operations .......................           4,155               160
                                                            -------           -------
DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income:
     Class I ......................................          (2,068)           (2,041)
     Class A ......................................             (14)              (10)
     Class B ......................................              --                --
     Class C ......................................              --                --
   Distributions from net realized capital gains:
     Class I ......................................              --               (73)
     Class A ......................................              --                --
     Class B ......................................              --                --
     Class C ......................................              --                --
                                                            -------           -------
Total distributions ...............................          (2,082)           (2,124)
                                                            -------           -------
SHARE TRANSACTIONS:
Class I
     Proceeds from shares issued ..................           5,118            12,840
     Proceeds from shares issued in connection
       with Parkstone merger (note 10) ............              --                --
     Reinvestment of cash distributions ...........              57                33
     Cost of shares redeemed ......................          (6,817)           (6,068)
                                                            -------           -------
       Net Class I share transactions .............          (1,642)            6,805
                                                            -------           -------
   Class A
     Proceeds from shares issued ..................             189               106
     Proceeds from shares issued in connection
       with Parkstone merger (note 10) ............              --                --
     Reinvestment of cash distributions ...........               5                 3
     Cost of shares redeemed ......................             (22)             (101)
                                                            -------           -------
       Net Class A share transactions .............             172                 8
                                                            -------           -------
   Class B
     Proceeds from shares issued ..................              --                --
     Proceeds from shares issued in connection
       with Parkstone merger (note 10) ............              --                --
     Reinvestment of cash distributions ...........              --                --
     Cost of shares redeemed ......................              --                --
                                                            -------           -------
       Net Class B share transactions .............              --                --
                                                            -------           -------
   Class C
     Proceeds from shares issued ..................               4               100
     Reinvestment of cash distributions ...........              --                --
     Cost of shares redeemed ......................              --              (101)
                                                            -------           -------
       Net Class C share transactions .............               4                (1)
                                                            -------           -------
Increase/(decrease) in net assets from share
  transactions ....................................          (1,466)            6,812
                                                            -------           -------
Total increase/(decrease) in net assets ...........             607             4,848
                                                            -------           -------
NETASSETS:
Beginning of period ...............................          45,237            40,389
                                                            -------           -------
End of period .....................................         $45,844           $45,237
                                                            =======           =======


                             See Accompanying Notes
                                    110 & 111

NOTES TO FINANCIAL STATEMENTS
================================================================================

1.  FUND ORGANIZATION

   Armada Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is comprised of 31 funds each of which is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution and/or shareholder service fees and investment minimums. Class I shares are sold without a sales charge. Class A shares are sold subject to a front-end sales charge and Class B and Class C shares are sold with a contingent deferred sales charge, both of which may be reduced or waived under certain circumstances. See the respective Fund's prospectus for additional information.

   The Trust currently has five Series that consist of the following Funds (each referred to as a "Fund" or collectively as the "Funds"):

EQUITY SERIES
   Core Equity Fund, Equity Growth Fund, Equity Index Fund, International Equity Fund, Large Cap Ultra Fund, Large Cap Value Fund (formerly Equity Income Fund), Mid Cap Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, and Tax Managed Equity Fund;

ASSET ALLOCATION SERIES

   Aggressive Allocation Fund, Balanced Allocation Fund and Conservative Allocation Fund;

FIXED INCOME SERIES
   Bond Fund, GNMA Fund, Intermediate Bond Fund, Limited Maturity Bond Fund, Strategic Income Bond Fund*, Total Return Advantage Fund, and U.S. Government Income Fund;

TAX FREE BOND SERIES
   Michigan Municipal Bond Fund, National Tax Exempt Bond Fund, Ohio Tax Exempt Bond Fund, and Pennsylvania Municipal Bond Fund;

MONEY MARKET SERIES
   Government Money Market Fund, Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, Tax Exempt Money Market Fund, Treasury Money Market Fund, and Treasury Plus Money Market Fund.

*AS OF THE DATE OF THIS ANNUAL REPORT, STRATEGIC INCOME BOND FUND HAD NOT
 COMMENCED OPERATIONS.

   The financial statements presented herein are those of the Equity, Asset Allocation, Fixed Income and Tax Free Bond Series. The financial statements of the Money Market Series are not presented herein, but are presented separately.

2.  SIGNIFICANT ACCOUNTING POLICIES

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   The following is a summary of significant accounting policies followed by the Funds.

   SECURITY VALUATION: A Fund generally values its investment portfolio at market price. In the event that a sale of a particular fixed income security is not reported for that day, fixed income securities are priced at the mean between the most recent quoted bid and asked prices. Unlisted securities and securities traded on a national securities market for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. In the event that a sale of a particular equity security is not reported for that day, shares are priced at the last bid quotation. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Debt obligations within sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value. The Aggressive Allocation and Conservative Allocation Funds invest in underlying Armada Funds. The investments in underlying funds are valued at their respective net asset values as determined by those funds each business day.

   Some Funds hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate an NAV. As a result, the market value of these Funds' investments may change on days when you cannot buy and hold shares of a Fund.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is accrued on a daily basis. Dividends are recorded on the ex-dividend date. Distributions and shareholder service expenses relating to a specific class are charged directly to that class. The Funds may be subject to taxes imposed

                                                   NOTES TO FINANCIAL STATEMENTS
================================================================================

by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Discounts and market premiums are amortized and classified as interest income over the lives of the respective securities, with the exception of the Tax Free Bond Funds, which do not accrete market discount. Expenses common to all of the Funds in the Trust are allocated among the Funds on the basis of average net assets.

   ACCOUNTING STANDARDS ISSUED BUT NOT YET ADOPTED: On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Tax Free Bond Funds currently do not amortize market discounts on fixed income securities. Upon adoption, the Tax Free Funds will be required to record a cumulative effect adjustment to reflect the amortization of such discounts. Management of the Funds does not anticipate that the adoption of the Guide will have a significant effect on the financial statements. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of the Funds.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends from the net investment income of the Core Equity, Equity Growth, Equity Index, Large Cap Ultra, Large Cap Value, Mid Cap Growth, Tax Managed Equity, Aggressive Allocation and Balanced Allocation Funds, if any, are declared and paid quarterly; dividends from net investment income of the International Equity, Small Cap Growth and Small Cap Value Funds, if any, are declared and paid annually. Dividends from the net investment income of the Bond, GNMA, Intermediate Bond, Limited Maturity Bond, Total Return Advantage, U.S. Government Income, Michigan Municipal Bond, National Tax Exempt Bond, Ohio Tax Exempt Bond, and Pennsylvania Municipal Bond Funds are declared daily and paid no later than five business days after the end of the month. Dividends from net investment income of the Conservative Allocation Fund are declared and paid monthly. It is anticipated that the Strategic Income Bond Fund also will distribute income monthly when the Fund commences operations. Any net realized capital gains will be distributed at least annually for all of the Funds.

   FEDERAL INCOME TAXES: Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to qualify or continue to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that distributions from net investment income and net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

   The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. These differences are primarily due to wash sales, foreign currency gains and losses and the "mark-to-market" of certain Passive Foreign Investment Companies (PFICs) for tax purposes. In addition, certain funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions where the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following permanent differences, have been reclassified to/from the following accounts:

                        ACCUMULATED   UNDISTRIBUTED
                       NET REALIZED  NET INVESTMENT    PAID-IN
                        GAIN/(LOSS)      INCOME        CAPITAL
FUND                       (000)          (000)         (000)
------                  ----------     ----------     ---------
Core Equity                 (28)             --          28
Equity Growth               (71)            708        (637)
International Equity         --              (1)          1
Large Cap Ultra               2           1,174      (1,176)
Large Cap Value          (2,158)             --       2,158
Mid Cap Growth             (475)          2,103      (1,628)
Small Cap Growth           (186)          1,838      (1,652)
Small Cap Value          (3,938)             --       3,938
Tax Managed Equity            2              (2)         --
Balanced Allocation        (100)             (4)        104
Limited Maturity Bond        --             450        (450)
Michigan Municipal
Bond                         (2)             --           2

NOTES TO FINANCIAL STATEMENTS
================================================================================

   FOREIGN CURRENCY TRANSLATION: The books and records of the International Equity and Balanced Allocation Funds are maintained in U.S. dollars as follows:
(1) the foreign currency market values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in operations for the current period. The Fund does not isolate the portion of gains and losses on investments which is due to fluctuations in foreign exchange rates from that which is due to fluctuations in the market prices of investments.

   FORWARD FOREIGN CURRENCY CONTRACTS: Certain Funds enter into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. A Fund realizes gains or losses at the time the forward contracts are extinguished. Such contracts, which are designed to protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities; they simply establish an exchange rate at a future date. Also, although such contracts tend to minimize risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. At May 31, 2001, forward foreign currency contracts outstanding were as follows:

              CONTRACTS TO     IN                  UNREALIZED
                (DELIVER)   EXCHANGE              APPRECIATION
                 RECEIVE       FOR    SETTLEMENT (DEPRECIATION)
                  (000)       (000)      DATE         (000)
              ------------  --------  ---------- --------------
INTERNATIONAL EQUITY FUND:
-------------------------
FOREIGN CURRENCY PURCHASES:
           BP        924   $1,318  06/01/01-06/04/01  $ (5)
FOREIGN CURRENCY SALES:
           CH     (3,889)   2,172  06/01/01-06/06/01     4
           EU     (5,987)   5,126      06/01/01         51

BALANCED ALLOCATION FUND:
------------------------
FOREIGN CURRENCY PURCHASES:
           BP         38    $  54  06/01/01-06/04/01    $--
FOREIGN CURRENCY SALES:
           CH       (162)      91  06/01/01-06/06/01     --
           EU       (255)     218      06/01/01          2

   BP--British Pound       CH--Swiss Francs       EU--Euro

   FUTURES CONTRACTS: Certain Funds may engage in futures contracts for the purpose of hedging against the value of the portfolio securities held and in the value of the securities a Fund intends to purchase, in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized gain/(loss), if any, is shown in the financial statements.

   There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

   Financial futures contracts open at May 31, 2001 were as follows:


                   NUMBER     NOTIONAL              UNREALIZED
                     OF      COST AMOUNT EXPIRATION GAIN/(LOSS)
FUND              CONTRACTS     (000)       DATE       (000)
-----------       ---------  ----------- ---------- -----------
Equity Index -
  S&P 500
  Futures             20     $ 5,864     June-01    $  423
International Equity-
  NIKKEI-225
  (OSE)               25       2,972     June-01      (173)
Mid Cap Growth -
  S&P 400 Futures     28       7,387     Sept-01       (13)
  S&P 400 Futures     28       6,554     June-01       756
Small Cap Growth -
  Russell 2000
  Futures             25       5,512     June-01       701
Small Cap Value -
  Russell 2000
  Futures            101      21,728     June-01     3,373
Balanced Allocation-
  Russell 2000
  Futures              9       2,194     June-01        43
  S&P 500 Futures     17       5,423     June-01       (79)

   MORTGAGE DOLLAR ROLLS: For the purpose of enhancing the Fund's yield, the GNMA Fund may enter into mortgage dollar rolls (principally in securities referred to as TBA's or To Be Announced) in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed

                                                   NOTES TO FINANCIAL STATEMENTS
================================================================================

date. The Fund accounts for such dollar rolls as purchases and sales and maintains liquid high-grade securities in an amount at least equal to its commitment to repurchase.

   REPURCHASE AGREEMENTS: Repurchase Agreements are considered loans under the 1940 Act. In connection therewith, the Trust's custodian receives and holds collateral of not less than 102% of the repurchase price plus accrued interest. If the value of the collateral falls below this amount, the Trust will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Trust maintains the right to sell the underlying securities at market value and any remaining loss may be subject to legal proceedings.

3.  INVESTMENT ADVISER, DISTRIBUTION FEES AND OTHER RELATED PARTY TRANSACTIONS

   Fees paid by the Trust pursuant to the Advisory Agreements with National City Investment Management Company (the "Adviser" or "IMC"), an indirect wholly owned subsidiary of National City Corporation, are payable monthly based on an annual rate, listed in the table below, based on each Fund's average daily net assets. The Adviser may from time to time waive its fees payable by the Funds. At May 31, 2001, advisory fees accrued and unpaid amounted to:

                                           ANNUAL
                                            RATE       (000)
                                         ---------- ----------
Core Equity Fund........................     0.75%      $313
Equity Growth Fund......................     0.75%       700
Equity Index Fund.......................     0.35%        56
International Equity Fund...............     1.15%       517
Large Cap Ultra Fund....................     0.75%       136
Large Cap Value Fund....................     0.75%       465
Mid Cap Growth Fund.....................     1.00%       204
Small Cap Growth Fund...................     1.00%       288
Small Cap Value Fund....................     1.00%       482
Tax Managed Equity Fund.................     0.75%       143
Aggressive Allocation Fund..............     0.25%        --
Balanced Allocation Fund................     0.75%       127
Conservative Allocation Fund............     0.25%        --
Bond Fund...............................     0.55%       400
GNMA Fund...............................     0.55%        60
Intermediate Bond Fund..................     0.55%       120
Limited Maturity Bond Fund..............     0.45%       120
Total Return Advantage Fund.............     0.55%       175
U.S. Government Income Fund.............     0.55%        81
Michigan Municipal Bond Fund............     0.55%        57
National Tax Exempt Bond Fund...........     0.55%        45
Ohio Tax Exempt Bond Fund...............     0.55%        82
Pennsylvania Municipal Bond Fund........     0.55%        16

   On April 18, 2001, the Adviser assumed day-to-day management of the Core Equity Fund and Total Return Advantage Fund. Prior to that time, National Asset Management Corporation served as investment sub-adviser (the "Sub Adviser") to the Core Equity and Total Return Advantage Funds. No fees were paid to the Sub-Adviser directly from the Trust.

   The Trust maintains Shareholder Services Plans (the "Services Plans") with respect to the Class A, Class B and Class C shares in the Funds. Pursuant to such Services Plans, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Class A, B, or C shares in consideration for payment, listed in the table below, on an annual basis of the net asset value of the Class A, B, or C shares.

                                 ANNUAL    ANNUAL     ANNUAL
                                  RATE      RATE       RATE
                                 CLASS A   CLASS B    CLASS C
                               -------------------- ----------
Core Equity Fund..............    0.25%      0.25%      0.25%
Equity Growth Fund............    0.25%      0.25%      0.25%
Equity Index Fund.............    0.25%      0.25%      0.25%
International Equity Fund.....    0.25%      0.25%      0.25%
Large Cap Ultra Fund..........    0.25%      0.25%      0.25%
Large Cap Value Fund..........    0.25%      0.25%      0.25%
Mid Cap Growth Fund...........    0.25%      0.25%      0.25%
Small Cap Growth Fund.........    0.25%      0.25%      0.25%
Small Cap Value Fund..........    0.25%      0.25%      0.25%
Tax Managed Equity Fund.......    0.25%      0.25%      0.25%
Aggressive Allocation Fund....    0.25%      0.25%      0.25%
Balanced Allocation Fund......    0.25%      0.25%      0.25%
Conservative Allocation Fund..    0.25%      0.25%      0.25%
 Bond Fund....................    0.25%      0.25%      0.25%
GNMA Fund.....................    0.25%      0.25%      0.25%
Intermediate Bond Fund........    0.25%      0.25%      0.25%
Limited Maturity
 Bond Fund....................    0.10%      0.25%      0.25%
Total Return Advantage
Fund..........................    0.25%      0.25%      0.25%
U.S. Government Income
 Fund.........................    0.25%      0.25%      0.25%
Michigan Municipal
 Bond Fund....................    0.10%      0.10%      0.25%
National Tax Exempt
 Bond Fund....................    0.10%      0.10%      0.25%
Ohio Tax Exempt Bond Fund.....    0.10%      0.10%      0.25%
Pennsylvania Municipal
 Bond Fund....................    0.10%      0.10%      0.25%

NOTES TO FINANCIAL STATEMENTS
================================================================================


   National City Bank ("NCB") serves as the Funds' Custodian. Each Fund reimburses NCB for its direct and indirect costs and expenses incurred in rendering custodial services.

   The Trust and SEI Investments Distribution Co. ("SEI" or the "Distributor") are parties to a distribution agreement dated May 1, 1998. The Trust has adopted a distribution plan for Class I and Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class I and Class A Shares plan, the Trust reimburses the Distributor for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed .10% per annum of the average net assets of the Funds' Class I and Class A shares. The Trust also has adopted plans under Rule 12b-1 with respect to Class B Shares and Class C Shares pursuant to which the Trust, excluding the Aggressive Allocation and Conservative Allocation Funds, compensates the Distributor for distribution services in an amount up to .75% per annum of the average net assets of the Funds' Class B and Class C Shares. The Aggressive Allocation and Conservative Allocation Funds compensate the Distributor for distributions services in an amount of up to 0.65% per annum of the average net assets of the Funds' Class B and Class C Shares. The Distributor may from time to time waive its fees payable by the Funds.

   Each Trustee receives an annual fee of $15,000 plus $3,000 for each Board meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional $5,000 per annum for services in such capacity. The Trustees and Chairman fees are paid for services rendered to all of the Funds and are allocated on a prorata basis across the portfolios of Armada Funds and The Armada Advantage Fund, another fund family managed by the Adviser. No person who is an officer, director, trustee, or employee of National City Investment Management Company, the Distributor, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

   Trustees who receive fees are eligible for participation in the Trust's Deferred Compensation Plan (the "Plan"), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

   Expenses paid by the Trust for the year ended May 31, 2001, include legal fees of $485,651 paid to Drinker, Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

   The Trust, SEI Investments Mutual Funds Services ("SIMFS") and National City Bank ("NCB") are parties to a Co-Administration Agreement effective as of August 1, 2000 under which SIMFS and NCB provide administrative services in exchange for fees at the following annual rates based on the average daily net assets of all the Trust's Funds.



                                AGGREGATE   PORTION    PORTION
COMBINED AVERAGE                 ANNUAL    ALLOCATED  ALLOCATED
DAILY NET ASSETS                  RATE     TO SIMFS    TO NCB
------------------------------- ---------  ---------  ---------
Up to $16 billion .............   0.070%     0.050%    0.020%
From $16 billion to $20 billion   0.070%     0.040%    0.030%
Over $20 billion ..............   0.065%     0.035%    0.030%

4.  INVESTMENTS

   During the period ended May 31, 2001, purchases and sales of securities, other than short-term investments or U.S. government obligations, aggregated:

                                 PURCHASES (000)   SALES (000)
                                 --------------    -----------
 Core Equity Fund..............    $   46,046     $   53,949
 Equity Growth Fund ...........       231,884        371,025
 Equity Index Fund ............        61,296         48,657
 International Equity Fund ....     1,109,562      1,024,950
 Large Cap Ultra Fund .........       266,729        294,528
 Large Cap Value Fund..........       468,118        522,454
 Mid Cap Growth Fund ..........       514,501        522,225
 Small Cap Growth Fund ........       581,199        551,637
 Small Cap Value Fund .........       584,240        520,078
 Tax Managed Equity Fund ......         3,786         10,635
 Aggressive Allocation Fund ...         5,229            248
 Balanced Allocation Fund .....       259,011        252,758
 Conservative Allocation Fund .         5,217            228
 Bond Fund ....................       312,369        329,200
 GNMA Fund ....................            --            473
 Intermediate Bond Fund .......       134,973        166,976
 Limited Maturity
 Bond Fund ....................        99,577        128,222
 Total Return Advantage Fund ..       201,825        248,850
 U.S. Government Income
 Fund..........................         4,499         11,437
 Michigan Municipal
 Bond Fund.....................        26,686         44,938
 National Tax Exempt
 Bond Fund ....................        42,826         48,771
 Ohio Tax Exempt Bond Fund ....        32,711         46,765
 Pennsylvania Municipal
 Bond Fund ....................        11,289         12,736

   Purchases and sales of long-term U.S. government obligations were:

                                 PURCHASES (000)   SALES (000)
                                 --------------    -----------
 Balanced Allocation Fund......      $ 49,846       $ 62,319
 Bond Fund.....................       328,305        420,968
 GNMA Fund.....................        64,479         58,986
 Intermediate Bond Fund........       334,048        341,622
 Limited Maturity Bond Fund....        55,446         33,206
 Total Return Advantage Fund...       441,485        390,132
 U.S. Government Income Fund...       119,946        111,571

                                                   NOTES TO FINANCIAL STATEMENTS
================================================================================

   As of May 31, 2001, the following Funds have capital loss carryforwards:


                                     AMOUNT       EXPIRATION
                                      (000)          DATE
                                   ----------     -----------
 Equity Index Fund...............  $ 8,714           2009
 International Equity Fund*......    8,277           2009
 Large Cap Ultra Fund............    1,885           2009
 Bond Fund*......................   54,403         2008-2009
 GNMA Fund.......................    1,527         2008-2009
 Intermediate Bond Fund*.........   25,706         2001-2008
 Limited Maturity Bond Fund*.....   11,505         2002-2009
 Total Return Advantage Fund.....    1,454           2008
 U.S. Government Income Fund.....    9,219         2002-2009
 National Tax Exempt
 Bond Fund*......................    2,653         2008-2009
 Ohio Tax Exempt Bond Fund.......    2,853         2008-2009
 Pennsylvania Municipal
 Bond Fund.......................      100           2008

*THE AMOUNT OF THIS LOSS WHICH CAN BE UTILIZED IN SUBSEQUENT YEARS IS SUBJECT TO
 AN ANNUAL LIMITATION DUE TO THE FUND'S MERGER WITH IT'S RESPECTIVE PARKSTONE FUND (SEE NOTE 10).


   Certain Funds incurred losses from November 1, 2000 to May 31, 2001. As permitted by tax regulations, the Funds intend to elect to defer and treat these losses as arising in the fiscal year ending May 31, 2002. The Funds that elected to defer losses and the amounts deferred are as follows:


                                                      (000)
                                                    ---------
 Core Equity Fund ..............................     $ 3,178
 Equity Index Fund .............................       1,111
 International Equity Fund .....................      54,403
 Mid Cap Growth Fund............................      43,369
 Small Cap Growth Fund..........................      30,187
 Tax Managed Equity Fund........................         450
 Aggressive Allocation Fund.....................          27
 Balanced Allocation Fund.......................       1,853
 Conservative Allocation Fund...................           6
 Bond Fund .....................................      15,242
 Intermediate Bond Fund ........................       4,549
 Limited Maturity Bond Fund ....................       3,071
 U.S. Government Income Fund....................          81

   At May 31, 2001, the total cost of securities for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at May 31, 2001 is as follows:

                               AGGREGATE   AGGREGATE
                                 GROSS       GROSS
                             APPRECIATION DEPRECIATION   NET
                                 (000)       (000)      (000)
                             ------------ ------------ -------
Core Equity Fund                $ 34,108  $ (6,961)  $ 27,147
Equity Growth Fund               345,083   (16,663)   328,420
Equity Index Fund                 62,506   (35,538)    26,968
International Equity Fund         44,038   (26,692)    17,346
Large Cap Ultra Fund              62,311   (17,873)    44,438
Large Cap Value Fund             156,625   (20,701)   135,924
Mid Cap Growth Fund               43,144   (18,092)    25,052
Small Cap Growth Fund             62,516   (15,363)    47,153
Small Cap Value Fund             104,633    (4,917)    99,716
Tax Managed Equity Fund          197,493      (171)   197,322
Aggressive Allocation Fund           100      (102)        (2)
Balanced Allocation Fund          18,459    (7,025)    11,434
Conservative Allocation Fund          67       (52)        15
Bond Fund                         23,297    (9,604)    13,693
GNMA Fund                          3,257      (156)     3,101
Intermediate Bond Fund             7,535    (1,863)     5,672
Limited Maturity
Bond Fund                          2,781    (1,276)     1,505
Total Return Advantage Fund3,684  (3,063)      621
U.S. Government Income
Fund                               2,277      (457)     1,820
Michigan Municipal
Bond Fund                          9,159       (78)     9,081
National Tax Exempt Bond Fund      6,517      (107)     6,410
Ohio Tax Exempt Bond Fund          6,019      (126)     5,893
Pennsylvania Municipal
Bond Fund                          1,671       (52)     1,619

5.  SHARES OF BENEFICIAL INTEREST

   The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized on the following pages for the Funds.

NOTES TO FINANCIAL STATEMENTS

                                                                                (000)
                                     --------------------------------------------------------------------------------------------
                                            CLASS I                 CLASS A                  CLASS B              CLASS C
                                     -------------------       -----------------        -----------------    --------------------
                                      YEAR        YEAR          YEAR      YEAR           YEAR      YEAR       YEAR        YEAR
                                      ENDED       ENDED         ENDED     ENDED          ENDED     ENDED      ENDED       ENDED
                                     5/31/01     5/31/00       5/31/01   5/31/00        5/31/01   5/31/00    5/31/01     5/31/00
                                     -------     -------       -------   -------        -------   -------    -------     -------
CORE EQUITY FUND
Shares sold .....................      1,011         441           130       180           60         74          4          --
Shares reinvested ...............      1,159         388            42         8           19          3         --          --
Shares repurchased ..............     (1,374)     (1,930)         (124)      (34)         (33)       (33)        --          --
                                     -------     -------       -------    ------       ------      -----      -----       -----
Net increase/(decrease) .........        796      (1,101)           48       154           46         44          4          --
                                     =======     =======       =======    ======       ======      =====      =====       ======
EQUITY GROWTH FUND
Shares sold .....................      3,314       4,605           810       937           53         82          9           9
Shares reinvested ...............      1,408         373           236        55            6          1         --          --
Shares repurchased ..............     (8,400)    (12,962)*      (1,526)   (1,102)         (31)       (10)        --          --
                                     -------     -------       -------    ------       ------      -----      -----       -----
Net increase/(decrease) .........     (3,678)     (7,984)         (480)     (110)          28         73          9           9
                                     =======     =======       =======    ======       ======      =====      =====       ======
EQUITY INDEX FUND
Shares sold .....................      8,430      30,978           232       484           70         43         40          23
Shares reinvested ...............        231         453             5         6           --         --         --          --
Shares repurchased ..............     (6,982)    (24,918)         (193)     (160)         (13)        --         (3)         --
                                     -------     -------       -------    ------       ------      -----      -----       -----
Net increase ....................      1,679       6,513            44       330           57         43         37          23
                                     =======     =======       =======    ======       ======      =====      =====       ======
INTERNATIONAL EQUITY FUND
Shares sold .....................     22,270      11,564         3,405       214           59         40         23          11
Shares sold from
Parkstone merger ................     18,933          --         1,478        --          531         --         --          --
Shares reinvested ...............      1,088          68            14         1            3         --          1          --
Shares repurchased ..............    (14,813)     (1,625)       (3,715)      (77)        (134)        (2)        (1)         --
                                     -------     -------       -------    ------       ------      -----      -----       -----
Net increase ....................     27,478      10,007         1,182       138          459         38         23          11
                                     =======     =======       =======    ======       ======      =====      =====       ======
LARGE CAP ULTRA FUND
Shares sold .....................      2,825       1,625           171       383           75         86         10          --
Shares reinvested ...............      1,473       2,997           149       248          139        182         --          --
Shares repurchased ..............     (3,802)    (11,400)*        (355)     (789)        (184)      (176)        --          --
                                     -------     -------       -------    ------       ------      -----      -----       -----
Net increase/(decrease) .........        496      (6,778)          (35)     (158)          30         92         10          --
                                     =======     =======       =======    ======       ======      =====      =====       ======
LARGE CAP VALUE FUND
Shares sold .....................      4,700       6,385           315       376           41         47          5           6
Shares sold from
Parkstone merger ................     11,506          --         2,659        --          849         --         --          --
Shares reinvested ...............        800       1,617            37        39            6          5         --          --
Shares repurchased ..............     (7,926)     (5,956)       (1,072)     (438)        (261)       (20)        (1)         --
                                     -------     -------       -------    ------       ------      -----      -----       -----
Net increase/(decrease) .........      9,080       2,046         1,939       (23)         635         32          4           6
                                     =======     =======       =======    ======       ======      =====      =====       ======
MID CAP GROWTH FUND
Shares sold .....................      6,774       4,026         1,864       498           48         48         21          --
Shares reinvested ...............      6,468       5,112         1,268       909          717        425          1          --
Shares repurchased ..............     (6,816)    (13,789)*      (2,504)   (2,022)        (367)      (406)        (1)         --
                                     -------     -------       -------    ------       ------      -----      -----       -----
Net increase/(decrease) .........      6,426      (4,651)          628      (615)         398         67         21          --
                                     =======     =======       =======    ======       ======      =====      =====       ======
SMALL CAP GROWTH FUND
Shares sold .....................      8,720       5,239         2,739       235           43         17         28           5
Shares sold from
Parkstone Merger ................     12,779          --         2,956        --        1,307         --         --          --
Shares reinvested ...............        901          --           122        --           51         --          1          --
Shares repurchased ..............     (6,580)     (2,589)       (3,262)     (160)        (261)        (5)        (1)         --
                                     -------     -------       -------    ------       ------      -----      -----       -----
Net increase ....................     15,820       2,650         2,555        75        1,140         12         28           5
                                     =======     =======       =======    ======       ======      =====      =====       ======

*INCLUDES REDEMPTIONS AS A RESULT OF A REDEMPTION IN KIND ON MARCH 1, 2000 (SEE
 NOTE 8).

                                                   NOTES TO FINANCIAL STATEMENTS
================================================================================

                                                                                (000)
                                     --------------------------------------------------------------------------------------------
                                            CLASS I                 CLASS A                  CLASS B              CLASS C
                                     -------------------       -----------------        -----------------    --------------------
                                      YEAR        YEAR          YEAR      YEAR           YEAR      YEAR       YEAR        YEAR
                                      ENDED       ENDED         ENDED     ENDED          ENDED     ENDED      ENDED       ENDED
                                     5/31/01     5/31/00       5/31/01   5/31/00        5/31/01   5/31/00    5/31/01     5/31/00
                                     -------     -------       -------   -------        -------   -------    -------     -------
SMALL CAP VALUE FUND
Shares sold ......................     9,105       8,845           237       186           43         15         15            5
Shares reinvested ................       605         171            22        10            2         --         --           --
Shares repurchased ...............    (4,298)     (5,441)         (255)     (404)         (15)        (3)        --           --
                                     -------     -------       -------    ------       ------      -----      -----       ------
Net increase/(decrease) ..........     5,412       3,575             4      (208)          30         12         15            5
                                     =======     =======       =======    ======       ======      =====      =====       ======
TAX MANAGED EQUITY FUND
Shares sold ......................     1,746       1,320           452       960          189        429         41           32
Shares reinvested ................        18           9             2         1            2          1         --           --
Shares repurchased ...............    (2,328)     (3,203)         (267)     (353)        (107)       (87)        (2)          --
                                     -------     -------       -------    ------       ------      -----      -----       ------
Net increase/(decrease) ..........      (564)     (1,874)          187       608           84        343         39           32
                                     =======     =======       =======    ======       ======      =====      =====       ======
AGGRESSIVE ALLOCATION FUND*
Shares sold ......................       250         --            251        --            1         --         --           --
Shares reinvested ................        --         --             --        --           --         --         --           --
Shares repurchased ...............        --         --             --        --           --         --         --           --
                                     -------     -------       -------    ------       ------      -----      -----       ------
Net increase .....................       250          --           251        --            1         --         --           --
                                     =======     =======       =======    ======       ======      =====      =====       ======
BALANCED ALLOCATION FUND
Shares sold ......................     3,505       1,831           274       329          116         27          3           --
Shares sold from
Parkstone merger .................    12,263          --         1,208        --          462         --         --           --
Shares reinvested ................     1,689         145           116         5           31          1         --           --
Shares repurchased ...............    (4,191)     (4,269)         (539)     (136)         (98)        (6)        (1)          --
                                     -------     -------       -------    ------       ------      -----      -----       ------
Net increase/(decrease) ..........    13,266      (2,293)        1,059       198          511         22          2           --
                                     =======     =======       =======    ======       ======      =====      =====       ======
CONSERVATIVE ALLOCATION FUND*
Shares sold ......................       250         --            250        --           --         --          5           --
Shares reinvested ................         1         --              1        --           --         --         --           --
Shares repurchased ...............        --         --             --        --           --         --         --           --
                                     -------     -------       -------    ------       ------      -----      -----       ------
Net increase .....................       251          --           251        --           --         --          5           --
                                     =======     =======       =======    ======       ======      =====      =====       ======
BOND FUND+
Shares sold ......................     9,381       3,294           199       553            9          6          3           --
Shares sold from
Parkstone merger .................    65,764          --           394        --           60         --          4           --
Shares reinvested ................     1,662       1,462            38        46           12         16          1           --
Shares repurchased ...............   (21,374)    (10,345)         (802)     (709)         (95)      (232)        (2)          --
                                     -------     -------       -------    ------       ------      -----      -----       ------
Net increase/(decrease) ..........    55,433      (5,589)         (171)     (110)         (14)      (210)         6           --
                                     =======     =======       =======    ======       ======      =====      =====       ======
GNMA FUND
Shares sold ......................     2,480       4,015            61        69           11         16          2            9
Shares reinvested ................        81          65             6         6            1         --         --           --
Shares repurchased ...............    (1,762)     (1,379)          (84)      (97)          (9)        --         (5)          --
                                     -------     -------       -------    ------       ------      -----      -----       ------
Net increase/(decrease) ..........       799       2,701           (17)      (22)           3         16         (3)           9
                                     =======     =======       =======    ======       ======      =====      =====       ======
INTERMEDIATE BOND FUND
Shares sold ......................    10,867       8,335           204       236           34         32          3           19
Shares sold from
Parkstone merger .................     7,270          --           761        --           56         --         --           --
Shares reinvested ................       540         560            38        21            6          3          1           --
Shares repurchased ...............   (14,764)     (9,261)         (597)     (359)         (34)       (29)        (6)          --
                                     -------     -------       -------    ------       ------      -----      -----       ------
Net increase/(decrease) ..........     3,913        (366)          406      (102)          62          6         (2)          19
                                     =======     =======       =======    ======       ======      =====      =====       ======

*THE AGGRESSIVE ALLOCATION FUND AND CONSERVATIVE ALLOCATION FUND COMMENCED
 OPERATIONS ON MARCH 6, 2001.
+REFLECTS THE OPERATING HISTORY OF A PREDECESSOR MUTUAL FUND (SEE NOTE 10).

NOTES TO FINANCIAL STATEMENTS
================================================================================

                                                                                (000)
                                     --------------------------------------------------------------------------------------------
                                            CLASS I                 CLASS A                  CLASS B              CLASS C
                                     -------------------       -----------------        -----------------    --------------------
                                      YEAR        YEAR          YEAR      YEAR           YEAR      YEAR       YEAR        YEAR
                                      ENDED       ENDED         ENDED     ENDED          ENDED     ENDED      ENDED       ENDED
                                     5/31/01     5/31/00       5/31/01   5/31/00        5/31/01   5/31/00    5/31/01     5/31/00
                                     -------     -------       -------   -------        -------   -------    -------     -------
LIMITED MATURITY BOND FUND
Shares sold .......................    8,992      10,040            83       123           32         18          4            2
Shares sold from
Parkstone merger ..................   10,316          --           898        --           59         --         --           --
Shares reinvested .................      448         270            27         3            3         --         --           --
Shares repurchased ................  (10,132)     (7,920)         (591)      (92)         (38)        --         --           --
                                     -------     -------       -------    ------       ------      -----      -----       ------
Net increase ......................    9,624       2,390           417        34           56         18          4            2
                                     =======     =======       =======    ======       ======      =====      =====       ======
TOTAL RETURN ADVANTAGE FUND
Shares sold .......................    7,322       7,510           165       250           15         --          2           --
Shares reinvested .................    1,225       1,427            13        39           --         --         --           --
Shares repurchased ................   (7,997)     (6,902)         (592)     (227)          --         --         --           --
                                     -------     -------       -------    ------       ------      -----      -----       ------
Net increase/(decrease) ...........      550       2,035          (414)       62           15         --          2           --
                                     =======     =======       =======    ======       ======      =====      =====       ======
U.S. GOVERNMENT INCOME FUND
Shares sold .......................    6,313       3,624           101     2,557           50         32         12           --
Shares reinvested .................      105         145            54       128           29         45         --           --
Shares repurchased ................   (4,840)     (4,898)       (1,022)   (4,497)        (351)      (824)        --           --
                                     -------     -------       -------    ------       ------      -----      -----       ------
Net increase/(decrease) ...........    1,578      (1,129)         (867)   (1,812)        (272)      (747)        12           --
                                     =======     =======       =======    ======       ======      =====      =====       ======

MICHIGAN MUNICIPAL BOND FUND
Shares sold .......................    1,298       1,800           299        92           29         12         --           --
Shares reinvested .................       72          83            42        73            5          6         --           --
Shares repurchased ................   (2,867)     (4,433)         (503)   (1,334)         (38)      (132)        --           --
                                     -------     -------        -------    ------       ------      -----      -----        -----
Net decrease ......................   (1,497)     (2,550)         (162)   (1,169)          (4)      (114)        --           --
                                     =======     =======       =======    ======       ======      =====      =====       ======
NATIONAL TAX EXEMPT BOND FUND
Shares sold .......................    2,867       3,170           121       298            5          4          9           11
Shares sold from
Parkstone merger ..................    6,390          --           350        --           42         --         --           --
Shares reinvested .................       36          13            22        17            1          1         --           --
Shares repurchased ................   (3,173)     (3,220)         (252)     (316)         (22)        (9)        (1)         (11)
                                     -------     -------       -------    ------       ------      -----      -----       ------
Net increase/(decrease) ...........    6,120         (37)          241        (1)          26         (4)         8           --
                                     =======     =======       =======    ======       ======      =====      =====       ======

OHIO TAX EXEMPT BOND FUND
Shares sold .......................    1,709       2,288           928       260           --         --         26           --
Shares reinvested .................       26          24            17        15           --         --         --           --
Shares repurchased ................   (3,382)     (5,088)         (671)     (217)          --         --         --           --
                                     -------      ------       -------    ------       ------      -----      -----        -----
Net increase/(decrease) ...........   (1,647)     (2,776)          274        58           --         --         26           --
                                     =======     =======       =======    ======       ======      =====      =====       ======
PENNSYLVANIA MUNICIPAL BOND FUND
Shares sold .......................      498       1,283            17        11           --         --         --           10
Shares reinvested .................        6           3             1        --           --         --         --           --
Shares repurchased ................     (669)       (604)           (2)      (10)          --         --         --          (10)
                                     -------      ------       -------    ------       ------      -----      -----       ------
Net increase/(decrease) ...........     (165)        682            16         1           --         --         --           --
                                     =======     =======       =======    ======       ======      =====      =====       ======

                                                   NOTES TO FINANCIAL STATEMENTS
================================================================================


6.  MARKET AND CREDIT RISK

   Some countries in which certain of the Funds may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

   The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition of the Fund.
   The Balanced Allocation, Bond, Limited Maturity Bond, GNMA, Intermediate Bond, Strategic Income Bond, Total Return Advantage and U.S. Government Income Funds may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of these respective obligations and may result in a loss of premium, if any has been paid.

   Each Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

   The Michigan Municipal Bond, Ohio Tax Exempt Bond and Pennsylvania Municipal Bond Funds follow an investment policy of investing primarily in municipal obligations of one state. The National Tax Exempt Bond Fund follows an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Michigan Municipal Bond, National Tax Exempt Bond, Ohio Tax Exempt Bond, and Pennsylvania Municipal Bond Funds.

   Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedules of Investments.

   The Funds invest in securities that include revenue bonds, tax and revenue anticipation notes, and general obligation bonds. At May 31, 2001, the percentage of portfolio investments by each revenue source were as follows:

                                  NATIONAL  OHIO
                        MICHIGAN     TAX     TAX  PENNSYLVANIA
                        MUNICIPAL  EXEMPT  EXEMPT   MUNICIPAL
                          BOND      BOND    BOND      BOND
                        --------- -------- ------ -------------
Agency ...............      31.1%    27.0%   23.5%     48.6%
General Obligations ..      35.7     44.2    48.9      18.8
Hospital .............       5.4      0.8     5.7        --
Prerefunded & Escrowed
  to Maturity ........      15.9     11.2     6.4      22.9
Utility ..............      11.9     16.8    15.5       9.7
                           ------   ------  ------    ------
                           100.0%   100.0%  100.0%    100.0%

   The rating of long-term debt as a percentage of total value of investments at May 31, 2001, is as follows:

                               NATIONAL    OHIO
                    MICHIGAN      TAX       TAX   PENNSYLVANIA
STANDARD & POOR'S/  MUNICIPAL   EXEMPT    EXEMPT    MUNICIPAL
  MOODY'S RATINGS     BOND       BOND      BOND       BOND
------------------- ---------  --------   ------  ------------
      AAA/Aaa          70.7%      70.8%     64.7%       76.8%
       AA/Aa           22.6       25.3      26.0        19.1
        A/A             5.7        2.1       3.2         2.4
      BBB/Baa           0.7       --         0.3         0.7
        NR              0.3        1.8       5.8         1.0
                      ------     ------    ------      ------
                      100.0%     100.0%    100.0%      100.0%

   Securities rated by only one agency are shown in that category. Securities rated by both agencies are shown with their lowest rating.

NOTES TO FINANCIAL STATEMENTS
================================================================================

7.  SECURITIES LENDING

   The Funds may participate in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury Obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the U.S. and 105% of the market value of securities issued outside of the U.S. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's ratings group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the funds, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan, and related collateral received as of May 31, 2001 were as follows:

                                MARKET VALUE         MARKET
                                OF SECURITIES        VALUE OF
                                   ON LOAN         COLLATERAL
                                    (000)             (000)
                                -------------     -------------
Core Equity Fund ............   $    10,132       $   10,441
Equity Growth Fund ..........       223,698          230,218
Equity Index Fund ...........        19,060           19,739
International Equity Fund ...        93,505           98,629
Large Cap Ultra Fund ........        13,884           14,324
Large Cap Value Fund ........        52,986           54,351
Mid Cap Growth Fund .........        41,639           42,928
Small Cap Growth Fund .......        68,438           70,929
Small Cap Value Fund ........        32,009           33,479
Tax Managed Equity Fund .....        16,977           17,407
Balanced Allocation Fund ....        22,030           22,742
Bond Fund ...................       112,148          114,599
Intermediate Bond Fund ......        94,128           96,662
Limited Maturity Bond Fund ..        16,389           16,779
Total Return Advantage
 Fund .......................       101,813          104,253

8.  IN KIND TRANSFERS OF SECURITIES

   During the year ended May 31, 2000, the Equity Growth, Large Cap Ultra and Mid Cap Growth Funds distributed securities in lieu of cash for a Class I shareholder redemption. The shareholder received a pro-rata portion of the Equity Growth, Large Cap Ultra and Mid Cap Growth Fund's holdings. The value of the redemptions were as follows:

                           VALUE     REALIZED GAIN
                          OF THE      INCLUDED IN   SHARES
                        REDEMPTION    REDEMPTION   REDEEMED
                       ------------  ------------- ---------
Equity Growth Fund     $ 65,043,736  $33,458,166   2,338,164
Large Cap Ultra Fund    130,393,186   67,290,904   6,385,562
Mid Cap Growth Fund      68,697,399   32,770,364   3,890,000

These transactions were completed following guidelines approved by the Board of Trustees.

9. LINE OF CREDIT

   Each Fund may borrow, an amount up to its prospectus defined limitations, from an $80 million committed line of credit available to the Armada Funds. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.625%. No Fund had any borrowings during the year ended May 31, 2001.

10. PARKSTONE MERGER

   The Board of Trustees and shareholders of The Parkstone Group of Funds approved a reorganization of certain Parkstone Funds ("Reorganizing Funds") into similarly-managed Armada Funds. The Reorganization also provided for five Parkstone Funds ("Continuing Funds") to be merged into newly-established Armada investment portfolios. The tax-free reorganization of the Reorganizing Funds took place at the close of business on June 9, 2000. Similarly, the reorganization of the Continuing Funds took place on June 10, 2000.

                                                   NOTES TO FINANCIAL STATEMENTS
================================================================================

PARKSTONE REORGANIZING FUNDS                    EXISTING ARMADA FUNDS
---------------------------------------------------------------------------
Equity Income                                   Large Cap Value1
International Discovery                         International Equity1
Small Capitalization                            Small Cap Growth1
Balanced Allocation                             Balanced Allocation1
Bond1                                           Bond
Intermediate Government Obligations             Intermediate Bond1
Limited Maturity Bond                           Limited Maturity Bond1
National Tax Exempt Bond                        National Tax Exempt Bond1

PARKSTONE CONTINUING FUNDS                      NEW ARMADA FUNDS
---------------------------------------------------------------------------
Large Capitalization1                           Large Cap Ultra
Mid Capitalization1                             Mid Cap Growth
U.S. Government Income1                         U.S. Government Income
Michigan Municipal Bond1                        Michigan Municipal Bond

---------------------------------------------------------------------------
1 Denotes the surviving or continuing portfolio for purposes of maintaining the financial statements and performance history in the post-reorganization funds.

   Under the Agreement and Plan of Reorganization the Parkstone Institutional Shares were exchanged for Armada I Shares, Parkstone Investor A Shares were exchanged for Armada A Shares and Parkstone Investor B Shares were exchanged for Armada B Shares.

   In subsequent financial reporting, the financial information for the Armada Bond Fund prior to June 9, 2000 will be that of the Parkstone Bond Fund. The Armada Bond Fund was the surviving net asset value. This means conversion factors were applied to the Parkstone Bond Fund's financial performance history for the respective share classes.

   The net assets before and after the reorganization and shares issued and redeemed by the corresponding Armada Funds were as follows:

                                                                                            EXISTING                   PARKSTONE
EXISTING                         COMBINED NET ASSETS        PRIOR NET ASSETS            ARMADA FUND'S         REORGANIZING FUND'S
ARMADA FUNDS                      AS OF JUNE 9, 2000      AS OF JUNE 9, 2000            SHARES ISSUED             SHARES REDEEMED
------------------------------------------------------------------------------------------------------------------------------------
International Equity                    $754,601,736            $445,440,153               20,943,493                  19,911,559
Large Cap Value                          734,773,889             501,897,326               15,013,663                  24,002,514
Small Cap Growth                         452,639,251             184,684,416               17,041,876                  11,204,423
Balanced Allocation                      224,665,290              76,237,123               13,933,236                  11,739,478
Bond                                     934,865,789             626,266,871               32,620,288                  33,298,251
Intermediate Bond                        382,256,189             301,710,283                8,086,393                   8,470,934
Limited Maturity Bond                    202,393,175              92,554,395               11,273,126                  11,937,935
National Tax Exempt Bond                 166,379,126             101,292,106                6,782,394                   6,518,841
                                                                                                                       PARKSTONE
NEW                              COMBINED NET ASSETS        PRIOR NET ASSETS        NEW ARMADA FUND'S           CONTINUING FUND'S
ARMADA FUNDS                     AS OF JUNE 10, 2000     AS OF JUNE 10, 2000            SHARES ISSUED             SHARES REDEEMED
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Ultra                         $324,621,718                     N/A               15,601,834                  15,601,834
Mid Cap Growth                           368,457,916                     N/A               21,700,476                  21,700,476
U.S. Government Income                   163,774,447                     N/A               18,554,018                  18,554,018
Michigan Municipal Bond                  174,186,214                     N/A               16,624,617                  16,624,617
------------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
================================================================================


   Included in the net assets from the Parkstone Funds were the following components:

                                                       UNDISTRIBUTED         ACCUMULATED         NET UNREALIZED
                                    PAID IN            NET INVESTMENT         REALIZED            APPRECIATION/
PARKSTONE FUND                       CAPITAL            INCOME (LOSS)        GAIN (LOSS)         (DEPRECIATION)      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
REORGANIZING FUNDS
Equity Income                      $212,645,099          $        --        $ (2,638,601)        $  22,870,065       $232,876,563
International Discovery             229,752,949                   --            (207,630)           79,616,264        309,161,583
Small Capitalization                178,531,921                   --            (953,654)           90,376,568        267,954,835
Balanced Allocation                 125,265,493                   --            (534,620)           23,697,294        148,428,167
Bond                                336,656,458                   --         (20,685,215)           (7,372,325)       308,598,918
Intermediate Government
Obligations                          96,419,860                   --         (13,925,552)           (1,948,063)        80,546,245
Limited Maturity Bond               123,443,908                   --         (10,400,629)           (3,204,499)       109,838,780
National Tax Exempt Bond             66,180,249                   --          (1,307,669)              214,440         65,087,020

CONTINUING FUNDS
Large Capitalization                156,872,678              (25,627)         37,823,085           129,951,582        324,621,718
Mid Capitalization                  188,111,048              (66,261)         61,277,106           119,136,023        368,457,916
U.S. Government Income              178,091,984               33,878          (9,826,242)           (4,525,173)       163,774,447
Michigan Municipal Bond             172,259,138                2,703            (762,940)            2,687,313        174,186,214
------------------------------------------------------------------------------------------------------------------------------------

                                              NOTICE TO SHAREHOLDERS (UNAUDITED)
================================================================================


                                  MAY 31, 2001


   The information set forth below is for each fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2002. Please consult your tax advisor for proper treatment of this information.

     For the fiscal year ended May 31, 2001, each Fund designated long term capital gains and exempt income with regard to distributions paid during the year as follows:

                                  (A)             (B)            (C)           (D)            (E)
                               LONG TERM       ORDINARY
                             CAPITAL GAINS      INCOME       TAX EXEMPT       TOTAL
                             DISTRIBUTIONS   DISTRIBUTIONS  DISTRIBUTIONS DISTRIBUTION    QUALIFYING
FUND                          (TAX BASIS)     (TAX BASIS)    (TAX BASIS)  (TAX BASIS)   DIVIDENDS(1)
----                         -------------   -------------  ------------- ------------  -------------
Core Equity                         99.82%          0.18%         0.00%       100.00%        100.00%
Equity Growth                       79.92%         20.08%         0.00%       100.00%         83.49%
Equity Index                         0.00%        100.00%         0.00%       100.00%        100.00%
International Equity                51.87%         48.13%         0.00%       100.00%          0.00%
Large Cap Ultra                     59.01%         40.99%         0.00%       100.00%          9.78%
Large Cap Value                     49.78%         50.22%         0.00%       100.00%        100.00%
Mid Cap Growth                      64.83%         35.17%         0.00%       100.00%          0.66%
Small Cap Growth                   100.00%          0.00%         0.00%       100.00%          0.00%
Small Cap Value                      6.84%         93.16%         0.00%       100.00%         34.35%
Tax Managed Equity                  51.19%         48.81%         0.00%       100.00%          0.00%
Aggressive Allocation                0.00%        100.00%         0.00%       100.00%        100.00%
Balanced Allocation                 54.44%         45.56%         0.00%       100.00%         16.71%
Conservative Allocation              0.00%        100.00%         0.00%       100.00%        100.00%
Bond                                 0.00%        100.00%         0.00%       100.00%          0.00%
GNMA                                 0.00%        100.00%         0.00%       100.00%          0.00%
Intermediate Bond                    0.00%        100.00%         0.00%       100.00%          0.00%
Limited Maturity Bond                0.00%        100.00%         0.00%       100.00%          0.00%
Total Return Advantage               0.00%        100.00%         0.00%       100.00%          0.00%
U.S. Government Income               0.00%        100.00%         0.00%       100.00%          0.00%
Michigan Municipal Bond              1.09%          0.00%        98.91%       100.00%          0.00%
National Tax Exempt Bond             0.00%          0.24%        99.76%       100.00%          0.00%
Ohio Tax Exempt Bond                 0.00%          0.05%        99.95%       100.00%          0.00%
Pennsylvania Tax Exempt Bond         0.00%          0.00%       100.00%       100.00%          0.00%


Items (A), (B), (C) and (D) are based on a percentage of the Fund's total distribution.
Item (E) is based on a percentage of ordinary income distributions of the Fund.
(1) Qualifying Dividends represent dividends which qualify for the corporate dividends received deduction.

NOTES
================================================================================

                                                                           NOTES
================================================================================

NOTES
================================================================================

BOARD OF TRUSTEES


ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
     Cold Metal Products, Inc.
     Commercial Metals Company
     Strategic Distribution, Inc.

HERBERT R. MARTENS, JR.
PRESIDENT
 Executive Vice President,
     National City Corporation
 Chairman, President and Chief Executive
     Officer, NatCity Investments,Inc.


JOHN F. DURKOTT
 President and Chief Operating Officer,
     Kittle's Home Furnishings Center, Inc.


ROBERT J. FARLING
 Retired Chairman, President and Chief
     Executive Officer, Centerior Energy


RICHARD W. FURST
Garvice D. Kincaid Professor of
     Finance and Dean, Gatton College
     of Business and Economics,
     University of Kentucky
 Director:
     Foam Design, Inc.
     The Seed Corporation
     Office Suites Plus, Inc.
     ihigh, Inc.


GERALD L. GHERLEIN
 Retired Executive Vice President and
     General Counsel, Eaton Corporation


J. WILLIAM PULLEN
 President and Chief Executive Officer,
     Whayne Supply Company

                The Armada Trustees also serve as the Trustees of
                           The Armada Advantage Fund.


                                                                  [LOGO OMITTED]
                                                                 ARMADA[R] FUNDS

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